     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 1999

                                                    1933 ACT FILE NO. 333-
                                                     1940 ACT FILE NO. 811-06206
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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2
                        (Check appropriate box or boxes)
[X]   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ]   PRE-EFFECTIVE AMENDMENT NO.
[ ]   POST-EFFECTIVE AMENDMENT NO.
                                     AND/OR
[ ]   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]   AMENDMENT NO. 10
                             NUVEEN INSURED QUALITY
                              MUNICIPAL FUND, INC.

                Enter Name of Registrant as Specified in Charter
                 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606
  Address of Principal Executive Offices (Number, Street, City, State and Zip
                                     Code)
                                 (312) 917-7700
               Registrant's Telephone Number, including Area Code
            GIFFORD R. ZIMMERMAN, ESQ.-VICE PRESIDENT AND SECRETARY
                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
Name and Address (Number, Street, City, State and Zip Code) of Agent for Service
                          COPIES OF COMMUNICATIONS TO:

               Thomas S. Harman                               Gary S. Schpero
         Morgan, Lewis & Bockius LLP                     Simpson Thacher & Bartlett
             1800 M Street, N.W.                            425 Lexington Avenue
             Washington, DC 20036                            New York, NY 10017

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after the effective date of this Registration Statement

     If any of the securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]
                             ---------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

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---------------------------------------------------------------------------------------------------------------
                                                       PROPOSED             PROPOSED
                                      AMOUNT            MAXIMUM              MAXIMUM             AMOUNT OF
       TITLE OF SECURITIES             BEING        OFFERING PRICE          AGGREGATE          REGISTRATION
        BEING REGISTERED            REGISTERED         PER UNIT          OFFERING PRICE             FEE
---------------------------------------------------------------------------------------------------------------
Municipal Auction Rate Cumulative
  Preferred Stock Series TH......  2,320 shares         $25,000            $58,000,000            $16,124
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

     The undersigned registrant hereby undertakes that: (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(I) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective. (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
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                  NUVEEN INSURED QUALITY MUNICIPAL FUND, INC.
                             CROSS REFERENCE SHEET

                              PART A -- PROSPECTUS

                ITEMS IN PART A OF FORM N-2                  LOCATION IN PROSPECTUS
                ---------------------------                  ----------------------
 Item 1.  Outside Front Cover                       Cover Page
 Item 2.  Inside Front and Outside Back Cover Page  Inapplicable
 Item 3.  Fee Table and Synopsis                    Inapplicable
 Item 4.  Financial Highlights                      Financial Highlights
 Item 5.  Plan of Distribution                      Cover Page; Prospectus Summary; The
                                                    Auction; Underwriting
 Item 6.  Selling Shareholders                      Inapplicable
 Item 7.  Use of Proceeds                           Use of Proceeds; Investment Objectives
                                                    and Policies
 Item 8.  General Description of the Registrant     Cover Page; Prospectus Summary; The
                                                    Fund; Investment Objective and Policies;
                                                    Description of MuniPreferred; Common
                                                    Stock
 Item 9.  Management                                Prospectus Summary; Management of the
                                                    Fund; Other Service Providers
Item 10.  Capital Stock, Long-Term Debt, and Other
          Securities                                Capitalization; Investment Objectives
                                                    and Policies; Description of
                                                    MuniPreferred; The Auction; Common
                                                    Stock; Control of the Fund; Tax Matters
Item 11.  Defaults and Arrears on Senior
          Securities                                Inapplicable
Item 12.  Legal Proceedings                         Legal Proceedings
Item 13.  Table of Contents of the Statement of
          Additional Information                    Table of Contents for the Statement of
                                                    Additional Information

                 PART B -- STATEMENT OF ADDITIONAL INFORMATION

                                                            LOCATION IN DOCUMENT OF
                ITEMS IN PART B OF FORM N-2                  ADDITIONAL INFORMATION
                ---------------------------                 -----------------------
Item 14.  Cover Page                                Cover Page
Item 15.  Table of Contents                         Cover Page
Item 16.  General Information and History           Inapplicable
Item 17.  Investment Objective and Policies         Investment Objectives and Policies;
                                                    Certain Trading Strategies of the Fund;
                                                    Portfolio Transactions
Item 18.  Management                                Management of the Fund; Portfolio
                                                    Transactions
Item 19.  Control Persons and Principal Holders of
          Securities                                Management of the Fund; Certain Owners
                                                    of Record
Item 20.  Investment Advisory and Other Services    Management of the Fund; Experts
Item 21.  Brokerage Allocation and Other Practices  Portfolio Transactions
Item 22.  Tax Status                                Tax Matters
Item 23.  Financial Statements

                          PART C -- OTHER INFORMATION
Items 24-33 have been answered in Part C of this Registration Statement.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                  SUBJECT TO COMPLETION, DATED APRIL 29, 1999

PROSPECTUS

                  NUVEEN INSURED QUALITY MUNICIPAL FUND, INC.
     MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED STOCK ("MUNIPREFERRED(R)")
                             2,320 SHARES SERIES TH
                    LIQUIDATION PREFERENCE $25,000 PER SHARE
                             ---------------------

    This Prospectus Part A may not be distributed unless accompanied by the Part B of the Nuveen Exchange-Traded Funds MuniPreferred Prospectus dated April 29, 1999, to which any reference in this Part A applies. This Prospectus sets out the information that a prospective investor should know before investing in the Fund. You should retain both Parts of the Prospectus for future reference. INVESTING IN MUNIPREFERRED SHARES INVOLVES CERTAIN RISKS, WHICH ARE DESCRIBED IN THE "RISK FACTORS" SECTION BEGINNING ON PAGE B-5 OF THIS PROSPECTUS.

    Nuveen Insured Quality Municipal Fund, Inc. (the "Fund") is a closed-end, diversified management investment company. The Fund's primary investment objective is current income exempt from regular Federal income tax. The Fund's secondary investment objective is to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that, in the opinion of the Fund's investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued. The Fund seeks to achieve its investment objectives by investing substantially all of its assets in a diversified portfolio of tax-exempt municipal bonds that either are insured or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure principal and interest payments. Municipal bonds backed by an escrow or trust account will not constitute more than 20% of the Fund's assets. There is no assurance that the Fund will achieve its objectives.

    Dividends paid to MuniPreferred shareholders, to the extent payable from tax-exempt income earned on the Fund's investments, will be exempt from regular Federal income tax. All or a portion of the Fund's exempt-interest dividends may be subject to the alternative minimum tax and therefore MuniPreferred shares may not be suitable for persons subject to this tax. The Fund is required to allocate net capital gains and other taxable income, if any, proportionately between common shares and MuniPreferred shares, based on the percentage of total dividends distributed to each class for that year. The Fund, in the case of the ordinary seven-day rate periods or special rate periods of no more than 28 days, will give notice of taxable income to be included in a dividend on MuniPreferred shares in advance of the auction for these shares, and may give advance notice to MuniPreferred shareholders during longer rate periods. Under certain circumstances the Fund will be required to make shareholders whole for taxes owing on dividends paid to shareholders that include taxable income. The amount of taxable income allocated to MuniPreferred shares will depend on the amount of taxable income the Fund realizes.

    The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787. A Statement of
Additional Information dated         has been filed with the Securities and
Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You may receive a copy of the Statement of Additional Information, the table of contents of which appears at page B-29 of this Prospectus, at no charge by calling the Fund at (800) 257-8787. The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, other documents incorporated by reference, and other information the Fund has filed electronically with the Commission, including proxy statements and reports filed under the Securities Exchange Act of 1934. This Prospectus (comprised of Parts A and B) does not contain all of the information in the Fund's registration statement, including amendments, exhibits, and schedules. Statements in this Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

    The Fund is offering the shares of MuniPreferred, Series TH, listed above. The shares are referred to in this Prospectus as "New MuniPreferred." Except as otherwise described in this Prospectus, the terms of this offering and all other series of MuniPreferred the Fund previously offered are the same. The dividend rate for the initial rate period (the period from the date of issue through
      , 1999) will be     %. For subsequent rate periods, MuniPreferred shares
pay dividends based on a rate set at auction, usually held weekly. Prospective purchasers should carefully review the auction procedures described beginning at Page B-18 of this Prospectus and should note: (1) a buy order (called a "bid order") or sell order is a commitment to buy or sell MuniPreferred shares based on the results of an auction; (2) auctions will be conducted by telephone; and
(3) purchases and sales will be settled on the next business day after the auction. MuniPreferred shares are not listed on an exchange. You may only buy or sell MuniPreferred shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund, or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market and it may not provide you with liquidity.
                             ---------------------

    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

(R) Registered Trademark of John Nuveen & Co. Incorporated

                                                                 PER SHARE            TOTAL
                                                              ----------------   ----------------
Public Offering Price                                         $         25,000   $     58,000,000
                                                              ----------------   ----------------
Sales Load                                                    $                  $
                                                              ----------------   ----------------
Proceeds to Fund (before expenses)                            $                  $
                                                              ================   ================

    The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the New MuniPreferred shares are first issued.
                             ---------------------

    The underwriters are offering the shares of the New MuniPreferred subject to various conditions. It is expected that the shares of New MuniPreferred will be delivered to the underwriters through the facilities of The Depository Trust
Company on or about         , 1999.
                             ---------------------
SALOMON SMITH BARNEY
       A.G. EDWARDS & SONS, INC.
             BT ALEX. BROWN
                   GOLDMAN, SACHS & CO.
                          JOHN NUVEEN & CO. INCORPORATED
                               LEGG MASON WOOD WALKER
                                    INCORPORATED
                                     PAINEWEBBER INCORPORATED
                                         PRUDENTIAL SECURITIES
                                             RAYMOND JAMES & ASSOCIATES, INC.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NEITHER THE FUND NOR THE UNDERWRITERS HAVE AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE FUND IS NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION PROVIDED BY THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS.

                               PROSPECTUS SUMMARY

     The following information is a summary of more detailed information included in Parts A and B of this Prospectus and the Fund's Statement of Additional Information.

THE FUND AND ITS ADVISER

     Nuveen Insured Quality Municipal Fund, Inc. (the "Fund") is a closed-end, diversified management investment company. Nuveen Advisory Corp. ("Nuveen Advisory") is the Fund's investment adviser. Nuveen Advisory is responsible for the selection and on-going monitoring of the Fund's investment portfolio. As of March 31, 1999 the Fund had 37,756,969 shares of common stock outstanding, and 10,400 MuniPreferred shares outstanding.

THE OFFERING

     The Fund is offering 2,320 shares of New MuniPreferred. The purchase price for this series is $25,000 per share.

INVESTMENT OBJECTIVES

     The Fund's primary investment objective is current income exempt from regular Federal income tax. The Fund's secondary investment objective is to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that, in the opinion of Nuveen Advisory, are underrated or undervalued. The Fund seeks to achieve its investment objectives by investing substantially all of its assets in a diversified portfolio of tax-exempt municipal bonds that are either insured or are backed by an escrow or trust account containing U.S. Government or U.S. Government agency securities. Municipal bonds backed by an escrow or trust account will not constitute more than 20% of the Fund's assets. There is no assurance that the Fund will achieve its investment objectives. See "Investment Objectives and Policies."

RISK FACTORS

     Risk is inherent in all investing. Therefore, before investing you should consider certain risks carefully when you invest in the Fund. See "Risk Factors" at Page B-5 of this Prospectus. The primary risks of investing in MuniPreferred shares are: if an auction fails you may not be able to sell some or all of your shares; because of the nature of the market for MuniPreferred shares, you may receive less than the price you paid for your shares if you sell them outside of the auction, especially when market interest rates are rising; a rating agency could downgrade MuniPreferred shares, which could affect liquidity; the Fund may be forced to redeem your shares to meet regulatory or rating agency requirements or may voluntarily redeem your shares under certain circumstances; and in extraordinary circumstances the Fund may not earn sufficient income from its investments to pay dividends.

TRADING MARKET

     MuniPreferred shares are not listed on an exchange. Instead, you may buy or sell MuniPreferred shares at an auction that normally is held weekly, by submitting orders to a broker-dealer that has entered into an agreement with the auction agent and the Fund (a "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in MuniPreferred shares outside of auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will provide shareholders with liquidity. You may transfer shares outside of auctions only to or through a Broker-Dealer, a broker-dealer that has entered into a separate agreement with a Broker-Dealer, or other persons as the Fund permits. See "The Auction -- Secondary Market" at Page B-25 of this Prospectus. New MuniPreferred will trade at auction starting in the week following this offering.

     The first auction date for New MuniPreferred will be Thursday,        ,
1999, the business day before the dividend payment date for the initial rate period for New MuniPreferred. The auction date for New

MuniPreferred shares normally will be a Thursday, and the start date for subsequent rate periods normally will be the following business day, typically a Friday, unless the then-current rate period is a special rate period, or the day that normally would be the auction date or the first day of the subsequent rate period is not a business day.

DIVIDENDS AND RATE PERIODS

     The dividend rate for the initial rate period on the shares offered in this Prospectus will be %. For subsequent rate periods, New MuniPreferred shares will pay dividends based on a rate set at these auctions, normally held weekly. In most instances, dividends are also paid weekly, on the day following the end of the rate period. The rate set at auction will not exceed the Maximum Rate. See "Description of MuniPreferred -- Dividends and Rate Periods -- Maximum Rate" at Page B-12 of this Prospectus.

     Dividends on New MuniPreferred shares will accumulate at the initial rate
beginning on Friday,             , 1999. Dividends will be paid on shares of New
MuniPreferred on Friday,           and normally thereafter on each Friday. If
the Friday on which dividends otherwise would be paid is not a business day, then your dividends will be paid on the first business day that falls before that Friday.

     The initial rate period will be seven days. Subsequent rate periods generally will be seven days. If the Fund designates a special rate period of 14, 21, or 28 days, the dividend payment date will be the second, third, or fourth Friday (if it is a business day), respectively, after the first day of the special rate period. The dividend payment date for a special rate period of more than 28 days will be set out in the notice designating a special rate period. See "Description of MuniPreferred -- Dividends and Rate
Periods -- Designation of Special Rate Periods" at Page B-11 of this Prospectus.

TAXATION

     Because under normal circumstances the Fund will invest substantially all of its assets in municipal bonds that pay interest exempt from regular Federal income tax, the income you receive will be similarly exempt. Your income may be subject to state and local taxes. All or a portion of the income from these bonds will be subject to the Federal alternative minimum tax, so MuniPreferred shares may not be a suitable investment if you are subject to this tax. Taxable income or gain earned by the Fund will be allocated proportionately to holders of MuniPreferred shares and common shares, based on the percentage of total dividends paid to each class for that year. Accordingly, certain specified MuniPreferred dividends may be subject to income tax on income or gains attributed to the Fund. The Fund intends to notify shareholders, before any applicable auction for a rate period of 28 days or less, of the amount of any taxable income to be paid for the period relating to that auction. For longer rate periods, the Fund may notify shareholders. The Fund may make shareholders whole for taxes owing on dividends paid to shareholders that include taxable income. See "Tax Matters" at Page B-25 of this Prospectus.

RATINGS

     Shares of each series of MuniPreferred are issued with a rating of "Aaa" from Moody's Investors Service, Inc. ("Moody's") and "AAA" from Standard & Poor's Corporation ("Standard & Poor's"). Because the Fund is required to maintain at least one of these ratings, it must own portfolio securities of a sufficient value and with adequate credit quality to meet the rating agencies' guidelines. See "Description of MuniPreferred -- Asset Maintenance and Rating Agency Guidelines -- Rating Agencies" at Page B-15 of this Prospectus.

REDEMPTION

     Although the Fund does not ordinarily redeem MuniPreferred shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem MuniPreferred shares under certain conditions. See "Description of MuniPreferred -- Redemption" and "Description of MuniPreferred -- Asset Maintenance and Rating Agency Guidelines -- Rating Agencies" at Pages B-14 and B-15 of this Prospectus.

LIQUIDATION PREFERENCE

     The liquidation preference of New MuniPreferred shares will be $25,000 per share plus any accumulated, unpaid dividends.

                              FINANCIAL HIGHLIGHTS

     The table below shows financial information for the Fund, expressed in terms of one share outstanding throughout the period. The information in the table is covered by the report of Ernst & Young LLP except where noted. The report is contained in the Statement of Additional Information and is available from the Fund.

                                                                       YEAR ENDED 10/31
                                     -------------------------------------------------------------------------------------
                                       1998       1997       1996       1995       1994       1993       1992      1991+
                                     --------   --------   --------   --------   --------   --------   --------   --------
Net asset value beginning of
  period...........................  $  15.68   $  15.50   $  15.79   $  14.50   $  16.58   $  15.11   $  14.85   $  14.05
                                     --------   --------   --------   --------   --------   --------   --------   --------
Operating performance:
  Net investment income............      1.18       1.22       1.24       1.27       1.27       1.32       1.35       1.00
  Net realized & unrealized gain
    (loss) from investments........       .36        .28       (.12)      1.32      (2.04)      1.57        .25        .85
                                     --------   --------   --------   --------   --------   --------   --------   --------
Total from investment operations...      1.54       1.50       1.12       2.59       (.77)      2.89       1.60       1.85
                                     --------   --------   --------   --------   --------   --------   --------   --------
Dividends from net investment
  income:
  To Common shareholders...........      (.94)      (.98)      (.98)     (1.01)     (1.04)     (1.19)     (1.07)      (.68)
  To Preferred shareholders#.......      (.25)      (.25)      (.25)      (.29)      (.26)      (.21)      (.23)      (.19)
Distributions from capital gains:
  To Common shareholders...........      (.01)      (.07)      (.14)        --       (.01)      (.02)      (.03)        --
  To Preferred shareholders#.......        --       (.02)      (.04)        --         --         --       (.01)        --
                                     --------   --------   --------   --------   --------   --------   --------   --------
        Total distributions........     (1.20)     (1.32)     (1.41)     (1.30)     (1.31)     (1.42)     (1.34)      (.87)
                                     --------   --------   --------   --------   --------   --------   --------   --------
Organization and offering costs and
  Preferred share underwriting
  discounts........................        --         --         --         --         --         --         --       (.18)
                                     --------   --------   --------   --------   --------   --------   --------   --------
Net asset value end of period......  $  16.02   $  15.68   $  15.50   $  15.79   $  14.50   $  16.58   $  15.11   $  14.85
                                     ========   ========   ========   ========   ========   ========   ========   ========
Per Common share market value end
  of period........................  $15.6250   $15.6250   $15.1250   $15.0000   $13.1250   $17.3750   $15.2500   $15.5000
Total investment return on market
  value**..........................      6.13%     10.57%      8.54%     22.62%    (19.13)%    22.55%      5.32%      8.04%
Total return on net asset
  value**..........................      8.43%      8.22%      5.49%     16.43%     (6.43)%    18.34%      9.36%     10.83%
Ratios/Supplemental data:
  Net assets end of period (in
    thousands).....................  $863,179   $848,362   $839,304   $849,583   $801,482   $876,821   $815,993   $801,050
  Ratio of expenses to average net
    assets##.......................       .79%       .79%       .80%       .81%       .82%       .80%       .78%       .77%*
  Ratio of net investment income to
    average net assets##...........      5.21%      5.44%      5.50%      5.73%      5.64%      5.76%      6.06%      6.14%*
  Portfolio turnover rate..........        16%         8%        33%        30%        22%         7%         5%        33%

---------------
  * Annualized.

 ** Total investment return on market value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total return on net asset value is the combination of reinvested dividend income, reinvested capital gains, if any, and changes in net asset value per share.

 # The amounts shown are based on Common Share equivalents.

## Ratios do not reflect the effect of dividend payments to Preferred shareholders.

  + For the period December 19, 1990 to October 31, 1991.

                                    THE FUND

     The Fund is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Fund was organized as a Minnesota corporation on October 23, 1990, and may issue up to 1 million shares of MuniPreferred and up to 200 million shares of common stock. In December 1990 and January 1991, the Fund issued 36,300,000 shares of common stock. In March 1991, the Fund issued 5,200 shares of MuniPreferred stock in four offerings (1,300 shares each of Series M, T, and W, and F). On January 6, 1994, the Fund conducted a 2-for-1 preferred stock split which was effected by dividing each outstanding share of MuniPreferred into two shares, with a liquidation preference of $25,000 per share, for an aggregate of 10,400 MuniPreferred shares. The Fund had 37,756,969 shares of common stock outstanding as of March 31, 1999. The common stock trades on the New York Stock Exchange under the symbol "NQI." The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

     The table below provides information on MuniPreferred shares since their issuance.

                                     AMOUNT OUTSTANDING
YEAR ENDED                          EXCLUSIVE OF TREASURY   ASSET COVERAGE   INVOLUNTARY LIQUIDATING
10/31                                    SECURITIES           PER UNIT*        PREFERENCE PER UNIT
----------                          ---------------------   --------------   -----------------------
1991..............................          5,200              $154,048              $50,000
1992..............................          5,200              $156,922              $50,000
1993..............................          5,200              $168,619              $50,000
1994..............................         10,400              $ 77,066              $25,000
1995..............................         10,400              $ 81,691              $25,000
1996..............................         10,400              $ 80,702              $25,000
1997..............................         10,400              $ 81,573              $25,000
1998..............................         10,400              $ 82,998              $25,000

---------------
* Calculated by dividing net assets by the number of MuniPreferred shares outstanding.

     The following provides information about the Fund's outstanding shares as of March 31, 1999:

                                                        AMOUNT HELD BY THE
                                                         FUND OR FOR ITS
TITLE OF CLASS                      AMOUNT AUTHORIZED        ACCOUNT         AMOUNT OUTSTANDING
--------------                      -----------------   ------------------   ------------------
Common............................     200,000,000              0                37,756,969
MuniPreferred.....................       1,000,000              0                    10,400

                                USE OF PROCEEDS

     The Fund will use the net proceeds of the offering, about $ after payment of the sales load and offering costs, to buy municipal bonds (see "Investment Objectives and Policies -- Portfolio Investments"). The Fund expects to invest almost all of the proceeds in long-term municipal bonds within eight to ten weeks after the offering concludes, but if it cannot, it will invest in municipal bonds with shorter effective maturities or in high quality, short-term tax-exempt securities. In the unlikely event that the Fund cannot find suitable short-term, tax-exempt securities, the Fund may buy short-term taxable securities. The income on these securities would be subject to regular Federal income tax.

                                 CAPITALIZATION
                                  (UNAUDITED)

     The following table sets forth the capitalization of the Fund as of October 31, 1998 and as adjusted to give effect to the issuance of the shares of New MuniPreferred offered hereby.

                                                                 ACTUAL      AS ADJUSTED
                                                              ------------   ------------
Shareholders' Equity:
  Preferred Stock, $25,000 stated value per share, at
     liquidation value;
     1,000,000 shares authorized (10,400 shares issued and
       12,720 shares issued, as adjusted respectively)......  $260,000,000   $318,000,000
  Common Stock, $.01 par value per share; 200,000,000 shares
     authorized, 37,657,429 shares outstanding*.............       376,574        376,574
  Paid-in surplus...........................................   525,010,838    524,302,714
  Balance of undistributed net investment income............       607,620        607,620
  Accumulated net realized gain (loss) from investment
     transactions...........................................     6,044,193      6,044,193
  Net unrealized appreciation of investments................    71,140,126     71,140,126
                                                              ------------   ------------
          Net Assets........................................  $863,179,351   $920,471,227
                                                              ============   ============

---------------
* None of these outstanding shares are held by or for the account of the Funds.

                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES

     The Fund's primary investment objective is current income exempt from regular Federal income tax. The Fund's secondary investment objective is to enhance portfolio value relative to the municipal bond market through investments in tax-exempt municipal bonds that, in Nuveen Advisory's opinion, are underrated or undervalued or that represent municipal market sectors that are undervalued.

     The Fund seeks to achieve its investment objectives by investing substantially all of its assets in a diversified portfolio of tax-exempt municipal bonds that are either covered by insurance guaranteeing the timely payment of principal and interest thereon, or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. Municipal bonds backed by an escrow or trust account will not constitute more than 20% of the Fund's assets.

     Underrated municipal bonds are those municipal bonds whose ratings do not, in Nuveen Advisory's opinion, reflect their true value. They may be underrated because of the time that has elapsed since their last ratings, or because rating agencies have not fully taken into account positive factors, or for other reasons. Undervalued municipal bonds are those bonds that, in Nuveen Advisory's opinion, are worth more than their market value. They may be undervalued because there is a temporary excess of supply in that particular sector (such as hospital bonds, or bonds of a particular municipal issuer). Nuveen Advisory may buy such a bond even if the value of that bond is consistent with the value of other bonds in that sector. Municipal bonds also may be undervalued because there has been a general decline in the market price of municipal bonds for reasons that do not apply to the particular municipal bonds that Nuveen Advisory considers undervalued. Nuveen Advisory believes that the prices of these municipal bonds should ultimately reflect their true value. Therefore, the Fund's secondary investment objective of enhancing portfolio value relative to the municipal bond market refers to the Fund's objective of attempting to realize above-average capital appreciation in a rising market, and to experience less than average capital losses in a declining market. Capital appreciation, alone, is not an investment objective. Rather, the Fund seeks to enhance portfolio value relative to the municipal bond market by prudently selecting municipal bonds, regardless of whether the market is rising or declining.

PORTFOLIO INVESTMENTS

     Except to the extent that the Fund buys temporary investments as described below, the Fund will, as a fundamental policy, invest substantially all of its assets in tax-exempt municipal bonds that either are covered by insurance guaranteeing the timely payment of principal and interest on the bonds, or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. Uninsured municipal bonds backed by an escrow or trust account will not constitute more than 20% of the Fund's assets. These policies and the Fund's investment objectives are fundamental policies, which cannot be changed without the approval of the holders of a majority of the outstanding shares of common shares and MuniPreferred shares, voting together, and of the holders of a majority of the outstanding MuniPreferred shares, voting separately. For this purpose, "a majority of the outstanding shares" means the vote of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (2) more than 50% of the shares, whichever is less.

     Each insured municipal bond that the Fund holds will either be (1) covered by an insurance policy applicable to a specific security, whether obtained by the issuer of the security or a third party at the time of original issuance, or by the Fund or a third party after the original issuance, or (2) covered by portfolio insurance through a master municipal insurance policy the Fund has purchased. The Fund has bought, and will only buy, portfolio insurance from insurers whose claims-paying ability Moody's rates "Aaa" or Standard & Poor's rates "AAA."

     The Fund also may invest in municipal bonds that are backed by an escrow or trust account containing securities issued or guaranteed by the U.S. Government or U.S. Government agencies and backed by the full faith and credit of the United States, in an amount that is sufficient to ensure the payment of interest and principal. These bonds generally will not be insured. The Fund may buy municipal bonds that have been (1) advance refunded, where the proceeds of the refunding have been used to buy U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest and principal payments are sufficient to cover the remaining scheduled debt service on that municipal bond; or (2) issued under state or local housing finance programs that use the issuance proceeds to fund mortgages that are then exchanged for U.S. Government or U.S. Government agency securities and deposited with a trustee as security for those municipal bonds. Both types of municipal bonds are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency securities.

     The Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any single issuer.

                                  UNDERWRITING

     Subject to the terms and conditions of the underwriting agreement dated the date hereof, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of New MuniPreferred shares set forth opposite the name of such underwriter.

                          NAME                             NUMBER OF SHARES
                          ----                             ----------------
Salomon Smith Barney Inc.
A.G. Edwards & Sons, Inc.
BT Alex. Brown Incorporated
Goldman, Sachs & Co.
John Nuveen & Co. Incorporated
Legg Mason Wood Walker, Incorporated
PaineWebber Incorporated
Prudential Securities Incorporated
Raymond James & Associates, Inc.
                                                                -----
     Total...............................................       2,320
                                                                =====

     The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the New MuniPreferred shares if they purchase any of the shares.

     The underwriters, for whom Salomon Smith Barney Inc. is acting as representative, propose to offer some of the shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the shares to certain dealers at the public offering price less a
concession not in excess of $     per share. The sales load the Fund will pay of
$     per share is equal to   % of the initial offering price. The underwriters
may allow, and such dealers may reallow, a concession not in excess of $     per
share on sales to certain other dealers. After the initial public offering, the underwriters may change the public offering price and the concession. Investors must pay for any New Muni-Preferred shares purchased in the initial public
offering on or before                , 1999.

     The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund. John Nuveen & Co. Incorporated may engage in these transactions only in compliance with the 1940 Act.

     The Fund anticipates that the underwriters or one of their respective affiliates may, from time to time, act in auctions as Broker-Dealers as set forth under "The Auction."

     John Nuveen & Co. Incorporated, one of the underwriters, is the parent company of Nuveen Advisory.

     The Fund and Nuveen Advisory have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the 1933 Act, or to contribute payments the underwriters may be required to make for any of those liabilities.

                                 LEGAL OPINIONS

     Morgan, Lewis & Bockius LLP, Washington, D.C., will pass on certain legal matters for the Fund, and Simpson Thacher & Bartlett will pass on certain legal matters for the underwriters. Morgan, Lewis & Bockius LLP and Simpson Thacher & Bartlett will rely as to certain matters under Minnesota law on the opinion of Dorsey & Whitney LLP, Minneapolis, Minnesota.

                                    EXPERTS

     The financial statements of the Fund at 10/31/98 and the selected per share data and ratios set forth under the caption "Financial Highlights" for the period 1991 to 10/31/98, appearing in Part A of this Prospectus, have been audited by Ernst & Young LLP, Sears Tower, 223 South Wacker Drive, Chicago, Illinois 60606, independent auditors, as set forth on their report appearing elsewhere in this Registration Statement, and are included in reliance upon that report given upon Ernst & Young's authority as experts in accounting and auditing. Ernst & Young audits and reports on the Fund's annual financial statements, reviews certain regulatory reports and the Fund's Federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

NUVEEN
EXCHANGE-TRADED FUNDS

MuniPreferred(R) Shares

Prospectus Part B dated April 29, 1999

     The Prospectus offering MuniPreferred shares for a Nuveen closed-end fund (each, a "Fund") is divided into two parts. Part A of the Prospectus relates exclusively to a particular closed-end fund and provides specific information about the Fund's portfolio, investment objectives, and financial highlights. Part B of the Prospectus provides a more general description of the municipal bonds in which each Fund invests and related risks, and more general information about MuniPreferred shares, including the auction at which MuniPreferred shares are traded, dividends and rate periods, tax status, and voting rights. You should read both parts of the Prospectus and retain them for future reference. Except as provided in Part A or this Part B, the information contained in this Part B will apply to each Fund.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

(R)Registered Trademark of John Nuveen & Co. Incorporated

MUNICIPAL BONDS

     States, local governments and municipalities issue municipal bonds to raise money for public purposes such as building public facilities, refinancing outstanding obligations, and financing internal operating expenses. Municipal bonds are generally either general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, or revenue bonds, which may be repaid only from the revenues of a specific facility or source. Each Fund also may buy municipal bonds that represent interests in lease obligations. These bonds carry special risks because the issuer may not be required to appropriate money annually to make payments under the lease. To reduce this risk, a Fund will only buy these bonds where the issuer has a strong incentive to continue making appropriations until the municipal bond matures. The Funds do not have any limits on investing in lease obligations that do not contain a "non-appropriation" clause. A Fund may invest no more than 10% of its net assets in municipal bonds issued by U.S. possessions or territories, which pay interest exempt from regular Federal income tax.

     Each Fund may buy municipal bonds that pay a variable or floating rate of interest that changes with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index. As used in this Prospectus, the term "municipal bonds" includes municipal securities with relatively short-term maturities. Some of these short-term securities may be variable or floating rate securities. The Funds, however, intend to emphasize investments in municipal bonds with long- or intermediate-term maturities.

     Yields on municipal bonds depend on many factors, including the condition of the general money market and the municipal bond market, the size of a particular offering, and the maturity and rating of a particular municipal bond. Moody's and Standard & Poor's ratings represent their opinions of the quality of a particular municipal bond, but these ratings are general and are not absolute quality standards. Therefore, municipal bonds with the same maturity, coupon, and rating may have different yields, while municipal bonds with the same maturity and coupon and different ratings may have the same yield. The market value of municipal bonds will vary with changes in interest rates and in the ability of their issuers to make interest and principal payments.

     Obligations of municipal bond issuers are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. These obligations also may be subject to future Federal or state laws or referenda that extend the time to payment of interest and/or principal, or that constrain the enforcement of these obligations or the power of municipalities to levy taxes. Legislation or other conditions may materially affect the power of a municipal bond issuer to pay interest and/or principal when due.

PORTFOLIO INVESTMENTS

     Each Fund buys municipal bonds with different maturities and intends to maintain an average portfolio maturity of 15 to 30 years, although this may be shortened depending on market conditions. As a result, a Fund's portfolio may include long-term and intermediate-term municipal bonds. If the long-term municipal bond market is unstable, a Fund may temporarily invest up to 100% of its assets in temporary investments. Temporary investments are high quality, generally uninsured, short-term municipal bonds that may either be tax-exempt or taxable. Each Fund will buy taxable temporary investments only if suitable tax-exempt temporary investments are not available at reasonable prices and yields. Each Fund will invest only in taxable temporary securities that are U.S. Government securities or corporate debt securities rated within the highest grade by Moody's or Standard & Poor's, and that mature within one year from the date of issuance. The Funds' policies on securities ratings only apply when the Fund buys a security, and a Fund is not required to sell securities that have been downgraded. See Appendix A to the Statement of Additional Information for a description of securities ratings. Each Fund also may invest in taxable temporary investments that are certificates of deposit from U.S. banks with assets of at least $1 billion, or repurchase agreements. Each Fund is required to allocate taxable income on temporary investments, if any, proportionately between common shares and MuniPreferred shares, based on the percentage of total dividends distributed to each class for that year.

INSURED FUNDS: MUNICIPAL BOND INSURANCE

     The following discussion relates only to the following Funds: Nuveen Insured Quality Municipal Fund, Inc.; Nuveen Insured Municipal Opportunity Fund, Inc.; Nuveen Premier Insured Municipal Income Fund, Inc.; and Nuveen Insured Premium Income Municipal Fund 2.

     Each insured municipal bond a Fund acquires will be covered by a specific insurance policy (either original issue insurance or secondary market insurance) or portfolio insurance. While each Fund has obtained several policies of portfolio insurance, a Fund may emphasize investments in municipal bonds insured under specific insurance policies. Each Fund has obtained portfolio insurance from the insurers described in Appendix C to the Statement of Additional Information and may in the future obtain portfolio insurance from other insurers. In any event, each Fund has obtained and in the future will only obtain portfolio insurance issued by insurers whose claims-paying ability Moody's rates "Aaa" or Standard & Poor's rates "AAA." There is no limit on the percentage of a Fund's assets that may be invested in municipal bonds insured by any one insurer.

     Municipal bonds covered by a specific insurance policy, rather than by portfolio insurance, will be rated "Aaa" by Moody's or "AAA" by Standard & Poor's, because of the rating of the insurer's claims-paying ability. Municipal bonds covered by portfolio insurance, however, will be rated based primarily on the credit characteristics of the issuer, without regard to the portfolio insurance, and generally will be rated below "Aaa" or "AAA." While a Fund holds a municipal bond covered by portfolio insurance, it will, effectively, be of the same credit quality as a municipal bond covered by a specific insurance policy.

     Each Fund's policy of buying municipal bonds insured by insurers whose claims-paying ability is rated "Aaa" or "AAA" applies only when the Fund buys the municipal bond. If either rating agency downgrades an insurer's claims-paying ability, the Fund is not required to sell bonds covered by that insurer's policies. If a rating agency downgrades its rating of an insurer, it likely would downgrade its rating of a municipal bond covered by that insurer's original issuance insurance or secondary market insurance. Municipal bonds in the Fund's portfolio covered by that insurer's portfolio insurance also would be downgraded. Moody's and Standard & Poor's continually assess the claims-paying ability of insurers and the creditworthiness of municipal bond issuers, and the Fund cannot guarantee that Moody's and Standard & Poor's will not downgrade their ratings. The value of municipal bonds covered by portfolio insurance that are in default or in significant risk of default will be determined by separately establishing a value for the municipal bond and a value for the portfolio insurance.

     Original Issue Insurance. The issuer of municipal bonds or a third party buys original issue insurance for a particular issue of municipal bonds at the time the municipal bonds are issued. Under this insurance, the insurer unconditionally guarantees to the holder of the municipal bond the timely payment of principal and interest when and as these payments become due if the issuer does not pay them. However, if the due date of the principal is accelerated because of mandatory or optional redemption (other than acceleration because of a mandatory sinking fund payment), default or otherwise, the payments guaranteed may be made in the amounts and at the times as principal payments would have been due had there not been any acceleration. The insurer is responsible for these payments less any amounts the holders receive from any trustee for the municipal bonds issuer or from any other source. Original issue insurance does not guarantee the payment of any redemption premium (except for certain premium payments for certain small issue industrial development and pollution control municipal bonds), the value of the Fund's shares or the market value of municipal bonds, or payments of any tender purchase price upon the tender of the municipal bonds. Original issue insurance also does not insure against nonpayment of principal or interest on municipal bonds resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for these bonds.

     Original issue insurance remains in effect as long as the municipal bonds it covers remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of these municipal bonds. Consequently, original issue insurance may be considered to represent an element of market value of the municipal bonds so insured, but the exact effect, if any, of this insurance on the market value cannot be estimated.

     Secondary Market Insurance. After a municipal bond is issued, the Fund or a third party may purchase insurance on that security. Secondary market insurance generally provides the same type of coverage as original issue insurance and, as with original issue insurance, secondary market insurance remains in effect as long as the municipal bonds it covers remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of these municipal bonds.

     One of the purposes of acquiring secondary market insurance for a particular municipal bond is to enable the Fund to enhance the value of the security. The Fund, for example, might seek to buy a particular municipal bond and obtain secondary market insurance for it if, in Nuveen Advisory's opinion, the market value of the security, as insured, would exceed the current value of the security without insurance plus the cost of the secondary market insurance. Similarly, if the Fund owns but wishes to sell a municipal bond that is then covered by portfolio insurance, the Fund might seek to obtain secondary market insurance for it if, in Nuveen Advisory's opinion, the net proceeds of the Fund's sale of the security, as insured, would exceed the current value of the security plus the cost of the secondary market insurance. In determining whether to insure municipal bonds the Fund owns, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of municipal bonds. See "Original Issue Insurance" above.

     Portfolio Insurance. Each Fund has purchased several policies of portfolio insurance, each of which would guarantee the payment of principal and interest on specified eligible municipal bonds the Fund has bought. Except as described below, portfolio insurance generally provides the same type of coverage as original issue insurance or secondary market insurance. Municipal bonds insured under one portfolio insurance policy would generally not be insured under any other policy the Fund buys. A municipal bond is eligible for coverage under a policy if it meets certain requirements of the insurer. If a municipal bond is already covered by original issue insurance or secondary market insurance, then the security is not required to be additionally insured under any portfolio insurance policy that the Fund may buy.

     Each portfolio insurance policy will terminate for any municipal bond that has been redeemed or that the Fund has sold, on the date of redemption or the settlement date of sale, and an insurer will not have any liability thereafter under a policy for any municipal bond, except that if the redemption date or settlement date occurs after a record date and before the related payment date for any municipal bond, the policy will terminate for that municipal bond on the business day immediately following the payment date.

     One or more portfolio insurance policies may provide the Fund, under an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance for a municipal bond that the Fund will sell. The Fund would exercise the right to obtain permanent insurance upon payment of a single, predetermined insurance premium payable from the sale proceeds of the municipal bond. The Fund expects to exercise the right to obtain permanent insurance for a municipal bond only if, in Nuveen Advisory's opinion, upon the exercise the net proceeds from the sale of the municipal bond, as insured, would exceed the proceeds from the sale of the security without insurance.

     The permanent insurance premium for each municipal bond is determined based upon the insurability of each security as of the date the Fund originally bought the security. This premium will not be increased or decreased for any change in the security's creditworthiness, unless the security is in default as to payment of principal or interest, or both. If this happens, the permanent insurance premium will be subject to an increase predetermined at the date of the Fund's purchase.

     Each Fund generally intends to retain any insured bonds covered by portfolio insurance that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted bond and the market value of similar bonds of minimum investment grade (that is, rated "Baa" or "BBB") that are not in default. In certain circumstances, however, Nuveen Advisory may determine that an alternative value for the insurance, such as the difference between the market value of the defaulted bond and either its par value or the market value of similar bonds that are not in default or in significant risk of default, is more appropriate. To the extent that the Fund holds defaulted municipal bonds, it may be limited in its ability to manage its investment portfolio and to purchase other bonds. Except as described above for bonds covered by portfolio insurance that are in default or subject to significant risk of default, the Fund will not place any value on the insurance in valuing the municipal bonds it holds.

     Because each portfolio insurance policy will terminate for a particular covered bond on the date a Fund sells that bond, the insurer will be liable only for those payments of principal and interest that are then due and owing (unless the Fund obtains permanent insurance). Portfolio insurance will not enhance the marketability of the Fund's bonds, whether or not the bonds are in default or in significant risk of default. On the other hand, because original issue insurance and secondary market insurance will remain in effect as long as the municipal bonds they cover are outstanding, these insurance policies may enhance the marketability of these bonds even when they are in default or in significant risk of default, but the exact effect, if any, on marketability, cannot be estimated. Accordingly, the Fund may determine to retain or, alternatively, to sell municipal bonds covered by original issue insurance or secondary market insurance that are in default or in significant risk of default.

     Each Fund generally pays the premiums for a portfolio insurance policy monthly, and premiums are adjusted for purchases and sales of municipal bonds covered by the policy during the month. The yield on the Fund's portfolio is reduced to the extent of the insurance premiums the Fund pays which, in turn, will depend upon the characteristics of the covered municipal bonds. If the Fund were to buy secondary market insurance for any municipal bond then covered by a portfolio insurance policy, the coverage and the obligation to pay monthly premiums under the portfolio policy would cease.

INVESTMENT RESTRICTIONS

     The following investment restrictions are fundamental policies of each Fund which may not be changed without the approval of the holders of a majority of the outstanding shares of common and MuniPreferred shares (voting together as a single class) and of the holders of a majority of the outstanding shares of MuniPreferred shares (voting as a separate class).

     Each Fund may not:

     - Invest more than 25% of its total assets in securities of issuers in any one industry, other than municipal bonds issued by states and local governments and their instrumentalities or agencies (not including those backed only by the assets and revenues of non-governmental users), and municipal bonds issued or guaranteed by the U.S. Government or its instrumentalities or agencies; and

     - Invest more than 5% of its total assets in securities of any one issuer (not including securities of the U.S. Government and its agencies, or the investment of 25% of the Fund's total assets).

     See the Statement of Additional Information for additional fundamental and non-fundamental policies of each Fund.

     Moody's and Standard & Poor's, in connection with establishing and maintaining ratings on the Fund's MuniPreferred shares, restrict a Fund's ability to borrow money, sell securities short, lend securities, buy and sell futures contracts, and write put or call options. Each Fund does not expect that these restrictions will adversely affect its ability to achieve its investment objectives. These restrictions are not fundamental policies and a Fund may change them without shareholder approval.

     Except to the extent that a Fund invests in temporary investments, each Fund will invest substantially all of its assets in municipal bonds that pay interest that is exempt from regular Federal income tax. No Fund has set any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the Federal alternative minimum tax. Because a substantial part of the income from these bonds is expected to be subject to the Federal alternative minimum tax, MuniPreferred shares may not be a suitable investment for shareholders subject to this tax. Suitability will depend on a comparison of the Fund's likely after-tax yield with the likely after-tax yield from comparable tax-exempt investments not subject to the alternative minimum tax, and with fully taxable investments, in light of an investor's tax position. Special considerations apply to corporate shareholders. Dividends paid on MuniPreferred shares may include an allocated portion of net capital gain or other Federal taxable income. See "Tax Matters" and "The Auction -- Auction Dates; Advance Notice of Allocation of Taxable Income."

RISK FACTORS

     Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in MuniPreferred shares.

     Auction Risk. You may not be able to sell your MuniPreferred shares at an auction if the auction fails; that is, if there are more MuniPreferred shares offered for sale than there are buyers for those shares. The Fund believes this event is unlikely. Also, if you place hold orders (orders to retain MuniPreferred shares) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your MuniPreferred shares. Finally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. See "Description of MuniPreferred" and "The
Auction -- Summary of Auction Procedures" and "-- Acceptance or Rejection of Orders and Allocation of Shares."

     Secondary Market Risk. If you try to sell your MuniPreferred shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special rate period (a rate period of more than 7 days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for MuniPreferred shares are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. MuniPreferred shares are not registered on a stock exchange or the NASDAQ stock market. If you sell your MuniPreferred shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction. Accrued MuniPreferred dividends, however, should at least partially compensate for the increased market interest rates.

     Ratings and Asset Coverage Risk. While Moody's and Standard & Poor's assign ratings of "Aaa" or "AAA" to MuniPreferred shares (except for MuniPreferred shares of the Nuveen Michigan Quality Income Municipal Fund, Inc., which are assigned ratings of Aa1 and AA+), the ratings do not eliminate or necessarily mitigate the risks of investing in MuniPreferred shares. A rating agency could downgrade MuniPreferred shares, which may make your shares less liquid at an auction or in the secondary market, though probably with higher resulting dividend rates. If a rating agency downgrades MuniPreferred shares, or if the asset coverage for MuniPreferred shares declines to less than 200%, the Fund is required to alter its portfolio or redeem MuniPreferred shares. The Fund may voluntarily redeem MuniPreferred shares under certain circumstances.

     Interest Rate Risk. The Fund issues MuniPreferred shares, which pay dividends based on short-term interest rates, and uses the proceeds to buy municipal bonds, which pay interest based on long-term yields. Long-term municipal bond yields are typically, although not always, higher than short-term interest rates. So long as the return on the Fund's long-term bond portfolio, net of Fund expenses, exceeds MuniPreferred dividend rates, the investment of the proceeds of the issuance of MuniPreferred will generate more income than is needed to pay MuniPreferred dividends, and the excess will be used to pay higher dividends on common shares. Dividends paid to MuniPreferred shareholders could, however, exceed the income from the portfolio securities purchased with the proceeds from the sale of MuniPreferred. Short-term interest rates may fluctuate. If short-term rates exceed the net rate of return on the Fund's bond portfolio, the Fund could invest up to 100% of its assets in temporary, short-term instruments. Only if MuniPreferred dividend rates were to greatly exceed the Fund's net portfolio returns would the Fund need to sell municipal bonds to pay MuniPreferred dividends, which would tend to reduce the amount of the assets standing behind the MuniPreferred shares.

     Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted (or "real") value of your MuniPreferred investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of the MuniPreferred shares and distributions declines. In an inflationary period, however, it is expected that, through the auction process, MuniPreferred dividend rates would increase, tending to offset this risk.

     Credit Risk. Credit risk is the risk that an issuer of a municipal bond will become unable to meet its obligation to make interest and principal payments. If rating agencies lower their ratings of municipal bonds in a Fund's portfolio, the value of those bonds could decline, which could jeopardize the rating agencies' ratings of MuniPreferred shares. In that case, the Fund may be forced to sell downgraded portfolio securities (possibly at a loss) and buy higher-rated securities to replace them. In general, lower-rated municipal bonds are perceived to carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments. Credit risk is reduced because of the Fund's asset coverage ratio for MuniPreferred shares. See "Description of MuniPreferred -- Asset Maintenance and Rating Agency Guidelines."

     Year 2000 Risk. Nuveen Advisory relies on computer systems to manage the Fund's investments, process shareholder transactions, and maintain shareholder accounts. Because of the way computers historically have stored dates, some of these systems currently may not be able to process activity occurring in the year 2000. Nuveen Advisory is working with the Fund's service providers to adapt their systems to address this "Year 2000" issue. Although there can be no absolute assurance, Nuveen Advisory and the Fund expect that the necessary work will be completed on a timely basis. In addition, Year 2000 issues may affect the ability of municipal issuers to meet their interest and principal payment obligations to their bond holders, and may adversely affect the bonds' credit ratings and values. Municipal issuers may have greater Year 2000 risks than other issuers. Nuveen Advisory is requesting information from municipal issuers so that Nuveen Advisory can take the issuers' Year 2000 readiness, if made available, into account in making investment decisions. There can be no assurance that issuers will provide this information to Nuveen Advisory, or that issuers will begin or complete the work necessary to address any Year 2000 issues on a timely basis.

     State Concentration Risk. Some of the Funds invest primarily in bonds from a single state. These Funds bear investment risk from the economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the Fund's investment portfolio. See Part A of the Prospectus for a discussion of the specific risks for each state.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

     Each Fund's Board of Directors is responsible for the management of the Fund, including general supervision of Nuveen Advisory's duties.

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

     Nuveen Advisory was organized in 1976 and is a wholly-owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"). The offices of Nuveen Advisory and Nuveen are located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Advisory is responsible for the selection and ongoing monitoring of the bonds in each Fund's investment portfolio. Nuveen Advisory also administers each Fund's business affairs and provides office facilities, equipment and certain administrative services. Nuveen Advisory may buy municipal bonds or other portfolio investments for a Fund from an underwriting syndicate of which Nuveen or its affiliates is a member under conditions set out in Rule 10f-3 under the 1940 Act. A Fund also may buy or sell municipal bonds or other portfolio investments from or to another Fund or account managed by Nuveen Advisory or an affiliate, under conditions set out in Rule 17a-7 under the 1940 Act.

     Founded in 1898, Nuveen currently sponsors 100 investment company portfolios with approximately $39 billion of assets under management. Nuveen is a subsidiary of The John Nuveen Company, which is a majority-owned subsidiary of The St. Paul Companies.

PORTFOLIO MANAGERS

     Michael Davern, a Vice President and Portfolio Manager of Nuveen Advisory (since 1997), and prior thereto Vice President and Portfolio Manager of Flagship Financial Inc., manages Nuveen Michigan Quality Income Municipal Fund, Inc. (since 1993), and Nuveen Texas Quality Income Municipal Fund (since 1998). Mr. Davern manages 8 Nuveen-sponsored open-end and 7 other Nuveen-sponsored closed-end investment companies.

     William Fitzgerald, a Vice President (since 1995) and Portfolio Manager (since 1998) of Nuveen Advisory, manages Nuveen Municipal Market Opportunity Fund, Inc. (since 1990), Nuveen Quality Income Municipal Fund, Inc. (since
1991), Nuveen California Performance Plus Municipal Fund, Inc. (since 1991), Nuveen California Municipal Market Opportunity Fund, Inc. (since 1991), Nuveen California Investment Quality Municipal Fund, Inc. (since 1990), Nuveen California Select Quality Municipal Fund, Inc. (since 1998), and Nuveen California Quality Income Municipal Fund, Inc. (since 1991). Mr. Fitzgerald manages 3 Nuveen-sponsored open-end and 3 other Nuveen-sponsored closed-end investment companies.

     J. Thomas Futrell, a Vice President (since 1991) and Portfolio Manager of Nuveen Advisory (since 1986), manages Nuveen Premium Income Municipal Fund, Inc. (since 1988), Nuveen Investment Quality Municipal Fund, Inc. (since 1990), and Nuveen New Jersey Investment Quality Municipal Fund, Inc. (since 1998). Mr. Futrell manages 5 Nuveen-sponsored open-end and 4 other Nuveen-sponsored closed-end investment companies.

     Richard Huber, a Vice President and Portfolio Manager of Nuveen Advisory (since 1997), and prior thereto Vice President and Portfolio Manager of Flagship Financial Inc., manages Nuveen Municipal Advantage Fund, Inc. (since 1998) and Nuveen Select Quality Municipal Fund, Inc. (since 1998). Mr. Huber manages 3 Nuveen-sponsored open-end investment companies.

     Steven Krupa, a Vice President and Portfolio Manager of Nuveen Advisory (since 1990), manages Nuveen Insured Municipal Opportunity Fund, Inc. (since
1991), Nuveen Insured Quality Municipal Fund, Inc. (since 1991), Nuveen Premier Insured Municipal Income Fund, Inc. (since 1998), and Nuveen Insured Premium Income Municipal Fund 2 (since 1998). Mr. Krupa manages one Nuveen-sponsored open-end investment company.

     Edward Neild, a Vice President (since 1996), and prior thereto Assistant Vice President (since 1993) of Nuveen Advisory, manages Nuveen Premium Income Municipal Fund 4, Inc. (since 1993). Mr. Neild manages one other Nuveen-sponsored closed-end investment company. He is Managing Director of Nuveen Investment Advisory Services, and has overall supervisory responsibility for Nuveen's investment and management activity.

     Thomas O'Shaughnessy, an Assistant Vice President (since 1998) and Portfolio Manager of Nuveen Advisory since 1991, manages Nuveen Pennsylvania Investment Quality Municipal Fund (since 1991), Nuveen Florida Investment Quality Municipal Fund (since 1991), and Nuveen Florida Quality Income Municipal Fund (since 1991). Mr. O'Shaughnessy manages 7 Nuveen-sponsored open-end and 3 other Nuveen-sponsored closed-end investment companies.

     Stephen Peterson, a Vice President (since 1997) and Portfolio Manager of Nuveen Advisory (since 1991), manages Nuveen Premier Municipal Income Fund, Inc. (since 1992), Nuveen Premium Income Municipal Fund 2, Inc. (since 1994), Nuveen Performance Plus Municipal Fund, Inc. (since 1998), Nuveen New York Select Quality Municipal Fund, Inc. (since 1999), Nuveen New York Quality Income Municipal Fund, Inc. (since 1999), Nuveen New York Performance Plus Municipal Fund, Inc. (since 1999), and Nuveen New York Investment Quality Municipal Fund, Inc. (since 1999). Mr. Peterson manages one Nuveen-sponsored open-end and two other Nuveen-sponsored closed-end investment companies.

     For its services, Nuveen Advisory is paid an annual management fee for each Fund, as a percentage of average daily net asset value of each Fund, according to the following schedule:

                                MANAGEMENT FEES

              AVERAGE DAILY NET ASSET VALUE                 MANAGEMENT FEE
              -----------------------------                 --------------
For the first $125 million                                     .6500%
For the next $125 million                                      .6375%
For the next $250 million                                      .6250%
For the next $500 million                                      .6125%
For the next $1 billion                                        .6000%
For assets over $2 billion                                     .5875%

     In addition to the management fee, each Fund pays all other costs and expenses of its operations, including fees to third-party service providers such as the custodian and transfer agent, the compensation of its directors (other than those affiliated with Nuveen Advisory), legal and accounting fees, and printing expenses.

LEGAL PROCEEDINGS

     On June 21, 1996, a lawsuit was filed against Nuveen, Nuveen Advisory, six Nuveen-sponsored closed-end funds (Nuveen Massachusetts Premium Income Municipal Fund (ticker symbol NMT), Nuveen Insured Municipal Opportunity Fund, Inc. (NIO), Nuveen Insured Premium Income Municipal Fund, Inc. (NPE), Nuveen Premium Income Municipal Fund 2, Inc. (NPM), Nuveen Insured Premium Income Municipal Fund 2
(NPX), and Nuveen Premium Income Municipal Fund 4, Inc. (NPT)), and two of the funds' former directors (the "Defendants"). The suit, which is pending in federal district court in the Northern District of Illinois, seeks unspecified damages, an injunction, and other relief. The plaintiffs allege that the funds' directors and Nuveen Advisory breached their fiduciary duty in connection with alleged undisclosed conflicts of interest relating to the maintenance of leverage in the funds and the alleged financial interest of the Defendants. The plaintiffs also allege various misrepresentations and omissions in prospectuses and shareholder reports about the use of leverage through the issuance and auctioning of MuniPreferred and the Defendants' alleged financial interest in maintaining leverage, and relating to expense ratios. The plaintiffs filed a motion to certify a plaintiff class (which would include current and former shareholders of all Nuveen leveraged closed-end funds) and a motion to certify a defendant class (which would include the same leveraged closed-end funds). On March 30, 1999, the court entered a memorandum opinion and order granting the Defendants' motion to dismiss four of the plaintiffs' counts; denying the Defendants' motion to dismiss the remaining count (breach of fiduciary duty under Section 36(b) of the 1940 Act) as to Nuveen Advisory, and granting the same motion as to the remaining Defendants; and denying the plaintiffs' motion to certify a plaintiff class and a defendant class.

                    CERTAIN TRADING STRATEGIES OF THE FUNDS

     When-Issued or Delayed Delivery Securities. Each Fund may buy municipal bonds on a when-issued or delayed-delivery basis, paying for and taking delivery of the bonds at a later date, normally within 15 to 45 days of the trade date. These transactions may be more risky than transactions in which a Fund pays for and takes delivery of bonds within several days of the trade date, because the value of the bond to be purchased may decline before the delivery date. When a Fund buys on a when-issued or delayed-delivery basis, it establishes a separate account with its custodian that consists at all times of cash, cash equivalents, or liquid securities having a market value at least equal to the amount of the bonds the Fund has committed to buy. A "when-issued" municipal bond will be covered under a portfolio insurance policy upon the security's settlement date. See "Insured Funds: Municipal Bond Insurance."

     Portfolio Trading and Turnover Rate. Each Fund may buy and sell municipal bonds to accomplish its investment objective(s) in relation to actual and anticipated changes in interest rates. A Fund also may sell one municipal bond and buy another of comparable quality at about the same time to take advantage of what Nuveen Advisory believes to be a temporary price disparity between the two bonds that may result from imbalanced supply and demand. A Fund also may engage in a limited amount of short-term trading, consistent with its investment objectives. A Fund may sell securities in anticipation of a market decline (a rise in interest rates) or buy securities in anticipation of a market rise (a decline in interest rates) and later sell them, but the Fund will not engage in trading solely to recognize a gain. A Fund will attempt to achieve its investment objectives by prudently selecting municipal bonds with a view to holding them for investment. Each Fund expects, though it cannot guarantee, that its annual portfolio turnover rate generally will not exceed 100%. Turnover rate will not be a limiting factor when a Fund deems it desirable to buy or sell securities, so depending on market conditions, the turnover rate may exceed 100% in some years.

                          DESCRIPTION OF MUNIPREFERRED

GENERAL

     The following is a brief description of the terms of the New MuniPreferred shares. This is not a complete description and is subject to and entirely qualified by reference to a Fund's Articles of Incorporation or Declaration of Trust and the Statement of Preferences. These documents are filed with the Securities and Exchange Commission as exhibits to the Fund's registration statement of which this Prospectus is a part and the Statement of Preferences (the "Statement") also is Appendix B to the Fund's Statement of Additional Information. Copies may be obtained as described under "Available Information." Many of the terms in this section have a special meaning. Any terms in this section not defined have the meaning assigned to them in the Statement of Preferences.

     MuniPreferred shares are shares of preferred stock that pay dividends based on a rate set at auction. The auction usually is held weekly, but may be held less frequently. MuniPreferred shares may be bought and sold at these auctions for $25,000 per share. Shares also may trade in the secondary market. MuniPreferred shareholders, voting separately, elect at least two of a Fund's directors and will elect a majority of the Fund's directors in the unlikely event that the Fund fails to pay dividends to MuniPreferred shareholders for two years. MuniPreferred shares have a liquidation preference of $25,000 per share plus accumulated but unpaid dividends, whether or not earned or declared.

     MuniPreferred shares are fully paid and non-assessable when issued and have no preemptive, conversion, or exchange rights or rights to cumulative voting. New MuniPreferred shares will rank equally with shares of all other MuniPreferred series of a Fund, and with any other series of preferred stock of the Fund, as to payment of dividends and the distribution of the Fund's assets upon liquidation.

     As long as either Moody's or Standard & Poor's is rating MuniPreferred shares, a Fund may, without the vote of MuniPreferred shareholders, issue additional series of MuniPreferred only if (1) any additional series ranks equally with the outstanding MuniPreferred shares as to payment of dividends and distribution of assets on liquidation; and (2) the Fund obtains written confirmation from Moody's and/or Standard & Poor's that issuing additional series of MuniPreferred would not impair the rating for outstanding MuniPreferred shares.

DIVIDENDS AND RATE PERIODS

     General. The following is a general description of dividends and rate periods. The calculation of dividends and rate periods is complex and subject to special rules. See Appendix B to the Statement of Additional Information for a description of the terms used in this section and a more detailed discussion of this topic.

     The dividend rate for the initial rate period for New MuniPreferred shares will be the rate set out on the cover of Part A of the Prospectus for a particular Fund. For subsequent rate periods, New MuniPreferred shares will pay dividends based on a rate set at these auctions, normally held weekly, but the rate set at the auction will not exceed the Maximum Rate. See "Description of MuniPreferred -- Dividends and Rate Periods -- Maximum Rate." Rate periods generally will be seven days, and a rate period will begin on the first business day after the auction. In most instances, dividends are also paid weekly, on the day following the end of the rate period. Each Fund, subject to certain conditions, may change the length of rate periods, designating them as "Special Rate Periods." See "Description of MuniPreferred -- Dividends and Rate
Periods -- Designation of Special Rate Periods."

     Dividend Payments. The dividend payment date will be the day after the rate period ends. If your shares normally pay dividends on Monday or Tuesday, and that day is not a business day, then your dividends will be paid on the first business day that falls after that Monday or Tuesday. If your shares normally pay dividends on Wednesday, Thursday, or Friday, and that day is not a business day, then your dividends will be paid on the first business day that falls before that Wednesday, Thursday, or Friday. See "Description of MuniPreferred -- Dividends and Rate Periods -- Designation of Special Rate Periods" for a discussion of payment dates for a special rate period.

     Dividends on New MuniPreferred shares will be paid on the dividend payment date to holders of record as their names appear on a Fund's stock books, on the business day next preceding the dividend payment date. If dividends are in arrears, they may be declared and paid at any time, to holders of record as their names appear on the Fund's stock books, on that date, not more than 15 days before the payment date, as the Fund's Board of Directors may fix.

     The Depository Trust Company, in accordance with its current procedures, is expected to credit on each dividend payment date dividends received from a Fund to the accounts of its agent members, in next-day funds. "Agent members" are Broker-Dealers or broker-dealers that are members of or participants in the Depository Trust Company who act on behalf of MuniPreferred shareholders. Agent members, in turn, are expected to distribute these dividend payments to the person for whom they are acting as agents. Each of the firms listed on the front cover of Part A of the Prospectus, however, has indicated to the Funds that it or the agent member it designates will make these dividend payments available in same-day funds, rather than next-day funds, on each dividend payment date to customers that use that Broker-Dealer or its designee as its agent member. A MuniPreferred shareholder that does not use one of the firms listed on the front cover of Part A of the Prospectus, or one of its affiliates, should contact his or her Broker-Dealer or broker-dealer to determine whether it will make dividends payments available to the shareholder in same-day or next-day funds. If a Broker-Dealer or a broker-dealer that is an agent member of the Depository Trust Company does not make dividends available to MuniPreferred shareholders in same-day funds, these shareholders will not have funds available until the next business day.

     Dividend Rate Set at Auction. MuniPreferred shares pay dividends based on a rate set at auction. The auction usually is held weekly, but may be held less frequently. The auction sets the dividend rate, and MuniPreferred shares may be bought and sold at the auction. Bankers Trust Company, the auction agent, reviews orders from Broker-Dealers on behalf of existing shareholders that wish to sell, hold at the auction rate, or hold only at a specified rate, and on behalf of potential shareholders that wish to buy MuniPreferred shares, and determines the lowest dividend rate that will result in all of the outstanding MuniPreferred shares of that series continuing to be held. The shares in this offering will trade at auction starting in the week following this offering. See "The Auction."

     Determination of Dividend Rate. Each Fund computes the dividends per share by multiplying the dividend rate determined at the auction by the following fraction: the numerator normally is seven and the denominator is 365. If a Fund has designated a special rate period, then the numerator is the number of days in the rate period, and the denominator is 360. In either case, this rate is then multiplied against $25,000 to arrive at the dividend per share. The numerator may be different if the rate period includes a holiday. If an auction for any subsequent rate period of New MuniPreferred shares is not held for any reason other than as described below, the dividend rate on those shares will be the Maximum Rate on the auction date for that subsequent rate period.

     Each Fund may only pay dividends when and if the Fund's Board of Directors declares dividends out of monies legally available for this purpose, at the applicable rate per year for this purpose and no more (except as described under "Gross-Up Payments"), payable on the dates determined as described below. If the Fund does not pay a dividend when the Board declares it, then that dividend will be added to dividends payable on those MuniPreferred shares in the future.

     Effect of Failure to Pay Dividends in Timely Manner. If a Fund fails to pay, in a timely manner, the auction agent the full amount of any dividend on any New MuniPreferred shares during any rate period (other than any special rate period of more than 364 rate period days or any rate period succeeding any special rate period of more than 364 rate period days during which a failure occurred that has not been cured), but the Fund cures the failure and pays any late charge before 12:00 Noon on the third business day following the date the failure occurred, no auction will be held for New MuniPreferred shares for the first subsequent rate period thereafter, and the dividend rate for New MuniPreferred shares for that subsequent rate period will be the Maximum Rate on the auction date for that subsequent rate period.

     If a Fund fails to pay, in a timely manner, the auction agent the full amount of any dividend on any New MuniPreferred shares during any rate period (other than any special rate period of more than 364 rate period days or any rate period succeeding any special rate period of more than 364 rate period days during which a failure occurred that has not been cured), and the Fund does not cure the failure and pay any late charge before 12:00 Noon on the third business day next succeeding the date on which the failure occurred, no auction will be held for New MuniPreferred shares for the first subsequent rate period thereafter (or for any rate period thereafter, to and including the rate period during which the failure is cured and the late charge is paid) (the late charge is to be paid only in the event Moody's is rating the shares at the time the Fund cures the failure), and the dividend rate for shares of that series for each such subsequent rate period will be an annual rate equal to the Maximum Rate on the auction date for that subsequent rate period (but with the prevailing rating for New MuniPreferred, for purposes of determining the Maximum Rate, being "Below ba3/BB-").

     If a Fund fails to pay, in a timely manner, the auction agent the full amount of any dividend on any shares of New MuniPreferred during a special rate period of more than 364 rate period days, or during any rate period succeeding any special rate period of more than 364 rate period days during which a failure occurred that has not been cured, and the Fund does not cure the failure and pay a late charge before 12:00 Noon on the fourth business day preceding the auction date for the rate period subsequent to such rate period, no auction will be held for New MuniPreferred shares for the subsequent rate period (or for any rate period thereafter, to and including the rate period during which the failure is cured and the late charge paid) (the late charge is to be paid only in the event Moody's is rating New MuniPreferred shares at the time the Fund cures the failure), and the dividend rate for New MuniPreferred shares for each such subsequent rate period will be an annual rate equal to the Maximum Rate on the auction date for each such subsequent rate period (but with the prevailing rating for New MuniPreferred, for purposes of determining the Maximum Rate, being "Below ba3/BB-").

     A Fund cures a failure to pay dividends on shares of New MuniPreferred for any rate period if, within the respective time periods described in the Statement, the Fund pays the auction agent all accumulated and unpaid dividends on the New MuniPreferred shares.

     Designation of Special Rate Periods. Each Fund may instruct the auction agent to hold auctions and pay dividends less frequently than weekly. A Fund may do this if, for example, Fund management expects that short-term rates might increase or market conditions otherwise change, in an effort to optimize the effect of the Fund's leverage on common shareholders. If a Fund decides to use a special rate period, the special rate period will consist of a number of days evenly divisible by seven and not more than 1,820 days (approximately five years), subject to certain adjustments. The Funds do not currently expect to hold auctions and pay dividends less frequently than weekly in the near future, although this has happened in the past. If a Fund designates a special rate period, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market.

     Before a Fund designates a special rate period: (1) at least 20 and not more than 30 days before the first day of the proposed special rate period, the Fund must publish a notice of its intention to designate a special rate period in a newspaper circulated to the financial community in New York, and must mail a notice to MuniPreferred shareholders of that series of its intent to designate a special rate period; (2) the Fund must inform the auction agent by 11:00 a.m. Eastern time on the second business day before the first day of the proposed special rate period; (3) an auction must have been held in the rate period before the special rate period, and in that auction potential shareholders seeking a dividend rate equal to or lower than the dividend rate resulting from the auction entered bid orders for as many or more MuniPreferred shares than current shareholders entering sell orders submitted and current shareholders entering bid orders and seeking a dividend rate higher than the dividend rate resulting from the auction; and (4) the Fund must deposit the redemption price with the auction agent for any shares of that series it has decided to redeem.

     If a Fund has designated a special rate period of 14, 21, or 28 days, then dividends will be paid on the same day of the week on which dividends are paid in a seven day rate period, but will be the second, third, or fourth such day, respectively, after the first day of the special rate period. For example, if your dividend payment date normally is Monday, the dividend payment date for a special rate period of 14, 21, or 28 days will be the second, third, or fourth Monday, respectively, after the first day of the special rate period. The dividend payment date for a special rate period of more than 28 days will be set out in the notice designating a special rate period. The dividend payment date will be a business day, and the last dividend payment date for any special rate period will be the business day immediately following the last day of the special rate period. After any special rate period, the rate periods normally will be seven days, and dividends on New MuniPreferred shares will be payable, except as described below, on each succeeding regular dividend payment date, but the Fund may further designate any subsequent rate period as a special rate period.

     Maximum Rate. The dividend rate that results from an auction for New MuniPreferred shares will not be greater than the Maximum Rate, which is:

          (a) for any auction date which is not the auction date immediately prior to the first day of any proposed special rate period, the product of
     (i) the Reference Rate on that auction date for the next rate period of New MuniPreferred shares and (ii) the Rate Multiple on that auction date, unless New MuniPreferred shares have or had a special rate period (other than a special rate period of 28 days or fewer) and an auction at which "sufficient clearing bids" existed has not yet occurred after that special rate period for a minimum rate period (seven days) of New MuniPreferred shares, in which case the higher of:

             (A) the dividend rate on New MuniPreferred shares for the then-ending rate period, and

             (B) the product of (x) the higher of (I) the Reference Rate on that auction date for a rate period equal in length to the then-ending rate period of New MuniPreferred shares, if the then-ending rate period was 364 days or fewer, or the Treasury Note Rate on that auction date for a rate period equal in length to the then ending rate period of New MuniPreferred shares, if the then-ending rate period was more than 364 days, and (II) the Reference Rate on that auction date for a rate period equal in length to that special rate period of New MuniPreferred shares, if that special rate period was 364 days or fewer, or the Treasury Note Rate on that auction date for a rate period equal in length to that special rate period, if that special rate period was more than 364 days and (y) the Rate Multiple on that auction date; or

          (b) for any auction date that is the auction date immediately prior to the first day of any proposed special rate period, the product of (i) the highest of (x) the Reference Rate on that auction date for a rate period equal in length to the then-ending rate period of New MuniPreferred shares, if the then-ending rate period was 364 days or fewer, or the Treasury Note Rate on that auction date for a rate period equal in length to the then-ending rate period of New MuniPreferred shares, if the then-ending rate period was more than 364 days, (y) the Reference Rate on that auction date for the special rate period for which the auction is being held if that special rate period is 364 days or fewer or the Treasury Note Rate on that auction date for the special rate period for which the auction is being held if that special rate period is more than 364 days, and (z) the Reference Rate on that auction date for minimum rate periods and (ii) the Rate Multiple on that auction date.

     The "Reference Rate" is, for a seven-day rate period or a special rate period of 28 days or less, the higher of the taxable equivalent of the short-term municipal bond rate and the "AA" Composite Commercial Paper Rate; for a special rate period of more than 28 but less than 183 days, the "AA" Composite Commercial Paper Rate; and for a special rate period of more than 182 but less than 365 days, the Treasury Bill Rate.

     The "AA" Composite Commercial Paper Rate, Treasury Note Rate, and Treasury Bill Rate will be the rates announced on the auction date for the business day immediately before the auction date. See Appendix B to the Statement of Additional Information for a definition of these rates and the taxable equivalent of the short-term municipal bond rate. The "Rate Multiple" will be a percentage, determined as set out below, based on the prevailing rating of MuniPreferred shares of that series in effect at the close of business on the business day immediately before the auction date. See Page B-A-5 of Appendix B to the Statement of Additional Information for a description of "prevailing rating."

              PREVAILING MUNIPREFERRED RATING                 PERCENTAGE
              -------------------------------                 ----------
aa3/AA- or higher...........................................     110%
a3/A-.......................................................     125%
baa3/BBB-...................................................     150%
ba3/BB-.....................................................     200%
Below ba3/BB-...............................................     250%

     If a Fund has notified the auction agent that it intends to allocate Federal taxable income to MuniPreferred shares before the auction establishing the dividend rate for those shares, the applicable percentage in the table above will be divided by the quantity 1 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal (and, if the Fund is a state Fund, the maximum marginal state and, in some cases, local rate) corporate income tax rate, whichever is greater. If only one rating agency is rating MuniPreferred shares, that agency's rating will be the prevailing rating.

     Restrictions on Dividends and Other Distributions. When a Fund has any MuniPreferred shares outstanding, the Fund may not pay any dividend or distribution (other than a stock dividend) to shareholders of its common stock unless (1) it has paid all cumulative dividends on MuniPreferred shares; (2) it has redeemed any MuniPreferred shares that it has called for mandatory redemption, and (3) after paying the dividend, the Fund meets Moody's and Standard & Poor's asset coverage requirements for "Aaa" and "AAA" ratings, respectively (or Aa1 and AA+, in the case of the Nuveen Michigan Quality Income Municipal Fund, Inc.) and 1940 Act asset coverage requirements.

     Gross-Up Payments. If a Fund allocates net capital gain or other taxable income on a dividend on MuniPreferred shares for a rate period of 28 days or less, the Fund usually will inform the auction agent of this fact before the next auction. The auction agent will notify Broker-Dealers, who in turn are expected to notify MuniPreferred shareholders and potential MuniPreferred shareholders. If the Fund does not inform the auction agent that the dividend will include net capital gain or other taxable income before the next auction, and the allocation is made retroactively solely as a result of the redemption of some or all of the MuniPreferred shares or the liquidation of the Fund, the Fund will, before the end of the calendar year in which the dividend was paid, send a "gross-up" payment to MuniPreferred shareholders.

     If a Fund allocates net capital gains or other taxable income on a dividend on MuniPreferred shares for a rate period of more than 28 days, the Fund will send a "gross-up" payment to MuniPreferred shareholders before the end of the calendar year in which the dividend was paid. A "gross-up" payment is the amount of money that, giving effect to the taxable portion of a dividend, would cause a shareholder's Federal after-tax return (taking into account both the taxable portion of the dividend and the gross-up payment) to be equal to the after-tax return the shareholder would have received if no such taxable allocation had occurred. For state funds, the gross-up payment will take into account what the shareholder's Federal and state after-tax return would have been. When the Fund calculates the gross-up payment, it does not take into account the time value of money, and it assumes that you are in the highest applicable federal tax bracket and that you are not subject to the federal alternative minimum tax. See "Tax Matters" in the Statement of Additional Information for additional details.

     The Funds have received an opinion of counsel to the effect that the manner in which the Funds intends to allocate items of tax-exempt income, net capital gain and other taxable income, if any, between common shares and MuniPreferred shares will be respected for Federal income tax purposes. This opinion of counsel represents only counsel's best legal judgment, and is not binding on the Internal Revenue Service or the courts. The Funds are not required to make gross-up payments for any net capital gain or other taxable income the Internal Revenue Service ("IRS") determines is allocable in a manner different from the manner in which the Funds allocated those gains or income. See "Tax Matters" in the Statement of Additional Information.

REDEMPTION

     You do not have the right to redeem your MuniPreferred shares. A Fund will be required to redeem your shares in certain circumstances, and has the right to redeem your MuniPreferred shares under certain conditions.

     Mandatory Redemption. Each Fund is required under the 1940 Act to maintain a ratio of total assets to MuniPreferred shares of at least two to one. Essentially, for every two dollars of Fund assets, a Fund can issue one dollar of MuniPreferred shares (measured by liquidation preference). Each Fund's Articles of Incorporation or Declaration of Trust require it to redeem MuniPreferred shares if it does not maintain this two to one ratio. After the offering, each Fund expects that this ratio will be slightly less than three to one. Each Fund also must redeem MuniPreferred shares if it fails to maintain the rating agencies' MuniPreferred Basic Maintenance Amount. See "Description of MuniPreferred -- Asset Maintenance and Rating Agency Guidelines -- Rating Agencies." The redemption price will be $25,000 per share plus the amount of accumulated but unpaid dividends, up to the redemption date. A Fund will redeem only the amount of MuniPreferred shares necessary to comply with the 1940 Act restrictions, the rating agencies' requirements, or both.

     Optional Redemption. Each Fund may, but is not required to, redeem MuniPreferred shares under certain conditions. The redemption price will be $25,000 per share plus the amount of accumulated but unpaid dividends, up to the redemption date. A Fund may redeem MuniPreferred shares in whole or in part, on the second business day before any dividend payment date for shares of that series, out of funds legally available, at the redemption price, but (1) the Fund may not redeem shares in part if after the partial redemption there are fewer than 500 shares of that series outstanding; and (2) the notice establishing a special rate period of shares of that series may provide that shares of that series may not be redeemable during all or a part of the special rate period, or shall be redeemable only upon payment of specified redemption premiums. The Fund also may redeem shares as a whole but not in part, out of funds legally available, on the first day after any dividend period included in a special rate period of more than 364 days if, on the date the dividend rate was determined for shares of that series for the special rate period, the dividend rate equaled or exceeded the yield on the most recently auctioned U.S. Treasury note with a remaining maturity closest to the same special rate period.

     Notice of Redemption. Notice of redemption will be made by mailing a notice to each shareholder of any series to be redeemed, at least 20 but not more than 45 days before the redemption date, at the address as it appears in a Fund's stock books. The notice will state (1) the redemption date; (2) the number of shares of each MuniPreferred series to be redeemed; (3) the CUSIP number for that series; (4) the redemption price; (5) that the dividends on shares to be redeemed will cease to accumulate on the redemption date; and (6) the provisions of the Statement of Preferences under which the redemption is made. If the Fund intends to redeem fewer than all of the shares of a series, the notice will state the number of shares to be redeemed from the shareholder.

     Other Redemption Procedures. If a Fund mails a notice of redemption, but does not redeem shares because there are no legally available monies for this purpose, the Fund will redeem shares as soon as practicable when monies are legally available. The Fund will be deemed to have failed to redeem shares at any time after a redemption date when the Fund has failed, for any reason, to deposit the redemption price for those shares with the auction agent. Even if the Fund has failed to redeem shares for which a notice has been mailed, dividends on MuniPreferred shares may be declared and paid on all shares of MuniPreferred, including those shares for which a notice of redemption has been mailed.

     When the Fund has mailed a notice of redemption and deposited monies sufficient to redeem those shares with the auction agent, dividends on those shares will cease to accumulate and the shares will no longer be deemed to be outstanding for any purpose. All rights of the holders of these shares will cease except for the right to receive the redemption price, but without any interest or other payments, except as provided under "Description of MuniPreferred -- Dividends and Rate Periods -- Gross-Up Payments." The Fund is entitled to receive from the auction agent, promptly after the redemption date, any monies deposited in excess of the redemption price of the shares called for redemption, and all other amounts to which MuniPreferred shares called for redemption may be entitled. Any deposited funds that are unclaimed after 90 days from the redemption date will, if permitted by law, be repaid to the Fund. After this time MuniPreferred shareholders whose shares were called for redemption may look only to the Fund for payment of the redemption price and all other amounts to which they may be entitled. The Fund may receive, after the redemption date, any interest on the funds deposited with the auction agent.

     If any dividends on MuniPreferred shares of a series are in arrears, a Fund may not redeem any MuniPreferred shares of that series unless it redeems all outstanding shares of that series simultaneously, and the Fund may not buy or acquire any MuniPreferred shares of that series. This will not prevent the Fund from buying or acquiring all of the outstanding shares of that MuniPreferred series through the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, all holders of outstanding shares of that series of MuniPreferred.

LIQUIDATION

     If a Fund is liquidated, MuniPreferred shareholders will receive $25,000 per share, plus all dividends that have been declared but not paid, and any gross-up payments (see "Description of MuniPreferred -- Dividends and Rate Periods -- Gross-Up Payments"), subject to the rights of holders of shares ranking equally with MuniPreferred shares as to distribution of assets on liquidation. MuniPreferred shareholders will receive these payments before any common shareholders receive any payments or distributions. After MuniPreferred shareholders have been paid, they will not have the right to receive any remaining assets of the Fund. The Fund will not be considered "liquidated" if it sells all or substantially all of its property, or merges or consolidates with or into any other corporation.

ASSET MAINTENANCE AND RATING AGENCY GUIDELINES

     1940 Act. The 1940 Act requires each Fund to maintain, immediately after the issuance of New MuniPreferred, asset coverage of at least 200% for senior securities that are stock, including MuniPreferred shares. Each Fund must maintain, as of the last business day of each month in which any MuniPreferred shares are outstanding, asset coverage of at least 200% for MuniPreferred shares (or other asset coverage that the 1940 Act may require in the future). If a Fund fails to maintain this asset coverage, and the Fund does not cure this failure as of the last business day of the following month, the Articles of Incorporation or Declaration of Trust require the Fund under certain circumstances to redeem MuniPreferred shares. See "Description of MuniPreferred -- Redemption." Based on the composition of each Fund's portfolio and market conditions as of the date of the offering, assuming the issuance of all shares of New MuniPreferred for each Fund, and taking into account the deduction of offering costs and sales loads, the asset coverage for each Fund's MuniPreferred shares would have been slightly less than 300%.

     Rating Agencies. So long as a Fund has MuniPreferred shares outstanding, the Fund is required to maintain ratings for MuniPreferred shares of "Aaa" from Moody's or "AAA" from Standard & Poor's (Aa1 or AA+, in the case of the Nuveen Michigan Quality Income Municipal Fund, Inc.). These ratings reflect the rating agencies' opinion of the creditworthiness of MuniPreferred shares. The Fund will pay fees to Moody's and/or Standard & Poor's for these ratings. A preferred stock rating is a rating agency's assessment of the issuer's capacity and willingness to pay preferred share obligations. MuniPreferred ratings are not recommendations to buy, hold, or sell MuniPreferred shares, because they do not comment on market price or suitability for a particular investor. Ratings agency guidelines do not address the likelihood that a shareholder will be able to sell its shares at an auction or otherwise. The ratings are based on current information the Fund and Nuveen Advisory furnish to the rating agencies, and on information obtained from other sources. The rating agencies may change, suspend, or withdraw their ratings because of changes in, or the unavailability of, this information. No rating agency has rated the Fund's common stock.

     Moody's and Standard & Poor's have developed guidelines the Funds must follow to maintain these ratings. The guidelines are designed to ensure that portfolio securities underlying MuniPreferred shares will be sufficiently varied, and of sufficient quality and amount, to justify the assigned ratings. While the guidelines do not have the force of law, each Fund has adopted them to obtain the rating agencies' ratings on MuniPreferred shares. The guidelines supplement and in some cases are more restrictive than the 1940 Act's requirements for closed-end funds that issue preferred stock. A Fund may, but is not required to, adopt any modifications to these guidelines that Moody's or Standard & Poor's may later establish. If a Fund fails to adopt these modifications, however, the rating agencies may change or withdraw their ratings. In any event, the rating agencies may at any time change or withdraw their ratings. Because each Fund must maintain "Aaa" (from Moody's) or "AAA" (from Standard & Poor's) ratings on MuniPreferred shares (Aa1 or AA+, in the case of the Nuveen Michigan Quality Income Municipal Fund, Inc.), each Fund would be required to take action if the rating agencies lowered or withdrew their ratings. See "Description of MuniPreferred -- Redemption." A Fund's Board of Directors may, without shareholder approval, change certain definitions or restrictions that the Fund has adopted in connection with the rating agency guidelines, but only if Moody's or Standard & Poor's has confirmed to the Fund or the Board in writing that any change would not impair their ratings of MuniPreferred shares.

     The rating agencies also limit some of each Fund's activities. So long as a rating agency is rating a Fund's MuniPreferred shares, the Fund will only enter into futures or options transactions in accordance with that agency's guidelines and after the rating agency confirms in writing that these transactions will not impair the rating on MuniPreferred shares. In addition, a Fund may not, among other things, (1) borrow money (except to clear securities transactions or pay dividends and only if the Fund maintains the MuniPreferred Basic Maintenance Amount, described below); (2) sell securities short, or (3) lend any securities, unless the rating agency confirms in writing that the loan would not impair the rating on MuniPreferred shares. Each Fund does not intend to borrow money; each has an operating policy that prevents it from borrowing an amount greater than 5% of its total assets so long as MuniPreferred shares are outstanding; and the rating agencies restrict each Fund's ability to borrow money. Nevertheless, under certain circumstances each Fund is allowed to borrow money for temporary or emergency purposes or to repurchase shares when borrowing is deemed to be in the best interests of the common shareholders. See "Repurchase of Shares or Conversion to an Open-End Fund." If a Fund borrows, it would be required to pay interest on that debt before it pays any dividends to MuniPreferred shareholders, and it likely would have to repay the principal due before it could pay the liquidation preference on MuniPreferred shares. Interest expense will reduce the Fund's net investment income, and thus borrowing may impair the Fund's ability to pay dividends to MuniPreferred shareholders. This risk will be higher if the Fund borrows money at a variable interest rate that increases when prevailing market rates increase.

     MuniPreferred Basic Maintenance Amount. Moody's and Standard & Poor's require each Fund to maintain assets having, in the aggregate, a "discounted value" at least equal to the MuniPreferred Basic Maintenance Amount. Each rating agency has its own guidelines for determining the "discounted value" of the value of the Fund's portfolio holdings. The discount factors applied by each rating agency to portfolio securities include the sensitivity of a security's value to changes in interest rates, the liquidity and depth of the market for the security, the security's credit quality, and how often the security is marked to market. If a security in the Fund's portfolio does not meet a rating agency's guidelines, all or part of it will not be included in the calculation of "discounted value." See Appendix A to the Statement of Additional Information for a detailed description of the Moody's and Standard & Poor's rating guidelines. In addition, Standard & Poor's requires each Fund to meet a minimum liquidity level. Both of these requirements are discussed below.

     The Moody's and Standard & Poor's guidelines do not limit the percentage of a Fund's assets that may be invested in holdings not eligible to be included in calculating discounted value. The amount of these ineligible assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio, although each Fund does not expect that in the normal course of business the value of these ineligible assets would exceed 20% of the Fund's total assets.

     The MuniPreferred Basic Maintenance Amount is, on any day, the sum of the liquidation preference value of MuniPreferred shares outstanding, accumulated but unpaid dividends, estimated dividends for the next nine weeks, a Fund's anticipated expenses for the next three months, any gross-up payments the Fund intends to pay to MuniPreferred shareholders, and any other current liabilities; minus the value of any assets the Fund has set aside to pay its current liabilities.

     If a Fund does not cure its failure to maintain the MuniPreferred Basic Maintenance Amount, the Fund promptly will alter its portfolio to reattain the MuniPreferred Basic Maintenance Amount, which will cause the Fund to incur transaction costs and possible gains or losses on the sale of portfolio securities. Further, if the Fund does not cure a failure in a timely manner and Moody's and/or Standard & Poor's is rating MuniPreferred shares, the Fund will be required to redeem MuniPreferred shares. See "Description of MuniPreferred -- Redemption." Nuveen Advisory will not alter the Fund's portfolio if, in its reasonable belief, the effect of the alteration would cause the Fund to have "eligible" assets (assets that can be included in the calculation of discounted value) on any business day with an aggregate discounted value of less than the MuniPreferred Basic Maintenance Amount as of the previous business day. If, however, on a business day the Fund has "eligible" assets with an aggregate discounted value that exceeds the MuniPreferred Basic Maintenance Amount by 5 percent or less as of the previous business day, Nuveen Advisory will not alter the Fund's portfolio in a manner reasonably expected to reduce the discounted value of the Fund's eligible assets, unless the Fund confirms that after the alteration, the aggregate discounted value of the Fund's eligible assets would exceed the MuniPreferred Basic Maintenance Amount.

VOTING RIGHTS

     MuniPreferred shareholders generally have equal voting rights with common shareholders (that is, each common or MuniPreferred share has one vote), and will vote with them as a single class. MuniPreferred shareholders vote separately in several circumstances. First, MuniPreferred shareholders vote as a separate class to elect two of a Fund's directors, and to elect a majority of the Fund's directors if the Fund fails to pay dividends to MuniPreferred shareholders for two years. The common shareholders and the MuniPreferred shareholders, voting together, will elect the remaining directors, in each case. Second, a majority of MuniPreferred shareholders, voting as a separate class, must approve a Fund's conversion from a closed-end to an open-end fund, or a plan of reorganization adversely affecting the MuniPreferred shares. Third, a majority of MuniPreferred shareholders, voting as a separate class, must approve changes to a Fund's fundamental investment policies.

     For those Funds organized as Minnesota corporations, when MuniPreferred shareholders vote as a class, Minnesota law requires a vote of holders of a majority of the MuniPreferred shares to approve the action, unless the Fund's Articles of Incorporation or the 1940 Act require a different percentage. For those Funds organized as Massachusetts business trusts, when MuniPreferred shareholders vote as a class, the Declaration of Trust generally requires a vote of holders of a majority of the MuniPreferred shares to approve the action, unless the 1940 Act requires a different percentage.

     Each Fund may not, without the approval of holders of a majority of the MuniPreferred shares: (1) create or issue any class of security that ranks superior to shares of MuniPreferred, as to paying dividends or distributing assets if the Fund liquidates, or (2) materially modify the Fund's Articles of Incorporation, Declaration of Trust, or the Statement of Preferences to affect the rights or powers of the MuniPreferred shareholders. Subject to certain rating agency approvals, the Board, without the vote or consent of the MuniPreferred shareholders, may from time to time authorize and create (and a Fund may from time to time issue) additional shares of any series of MuniPreferred or classes or series of preferred stock that rank equal to shares of MuniPreferred as to the payment of dividends and the distribution of assets upon liquidation.

     If you do not vote your MuniPreferred shares, and you hold your shares through a member of the New York Stock Exchange, the Exchange's rules allow your Broker-Dealer or broker-dealer to vote them for you and for all of its customers who own MuniPreferred shares but have not voted, if: (1) the Broker-Dealer or broker-dealer has sent you the proxy; (2) you have not instructed your Broker-Dealer or broker-dealer how to vote your shares; (3) the owners of at least 30% of the MuniPreferred shares of a particular Fund (or shares of each series of a Fund's MuniPreferred shares, when a series-by-series vote is required) have voted; (4) less than 10% of the MuniPreferred shares of a particular Fund (or shares of each series of the Fund's MuniPreferred shares, when a series-by-series vote is required) have voted against the proposal; (5) in situations when the common and MuniPreferred shareholders vote together on the proposal, the common shareholders have approved the proposal; and (6) a majority of the Fund's independent directors approved the proposal. Your Broker-Dealer or broker-dealer will vote your shares in the same proportion as all of its other customers who own MuniPreferred shares and who actually voted. For example, if 60% of a Broker-Dealer's customers who own MuniPreferred shares vote their shares, and 92% vote "for" a proposal and 8% vote "against," then the Broker-Dealer will vote the remaining 40% of its customers= MuniPreferred shares 92% "for" and 8% "against." If you do not hold your shares through a member of the New York Stock Exchange, your Broker-Dealer, broker-dealer, or other nominee may not be able to vote your shares for you and for all of its customers who own MuniPreferred shares but have not voted, depending on the rules applicable to that Broker-Dealer, broker-dealer, or nominee.

                                  THE AUCTION

SUMMARY OF AUCTION PROCEDURES

     The following is a brief summary of the auction procedures. They are described in more detail after this summary. The auction procedures are complicated, and there are exceptions to these procedures. Many of the terms in this section have a special meaning. Any terms in this section not defined have the meaning assigned to them in the Statement of Preferences. See Appendix B to the Statement of Additional Information for a full description of the auction procedures. The auction determines the Applicable Rate (the dividend rate) for MuniPreferred shares, but the Applicable Rate will not be higher than the Maximum Rate. See "Description of MuniPreferred -- Dividends and Rate
Periods -- Maximum Rate." You also may buy or sell shares in the auction.

     If you own MuniPreferred shares, you may instruct, orally or in writing, a Broker-Dealer or a broker-dealer that has entered into an agreement with a Broker-Dealer, to enter an order in the auction. If your broker-dealer is not an agent member of the Depository Trust Company, or an affiliate of an agent member, it may submit orders for MuniPreferred shares to John Nuveen & Co. Incorporated. Existing MuniPreferred shareholders can enter three kinds of orders regarding their MuniPreferred shares: sell, bid, and hold.

     - If you enter a sell order, you indicate that you want to sell shares of MuniPreferred at $25,000 per share, no matter what the next rate period's Applicable Rate will be.

     - If you enter a bid (or "hold at a rate") order, you indicate that you want to sell shares of MuniPreferred only if the next rate period's Applicable Rate is less than the rate you specify.

     - If you enter a hold order, you indicate that you want to continue to own shares of MuniPreferred, no matter what the next rate period's Applicable Rate will be.

     You may enter different types of orders for your MuniPreferred shares, as well as orders for additional MuniPreferred shares. All orders must be for whole shares. All orders you submit are irrevocable. There are a fixed number of MuniPreferred shares, and the Applicable Rate likely will vary from auction to auction depending on the number of bidders, the number of shares the bidders seek to buy, and general economic conditions including current interest rates. If you own MuniPreferred shares and submit a bid higher than the Maximum Rate, your bid will be treated as a sell order. If you do not enter an order, the Broker-Dealer will assume that you want to continue to hold MuniPreferred shares, but if you fail to submit an order and the rate period is longer than 28 days, the Broker-Dealer will treat your failure to submit a bid as a sell order.

     If you do not currently own shares of MuniPreferred, or want to buy more shares, you may instruct a Broker-Dealer, or a broker-dealer that has entered into an agreement with a Broker-Dealer, to enter an bid order to buy shares in an auction at $25,000 per share, at a specified dividend rate. If your bid specifies a rate higher than the Maximum Rate, your order will not be accepted.

     Broker-Dealers will submit orders from existing and potential shareholders to the auction agent. Neither the Fund nor the auction agent will be responsible for a Broker-Dealer's failure to submit orders from existing shareholders and potential shareholders. A Broker-Dealer's failure to submit orders for MuniPreferred shares held by it or its customers will be treated in the same manner as a shareholder's failure to submit an order to the Broker-Dealer. A Broker-Dealer (other than an affiliate of a Fund) may submit orders to the auction agent for its own account.

     If the number of MuniPreferred shares of a series subject to bid orders with a dividend rate equal to or lower than the Maximum Rate for shares of that series is at least equal to the number of MuniPreferred shares of that series subject to sell orders, then the Applicable Rate for the next rate period will be the lowest rate submitted which, taking into account that rate and all lower rates submitted in order from existing and potential shareholders, would result in existing and potential shareholders owning all the MuniPreferred shares available for purchase in the auction.

     If the number of MuniPreferred shares of a series subject to bid orders with a dividend rate equal to or lower than the Maximum Rate for shares of that series is less than the number of MuniPreferred shares of that series subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the Maximum Rate. In that event, existing shareholders that have submitted sell orders (or are treated as having submitted sell orders) may not be able to sell any or all the shares for which they submitted sell orders.

     The auction agent will not accept a bid above the Maximum Rate from a potential shareholder, and will treat such a bid from an existing shareholder as a sell order. The purpose of the Maximum Rate is to place an upper limit on MuniPreferred dividends and in so doing to help protect the earnings available to pay common share dividends, and to serve as the Applicable Rate in the event of a failed auction (that is, an auction where there are more MuniPreferred shares offered for sale than there are buyers for those shares).

     If Broker-Dealers submit or are deemed to submit hold orders for all outstanding shares of a series of MuniPreferred, this is considered an "all hold" auction and the Applicable Rate for the next rate period will be the All Hold Order Rate. See "The Auction -- Determination of Sufficient Clearing Bids, Winning Bid Rate, and Applicable Rate" and Appendix B to the Statement of Additional Information for a description of this rate.

     The auction procedures include a pro rata allocation of shares for purchase and sale. This may result in an existing shareholder continuing to hold or selling, or a potential shareholder buying, fewer shares than the number of shares in its order. If this happens, Broker-Dealers will be required to make appropriate pro rata allocations among their customers.

     Settlement of purchases and sales will be made on the next business day (which also is a dividend payment date) after the auction date, through the Depository Trust Company. Purchasers will pay for their shares through Broker-Dealers in same-day funds to the Depository Trust Company against delivery to the Broker-Dealers. The Depository Trust Company will make payment to the sellers' Broker-Dealers in accordance with its normal procedures, which require Broker-Dealers to make payment against delivery in same-day funds.

     If a Fund plans to include any net capital gains or other Federal taxable income in a MuniPreferred dividend, it generally will notify the auction agent of the amount to be included, at least a week before the dividend payment date for the rate period in which taxable income will be included in a dividend. The auction agent will notify Broker-Dealers, who in turn will notify their customers.

     The following is a simplified example of how a typical auction works. Assume that a Fund has 1000 outstanding shares of New MuniPreferred, and three current shareholders. The three current shareholders and three potential shareholders submit orders through Broker-Dealers at the auction:

Current Shareholder A........  Owns 500 shares, wants to sell all     Bid order of 3.5% rate for all 500
                               500 shares if auction rate is less     shares
                               than 3.5%
Current Shareholder B........  Owns 300 shares, wants to hold         Hold order -- will take the auction
                                                                      rate
Current Shareholder C........  Owns 200 shares, wants to sell all     Bid order of 3.3% rate for all 200
                               200 shares if auction rate is less     shares
                               than 3.3%

Potential Shareholder D......  Wants to buy 200 shares                Places order to buy at or above 3.4%
Potential Shareholder E......  Wants to buy 300 shares                Places order to buy at or above 3.3%
Potential Shareholder F......  Wants to buy 200 shares                Places order to buy at or above 3.5%

     The lowest dividend rate that will result in all 1000 shares of New MuniPreferred continuing to be held is 3.4% (the offer by D). Therefore, the Applicable Rate will be 3.4%. Current shareholders B and C will continue to own their shares, and current shareholder A will sell its shares, because A's dividend rate bid was higher than the Applicable Rate. Potential shareholder D will buy 200 shares, and Potential shareholder E will buy 300 shares, because their bid rates were at or below the Applicable Rate. Potential shareholder F will not buy any shares because its bid rate was above the Applicable Rate.

     The foregoing discussion is a summary of the auction procedures. What follows is a more detailed explanation of the auction procedures.

AUCTION DATES; ADVANCE NOTICE OF ALLOCATION OF TAXABLE INCOME

     An auction to determine the Applicable Rate for New MuniPreferred shares for each rate period after the initial rate period will be held on the first business day preceding the first day of the rate period. The date is the "auction date." The auction date and the first day of the related rate period (which is also the dividend payment date for the preceding rate period) must be business days but need not be consecutive days. See "Description of MuniPreferred -- Dividends and Rate Periods -- Designation of Special Rate Periods" for information about the circumstances under which the first day of a rate period or the auction date, or both, may be moved to another date.

     Whenever a Fund intends to include any net capital gains or other federal taxable income in any MuniPreferred dividend, it will, for any rate period of 28 days or less, and may, for any rate period of more than 28 days, notify the auction agent of the amount to be included, on or before the dividend payment date next preceding the auction date on which the Applicable Rate is to be set. When the auction agent receives this notice from the Fund, it will in turn notify each Broker-Dealer who, on or before the auction date and in accordance with its broker-dealer agreement, will notify its existing shareholders and persons it believes are interested in submitting an order in that auction.

ORDERS BY EXISTING SHAREHOLDERS AND POTENTIAL SHAREHOLDERS

     You may submit orders for an auction only through a Broker-Dealer (one that has signed a dealer agreement with a Fund and the auction agent), or through a broker-dealer that has entered into a correspondent arrangement with a Broker-Dealer. Your order must be submitted before the submission deadline, which is 1:30 p.m. Eastern time on the auction date. Your orders must indicate whether you want to buy, sell, or hold some or all of your shares, and the lowest dividend rate you will accept for the next rate period (normally one week, although this can be extended). The auction agent selects the lowest dividend rate bid that will result in all of the MuniPreferred continuing to be held.

     You may enter different types of orders for your MuniPreferred shares, as well as orders for additional MuniPreferred shares. All orders you submit are irrevocable. An existing shareholder's sell order will be an irrevocable offer to sell MuniPreferred shares subject to the order. An existing shareholder's bid order will be an irrevocable offer to sell MuniPreferred shares subject to the order if the Applicable Rate is less than the rate specified in the bid order. A potential shareholder's bid order will be an irrevocable offer to buy MuniPreferred shares subject to the order if the Applicable Rate is equal to or greater than the rate specified in the bid order. The number of shares you buy or sell may be subject to proration.

     Your order must be in whole shares. If you are an existing shareholder and want to buy additional MuniPreferred shares, you will be treated as a potential shareholder for those additional shares, for the purpose of determining the priority of orders. See "The Auction -- Submission of Orders by Broker-Dealers to Auction Agent." Broker-Dealers may contact prospective purchasers of MuniPreferred shares to determine whether they wish to submit orders.

     Any bid order that specifies a rate higher than the Maximum Rate will be
(1) treated as a sell order if an existing shareholder submits the order, and
(2) not be accepted if a potential shareholder submits the order. The auction procedures establish the Maximum Rate that can result from an auction. See "The Auction -- Determination of Sufficient Clearing Bids, Winning Bid Rate, and Applicable Rate" and "The Auction -- Acceptance or Rejection of Orders and Allocation of Shares."

SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT

     Before the submission deadline, which is 1:30 p.m. Eastern time on each auction date (or another time the auction agent specifies), each Broker-Dealer will submit to the auction agent in writing all orders it obtained for the auction. Any order submitted before the auction deadline will be irrevocable. The auction agent is entitled to rely on the terms of any order a Broker-Dealer submits. If any rate specified in a bid order contains more than three figures to the right of the decimal point, the auction agent will round up that rate to the next highest one-thousandth (.001) of 1%. If a potential shareholder submits more than one bid order through a Broker-Dealer, each bid order will be treated as a separate bid order with the rate and number of shares specified in the order. If an existing shareholder submits through a Broker-Dealer one or more orders covering in the aggregate more MuniPreferred shares of a series than the existing shareholder owns, the orders will be considered valid in the following order of priority:

          1. All hold orders will be considered valid, up to and including in the aggregate the number of MuniPreferred shares of that series the shareholder owns.

          2. (a) Any bid order will be considered valid, up to and including the excess of the number of outstanding MuniPreferred shares of that series the shareholder owns over the number of MuniPreferred shares of that series subject to hold orders referred to in clause 1 above;

             (b) subject to 2(a), if more than one bid order with the same specified rate is submitted on behalf of an existing shareholder and the number of MuniPreferred shares of that series subject to those bid orders is greater than the excess, the bid orders will be considered valid up to and including the amount of that excess, and the number of MuniPreferred shares of that series subject to each bid order with the same rate will be reduced pro rata to cover the number of MuniPreferred shares of that series equal to the excess;

             (c) subject to 2(a) and 2(b), if more than one bid order with different rates is submitted on behalf of an existing shareholder, the bid orders will be considered valid in the ascending order of their respective rates up to and including the amount of that excess; and

             (d) in any event, the number of shares subject to bids not valid under this clause 2 will be treated as the subject of a bid order by a potential shareholder at the rate specified in the order.

          3. All sell orders will be considered valid, up to and including the excess of the number of outstanding MuniPreferred shares of that series the existing shareholder owns, over the sum of MuniPreferred shares of that series subject to valid hold orders referred to in clause 1 above and valid bid orders referred to in clause 2 above.

DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE, AND APPLICABLE RATE

     The auction agent will assemble, not earlier than the submission deadline, all valid orders submitted or deemed submitted by Broker-Dealers for a series of MuniPreferred. The auction agent will determine the excess of the number of outstanding shares of that series of MuniPreferred over the number of outstanding shares subject to submitted hold orders, and will then determine whether "sufficient clearing bids" have been made in the auction. "Sufficient clearing bids" means that the number of outstanding MuniPreferred shares of that series that are the subject of bid orders submitted by potential shareholders specifying a rate not higher than the Maximum Rate, equals or exceeds the number of outstanding shares of that series that are the subject of sell orders submitted by existing shareholders (including the shares of that series that are the subject of bid orders by existing shareholders specifying rates higher than the Maximum Rate).

     If sufficient clearing bids have been made, the auction agent will determine the winning bid rate; that is, the lowest rate specified in the bid orders which, taking into account the rates in the bid orders submitted by existing shareholders, would result in existing shareholders continuing to hold an aggregate number of outstanding MuniPreferred shares of that series which, when added to the number of outstanding MuniPreferred shares of that series to be bought by potential shareholders, would equal not less than the available amount of outstanding MuniPreferred shares. The winning bid rate will be the Applicable Rate for the next rate period for all outstanding shares of that series.

     If sufficient clearing bids have not been made (other than because all of the outstanding MuniPreferred shares of that series are subject to hold orders), the Applicable Rate for the next rate period for all outstanding shares of that series will be the Maximum Rate. If sufficient clearing bids have not been made, existing shareholders that submitted sell orders may not be able to sell any or all of their shares in the auction, and will continue to hold those unsold shares in the next rate period. Dividends in that next rate period may include taxable income. See "The Auction -- Auction Dates; Advance Notice of Allocation of Taxable Income" and " -- Acceptance or Rejection of Orders and Allocation of Shares."

     If all of the outstanding shares of MuniPreferred for that series are subject to hold orders, the Applicable Rate for the next period for all shares of that series will be the All Hold Order Rate, which is the product of:

          (1) (a) the "AA" Composite Commercial Paper Rate on the auction date for that rate period if the rate period is less than one year or (b) the Treasury Rate on that auction date for that rate period if the rate period is one year or more; and

          (2) 1 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate, whichever is greater.

     If a Fund has notified the auction agent that it intends to allocate any net capital gains or other Federally taxable income to MuniPreferred shares for that rate period, the Applicable Rate in an "all hold" auction for the portion of the dividends that represents the allocation of net capital gains or other Federally taxable income will be the rate in clause (1)(a) or (1)(b), as applicable, without being multiplied by the factor in clause (2). See "Description of MuniPreferred -- Dividends and Rate Periods -- Maximum Rate" for the definitions of "AA Composite Commercial Paper Rate" and "Treasury Rate."

ACCEPTANCE OR REJECTION OF ORDERS AND ALLOCATION OF SHARES.

     Based on the determinations made under "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate," and subject to the auction agent's discretion to round and allocate shares as described below, the auction agent will accept or reject submitted bid and sell orders in the order of priority set out in the Auction Procedures. The result will be that existing and potential shareholders will sell, continue to hold, and/or purchase outstanding MuniPreferred shares of that series as described below. Existing shareholders that submitted or were deemed to have submitted hold orders will continue to own MuniPreferred shares subject to those hold orders.

     Sufficient Clearing Bids. If sufficient clearing bids have been made in an auction for a series of MuniPreferred, orders will be accepted or rejected in the following order:

          1. Each existing shareholder that submitted a sell or bid order specifying a rate higher than the winning bid rate will sell outstanding MuniPreferred shares subject to that sell or bid order.

          2. Each existing shareholder that submitted a bid order specifying a rate lower than the winning bid rate will continue to hold outstanding MuniPreferred shares subject to that bid order.

          3. Each potential shareholder that submitted a bid order specifying a rate lower than the winning bid rate will have its bid order accepted (although it may not be able to buy all the shares specified in its order).

          4. Each existing shareholder that submitted a bid order specifying a rate equal to the winning bid rate will continue to hold the outstanding MuniPreferred shares subject to that bid order. But if the number of outstanding MuniPreferred shares subject to all bid orders is greater than the number of outstanding MuniPreferred shares in excess of the available outstanding MuniPreferred shares of that series over the number of outstanding MuniPreferred shares accounted for in clauses 2 and 3 above, then each existing shareholder that submitted a bid order specifying a rate equal to the winning bid rate will continue to hold a number of the outstanding MuniPreferred shares subject to that bid order, determined on a pro rata basis based on the number of outstanding MuniPreferred shares subject to all bid orders by existing shareholders.

          5. Each potential shareholder that submitted a bid order specifying a rate equal to the winning bid rate will buy any shares of available outstanding MuniPreferred shares not accounted for in clauses 2 through 4, above, on a pro rata basis based on the number of outstanding MuniPreferred shares subject to all bid orders.

     Insufficient Clearing Bids. If sufficient clearing bids have not been made in an auction for a series of MuniPreferred (unless this is because all outstanding MuniPreferred shares of that series are subject to hold orders):

          1. Each existing shareholder that submitted a bid order specifying a rate equal to or lower than the Maximum Rate will continue to hold outstanding MuniPreferred shares subject to that bid order.

          2. Each potential shareholder that submitted a bid order specifying a rate equal to or lower than the Maximum Rate will buy the number of outstanding MuniPreferred shares subject to that bid order.

          3. Each existing shareholder that submitted bid order specifying a rate higher than the Maximum Rate, or a sell order, will sell a number of outstanding MuniPreferred shares determined on a pro rata basis based on the number of outstanding MuniPreferred shares subject to all bid and sell orders.

     If, because of the pro rata allocation described in clauses 4 and 5 in "Sufficient Clearing Bids," or in clause 3 of "Insufficient Clearing Bids," any existing shareholder would be entitled or required to sell, or any potential shareholder would be entitled or required to buy, a fractional share of MuniPreferred, the auction agent will, in its sole discretion, round up or down to the nearest whole share the number of MuniPreferred shares sold or bought on the auction date so that the number of shares an existing or potential shareholder sells or buys will be whole shares.

     If, because of the pro rata allocation described in clause 5 in "Sufficient Clearing Bids," any potential shareholder would be entitled or required to buy less than a whole MuniPreferred share, the auction agent will in its sole discretion, allocate MuniPreferred shares for purchase among potential shareholders so that any potential shareholders will only buy whole shares, even if this means that one or more potential shareholders will not buy any MuniPreferred shares.

NOTIFICATION OF RESULTS; SETTLEMENT

     The auction agent will notify, by telephone by approximately 3:00 p.m. Eastern time on the auction date, each Broker-Dealer that submitted an order, of the Applicable Rate for the next rate period and, if the order was a bid or sell order, whether the order was accepted or rejected in whole or in part. Each Broker-Dealer that submitted an order on behalf of an existing or potential shareholder will notify that person of the Applicable Rate for the next rate period and, if the order was a bid or sell order, whether the order was accepted or rejected in whole or in part; and will confirm purchases and sales with each existing or potential shareholder purchasing or selling shares as a result of the auction. The auction agent will record each transfer of MuniPreferred shares on the registry of existing shareholders it maintains.

     In accordance with the Depository Trust Company's normal procedures, on the business day after the auction date, purchases and sales of MuniPreferred shares will be executed through the Depository Trust Company and the accounts of the agent members will be debited and credited and shares delivered as necessary to effect the purchases and sales of MuniPreferred shares as determined in the auction. Purchasers will make payment though their agent members in same-day funds to the Depository Trust Company against delivery through their agent members; the Depository Trust Company will make payment in accordance with its normal procedures, which now provide for payment against delivery by its agent members in same-day funds.

     If any existing shareholder selling MuniPreferred shares in an auction fails to deliver its shares, the Broker-Dealer of any buyer of shares in an auction may deliver to that person a number of whole MuniPreferred shares that is less than the number of shares that the person otherwise was to buy. In that event, the Broker-Dealer will determine the number of MuniPreferred shares to be delivered, and delivery of the lesser number of shares will constitute good delivery.

AUCTION AGENT

     The auction agent acts as an agent of each of the Funds. Unless the auction agent acts in bad faith or negligently, it will not be liable for any action taken, suffered, or omitted or for any error of judgment it makes in the performance of its duties under the Auction Agency Agreement, and it will not be liable for any error of judgment it makes in good faith unless it is negligent in ascertaining the pertinent facts. The auction agent may terminate the Auction Agency Agreement as to one or more Funds upon 45 days' notice to the Fund(s). If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent that contains substantially the same terms and conditions as the Auction Agent Agreement. A Fund may remove the auction agent, but before this removal, the Fund must have entered into an agreement with a successor auction agent.

BROKER-DEALERS; PARTICIPATION FEE

     After each auction, the auction agent will pay to each Broker-Dealer, from monies a Fund provides, a participation fee at the annual rate of 1/4 of 1% of the Fund's net assets for any auction immediately preceding a rate period of less than one year. For a rate period of one year or longer, the amount will be a percentage of the purchase price of MuniPreferred shares the broker-dealer places at that auction, as the Fund and Broker-Dealers may agree. "Places at auction" means that the shares were (1) the subject of hold orders deemed to be sell orders made by existing shareholders who acquired their shares from that Broker-Dealer; or (2) the subject of an order the Broker-Dealer submitted that is (a) a bid order from an existing shareholder that results in the shareholder continuing to hold those shares as a result of the auction; (b) a bid order from a potential shareholder that results in the shareholder buying those shares as a result of the auction; or (c) a valid hold order.

     The broker-dealer agreements allow a Broker-Dealer (other than an affiliate of a Fund), to submit orders in auctions for its own account, unless a Fund notifies all Broker-Dealers that they may no longer do so. In that case, Broker-Dealers may continue to submit hold and sell orders, but not bid orders, for their own accounts. Any Broker-Dealer that is an affiliate of a Fund may submit orders in auctions, but only if these orders are not for its own account. If a Broker-Dealer submits an order for its own account in an auction, it might have an advantage over other bidders because it would know about orders it placed through the auction. This Broker-Dealer, however, would not know about orders other Broker-Dealers submitted in the auction. A Fund may request that the auction agent terminate one or more broker-dealer agreements at any time, provided that at least one broker-dealer agreement is in effect after the termination(s).

SECONDARY MARKET

     Broker-Dealers and other broker-dealers may maintain a secondary trading market for MuniPreferred shares, although they are not required to do so. The secondary trading market in MuniPreferred shares may not provide you with liquidity. MuniPreferred shares are not registered on a stock exchange or on the Nasdaq Stock Market.

     You may sell or transfer shares of MuniPreferred only in whole shares and only: (1) pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures; (2) to a Broker-Dealer or other broker-dealer; or (3) to other persons as a Fund may permit; provided, however, that (a) a sale or transfer of your shares (if you hold your shares in the name of a Broker-Dealer) to that Broker-Dealer, or to another customer of that Broker-Dealer, will not be considered a sale or transfer for purposes of the foregoing if that Broker-Dealer remains the existing holder of the shares immediately after the transaction; and (b) in the case of all transfers, other than through an auction, the Broker-Dealer (or other person, if the Fund permits) receiving the transfer will advise the auction agent of the transfer.

                                  TAX MATTERS

FEDERAL INCOME TAX MATTERS

     Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to distribute substantially all of its net income and gains to its shareholders. Therefore, it is not expected that the Fund will be subject to any Federal income tax. Substantially all of the Fund's dividends to the common shareholders and MuniPreferred shareholders will qualify as "exempt-interest dividends." A shareholder treats an exempt- interest dividend as interest on state and local bonds exempt from regular Federal income tax. Some or all of an exempt-interest dividend, however, may be subject to Federal alternative minimum tax imposed on the shareholder. Different Federal alternative tax rules apply to individuals and to corporations. In addition to exempt-interest dividends, the Fund also may distribute amounts that are treated as long-term capital gain or ordinary income to its shareholders. Each Fund will allocate distributions to shareholders that are treated as tax-exempt interest and as long-term capital gain and ordinary income, if any, proportionately among the common and MuniPreferred shares. Each Fund intends to notify MuniPreferred shareholders in advance if it will allocate income that is not exempt from regular Federal income tax. In certain circumstances a Fund will make payments to MuniPreferred shareholders to offset the tax effects of the taxable distribution. See "Description of MuniPreferred -- Dividends and Rate Periods -- Gross-Up Payments" in Part B of this Prospectus. The Statement of Additional Information contains a more detailed summary of the Federal tax rules that apply to the Fund and its shareholders. Legislative, judicial or administrative action may change the tax rules that apply to each Fund or its shareholders. Any change may be retroactive for Fund transactions. You should consult with your tax adviser about Federal income tax matters.

NATIONAL FUNDS:  STATE AND LOCAL TAX MATTERS

     While exempt-interest dividends are exempt from regular Federal income tax, they may not be exempt from state or local income or other taxes. Some states exempt from state income tax that portion of any exempt-interest dividend that is derived from interest a regulated investment company receives on its holdings of securities of that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income the Fund earned during the preceding year on tax-exempt obligations and the Fund will indicate, on a state-by-state basis, the source of this income. You should consult with your tax adviser about state and local tax matters.

                                  COMMON STOCK

     Common shares have equal voting rights and equal rights as to dividends, assets, and liquidation with respect to one another. Common shares are fully paid and non-assessable when issued and have no preemptive, conversion, or exchange rights. No Fund may declare dividends or make any distributions on common shares, or repurchase common shares, if it has declared but not paid all accumulated dividends on MuniPreferred shares.

                              CONTROL OF THE FUND

     Each Fund's Articles of Incorporation or Declaration of Trust may limit the ability of other companies or persons to acquire control of the Fund. The holders of at least two-thirds of the common and MuniPreferred shares, voting together, must approve the Fund's conversion from a closed-end to an open-end fund; its merger or consolidation; a sale, lease, or transfer of all or substantially all of the Fund's assets (other than in the course of the Fund's regular investment activities); or the Fund's liquidation or dissolution. If two-thirds of the Fund's directors vote to approve one of these transactions, then the holders of at least a majority of the shares of common and MuniPreferred, voting together, must approve the transaction.

     These voting requirements are higher than legally required. They could have the effect of making it more difficult for a third party to assume control of a Fund or merge it with another fund. However, these voting requirements could cause third parties seeking control of the Fund to negotiate the price to be paid with Nuveen Advisory, and could assure the continuity of the Fund's investment objectives and policies. Each Fund's Board believes that the higher voting requirements are in the best interest of the Fund and its shareholders.

             REPURCHASE OF SHARES OR CONVERSION TO AN OPEN-END FUND

     Each of the Funds is a closed-end fund, and you do not have the right to cause a Fund to redeem your MuniPreferred shares. MuniPreferred shares trade primarily through the auction, while each Fund's common shares trade on the New York Stock Exchange. Common shares may trade at a premium or a discount to net asset value. Each Fund's Board of Directors will consider, at least annually, whether it should take any action to reduce or eliminate a material discount from net asset value of the common shares. The Board could authorize a Fund to repurchase some of its common shares, make a tender offer for some of its common shares, or convert the Fund to an open-end fund. All of these actions are subject to certain legal restrictions. If the Fund repurchases common shares or makes a tender offer, this may not reduce the discount. The Fund may borrow money to repurchase common shares or pay for tendered shares. If the Fund borrows, the costs of borrowing would reduce the Fund's net income. If the Fund converted to an open-end fund, it could not have preferred stock outstanding. The Fund would be required to redeem all outstanding MuniPreferred shares (requiring in turn that the Fund liquidate a portion of its portfolio), and the Fund's common shares would no longer be listed on the New York Stock Exchange.

     The Board's present policy, which is subject to change, is that the Board will not authorize any of these actions if: this would result in the delisting of the common stock from the New York Stock Exchange or cause a Fund to fail to qualify as a regulated investment company under the Code; the Fund could not sell portfolio securities in an orderly manner, or without imposing significant tax consequences on remaining common shareholders, sufficient to repurchase shares; there are material legal challenges to the repurchase; the New York Stock Exchange suspends trading; or there are other large-scale events that affect the Fund's ability to repurchase its shares, such as a federal banking moratorium.

                                NET ASSET VALUE

     The Funds' custodian calculates each Fund's net asset value. The custodian uses prices for portfolio securities from a pricing service the Fund's Board of Directors has approved. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which will constitute the majority of the Fund's portfolio securities) are valued at fair value. The pricing service uses methods that consider yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity, and ratings; dealers= indications of value; and general market conditions. The pricing service may use electronic data processing techniques or a matrix system, or both. The Fund's officers review the pricing service's procedures and valuations, under the general supervision of the Board of Directors.

                            OTHER SERVICE PROVIDERS

     The Chase Manhattan Bank, located at One Chase Plaza, New York, NY 10081, is the Fund's custodian, and the transfer agent and dividend disbursing agent for the Fund's common shares. Bankers Trust Company, located at 4 Albany Street, New York, NY 10006, is the auction agent, transfer agent, registrar, dividend disbursing agent and redemption agent for the MuniPreferred shares. Purchases and sales of MuniPreferred shares are cleared and settled at the Depository Trust Company, 55 Water Street, New York, NY 10041.

                             AVAILABLE INFORMATION

     The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, the 1940 Act, and are required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's New York Regional Office, Seven World Trade Center, New York, New York 10048 and Chicago Regional Office, Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois, 60661-2511. Reports, proxy statements, and other information about the Funds can be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

     This Part B of the Prospectus does not contain all of the information in each Fund's registration statement, including amendments, exhibits, and schedules. Statements in this Part B of the Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

     Additional information about each Fund and MuniPreferred shares can be found in each Fund's Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains each Fund's Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the Commission, including proxy statements and reports filed under the Securities Exchange Act of 1934. Additional information may be found on the Internet at http://www.nuveen.com.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                PAGE
                                                                ----
Investment Objective and Policies...........................     S-1
Certain Trading Strategies of the Fund......................     S-7
Management of the Fund......................................    S-10
Portfolio Transactions......................................    S-18
Net Asset Value.............................................    S-20
Additional Information Concerning the Auctions for
  MuniPreferred.............................................    S-20
Tax Matters.................................................    S-22
Certain Owners of Record....................................    S-28
Experts.....................................................    S-28
Financial Statements........................................    S-29
Report of Independent Auditors..............................    S-41
Appendix A -- Ratings of Investments........................     A-1
Appendix B -- Statement of Preferences......................     B-1
Appendix C -- Description of Insurers.......................     C-1

                                   APPENDIX A

                         TAXABLE EQUIVALENT YIELD TABLE

     The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated Federal tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like MuniPreferred shares with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical Federal tax-free yields and tax rates:

                     TAXABLE EQUIVALENT OF TAX-FREE YIELDS

                                 TAX FREE YIELD

TAX RATE                                               4.00%   4.50%   5.00%   5.50%   6.00%
--------                                               -----   -----   -----   -----   -----
28.0%................................................  5.56%   6.25%   6.94%   7.64%   8.33%
31.0%................................................  5.80%   6.52%   7.25%   7.97%   8.70%
36.0%................................................  6.25%   7.03%   7.81%   8.59%   9.38%
39.6%................................................  6.62%   7.45%   8.28%   9.11%   9.93%

                                      B-A-1

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     NO DEALER, SALESPERSON OR OTHER INDIVIDUAL HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ANY UNDERWRITER. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                          ---------------------------

                               TABLE OF CONTENTS

                                       PAGE
                                       -----
Prospectus Summary...................    A-1
Financial Highlights.................    A-3
The Fund.............................    A-4
Use of Proceeds......................    A-4
Capitalization.......................    A-5
Investment Objective and Policies....    A-6
Underwriting.........................    A-7
Legal Opinions.......................    A-8
Experts..............................    A-8
Municipal Bonds......................    B-1
Portfolio Investments................    B-2
Insured Funds: Municipal Bond
  Insurance..........................    B-2
Investment Restrictions..............    B-4
Risk Factors.........................    B-5
Management of the Fund...............    B-7
Certain Trading Strategies of the
  Funds..............................    B-9
Description of MuniPreferred.........    B-9
The Auction..........................   B-18
Tax Matters..........................   B-25
Common Stock.........................   B-26
Control of the Fund..................   B-26
Repurchase of Shares or Conversion to
  an Open-End Fund...................   B-26
Net Asset Value......................   B-27
Other Service Providers..............   B-27
Available Information................   B-27
Table of Contents of the Statement of
  Additional Information.............   B-28
Taxable Equivalent Yield Table.......  B-A-1

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                                  $58,000,000

                             NUVEEN INSURED QUALITY
                              MUNICIPAL FUND, INC.

                               MUNICIPAL AUCTION
                                RATE CUMULATIVE
                                PREFERRED STOCK

                                MUNIPREFERRED(R)

                             2,320 SHARES SERIES TH
                                  ------------

                                   PROSPECTUS

                                            , 1999
                                  ------------
                              SALOMON SMITH BARNEY
                           A.G. EDWARDS & SONS, INC.
                                 BT ALEX. BROWN
                              GOLDMAN, SACHS & CO.
                         JOHN NUVEEN & CO. INCORPORATED
                             LEGG MASON WOOD WALKER
                                  INCORPORATED

                            PAINEWEBBER INCORPORATED
                             PRUDENTIAL SECURITIES
                        RAYMOND JAMES & ASSOCIATES, INC.

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The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                      STATEMENT OF ADDITIONAL INFORMATION
                               DATED APRIL 29, 1999
                        NUVEEN INSURED QUALITY MUNICIPAL
                                   FUND, INC.

         This Statement of Additional Information relating to this offering does not constitute a prospectus, but should be read in conjunction with the Prospectus relating thereto dated April ____ , 1999 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing shares of MuniPreferred in this offering, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling (800) 257-8787. Capitalized terms used but not defined in this Statement of Additional Information have the meanings assigned to them in the Prospectus.

                                TABLE OF CONTENTS

                                                     PAGE

Investment Objectives and Policies ...............   S-1
Certain Trading Strategies of the Fund ...........   S-7
Management of the Fund ...........................   S-10
Portfolio Transactions ...........................   S-18
Net Asset Value ..................................   S-20
Additional Information Concerning the Auctions for
MuniPreferred ....................................   S-20
Tax Matters ......................................   S-22
Certain Owners of Record .........................   S-28
Experts ..........................................   S-28
Financial Statements .............................   S-29
Report of Independent Auditors ...................   S-41
Ratings of Investments ...........................   A-1
Statement of Preferences .........................   B-1
Description of Insurers ..........................   C-1


                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVE

         The Fund's primary investment objective is current income exempt from regular Federal income tax. The Fund's secondary investment objective is to enhance portfolio value relative to the municipal bond market through investments in tax-exempt municipal bonds which, in Nuveen Advisory's opinion, are underrated or undervalued or that represent municipal market sectors that are undervalued. The Fund seeks to achieve its investment objectives by investing all of its assets in a diversified portfolio of tax-exempt municipal bonds that are either covered by insurance guaranteeing the timely payment of principal and interest thereon, or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. Municipal bonds backed by an escrow or trust account will not constitute more than 20% of the Fund's assets.

PORTFOLIO INVESTMENTS

     Except to the extent that the Fund buys temporary investments as described below, the Fund will, as a fundamental policy, invest substantially all of its assets in tax-exempt municipal bonds that are either covered by insurance guaranteeing the timely payment of principal and interest on the bonds, or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. Uninsured municipal bonds backed by an escrow or trust account will not constitute more than 20% of the Fund's assets. These policies and the Fund's investment objectives are fundamental policies, which cannot be changed without the approval of the holders of a majority of the outstanding shares of common shares and MuniPreferred shares, voting together, and of the holders of a majority of the outstanding MuniPreferred shares, voting separately. For this purpose, a "majority of the outstanding shares" means the vote of (1)
67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (2) more than 50% of the shares, whichever is less.

     Each insured municipal bond that the Fund holds will either be (1) covered by an insurance policy applicable to a specific security, whether obtained by the issuer of the security or a third party at the time of original issuance, or by the Fund or a third party after the original issuance, or (2) covered by portfolio insurance through a master municipal insurance policy the Fund has purchased. The Fund has bought, and will only buy, portfolio insurance from insurers whose claims-paying ability Moody's rates "Aaa" or Standard & Poor's rates "AAA."

     The Fund also may invest in municipal bonds that are backed by an escrow or trust account containing securities issued or guaranteed by the U.S. Government or U.S. Government agencies and backed by the full faith and credit of the United States, in an amount that is sufficient to ensure the payment of interest and principal. These bonds generally will not be insured. The Fund may buy municipal bonds that have been (1) advance refunded, where the proceeds of the refunding have been used to buy U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest and principal payments are sufficient to cover the remaining scheduled debt service on that municipal bond; or (2) issued under state or local housing finance programs that use the issuance proceeds to fund mortgages that are then exchanged for U.S. Government or U.S. Government agency securities and deposited with a trustee as security for those municipal bonds. Both types of municipal bonds are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency securities.

     The Fund buys municipal bonds with different maturities and intends to maintain an average portfolio maturity of 15 to 30 years, although this may be shortened depending on market conditions. As a result, the Fund's portfolio may include long-term and intermediate-term municipal bonds. If the long-term municipal bond market is unstable, the Fund may temporarily invest up to 100% of its assets in temporary investments. Temporary investments are high quality, generally uninsured, short-term municipal bonds that may either be tax-exempt or taxable. The Fund will buy taxable temporary investments only if suitable tax-exempt temporary investments are not available at reasonable prices and yields. The Fund will invest only in taxable temporary securities that are U.S. Government securities or corporate debt securities rated within the highest grade by Moody's or Standard & Poor's, and that mature within one year from the date of issuance. The Fund's policies on securities ratings only apply when the Fund buys a security, and the Fund is not required to sell securities that have been downgraded. See Appendix A for a description of securities ratings. The Fund also may invest in taxable temporary investments that are certificates of deposit from U.S. banks with assets of at least $1 billion, or repurchase agreements. The Fund is required to allocate taxable income on temporary investments, if any, proportionately between common shares and MuniPreferred shares, based on the percentage of total dividends distributed to each class for that year.

     The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of Federal tax law, and a substantial portion of the income produced by the Fund may be includable in alternative minimum taxable income. MuniPreferred shares therefore would not ordinarily be a suitable investment for investors who are subject to the Federal alternative minimum tax. The suitability of an investment in MuniPreferred shares will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor's tax position. Special considerations apply to corporate investors. In addition, the dividends paid on MuniPreferred shares during specified Rate Periods will include an allocated portion of any net capital gains or other income taxable for Federal income tax purposes the Fund realizes. See "Tax Matters."

MUNICIPAL BONDS

     Included within the general category of municipal bonds described in the Prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although Municipal Lease Obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. The Fund seeks to minimize these risks by only investing in those "non-appropriation" Municipal Lease Obligations where (a) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (b) the lease payments will commence amortization of principal at an early date that results in an average life of seven years or less for the Municipal Lease Obligation, (c) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (d) the lease obligor has maintained good market acceptability in the past, (e) the investment is of a size that will be attractive to institutional investors and (f) the underlying leased equipment has elements of portability or use, or both, that enhance its marketability in the event foreclosure on the underlying equipment were ever required.

     Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indexes, such as a bank prime rate or a tax-exempt money market index. As used in the Prospectus and in this Statement of Additional Information, the term municipal bonds also includes obligations, such as tax-exempt notes, municipal commercial paper and Municipal Lease Obligations, having relatively short-term maturities, although the Fund emphasizes investments in municipal bonds with long-term maturities.

     Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978, as amended. In addition, Congress, state legislatures or referenda may in the future enact laws affecting the obligations of these issuers by extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

Additional information on Municipal Bond Insurance

     Original Issue Insurance. If interest or principal on a municipal bond is due, but the issuer fails to pay it, the insurer will make payments in the amount due to its fiscal agent no later than one business day after the insurer has been notified of the issuer's nonpayment. The fiscal agent will pay the amount due to the Fund after the fiscal agent receives evidence of the Fund's right to receive payment of principal and/or interest, and evidence that all of the rights of payment due shall thereupon vest in the insurer. When the insurer pays the Fund the payment due from the issuer, the insurer will succeed to the Fund's rights to that payment.

     Portfolio Insurance. Each portfolio insurance policy will be noncancellable and will remain in effect so long as the Fund is in existence, the Fund continues to own the municipal bonds covered by the policy, and the Fund pays the premiums for the policy. Each insurer generally will reserve the right at any time upon 90 days' written notice to the Fund to refuse to insure any additional bonds the Fund buys after the effective date of the notice. The Fund's Board of Directors will generally reserve the right to terminate each policy upon seven days' written notice to an insurer if it determines that the cost of the policy is not reasonable in relation to the value of the insurance to the Fund.

INVESTMENT RESTRICTIONS

     Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding shares of common stock and preferred stock of the Fund, including MuniPreferred, voting together as a single class, and of the holders of a majority of the outstanding shares of preferred stock of the Fund, including MuniPreferred, voting as a separate class:

(1) Issue senior securities, as defined in the 1940 Act, other than preferred stock, except to the extent such issuance might be involved with respect to borrowings described under subparagraph (3) below or with respect to transactions involving futures contracts or the writing of options within the limits described under "Certain Trading Strategies of the Fund -- Financial Futures and Options Transactions" below;

(2) Make short sales of securities or purchase any securities on margin (except for such short-term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except to the extent that the purchase of a standby commitment may be considered the purchase of a put, and except for transactions involving options within the limits described under "Certain Trading Strategies of the Fund -- Financial Futures and Options Transactions" below;

(3) Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of its total assets including the amount borrowed; while any such borrowings exceed 5% of its total assets, no additional purchases of investment securities will be made;

(4) Underwrite any issue of securities, except to the extent that the purchase of Municipal Obligations in accordance with its investment objective, policies and limitations may be deemed to be an underwriting;

(5) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to Municipal Obligations other than those Municipal Obligations backed only by the assets and revenues of non-governmental users, nor shall it apply to Municipal Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(6) Purchase or sell real estate, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein;

(7) Purchase or sell commodities or commodities contracts, except for transactions involving futures contracts within the limits described under "Certain Trading Strategies of the Fund -- Financial Futures and Options Transactions" below;

(8) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations;

(9) Invest in securities other than Municipal Obligations and temporary investments as described under "Investment Objectives and Policies -- Portfolio Investments" above; and purchase financial futures and options except within the limits described in "Certain Trading Strategies of the Fund -- Financial Futures and Options Transactions."

(10) Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the U.S. Government, its agencies and instrumentalities or to the investment of 25% of its total assets;

(11) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (3) above, it may pledge securities having a market value at the time of pledge not exceeding 20% of the value of its total assets;

(12) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days; and

(13) Purchase or retain the securities of any issuer other than its own securities if, to its knowledge, those of its directors, or those officers and directors of the Nuveen Advisory Corp. who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

For the purpose of applying the limitation set forth in subparagraph (10) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity, (other than a bond insurer) it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, the guarantee or letter of credit would be considered a separate security and would be treated as an issue of that government or other entity. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the issuer; instead, the issuer of the municipal bond will be determined in accordance with the principles set out above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in municipal bonds insured by any given insurer.

     In addition to the limitations set forth above, the Fund will not, as a matter of operating policy, (1) invest for the purpose of exercising control or management, (2) borrow in excess of 5% of its total assets if and so long as its preferred shares are outstanding. These policies are not fundamental and the Board may change them without shareholder approval.

     The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

     The Fund has no intention to file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

                     CERTAIN TRADING STRATEGIES OF THE FUND

PORTFOLIO TRADING AND TURNOVER RATE

     Portfolio trading may be undertaken to accomplish the investment objective of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage to a limited extent in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but the Fund will not engage in trading solely to recognize a gain.

     Subject to the foregoing, the Fund will attempt to achieve its investment objective by prudent selection of Municipal Obligations with a view to holding them for investment. The Fund anticipates that its annual portfolio turnover rate generally will not exceed 100%, although there can be no assurance of this. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the Fund's annual portfolio turnover rate may exceed 100% in particular years.

WHEN-ISSUED AND DELAYED DELIVERY

     The Fund may purchase and sell Municipal Obligations on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 30-45 days). On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, it is required under rules promulgated by the Securities and Exchange Commission ("SEC") to maintain in a segregated account cash or liquid assets, equal in value to the purchase price due on the settlement date. Income these assets generate in a segregated account, which provides taxable income for Federal income tax purposes, is includable in the taxable income of the Fund. The Fund currently intends to allocate net capital gains and other income taxable for Federal income tax purposes, if any, proportionately between its common stock and its MuniPreferred shares, and dividends paid on its MuniPreferred shares during specified periods will include an allocated portion of any such net capital gains and other taxable income. See "Tax Matters." The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation. No interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost.

FINANCIAL FUTURES AND OPTIONS TRANSACTIONS

     The Fund may attempt to hedge all or a portion of its investment portfolio against market risk by engaging in transactions in financial futures contracts, options on financial futures or options that either are based on an index of long-term Municipal Obligations (i.e., those with remaining maturities averaging 20-30 years) or relate to debt securities whose prices Nuveen Advisory anticipates to correlate with the prices of the Municipal Obligations the Fund owns. The Fund has no present intention to engage in such hedging transactions and in no event does it expect that any material portion of its assets would be so committed. To accomplish such hedging, the Fund may take an investment position in a futures contract or in an option which is expected to move in the opposite direction from the position being hedged. Hedging may be utilized to reduce the risk that the value of securities the Fund owns may decline on account of an increase in interest rates and to hedge against increases in the cost of the securities the Fund intends to purchase as a result of a decline in interest rates. The use of futures and options for hedging purposes can be expected to result in taxable income or gain. The Fund currently intends to allocate any taxable income or gain proportionately between its common stock and its MuniPreferred shares. See "Tax Matters."

     The sale of financial futures or the purchase of put options on financial futures or on debt securities or indexes is a means of hedging against the risk of rising interest rates, whereas the purchase of financial futures or of call options on financial futures or on debt securities or indexes is a means of hedging the Fund's portfolio against an increase in the price of securities such Fund intends to purchase. Writing a call option on a futures contract or on debt securities or indexes may serve as a hedge against a modest decline in prices of Municipal Obligations held in the Fund's portfolio, and writing a put option on a futures contract or on debt securities or indexes may serve as a partial hedge against an increase in the value of Municipal Obligations the Fund intends to acquire. The writing of these options provides a hedge to the extent of the premium received in the writing transaction.

         Although certain risks are involved in futures and options transactions (as discussed under "Risks of Futures and Options Transactions" below), because the Fund will engage in these transactions only for hedging purposes, these futures and options portfolio strategies should not subject the Fund to those risks frequently associated with speculation in futures or options transactions. Regulations of the Commodity Futures Trading Commission (the "CFTC") require that the Fund engage in transactions in futures and options on futures only for bona fide hedging purposes or if the aggregate initial margin deposits and premiums the Fund pays do not exceed 5% of the market value of its assets. The Fund will not purchase futures unless it has segregated cash, government securities or high grade liquid debt equal to the contract price of the futures less any margin on deposit, or unless the purchase of a put option covers the long futures position. The Fund will not sell futures unless the Fund owns the instruments underlying the futures or owns options on such instruments or owns a portfolio whose market price may be expected to move in tandem with the market price of the instruments or index underlying the futures. If the Fund engages in transactions involving the purchase or writing of put and call options on debt securities or indexes, the Fund will not purchase these options if more than 5% of its assets would be invested in the premiums for these options, and it will only write "covered" or "secured" options, where the Fund holds the securities or cash required to be delivered upon exercise, with such cash being maintained in a segregated account. These requirements and limitations may limit the Fund's ability to engage in hedging transactions. So long as Moody's or S&P, or both, are rating the Fund's MuniPreferred shares, the Fund will only engage in futures or options transactions in accordance with the then-current guidelines of such rating agencies, and only after it has received written confirmation from Moody's and S&P, as appropriate, that these transactions would not impair the ratings then assigned by Moody's and S&P to such shares.

     DESCRIPTION OF FINANCIAL FUTURES AND OPTIONS. A futures contract is a contract between a seller and a buyer for the sale and purchase of specified property at a specified future date for a specified price. An option is a contract that gives the holder of the option the right, but not the obligation, to buy (in the case of a call option) specified property from, or to sell (in the case of a put option) specified property to, the writer of the option for a specified price during a specified period prior to the option's expiration. Financial futures contracts and options cover specified debt securities (such as U.S. Treasury securities) or indexes designed to correlate with price movements in certain categories of debt securities. At least one exchange trades futures contracts on an index designed to correlate with the long-term municipal bond market. Financial futures contracts and options on financial futures contracts are traded on exchanges regulated by the CFTC. Options on certain financial instruments and financial indexes are traded on securities markets regulated by the SEC. Although futures contracts and options on specified financial instruments call for settlement by delivery of the financial instruments covered by the contracts, in most cases positions in these contracts are closed out in cash by entering into offsetting liquidating or closing transactions. Index futures and options are designed for cash settlement only.

     RISKS OF FUTURES AND OPTIONS TRANSACTIONS. There are certain risks associated with the use of financial futures and options to hedge investment portfolios. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged. Losses may be incurred in hedging transactions, which could reduce the portfolio gains that might have been realized if the hedging transactions had not been entered into. The ability to close out positions in futures and options depends upon the existence of a liquid secondary market, which may not exist for all futures and options at all times. If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the CFTC. If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of Municipal Obligations, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the Municipal Obligations that were the subject of the anticipatory hedge. The cost of put options on debt securities or indexes effectively increases the cost of the securities subject to them, thereby reducing the yield otherwise available from these securities. If the Fund decides to use futures contracts or options on futures contracts for hedging purposes, the Fund will be required to establish an account for such purposes with one or more CFTC-registered futures commission merchants. A futures commission merchant could establish initial and maintenance margin requirements for the Fund that are greater than those which would otherwise apply to the Fund under applicable rules of the exchanges and the CFTC.

     REPURCHASE AGREEMENTS. The Fund may buy repurchase agreements as temporary investments. A repurchase agreement is a contract in which the seller of securities (U.S. government securities or municipal bonds) agrees to repurchase the same securities from the buyer at a specified price on a future date. The repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans whose collateral is the underlying security that is the subject of the repurchase agreement. Income from repurchase agreements is taxable and required to be allocated between common shares and MuniPreferred shares. See "Tax Matters" and "The Auction - Auction Dates; Advance Notice of Allocation of Taxable Income" in the Prospectus. The Fund will enter into repurchase agreements only with registered securities dealers or domestic banks that, in Nuveen Advisory's opinion, present minimal credit risks. The risk to the Fund is limited to the ability of the other party to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time of the transaction always equals or exceeds the repurchase price, if the value of the collateral declines there is a risk of loss of principal and interest. If the other party defaults, the collateral may be sold, but the Fund may lose money if the value of the collateral declines and may have to pay the costs of the sale or experience delays in selling the collateral. If the seller files for bankruptcy, the Fund may not be able to sell the collateral quickly or at all. Nuveen Advisory will monitor the value of the collateral at the time the Fund enters into a repurchase agreement and during the term of the repurchase agreement to determine that at all times that value of the collateral equals or exceeds the repurchase price. If the value of the collateral is less than the repurchase price, Nuveen Advisory will demand additional collateral from the other party to increase the value of the collateral to at least the redemption price plus interest.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS


         The Board of Directors is responsible for the management of the Fund, including general supervision of the duties Nuveen Advisory performs under the Investment Management Agreement. There are seven directors of the Fund, one of whom is an "interested person" (as defined in the 1940 Act) and six of whom are "disinterested persons." The names and business addresses of the directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth below, with those directors who are "interested persons" of the Fund indicated by an asterisk.


  NAME, AGE                                  POSITIONS AND OFFICES                    PRINCIPAL OCCUPATIONS
 AND ADDRESS                                     WITH FUND                            DURING PAST FIVE YEARS
---------------------------------------- ------------------------------------- -------------------------------------
Timothy R. Schwertfeger,* 50             Chairman of the Board and Director    Chairman (since July 1996) and
333 West Wacker Drive                                                          Director of The John Nuveen
Chicago, IL 60606                                                              Company, John  Nuveen & Co.
                                                                               Incorporated, Nuveen Advisory Corp.
                                                                               and Nuveen Institutional Advisory
                                                                               Corp.; prior thereto, Executive
                                                                               Vice President; Chairman and
                                                                               Director (since January 1997) of
                                                                               Nuveen Asset Management, Inc.;
                                                                               Director (since 1996) of
                                                                               Institutional Capital Corporation;
                                                                               Chairman and Director of Rittenhouse
                                                                               Financial Services Inc. (since 1999).
---------------------------------------- ------------------------------------- -------------------------------------
Robert P. Bremner, 58                    Director                              Private investor and management
3725 Huntington Street, NW                                                     consultant.
 Washington, D.C. 20015
---------------------------------------- ------------------------------------- -------------------------------------
Lawrence H. Brown, 64                     Director                             Retired in August 1989 as Senior
201 Michigan Avenue                                                            Vice President of The Northern
Highwood, IL 60040                                                             Trust Company
---------------------------------------- ------------------------------------- -------------------------------------
Anne E. Impellizzeri, 65                  Director                             President and Chief Executive
3 West 29th Street                                                             Officer of Blanton-Peale Institute,
New York, NY 10001                                                             a training and counseling
                                                                               organization.
---------------------------------------- ------------------------------------- -------------------------------------


---------------------------------------- ------------------------------------- ----------------------------------------
Peter R. Sawers, 66                      Director                              Adjunct Professor of
22 The Landmark                                                                Business and Economics,
Northfield, IL 60093                                                           University of Dubuque,
                                                                               Iowa; Adjunct Professor,
                                                                               Lake Forest Graduate
                                                                               School of Management, Lake
                                                                               Forest, Illinois; prior
                                                                               thereto, Executive
                                                                               Director, Towers Perrin
                                                                               Australia (management
                                                                               consultant); Chartered
                                                                               Financial Analyst;
                                                                               Certified Management
                                                                               Consultant.
---------------------------------------- ------------------------------------- ----------------------------------------
William J. Schneider, 54                  Director                             Senior Partner and Chief Operating
4000 Miller-Valentine Ct.                                                      Officer, Miller-Valentine Partners;
P.O. Box 744                                                                   Vice President, Miller-Valentine Group,
Dayton, OH 45401                                                               a development and contract company;
                                                                               Member Community Advisory Board,
                                                                               National City Bank, Dayton, Ohio.
---------------------------------------- ------------------------------------- ----------------------------------------
Judith M. Stockdale, 50                  Director                              Executive Director (since
35 East Wacker Drive                                                           1994) of the Gaylord and
Chicago, IL 60601                                                              Dorothy Donnelley
                                                                               Foundation, a private
                                                                               family foundation; prior
                                                                               thereto, Executive
                                                                               Director (from 1990 to
                                                                               1994) of the Great Lakes
                                                                               Protection Fund.
---------------------------------------- ------------------------------------- ----------------------------------------
Alan G. Berkshire, 38                    Vice President and Assistant          Vice President and General Counsel
333 W. Wacker Drive                      Secretary                             (since September 1997) and
Chicago, IL 60606                                                              Secretary (since May 1998) of the
                                                                               John Nuveen Company, John Nuveen &
                                                                               Co. Incorporated, Nuveen Advisory
                                                                               Corp. and Nuveen Corp., prior
                                                                               thereto, Partner in the law firm of
                                                                               Kirkland & Ellis.
---------------------------------------- ------------------------------------- -------------------------------------


---------------------------------------- ------------------------------------- -------------------------------------
Peter H. D'Arrigo, 31                    Vice President and Treasurer          Vice President of John Nuveen & Co.
333 West Wacker Drive                                                          Incorporated (since January 1999),
Chicago, IL 60606                                                              prior thereto, Assistant Vice
                                                                               President (since January 1997);
                                                                               formerly, Associate of John Nuveen
                                                                               & Co. Incorporated; Chartered
                                                                               Financial Analyst
---------------------------------------- ------------------------------------- -------------------------------------
Michael S. Davern, 41                    Vice President                        Vice President of  Nuveen Advisory
333 W. Wacker Drive                                                            Corp.; prior thereto, Vice
Chicago, IL 60606                                                              President and Portfolio Manager of
                                                                               Flagship Financial.
---------------------------------------- ------------------------------------- -------------------------------------
Lorna C. Ferguson, 53                    Vice President                        Vice President of John Nuveen & Co.
333 W. Wacker Drive                                                            (since January 1998) of Nuveen
Chicago, IL 60606                                                              Advisory Corp. and Nuveen
                                                                               Institutional Advisory Corp.
---------------------------------------- ------------------------------------- -------------------------------------
William M. Fitzgerald, 35                Vice President                        Vice President of Nuveen Advisory
333 W. Wacker Drive                                                            Corp (since December 1995); prior
Chicago, IL 60606                                                              thereto, Assistant Vice President
                                                                               of Nuveen Advisory Corp. (from
                                                                               September 1992 to December 1995);
                                                                               Chartered Financial Analyst.
---------------------------------------- ------------------------------------- -------------------------------------
Stephen D. Foy, 44                       Vice President and Controller         Vice President of John Nuveen & Co.
333 W. Wacker Drive                                                            Incorporated.
Chicago, IL 60606
---------------------------------------- ------------------------------------- -------------------------------------
J. Thomas Futrell, 43                    Vice President                        Vice President of Nuveen Advisory
333 W. Wacker Drive                                                            Corp.; Chartered Financial Analyst.
Chicago, IL 60606
---------------------------------------- ------------------------------------- -------------------------------------


---------------------------------------- ------------------------------------- -------------------------------------
Richard A. Huber, 36                     Vice President                        Vice President of Nuveen
333 W. Wacker Drive                                                            Institutional Advisory Corp. (since
Chicago, IL 60606                                                              March 1998) and Nuveen Advisory
                                                                               Corp. (since January 1997); prior
                                                                               thereto, Vice and Portfolio Manager
                                                                               of Flagship Financial.
---------------------------------------- ------------------------------------- -------------------------------------
Steven J. Krupa, 41                      Vice President                        Vice President of Nuveen Advisory
333 West Wacker Drive                                                          Corp.
Chicago, IL 60606
---------------------------------------- ------------------------------------- -------------------------------------
Larry W. Martin, 47                      Vice President and Assistant          Vice President, Assistant Secretary
333 West Wacker Drive                    Secretary                             and Assistant General Counsel of
Chicago, IL 60606                                                              John Nuveen & Co. Incorporated;
                                                                               Vice President and Assistant
                                                                               Secretary of Nuveen Advisory Corp.
                                                                               and Nuveen Institutional Advisory
                                                                               Corp.; Assistant Secretary of The
                                                                               John Nuveen Company.

---------------------------------------- ------------------------------------- -------------------------------------
Edward F. Neild, IV, 33                  Vice President                        Vice President of Nuveen Advisory
333 West Wacker Drive                                                          Corp. and Nuveen Institutional
Chicago, IL 60606                                                              Advisory Corp. (since September
                                                                               1996); prior thereto, Assistant
                                                                               Vice President of Nuveen Advisory
                                                                               Corp. (from December 1993 to
                                                                               September 1996) and Nuveen
                                                                               Institutional Advisory Corp. (from
                                                                               May 1995 to September 1996;
                                                                               Chartered Financial Analyst.
---------------------------------------- ------------------------------------- -------------------------------------



---------------------------------------- ------------------------------------- -------------------------------------
Stephen S. Peterson, 41                  Vice President                        Vice President (since September
333 W. Wacker Drive                                                            1997); previously  Assistant Vice
Chicago, IL 60606                                                              President of  Nuveen Advisory Corp.
                                                                               (since September 1996), Portfolio
                                                                               Manager prior thereto; Chartered
                                                                               Financial Analyst.
---------------------------------------- ------------------------------------- -------------------------------------
Stuart W. Rogers, 42                     Vice President                        Vice President of John Nuveen & Co.
333 W. Wacker Drive                                                            Incorporated.
Chicago, IL 60606
---------------------------------------- ------------------------------------- -------------------------------------
Thomas C. Spalding, Jr., 47              Vice President                        Vice President of Nuveen Advisory
333 W. Wacker Drive                                                            Corp. and Nuveen Institutional
Chicago, IL 60606                                                              Advisory Corp.,    Chartered
                                                                               Financial Analyst.
---------------------------------------- ------------------------------------- -------------------------------------
William S. Swanson, 33                   Vice President                        Vice President of John Nuveen & Co.
333 West Wacker Drive                                                          Incorporated (since October 1997),
Chicago, IL 60606                                                              prior thereto, Assistant Vice
                                                                               President (since September 1996);
                                                                               formerly, Associate of John Nuveen
                                                                               & Co. Incorporated; Chartered
                                                                               Financial Analyst.
---------------------------------------- ------------------------------------- -------------------------------------
Gifford R. Zimmerman, 42                 Vice President and Secretary          Vice President, Assistant Secretary
333 West Wacker Drive                                                          and Associate General Counsel of
Chicago, IL 60606                                                              John Nuveen & Co. Incorporated;
                                                                               Vice President  and Assistant
                                                                               Secretary of Nuveen Advisory Corp.
                                                                               and Nuveen Institutional Advisory
                                                                               Corp., Chartered Financial Analyst.
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

         At the next annual meeting of the Fund's shareholders, the holders of MuniPreferred, voting as a separate class, will elect two directors, and holders of outstanding Common Stock and MuniPreferred, voting together as a single class, will elect five directors. See "Description of MuniPreferred -- Voting Rights" in the Prospectus.

         The Fund has adopted a Directors' Deferred Compensation Plan pursuant to which a director of the Fund may elect to have all or a portion of the director's fee deferred. Directors may defer fees for any calendar quarter by the execution of a Participation Agreement before the beginning of the calendar quarter during which the director wishes to begin deferral.

         Peter Sawers and Timothy R. Schwertfeger serve as members of the Executive Committee of the Board of Directors. The Executive Committee, which meets between regular meetings of the Board of Directors, is authorized to exercise all of the powers of the Board of Directors. Mr. Schwertfeger is a director or trustee, as the case of may be, of 100 Nuveen open-end and closed-end funds advised by Nuveen Advisory and Nuveen Institutional Advisory Corp. The directors of the Fund are directors or trustees, as the case may be, of 42 open-end funds and 52 Nuveen closed-end funds advised by Nuveen Advisory.

         The table below shows, for each director who is not affiliated with Nuveen or Nuveen Advisory, the aggregate compensation the Fund paid for its fiscal year ended October 31, 1998 and the total compensation that Nuveen funds paid to each director during the calendar year 1998. The Fund has no retirement or pension plans. The officers and directors affiliated with Nuveen serve without compensation from the Fund.


                                                         TOTAL
                                                      COMPENSATION
                                  AGGREGATE           FROM NUVEEN FUNDS
                                  COMPENSATION        PAID TO
NAME OF DIRECTOR                  FROM THE FUND       DIRECTORS(1)
----------------                  -------------       -------------
Robert P. Bremner ............    $       1,095       $      71,500
Lawrence H. Brown ............            1,197              79,000
Anne E. Impellizzeri .........            1,095              71,500
Peter R. Sawers ..............            1,095              72,000
William J. Schneider .........            1,095              71,500
Judith M. Stockdale ..........            1,095              72,000

----------
(1) Includes compensation for service on the boards of 37 Nuveen open-end funds and 52 Nuveen closed-end funds managed by Nuveen Advisory ("NAC Funds").

          At March 31, 1999, the Fund's officers and directors as a group owned less than 1% of the outstanding shares of Common Stock and no shares of MuniPreferred.

INVESTMENT ADVISER

Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, acts as the investment adviser for, and manages the investment and reinvestment of the assets of, the Fund. Nuveen Advisory also administers the Fund's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as directors or officers of the Fund if elected to such positions.

     Under the Management Agreement the Fund has agreed to pay an annual management fee as follows:

                             MANAGEMENT FEE SCHEDULE

                  AVERAGE DAILY NET ASSETS           RATE
                   ------------------------          -----

Up to $125 million..........................................  .6500%
$125 to $250 million........................................  .6375
$250 to $500 million........................................  .6250
$500 million to $1 billion..................................  .6125
$1 billion to $2 billion....................................  .6000
$2 billion and over.........................................  .5875

         The Fund paid aggregate management fees of $8,045,628, $7,947,123 and $7,859,410 for the fiscal years ended October 31, 1998, 1997 and 1996, for an effective management fee rate of .62%, .62% and .62%, respectively.

         Nuveen Advisory was organized in 1976 and is a wholly-owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is the co-managing underwriter of the Fund's shares. Founded in 1898, Nuveen currently sponsors 100 investment company portfolios (including the Fund). Nuveen and its affiliates have over $60 billion of net assets under management or surveillance. Nuveen is a subsidiary of The John Nuveen Company which, in turn, is a majority-owned subsidiary of The St. Paul Companies, Inc., a management company of St. Paul, Minnesota, principally engaged in providing property-liability insurance through subsidiaries.

         The names, addresses and principal occupations of the principal executive officers and the directors of Nuveen Advisory are as follows:

         NAME AND ADDRESS                     PRINCIPAL OCCUPATIONS
         ----------------                     ---------------------
Timothy R. Schwertfeger...................Chairman of the Board and Director (Principal Executive
333 West Wacker Drive                     Officer), John Nuveen & Co. Incorporated

Chicago, Illinois 60606

John P. Amboian...........................Executive Vice President, John Nuveen & Co.
333 West Wacker Drive                     Incorporated
Chicago, Illinois 60606

                             PORTFOLIO TRANSACTIONS

         Nuveen Advisory, in effecting purchases and sales of portfolio securities for the account of the Fund, places orders in such manner as, in the opinion of its management, offers the best price and market for the execution of each transaction. Portfolio securities are normally purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities are not purchased from Nuveen or its affiliates except in compliance with the 1940 Act.

         Generally, all portfolio transactions are effected on a principal (as opposed to an agency) basis and, accordingly, the Fund has not paid and does not expect to pay any brokerage commissions. Purchases from underwriters include a commission or concession the issuer pays to the underwriter, and purchases from dealers include the spread between the bid and asked price. Given the best price and execution obtainable, it is the practice of the Fund to select dealers which, in addition, furnish research information (primarily credit analyses of issuers) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information, statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not believed to reduce significantly Nuveen Advisory's expenses. Any research benefits obtained are available to all of Nuveen Advisory's other clients. While Nuveen Advisory is primarily responsible for the placement of the business of the Fund, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and are at all times subject to Board review.

         Nuveen Advisory reserves the right to, and does, manage other investment accounts and investment companies for other clients which may have investment objectives similar or identical to those of the Fund. Subject to applicable laws and regulations, Nuveen Advisory will attempt to allocate equitably portfolio transactions among the Fund and the portfolios of its other clients purchasing or selling securities whenever Nuveen Advisory decides to purchase or sell securities for the Fund and one or more other clients simultaneously. In making these allocations, the main factors to be considered will be the respective investment objectives of the Fund and such other clients, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other clients, the size of investment commitments the Fund and other clients generally hold, and opinions of the persons responsible for recommending investments to the Fund and such other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions. Notwithstanding the similarity of the investment objective of the Fund with that of other funds Nuveen Advisory manages, the Fund will be separately managed and the composition of its investment portfolio is likely to differ. Accordingly, the investment performance of the Fund will likely not be the same as other funds.

         Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of an issue of Municipal Obligations the Fund may purchase and the amount of Municipal Obligations the Fund may purchase in any one issue. In addition, the Board must approve at least quarterly purchases of securities made pursuant to the terms of the Rule, including a majority of the directors who are not interested persons of the Fund.

         For the fiscal years ended October 31, 1998, October 31, 1997 and October 31, 1996, the Fund did not pay any brokerage commissions.

                                 NET ASSET VALUE

         In determining the net asset value of the Fund, the Fund's custodian uses the valuations of portfolio securities a pricing service approved by the Board furnishes. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which will constitute a majority of the securities the Fund holds) are valued at fair value as the pricing service determines using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations. The officers of the Fund, under the general supervision of the Board, review procedures of the pricing service and its valuations.

ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR MUNIPREFERRED

GENERAL

         Note: Capitalized terms used in the following section have the meaning assigned to them in the Statement of Preferences, which is included as Appendix B to this Statement of Additional Information.

         AUCTION AGENCY AGREEMENT. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, Bankers Trust Company) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of each series of MuniPreferred so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

         BROKER-DEALER AGREEMENTS. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers the Fund selected, which provide for the participation of those Broker-Dealers in Auctions for MuniPreferred shares. See "Broker-Dealers" below.

         SECURITIES DEPOSITORY. The Depository Trust Company ("DTC") will act as the Securities Depository for the Agent Members for shares of each series of MuniPreferred. One certificate for all of the shares of each series of MuniPreferred will be registered in the name of Cede, as nominee of the Securities Depository. The certificate will bear a legend to the effect that the certificate is issued subject to the provisions restricting transfers of MuniPreferred shares contained in the Statement. The Fund will also issue stop-transfer instructions to the transfer agent for shares of each series of MuniPreferred. Prior to the commencement of the right of holders of preferred shares to elect a majority of the Fund's directors, as described under "Description of MuniPreferred -- Voting Rights" in the Prospectus, Cede will be the holder of record of all shares of each series of MuniPreferred and owners of these shares will not be entitled to receive certificates representing their ownership interest in these shares.

         DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) each participant holds (the "Agent Member") in MuniPreferred shares, whether for its own account or as a nominee for another person.

THE AUCTION AGENT

         The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment it makes in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

         The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of MuniPreferred shares, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other person, if the Fund permits) with respect to transfers described under "Description of MuniPreferred -- The Auction -- Secondary Market Trading" in the Prospectus and notices from the Fund. TheAuction Agent is not required to accept any such notice for an Auction unless it receives the notice by 3:00 p.m., New York City time, on the Business Day preceding such Auction.

         The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that before the removal the Fund shall have entered into such an agreement with a successor Auction Agent.

                                   TAX MATTERS

         The following is based upon the advice of Morgan, Lewis & Bockius LLP, counsel to the Fund.

         The Fund intends to qualify under Subchapter M of the Code as a regulated investment company and satisfy conditions which enable dividends on Common Stock or MuniPreferred shares which are attributable to interest on Municipal Obligations to be exempt from Federal income tax in the hands of owners of such stock, subject to the possible application of the alternative minimum tax.

         To qualify under Subchapter M for tax treatment as a regulated investment company, the Fund must, among other things: (a) distribute to its shareholders at least 90% of the sum of (i) net investment income (i.e., its investment company taxable income as that term is defined in the Code determined without regard to the deduction for dividends paid) and (ii) its net tax-exempt income; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Fund's total assets, and to not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies, or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses). In meeting these requirements of Subchapter M of the Code, the Fund may be restricted in the utilization of certain of the investment techniques described under "Investment Objective and Policies -- Investment Restrictions" above. If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular Federal corporate income tax upon its taxable income for that year, and distributions to its shareholders would be taxable to such holders as ordinary income to the extent of the earnings and profits of the Fund. A regulated investment company that fails to distribute, by the close of each calendar year, an amount equal to the sum of 98% of its ordinary taxable income for such year and 98% of its capital gain net income for the one year period ending October 31 in such year, plus any shortfalls from the prior year's required distribution, is liable for a 4% excise tax on the portion of the undistributed amount of such income that is less than the required amount for such distributions. To avoid the imposition of this excise tax, the Fund generally makes the required distributions of its ordinary taxable income, if any, and its capital gain net income, to the extent possible, by the close of each calendar year.

         The Fund intends to qualify to pay "exempt-interest" dividends on its shares of Common Stock and MuniPreferred shares as defined under the Code. Under the Code, at the close of each quarter of its taxable year, if at least 50% of the value of its total assets consists of Municipal Obligations, the Fund shall be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) the Fund pays that are attributable to interest on Municipal Obligations and that the Fund so designates. Exempt-interest dividends will be exempt from Federal income tax, subject to the possible application of the Federal alternative minimum tax. Insurance proceeds the Fund received under any insurance policies for scheduled interest payments on defaulted Municipal Obligations, as described herein, will be excludable from Federal gross income under Section 103(a) of the Code. Gains of the Fund that are attributable to market discount on certain Municipal Obligations acquired after April 30, 1993 are treated as ordinary income. Distributions to shareholders of net income received, if any, from taxable temporary investments and net short-term capital gains, if any, the Fund realizes will be taxable to its shareholders as ordinary income. Distributions of net capital gain (i.e., the excess of the Fund's net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned shares of Common Stock or MuniPreferred shares of the Fund. The amount of taxable income allocable to the Fund's MuniPreferred shares will depend upon the amount of this income the Fund realizes, but is not generally expected to be significant. Except for dividends paid on MuniPreferred shares which include an allocated portion of any net capital gain or other taxable income, the Fund anticipates that all other dividends paid on its MuniPreferred shares will constitute exempt-interest dividends for Federal income tax purposes. Because the taxable portion of the Fund's investment income consists primarily of interest, as long as the Fund qualifies as a regulated investment company under the Code, no part of its distributions to shareholders will qualify for the dividends-received deduction for corporations.

         The IRS currently requires that a regulated investment company that has two or more classes of shares must designate to each such class proportionate amounts of each type of its income for each tax year based upon the percentage of total dividends distributed to each class for such year.

The Fund intends each year to allocate, to the fullest extent practicable, net tax-exempt interest, net capital gain and other taxable income, if any, between its shares of Common Stock and MuniPreferred shares in proportion to the total dividends paid to each class for that year. To the extent permitted under applicable law, and consistent with the Fund's objectives, the Fund reserves the right to make special allocations of income within a class, as follows. The Fund shall, in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount of any net capital gain or other income taxable for Federal income tax purposes to be included in any dividend on shares of its MuniPreferred prior to the Auction establishing the Applicable Rate for such dividend. If, (a) in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Fund allocates any net
capital gain    or other income taxable for Federal income tax purposes to a dividend paid on shares of MuniPreferred without having given advance notice thereof to the Auction Agent as the Statement requires solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding shares of its MuniPreferred or the liquidation of the Fund or (b) in the case of any Special Rate Period of more than 28 Rate Period Days, the Fund allocates any net capital gain or other taxable income for Federal income tax purposes to its MuniPreferred shares without having given advance notice thereof as described above, the Fund will arrange to make certain payments to owners of its MuniPreferred shares to which such allocation was made to offset the Federal income tax effect thereof as described under "Description of MuniPreferred -- Dividends and Rate Periods -- Gross-up Payments" in the Prospectus.

         The Fund received an opinion of counsel, at the time the Fund first issued MuniPreferred shares, to the effect that the manner in which the Fund intends to allocate items of tax-exempt income, net capital gain and other taxable income, if any, between its shares of Common Stock and MuniPreferred shares will be respected for Federal income tax purposes. This opinion of counsel represents only counsel's best legal judgment, and is not binding on the IRS or the courts. Currently there is no guidance from the IRS or other sources specifically addressing whether the Fund's method for making such allocations will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with counsel's opinion. If the IRS were to disagree with the Fund's allocation, it either could assert the need to reallocate the Fund's net capital gain or other taxable income or it could disallow a portion of the Fund's dividends paid deduction. In the event of a reallocation, some of the dividends the Fund identified as tax-exempt to owners of its MuniPreferred shares may be recharacterized as additional capital gain or other taxable income. Under these circumstances, the Fund would not be required to make gross-up payments to such owners to offset the tax effect of such reallocation. In addition, a reallocation or a disallowance of part of the Fund's dividends paid deduction would likely cause the Fund to be liable for income tax on any reallocated taxable income and possibly an excise tax. Counsel has advised the Fund that, in its opinion, if the IRS were to challenge in court the Fund's allocations of income and gain, the IRS should not prevail.

         In order for any distributions to owners of the Fund's MuniPreferred shares to be eligible to be treated as exempt-interest dividends, such MuniPreferred shares must be treated as stock for Federal income tax purposes. The Fund received an opinion of counsel, at the time the Fund first issued MuniPreferred shares, to the effect that its MuniPreferred shares will constitute stock of the Fund for Federal income tax purposes and, therefore, distributions declared and paid at the Applicable Rate as dividends with respect to the Fund's MuniPreferred shares, to the extent paid out of current or accumulated earnings and profits of the Fund, will constitute dividends for Federal income tax purposes. The opinion of counsel is based, among other things, on (a) a revenue ruling the IRS published in 1990, which holds that preferred stock that has its dividend rate periodically set pursuant to an auction process substantially similar to the auction process to be established for the Fund's MuniPreferred shares is treated as stock for Federal income tax purposes and (b) the Fund's representation to counsel that there is no express or implied agreement between or among a Broker-Dealer or any other party and the Fund, Nuveen or any owner of the Fund's shares of MuniPreferred that the Broker-Dealer or other party will guarantee or otherwise arrange to ensure that an owner of such shares will be able to sell such shares. This opinion represents only counsel's best legal judgment and is not binding on the IRS or the courts.

         If at any time when the Fund's MuniPreferred shares are outstanding the Fund fails to meet the MuniPreferred Basic Maintenance Amount or the 1940 Act MuniPreferred Asset Coverage, the Fund will be required to suspend distributions to holders of its shares of Common Stock until such maintenance amount or asset coverage, as the case may be, is restored. See "Description of MuniPreferred -- Dividends and Rate Periods -- Restrictions on Dividends and Other Distributions" in the Prospectus. This may prevent the Fund from distributing at least 90% of its net investment income and net tax-exempt income, and may therefore jeopardize the Fund's qualification for taxation as a regulated investment company or cause the Fund to incur an income tax liability or a non-deductible 4% excise tax on the undistributed taxable income (including gain), or both. Upon failure to meet the MuniPreferred Basic Maintenance Amount or the 1940 Act MuniPreferred Asset Coverage, the Fund will be required to redeem its MuniPreferred shares in order to maintain or restore such maintenance amount or asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

         The Code provides that interest on indebtedness incurred or continued to purchase or carry the Fund's shares to which exempt-interest dividends are allocated is not deductible. Under rules the IRS uses for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

         The interest on private activity bonds in most instances is not Federally tax-exempt to a person who is a "substantial user" of a facility these bonds financed or a "related person" of a "substantial user." As a result, the Fund may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. In general, a "substantial user" of a facility includes a "non-exempt person who regularly uses a part of such facility in his trade or business." "Related persons" are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and their spouses and minor children), an S corporation and each of its shareholders (and their spouses and minor children) and various combinations of these relationships. The foregoing is not a complete statement of all of the provisions of the Code covering the definitions of "substantial user" and "related person."

         The Fund may, at its option, redeem its MuniPreferred shares in whole or in part, and is required to redeem its MuniPreferred shares to the extent required to maintain the MuniPreferred Basic Maintenance Amount and the 1940 Act MuniPreferred Asset Coverage. Gain or loss, if any, resulting from a redemption of the MuniPreferred shares will be taxed as gain or loss from the sale or exchange of the MuniPreferred shares under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of an owner's interest in the Fund, (c) is substantially disproportionate with respect to the owner, or (d) for non-corporate owners, is in partial liquidation of the Fund. For purposes of (a), (b) and (c) above, an owner's common share ownership of the Fund will be taken into account.

         Nonresident alien individuals and certain foreign corporations and other entities ("foreign investors") generally are subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate an applicable tax treaty provides) on distributions of taxable net investment income (which term includes net short-term capital gain). To the extent received by foreign investors, exempt-interest dividends, distributions of net capital gain and any gain from the sale or other disposition of the MuniPreferred shares generally are exempt from U.S. taxation. Different tax consequences may result if the owner is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for more than 182 days during a taxable year.

         Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year declared.

         The sale or other disposition of MuniPreferred shares of the Fund will normally result in capital gain or loss to shareholders. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, under current law, short-term capital gain and ordinary income will be taxed at a maximum rate of 39.6% while long-term capital gain of non-corporate taxpayers may be taxed at more favorable rates. However, because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses a shareholder realizes on the sale or exchange of shares of the Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of net capital gain received with respect to such shares.

         Non-corporate investors who dispose of capital assets held for more than twelve (12) months generally will pay tax upon disposition of those assets at a 10% rate if they are in the lowest tax bracket (for 1999, singles with taxable income of $42,350 or less and married couples filing jointly with taxable income of $43,050 or less), and at a 20% rate if they are in higher tax brackets. In addition, beginning in the year 2001, for certain capital assets held for more than five years, the 10% maximum capital gains rate will be lowered to 8%, and in 2006 the 20% maximum capital gains rate will be lowered to 18%.

         Federal tax law imposes an alternative minimum tax on both corporations and individuals. Interest on certain Municipal Obligations, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Fund receives income from Municipal Obligations subject to the Federal alternative minimum tax, a portion of the dividends it paid, although otherwise exempt from Federal income tax, will be taxable to its shareholders to the extent that their tax liability is determined under the alternative minimum tax. The Fund will annually supply a report indicating the percentage of the Fund's income attributable to Municipal Obligations subject to the Federal alternative minimum tax.

         In addition, for certain corporations, alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions the Fund makes that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

         Certain small corporations are not subject to the alternative minimum tax. A corporation qualifies for such exemption provided that (i) for the corporation's first taxable year beginning after December 31, 1996, its average annual gross receipts for the three prior taxable year period does not exceed $5,000,000 and (ii) the corporation's average annual gross receipts for each three prior taxable year period thereafter does not exceed $7,500,000.

         Tax-exempt income, including exempt-interest dividends the Fund pays, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to Federal income tax.

         The Fund is required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of the Fund's shares who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

         The Code provides that every shareholder required to file a tax return must include for information purposes on the return the amount of tax-exempt interest received during the taxable year, including any exempt-interest dividends received from the Fund.

         This is a general, abbreviated summary of the provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any change may be retroactive with respect to the Fund's transactions. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the alternative minimum tax. Shareholders are advised to consult their own tax advisers for more detailed information concerning Federal income tax matters.

                            CERTAIN OWNERS OF RECORD

     As of March 31, 1999, no person is known to the Fund to own of record or beneficially five percent or more of the outstanding shares of Common Stock or MuniPreferred.

                                     EXPERTS

         The Statement of Net Assets of the Fund as of October 31, 1998 appearing in this Prospectus has been audited by Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Ernst & Young audits and reports on the Fund's annual financial statements, reviews certain regulatory reports and the Fund's Federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

Highlights
As of October 31, 1998

   Contents
 1 Dear Shareholder
 3 Portfolio Manager's Comments
 5 NQI Performance Overview
 6 NIO Performance Overview
 7 NIF Performance Overview
 8 NPX Performance Overview
 9 Shareholder Meeting Report
13 Report of Independent Auditors
14 Portfolio of Investments
41 Statement of Net Assets
42 Statement of Operations
43 Statement of Changes in Net Assets
45 Notes to Financial Statements
50 Financial Highlights
52 Building Better Portfolios
53 Fund Information

Credit Quality                     Performance Highlights
================================================================================
Nuveen Insured Quality Municipal Fund, Inc. (NQI)
                                   - Competitive taxable-equivalent yield of
                                     8.52% for investors in the 31% federal
                                     income tax bracket
                                   - One-year taxable-equivalent total return
                                     on share price of 8.89% for investors in
                                     the 31% federal income tax bracket
                                   - Outperformed Lipper's peer group average
                                     and paralleled the Lehman Brothers Insured
                                     Municipal Bond Index
Pie Chart:
Insured                            76%
U.S. Guaranteed                    24%


Nuveen Insured Municipal Opportunity Fund, Inc. (NIO)
                                   - Competitive taxable-equivalent yield of
                                     8.26% for investors in the 31% federal
                                     income tax bracket
                                   - One-year taxable-equivalent total return on
                                     share price of 14.86% for investors in the 31% federal income tax bracket
                                   - Due to its shorter duration, the fund
                                     provided a better risk versus reward
                                     comparison than the Lehman Brothers Insured
                                     Municipal Bond Index

Pie Chart:
Insured                            66%
U.S. Guaranteed                    34%

Nuveen Premier Insured Municipal Income Fund, Inc. (NIF)
                                   - Competitive taxable-equivalent yield of
                                     7.72% for investors in the 31% federal
                                     income tax bracket
                                   - One-year taxable-equivalent total return on
                                     share price of 16.78% for investors in the 31% federal income tax bracket
                                   - Outperformed Lipper's peer group average

Pie Chart:
Insured                            60%
U.S. Guaranteed                    40%

Nuveen Insured Premium Income Municipal Fund 2 (NPX)
                                   - Competitive taxable-equivalent yield of
                                     7.68% for investors in the 31% federal
                                     income tax bracket
                                   - One-year taxable-equivalent total return on
                                     share price of 19.04% for investors in the 31% federal income tax bracket
                                   - Outperformed the Lehman Brothers Insured
                                     Municipal Bond Index and Lipper's peer
                                     group average

Pie Chart:
Insured                            85%
U.S. Guaranteed                    15%

Photo of: Timothy R. Schwertfeger
Chairman of the Board


Sidebar text: Wealth takes a lifetime to build. Once achieved, it should be preserved.

Dear Shareholder
I'm pleased to report that over the 12 months ended October 31, 1998, the Nuveen Exchange-Traded Funds covered in this report have continued to perform well, meeting their primary objective of providing you with attractive levels of tax-free income and after-tax total returns. The strong market for fixed-income securities, bolstered by investor demand for quality investments, benefited these four funds and led to equal (NQI) or higher share prices (NIO, NIF, and NPX) than those posted a year ago. Attractive tax-free income, enhanced by strong share price performance, illustrates once again that Nuveen's Exchange-Traded Funds can provide an excellent investment option for income-oriented investors.


The Year in Review
Over the past year, the markets endured bouts of volatility, as the Asian financial crisis spilled over into emerging markets and affected economies around the globe. Investors responded by seeking a haven from the uncertainty in more conservative investments, such as municipal bond funds. As interest rates continued to trend downward, the competitive yields offered by our exchange-traded funds stimulated additional investor interest and demand, which led to improved share prices overall. In this environment, the market for exchange-traded municipal bond funds has been exceptionally strong. These funds continue to represent a bright spot among fixed-income investments, offering attractive income in a market that places a high premium on yield.

In the coming months, we will continue to watch several key factors affecting the future of the economy, including corporate earnings reports, wage and employment figures, U.S. consumer confidence levels, the continuing impact of foreign financial turmoil, and any further interest rate indications from the Federal Reserve. These factors will influence the outlook for fixed-income markets into the coming year.


Municipals Very Attractively Priced
Over the past year, rising prices drove yields on 30-year Treasuries to their lowest levels since 1977. The story in the municipal market, however, was quite different. With yields on the long Treasury bond pushing below 5% at times, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell just 27 basis points - from 5.40% to 5.13% - compared with the 100-basis point drop in Treasury yields over the past 12 months. As of October 31, 1998, the ratio of municipal yields to Treasury yields stood at 98.8%, compared with the more typical range of 86-87%. Over the past few months, this ratio has ranged as high as 100.6%. For investors, this means that quality municipal bonds currently offer about the same yield as Treasury bonds with comparable maturities - even before the tax advantages of municipal bonds are taken into account. On an after-tax basis in today's market, municipal bonds present an exceptionally attractive investment option relative to Treasuries.

One of the main factors in the steep decline in Treasury yields during the past year was the strong interest in these investments by international investors. As the financial turmoil in Asia continued to spread to economies worldwide and the dollar strengthened against foreign currencies, the demand for U.S. dollar-denominated Treasury securities increased. In the municipal market, where foreign demand was limited by an inability to benefit from the tax advantages of munis, low interest rates and a strong economy combined to generate high levels of new issuance and a dramatic increase in the refinancing of existing bonds. The first ten months of 1998 saw $234 billion of municipal issuance, up 32% over the same period in 1997. In terms of total municipal issuance, this puts 1998 on pace to be the second largest year on record.

In addition, the continued strength of the U.S. economy has brought about improvements in the fundamental financial health of many municipalities and boosted the overall credit quality of municipal bonds. In the third quarter of 1998, upgraded issues by the two major rating agencies outnumbered downgrades by a margin of 7 to 2.


Nuveen Expertise Is Key
The key to taking advantage of the exceptional values currently available in the municipal market is the expertise of a proven investment manager. At Nuveen, we recognize the value of time-tested expertise. The high level of recent municipal issuance, for example, highlights the value of Nuveen's in-depth knowledge of the municipal market, as our portfolio management teams carefully analyze the flood of issues to select those securities best suited to help the funds achieve their investment objectives.

As a further enhancement to our management capabilities, Nuveen has assembled a strong core of Premier Advisers(SM), managers who are experts in their particular area of the market who can provide time-tested experience and insight. In addition to Nuveen Advisory Corp., our Premier Adviser for tax-free investing, you can rely on other Nuveen Premier Advisers(SM) to share their wisdom on the equity market, including Institutional Capital Corporation for equity value investing and Rittenhouse Financial Services for equity growth investing. For more infor mation about our funds, including charges and expenses, contact your financial adviser for a prospectus, or call Nuveen at
(800) 621-7227. Please read the prospectus carefully before you invest or send money.

We encourage you to talk with your financial adviser about the ways Nuveen's expanding selection of investments can assist you in establishing a diversified portfolio designed to help you build and sustain long-term financial security. For more than 100 years, investors have known they can count on Nuveen. We are grateful for the confidence you have shown in us, and we intend to continue earning your trust in the years ahead.

Sincerely,







Timothy R. Schwertfeger
Chairman of the Board

December 15, 1998



Sidebar text: "The key to taking advantage of the exceptional values currently available in the municipal market is the expertise of a proven investment manager."

Nuveen Exchange-Traded Funds

Portfolio Manager's Comments
Portfolio manager Steve Krupa discusses the municipal market environment, fund performance, and the outlook for the Nuveen national insured exchange-traded funds. Steve, who has served as portfolio manager for the Insured Quality and Insured Opportunity funds since their inceptions, assumed management responsibilities for the Premier Insured Income and Insured Premium Income 2 funds on July 1, 1998, as part of Nuveen's efforts to maximize the efficient use of staff resources and portfolio manager expertise. Steve is a 20-year veteran of Nuveen.


What outside factors influenced the municipal bond market the most over the past year?
The third quarter of 1998 saw an acceleration of trends that has been apparent in the fixed-income markets over the past 12 months: declining interest rates and the increased ratio of municipal to Treasury yields. The cause in both cases was heightened concern about the condition of the global financial system. While the U.S. economy exhibited continued growth, the impact of the financial turmoil in Southeast Asia, Russia, and other emerging markets was felt in the U.S. equity market.

A desire to cushion this impact and avert a domestic credit crunch prompted the Federal Reserve to ease short-term interest rates in late September, the first rate cut in almost three years. In response to concerns that the initial quarter-point cut might not be sufficient, the Fed reduced rates again in October and November, bringing the federal funds rate to 4.75%. The Fed indicated that this accommodative stance was intended to sustain U.S. economic growth going forward, while also adding some stability to global markets.

How have these outside factors affected municipal bond issuance?
In response to an environment of low interest rates and continued economic growth, municipal bond issuance over the past year has been among the heaviest in years. As of the end of October, total issuance in 1998 - both new deals and refundings - was on pace to become the second largest year on record. Another point concerns the level of insured bonds that have been brought to market. For the month of September, insured bonds made up 56% of all issuance. Most notable among the flood of new bonds was the $7 billion Long Island Power Authority
(LIPA) offering. The first part of the LIPA issuance, which exceeded $3.5 billion, the largest issuance in municipal bond history, came to market in May, and another segment was brought out in October. Increased municipal supply has been met with strong investor demand, due in part to recent volatility in the equity markets. Demand from institutional buyers such as insurance companies has also increased, as these investors recognize the exceptionally attractive values currently offered by municipal bonds.

What were the funds' total returns for the past year?
For the fiscal year ended October 31, 1998, the Nuveen Exchange-Traded Funds covered in this report produced the following total returns on net asset value
(NAV), compared to the total return of the Lehman Brothers Insured Municipal Bond Index *:


                                       Lehman Brothers Insured
                   Taxable-Equivalent     Municipal Bond Index
Fund     Total Return    Total Return             Total Return
- --------------------------------------------------------------
NQI             8.43%          11.19%                    8.51%
- --------------------------------------------------------------
NIO             7.99%          10.82%                    8.51%
- --------------------------------------------------------------
NIF             8.35%          11.04%                    8.51%
- --------------------------------------------------------------
NPX             9.28%          11.74%                    8.51%
- --------------------------------------------------------------


* The Lehman Brothers Insured Municipal Bond Index is an unleveraged index comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses.

What were the funds' durations, and what role does duration play regarding investment risk?
The following chart illustrates the funds' durations compared to that of the insured Lehman index, as of October 31, 1998:


Fund       Fund Duration*    Insured Lehman Brothers Duration
- -------------------------------------------------------------
NQI           7.47 years                           8.41 years
- -------------------------------------------------------------
NIO           7.48 years                           8.41 years
- -------------------------------------------------------------
NIF           8.24 years                           8.41 years
- -------------------------------------------------------------
NPX           9.44 years                           8.41 years
- -------------------------------------------------------------

* The fund duration listed in the chart takes into account the leveraging process for each fund and therefore differs from the duration of the actual portfolio of individual bonds that comprise the fund. Fund duration is also known as leverage adjusted duration. Any future reference to duration, unless otherwise noted, will be to fund duration.

Fund duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund is to changes in interest rates. During a period of falling interest rates, longer duration enables a fund to participate more fully in market gains. However, when rates rise, longer duration can make the fund more vulnerable to potential price declines. As interest rates trended downward over the past year, funds with durations shorter than that of the index generally tended to underperform the market.

For the three funds with durations shorter than the Insured Lehman Index (NQI, NIO, and NIF), why are they shorter considering the trend is for lower rates? For the funds with durations shorter than that of the Lehman index (NQI, NIO, and NIF), we held bonds purchased during higher interest rate environments rather than sell them in an attempt to lengthen duration and capture slightly higher total returns. In the low interest rate environment of the past year, any bonds we would have sold would have been replaced with issues offering lower yields, which could have impacted the monthly dividend. In keeping with the funds' objectives, our focus for all four of the funds in this report will continue to be on maintaining the attractiveness and stability of the funds' dividends as long as possible.

How have the dividends been affected?
In this low interest rate environment, good call protection helped support the dividend of NPX and protect the income of this fund from erosion. As of October 31, 1998, this fund has provided shareholders with 24 consecutive months of steady income. However, declining interest rates played a role in reducing the income levels of NQI, NIO, and NIF, as proceeds from higher-yielding bonds that matured or were called from these funds were reinvested in bonds paying relatively lower current interest rates. Over the past year, the change in income level earned by these funds necessitated dividend reductions. Despite these adjustments, the Nuveen national insured funds continue to provide very competitive current market yields. The following chart highlights the four funds' market yields and their taxable-equivalent yields at the 31% federal income tax bracket, as of October 31, 1998:


Fund           Market Yield      Taxable-Equivalent Yield
- ---------------------------------------------------------
NQI                   5.88%                         8.52%
- ---------------------------------------------------------
NIO                   5.70%                         8.26%
- ---------------------------------------------------------
NIF                   5.33%                         7.72%
- ---------------------------------------------------------
NPX                   5.30%                         7.68%
- ---------------------------------------------------------

What effect was there to the funds' share price performance?
As Tim mentioned in his letter to shareholders, share price performance among many of the Nuveen Exchange-Traded Funds has generally been strong over the past 12 months. For a few funds, however, like NQI and NPX, market reaction to the effect of bond calls over the past year resulted in their share prices trading at discounts to their NAVs. NQI closed with the same share price for this year as it did on October 31, 1997, NPX saw its discount narrow dramatically over the year by more than 560 basis points, and NIO and NIF closed the year at premiums to their NAVs. Meanwhile, a strong bond market performance boosted all four of the funds' NAVs compared to a year ago. The accompanying chart is as of October 31, 1998:


                                               Premium (+)
Fund      Market Price   Net Asset Value      Discount (-)
- ----------------------------------------------------------
NQI           $15.6250            $16.02            -2.47%
- ----------------------------------------------------------
NIO           $16.6250            $16.04            +3.65%
- ----------------------------------------------------------
NIF           $16.8750            $16.18            +4.30%
- ----------------------------------------------------------
NPX           $13.6875            $14.10            -2.93%
- ----------------------------------------------------------

Were there any particular sectors where Nuveen looked for undervalued securities?
Over the past year, we found value in the healthcare and utilities sectors, currently the two largest issuers in the municipal market, by taking advantage of the competitive environment created by deregulation and consolidation. The heavy volume in these two sectors provided addition al opportunities to find value, as hospital and utility bonds often offered above-market yields and special call provisions to attract buyers. During the first half of 1998, we focused on California bonds, which have recently outper formed the market. Currently, we favor bonds issued by the city and state of New York, as we anticipate that high state taxes and improved credit quality will enhance the performance of these bonds. Bonds added to our portfolios over the past year tended to be in the 20-year maturity range, as we believe these bonds provide the most value by offering yields close to those of longer bonds, but with less volatility.

What is Nuveen's outlook for the future?
Looking ahead, our focus for the Nuveen national insured funds will continue to be supporting the stability of the funds' income streams, especially if we remain in a lower interest rate environment. NQI, NIO, and NIF have already entered into a period where bond calls can affect their portfolios, while NPX will begin to face bond calls over the next three years. In NQI and NIO, we plan to lengthen the funds' durations while trying to limit any impact on their dividends by preempting selected bond calls. This involves selling shorter duration bonds prior to their call dates and replacing them with high-quality, longer duration bonds offering attractive yields. Overall, we will continue to monitor the market for value opportunities. We expect that supply will continue to be plentiful, which should enhance our ability to find and take advantage of such opportunities. Nuveen's expertise as an experienced investment manager knowledgeable about the unique aspects of the municipal bond market is key to our ability to select the right securities for our funds and add value for our investors.

The past year offered excellent justification for buying insured funds, as economic crises abroad caused the investment industry to reassess the premium placed on security risk. With the increased awareness of investment risk globally, these funds offered shareholders attractive yields and after-tax total returns. The current market environment - influenced by declining interest rates, benign inflation, and strong municipal supply - has helped to position municipal bonds as one of the most compelling values in today's marketplace. We expect that the excellent municipal-to-Treasury ratio, combined with continued volatility in the equity markets and investors' increasing awareness of the need for asset allocation rebalancing, will result in growing demand for municipal bond funds. We believe that investors who take advantage of current opportunities in the municipal market should be rewarded with healthy returns and attractive yields in the months ahead, as the market recognizes the value of these quality investments.

Nuveen Insured Quality Municipal Fund, Inc.
Performance Overview
As of October 31, 1998


NQI

Portfolio Statistics
==================================================
Inception Date                               12/90
- --------------------------------------------------
Share Price                                $15 5/8
- --------------------------------------------------
Net Asset Value                             $16.02
- --------------------------------------------------
Current Market Yield Per Share               5.88%
- --------------------------------------------------
Taxable-Equivalent Yield
  (Federal Only)(1)                          8.52%
- --------------------------------------------------
Fund Net Assets ($000)                    $863,179
- --------------------------------------------------
Effective Maturity (Years)                   18.95
- --------------------------------------------------
Fund Duration (Years)                         7.47
- --------------------------------------------------
Annualized Total Return
==================================================
                      On Share Price        On NAV
- --------------------------------------------------
1-Year                         6.13%         8.43%
- --------------------------------------------------
3-Year                         8.39%         7.37%
- --------------------------------------------------
5-Year                         4.75%         6.16%
- --------------------------------------------------
Since Inception                7.43%         8.73%
- --------------------------------------------------
Taxable-Equivalent Total Return(2)
==================================================

                      On Share Price        On NAV
- --------------------------------------------------
1-Year                         8.89%        11.19%
- --------------------------------------------------
3-Year                        11.13%        10.23%
- --------------------------------------------------
5-Year                         7.78%         9.10%
- --------------------------------------------------
Since Inception               10.50%        11.78%
- --------------------------------------------------
Top Five Sectors (as a % of total investments)
==================================================
U.S. Guaranteed                                24%
- --------------------------------------------------
Health Care                                    19%
- --------------------------------------------------
Utilities                                      16%
- --------------------------------------------------
Housing (Single Family)                        13%
- --------------------------------------------------
Tax Obligation (General)                        8%
- --------------------------------------------------

Bar Chart:
1997-1998 Monthly Tax-Free Dividends Per Share(3)

11/97             0.0795
12/97             0.0795
1/98              0.0795
2/98              0.0795
3/98              0.0795
4/98              0.0795
5/98              0.0765
6/98              0.0765
7/98              0.0765
8/98              0.0765
9/98              0.0765
10/98             0.0765


Share Price Performance
Line Chart:
11/7/97           15.813
                  15.813
                  15.813
                  15.875
                  15.875
                  15.875
                  16.25
                  16.438
                  16.438
                  16.563
                  16.438
                  16.25
                  16.438
                  16.5
                  16.438
                  16.125
                  16.313
                  16.188
                  16.313
                  16.188
                  15.813
                  15.938
                  15.875
                  15.75
                  15.563
                  15.313
                  15.25
                  15.375
                  15.625
                  15.813
                  16
                  15.75
                  15.563
                  15.813
                  15.938
                  15.813
                  16
                  15.875
                  15.688
                  15.625
                  15.688
                  15.688
                  15.625
                  15.375
                  15.438
                  15.5
                  15.875
                  15.875
                  16.125
                  15.63
10/31/98          15.63


(1) Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%.
(2) Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
(3) The Fund also paid shareholders taxable distributions in December of $0.01 per share.

Nuveen Insured Municipal Opportunity Fund, Inc.
Performance Overview
As of October 31, 1998

NIO


Portfolio Statistics
==================================================
Inception Date                                9/91
- --------------------------------------------------
Share Price                                $16 5/8
- --------------------------------------------------
Net Asset Value                             $16.04
- --------------------------------------------------
Current Market Yield Per Share               5.70%
- --------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   8.26%
- --------------------------------------------------
Fund Net Assets ($000)                  $1,892,589
- --------------------------------------------------
Effective Maturity (Years)                   16.92
- --------------------------------------------------
Fund Duration (Years)                         7.48
- --------------------------------------------------
Annualized Total Return
==================================================

                      On Share Price        On NAV
- --------------------------------------------------
1-Year                        12.03%         7.99%
- --------------------------------------------------
3-Year                        10.65%         7.60%
- --------------------------------------------------
5-Year                         7.49%         6.44%
- --------------------------------------------------
Since Inception                8.20%         8.56%
- --------------------------------------------------
Taxable-Equivalent Total Return(2)
==================================================
                      On Share Price        On NAV
- --------------------------------------------------
1-Year                        14.86%        10.82%
- --------------------------------------------------
3-Year                        13.62%        10.50%
- --------------------------------------------------
5-Year                        10.55%         9.40%
- --------------------------------------------------
Since Inception               11.20%        11.51%
- --------------------------------------------------
Top Five Sectors (as a % of total investments)
==================================================
U.S. Guaranteed                                34%
- --------------------------------------------------
Health Care                                    16%
- --------------------------------------------------
Utilities                                      15%
- --------------------------------------------------
Housing (Single Family)                        12%
- --------------------------------------------------
Transportation                                  5%
- --------------------------------------------------

Bar Chart:
1997-1998 Monthly Tax-Free Dividends Per Share
11/97             0.082
12/97             0.082
1/98              0.082
2/98              0.082
3/98              0.082
4/98              0.082
5/98              0.079
6/98              0.079
7/98              0.079
8/98              0.079
9/98              0.079
10/98             0.079



Line Chart:
Share Price Performance
11/7/97           15.938
                  16
                  16.063
                  16.188
                  16.375
                  16.563
                  16.438
                  16.5
                  16.5
                  16.75
                  16.688
                  16.5
                  16.688
                  16.75
                  16.563
                  16.438
                  16.438
                  16.375
                  16.438
                  16.25
                  15.875
                  16
                  15.938
                  15.688
                  15.938
                  15.813
                  15.563
                  15.688
                  15.813
                  16.063
                  16.125
                  16.063
                  16.063
                  16.125
                  16.313
                  16.188
                  15.938
                  15.938
                  16
                  16
                  16.188
                  16.125
                  16.125
                  16.063
                  16.063
                  16.125
                  16.563
                  16.625
                  16.875
                  16.56
10/31/98          16.63

Weekly Closing Price
Past performance is not predictive of future results.


(1) Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%.

(2) Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Nuveen Premier Insured Municipal Income Fund, Inc.
Performance Overview
As of October 31, 1998

NIF



Portfolio Statistics
==================================================
Inception Date                               12/91
- --------------------------------------------------
Share Price                                $16 7/8
- --------------------------------------------------
Net Asset Value Per Share                   $16.18
- --------------------------------------------------
Current Market Yield                         5.33%
- --------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   7.72%
- --------------------------------------------------
Fund Net Assets ($000)                    $450,466
- --------------------------------------------------
Effective Maturity (Years)                   15.99
- --------------------------------------------------
Fund Duration (Years)                         8.24
- --------------------------------------------------
Annualized Total Return
==================================================
                      On Share Price        On NAV
- --------------------------------------------------
1-Year                        14.06%         8.35%
- --------------------------------------------------
3-Year                        11.77%         7.61%
- --------------------------------------------------
5-Year                         8.15%         6.16%
- --------------------------------------------------
Since Inception                8.13%         8.35%
- --------------------------------------------------
Taxable-Equivalent Total Return(2)
==================================================
                      On Share Price        On NAV
- --------------------------------------------------
1-Year                        16.78%        11.04%
- --------------------------------------------------
3-Year                        14.65%        10.36%
- --------------------------------------------------
5-Year                        11.15%         8.97%
- --------------------------------------------------
Since Inception               11.04%        11.15%
- --------------------------------------------------
Top Five Sectors (as a % of total investments)
==================================================
U.S. Guaranteed                                40%
- --------------------------------------------------
Utilities                                      17%
- --------------------------------------------------
Health Care                                    12%
- --------------------------------------------------
Tax Obligation (Limited)                       10%
- --------------------------------------------------
Housing (Multifamily)                           6%
- --------------------------------------------------

Bar Chart:
1997-1998 Monthly Tax-Free Dividends Per Share(3)
11/97             0.078
12/97             0.078
1/98              0.078
2/98              0.078
3/98              0.078
4/98              0.078
5/98              0.078
6/98              0.078
7/98              0.075
8/98              0.075
9/98              0.075
10/98             0.075


Line Chart:
Share Price Performance
11/7/97           15.625
                  15.688
                  15.688
                  15.813
                  15.938
                  16.125
                  16.125
                  16.25
                  16.188
                  16.438
                  16.188
                  16.188
                  16.25
                  16.375
                  16.188
                  16.25
                  16.25
                  16.188
                  15.813
                  15.813
                  16.125
                  16.25
                  16.25
                  16
                  15.938
                  15.813
                  15.875
                  15.688
                  15.75
                  15.938
                  16.063
                  15.875
                  15.875
                  16.125
                  16.063
                  15.875
                  15.75
                  15.688
                  15.75
                  15.813
                  15.938
                  15.938
                  15.938
                  15.938
                  16.063
                  16
                  16.688
                  16.5
                  16.5
                  16.69
10/31/98          16.88

Weekly Closing Price
Past performance is not predictive of future results.

(1) Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%.
(2) Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
(3) The Fund also paid shareholders taxable distributions in December of $0.0211 per share.

Nuveen Insured Premium Income Municipal Fund 2
Performance Overview
As of October 31, 1998

NPX


Portfolio Statistics
==================================================
Inception Date                                7/93
- --------------------------------------------------
Share Price                              $13 11/16
- --------------------------------------------------
Net Asset Value Per Share                   $14.10
- --------------------------------------------------
Current Market Yield                         5.30%
- --------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   7.68%
- --------------------------------------------------
Fund Net Assets ($000)                    $793,862
- --------------------------------------------------
Effective Maturity (Years)                   16.15
- --------------------------------------------------
Fund Duration (Years)                         9.44
- --------------------------------------------------
Annualized Total Return
==================================================
                      On Share Price        On NAV
- --------------------------------------------------
1-Year                        16.35%         9.28%
- --------------------------------------------------
3-Year                        12.83%         8.36%
- --------------------------------------------------
5-Year                         6.09%         5.59%
- --------------------------------------------------
Since Inception                4.31%         5.72%
- --------------------------------------------------
Taxable-Equivalent Total Return(2)
==================================================
                      On Share Price        On NAV
- --------------------------------------------------
1-Year                        19.04%        11.74%
- --------------------------------------------------
3-Year                        15.68%        10.88%
- --------------------------------------------------
5-Year                         9.02%         8.24%
- --------------------------------------------------
Since Inception                7.07%         8.27%
- --------------------------------------------------
Top Five Sectors (as a % of total investments)
==================================================
Utilities                                      20%
- --------------------------------------------------
Tax Obligation (General)                       17%
- --------------------------------------------------
U.S. Guaranteed                                15%
- --------------------------------------------------
Tax Obligation (Limited)                       12%
- --------------------------------------------------
Housing (Multifamily)                           9%
- --------------------------------------------------

Bar Chart:
1997-1998 Monthly Tax-Free Dividends Per Share
11/97             0.0605
12/97             0.0605
1/98              0.0605
2/98              0.0605
3/98              0.0605
4/98              0.0605
5/98              0.0605
6/98              0.0605
7/98              0.0605
8/98              0.0605
9/98              0.0605
10/98             0.0605


Line Chart:
Share Price Performance
11/7/97           12.438
                  12.438
                  12.688
                  12.75
                  12.625
                  12.75
                  12.875
                  13
                  13.063
                  13.375
                  13.375
                  13.188
                  13.5
                  13.438
                  13.188
                  13.063
                  13.375
                  13.375
                  12.813
                  13.188
                  12.938
                  13.125
                  13
                  13.063
                  12.688
                  12.688
                  12.625
                  12.688
                  12.813
                  13
                  12.938
                  13.063
                  12.875
                  12.813
                  13.063
                  12.938
                  12.875
                  13
                  13.125
                  12.875
                  12.938
                  13.063
                  12.938
                  13.063
                  13.188
                  13.313
                  13.563
                  13.563
                  13.625
                  13.75
10/31/98          13.69

Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%.
2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Shareholder Meeting Report

                                                                                         NQI
- ---------------------------------------------------------------------------------------------------------------------------
Approval of the Directors was reached as follows:
                                                                        Preferred     Preferred     Preferred     Preferred
                                                         Common            Shares        Shares        Shares        Shares
                                                         Shares          Series-M      Series-T      Series-W      Series-F
===========================================================================================================================
Robert P. Bremner
   For                                               33,004,504             2,228         2,301         2,172         1,873
   Withhold                                             181,262                62            11            --           126
- ---------------------------------------------------------------------------------------------------------------------------
   Total                                             33,185,766             2,290         2,312         2,172         1,999
===========================================================================================================================

Lawrence H. Brown
   For                                               33,012,534             2,283         2,301         2,172         1,873
   Withhold                                             173,232                 7            11            --           126
- ---------------------------------------------------------------------------------------------------------------------------
   Total                                             33,185,766             2,290         2,312         2,172         1,999
===========================================================================================================================

Anthony T. Dean
   For                                               33,016,002             2,278         2,301         2,172         1,873
   Withhold                                             169,764                12            11            --           126
- ---------------------------------------------------------------------------------------------------------------------------
   Total                                             33,185,766             2,290         2,312         2,172         1,999
===========================================================================================================================

 Anne E. Impellizzeri
   For                                               32,992,692             2,283         2,301         2,172         1,873
   Withhold                                             193,074                 7            11            --           126
- ---------------------------------------------------------------------------------------------------------------------------
   Total                                             33,185,766             2,290         2,312         2,172         1,999
===========================================================================================================================

Peter R. Sawers
   For                                               33,009,597             2,278         2,301         2,172         1,873
   Withhold                                             176,169                12            11            --           126
- ---------------------------------------------------------------------------------------------------------------------------
   Total                                             33,185,766             2,290         2,312         2,172         1,999
===========================================================================================================================

William J. Schneider
   For                                                       --             2,228         2,301         2,172         1,873
   Withhold                                                  --                62            11            --           126
- ---------------------------------------------------------------------------------------------------------------------------
   Total                                                     --             2,290         2,312         2,172         1,999
===========================================================================================================================

Timothy R. Schwertfeger
   For                                                       --             2,283         2,301         2,172         1,873
   Withhold                                                  --                 7            11            --           126
- ---------------------------------------------------------------------------------------------------------------------------
   Total                                                     --             2,290         2,312         2,172         1,999
===========================================================================================================================

Judith M. Stockdale
   For                                               32,954,610             2,233         2,301         2,172         1,869
   Withhold                                             231,156                57            11            --           130
- ---------------------------------------------------------------------------------------------------------------------------
   Total                                             33,185,766             2,290         2,312         2,172          1,999
============================================================================================================================

Ratification of auditors was reached as follows:
   For                                               32,609,608             2,283         2,298         2,172         1,985
   Against                                               79,280                --            --            --            --
   Abstain                                              496,878                 7            14            --            14
- ---------------------------------------------------------------------------------------------------------------------------
   Total                                             33,185,766             2,290         2,312         2,172         1,999
===========================================================================================================================

Shareholder Meeting Report
                                                                         NIO
-----------------------------------------------------------------------------------------------------------------------------------
Approval of the Directors was reached as follows:
                                                Preferred      Preferred      Preferred     Preferred        Preferred   Preferred
                                     Common        Shares         Shares         Shares        Shares           Shares      Shares
                                     Shares      Series-M       Series-T       Series-W     Series-TH      Series-TH-2    Series-F
===================================================================================================================================
Robert P. Bremner
   For                              72,885,685      3,716          3,446          3,447         3,704             3,653      3,480
   Withhold                            457,843          6             59             46            37                 2          2
------------------------------------------------------------------------------------------------------------------------------------
   Total                            73,343,528      3,722          3,505          3,493         3,741             3,655      3,482
==================================================================================================================================

Lawrence H. Brown
   For                              72,895,146      3,716          3,446          3,487         3,704             3,653      3,480
   Withhold                            448,382          6             59              6            37                 2          2
------------------------------------------------------------------------------------------------------------------------------------
   Total                            73,343,528      3,722          3,505          3,493         3,741             3,655      3,482
==================================================================================================================================

Anthony T. Dean
   For                              72,902,788      3,706          3,446          3,487         3,704             3,653      3,480
   Withhold                            440,740         16             59              6            37                 2          2
------------------------------------------------------------------------------------------------------------------------------------
   Total                            73,343,528      3,722          3,505          3,493         3,741             3,655      3,482
==================================================================================================================================

 Anne E. Impellizzeri
   For                              72,878,080      3,716          3,446          3,487         3,704             3,653      3,480
   Withhold                            465,448          6             59              6            37                 2          2
------------------------------------------------------------------------------------------------------------------------------------
   Total                            73,343,528      3,722          3,505          3,493         3,741             3,655      3,482
==================================================================================================================================

Peter R. Sawers
   For                              72,889,817      3,716          3,446          3,483         3,704             3,653      3,480
   Withhold                            453,711          6             59             10            37                 2          2
------------------------------------------------------------------------------------------------------------------------------------
   Total                            73,343,528      3,722          3,505          3,493         3,741             3,655      3,482
==================================================================================================================================

William J. Schneider
   For                                    --        3,716          3,446          3,447         3,704             3,653      3,480
   Withhold                               --            6             59             46            37                 2          2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                  --        3,722          3,505          3,493         3,741             3,655      3,482
==================================================================================================================================

Timothy R. Schwertfeger
   For                                    --        3,716          3,446          3,487         3,704             3,653      3,480
   Withhold                               --            6             59              6            37                 2          2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                  --        3,722          3,505          3,493         3,741             3,655      3,482
==================================================================================================================================

Judith M. Stockdale
   For                              72,847,481      3,716          3,446          3,447         3,704             3,653      3,480
   Withhold                            496,047          6             59             46            37                 2          2
------------------------------------------------------------------------------------------------------------------------------------
   Total                            73,343,528      3,722          3,505          3,493         3,741             3,655      3,482
==================================================================================================================================

Ratification of auditors was reached as follows:
   For                              72,657,955      3,716          3,468          3,421         3,709             3,643      3,480
   Against                             199,745       --                3           --              31                12       --
   Abstain                             485,828          6             34             72             1              --            2
------------------------------------------------------------------------------------------------------------------------------------
   Total                            73,343,528      3,722          3,505          3,493         3,741             3,655      3,482
==================================================================================================================================

Shareholder Meeting Report
                                                                 NIF
------------------------------------------------------------------------------------------------------------------------------------
Approval of the Directors was reached as follows:

                                                                                                         Preferred      Preferred
                                                                                             Common         Shares         Shares
                                                                                             Shares      Series-TH       Series-F
=================================================================================================================================
Robert P. Bremner
   For                                                                                   17,008,176          2,337          2,187
   Withhold                                                                                 147,799             25              2
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 17,155,975          2,362          2,189
=================================================================================================================================

Lawrence H. Brown
   For                                                                                   17,008,355          2,337          2,187
   Withhold                                                                                 147,620             25              2
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 17,155,975          2,362          2,189
=================================================================================================================================

Anthony T. Dean
   For                                                                                   17,008,355          2,337          2,187
   Withhold                                                                                 147,620             25              2
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 17,155,975          2,362          2,189
=================================================================================================================================

Anne E. Impellizzeri
   For                                                                                   17,002,225          2,337          2,187
   Withhold                                                                                 153,750             25              2
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 17,155,975          2,362          2,189
=================================================================================================================================

Peter R. Sawers
   For                                                                                   17,005,355          2,337          2,187
   Withhold                                                                                 150,620             25              2
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 17,155,975          2,362          2,189
=================================================================================================================================

William J. Schneider
   For                                                                                           --          2,337          2,187
   Withhold                                                                                      --             25              2
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                         --          2,362          2,189
=================================================================================================================================

Timothy R. Schwertfeger
   For                                                                                           --          2,337          2,187
   Withhold                                                                                      --             25              2
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                         --          2,362          2,189
=================================================================================================================================

Judith M. Stockdale
   For                                                                                   17,000,868          2,337          2,187
   Withhold                                                                                 155,107             25              2
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 17,155,975          2,362          2,189
=================================================================================================================================

 Ratification of auditors was reached as follows:
   For                                                                                   17,021,173          2,354          2,187
   Against                                                                                   18,665              8              2
   Abstain                                                                                  116,137             --             --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 17,155,975          2,362          2,189
=================================================================================================================================

Shareholder Meeting Report
                                                                     NPX
------------------------------------------------------------------------------------------------------------------------------------
Approval of the Trustees was reached as follows:
                                                      Preferred         Preferred         Preferred     Preferred       Preferred
                                        Common           Shares            Shares            Shares        Shares          Shares
                                        Shares         Series-M          Series-T          Series-W     Series-TH        Series-F
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
   For                              34,173,828            1,853             1,950             1,751         1,986           1,912
   Withhold                            306,575               --                --                 8             1               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                            34,480,403            1,853             1,950             1,759         1,987           1,914
------------------------------------------------------------------------------------------------------------------------------------

Lawrence H. Brown
   For                              34,174,433            1,853             1,950             1,755         1,986           1,912
   Withhold                            305,970               --                --                 4             1               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                            34,480,403            1,853             1,950             1,759         1,987           1,914
------------------------------------------------------------------------------------------------------------------------------------

Anthony T. Dean
   For                              34,181,114            1,853             1,950             1,755         1,986           1,909
   Withhold                            299,289               --                --                 4             1               5
------------------------------------------------------------------------------------------------------------------------------------
   Total                            34,480,403            1,853             1,950             1,759         1,987           1,914
------------------------------------------------------------------------------------------------------------------------------------

 Anne E. Impellizzeri
   For                              34,157,048            1,853             1,949             1,749         1,974           1,912
   Withhold                            323,355               --                 1                10            13               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                            34,480,403            1,853             1,950             1,759         1,987           1,914
------------------------------------------------------------------------------------------------------------------------------------

Peter R. Sawers
   For                              34,176,844            1,853             1,949             1,749         1,974           1,912
   Withhold                            303,559               --                 1                10            13               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                            34,480,403            1,853             1,950             1,759         1,987           1,914
------------------------------------------------------------------------------------------------------------------------------------

William J. Schneider
   For                                      --            1,853             1,950             1,751         1,986           1,912
   Withhold                                 --               --                --                 8             1               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                    --            1,853             1,950             1,759         1,987           1,914
------------------------------------------------------------------------------------------------------------------------------------

Timothy R. Schwertfeger
   For                                      --            1,853             1,950             1,755         1,986           1,912
   Withhold                                 --               --                --                 4             1               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                    --            1,853             1,950             1,759         1,987           1,914
------------------------------------------------------------------------------------------------------------------------------------

Judith M. Stockdale
   For                              34,156,524            1,853             1,944             1,749         1,986           1,912
   Withhold                            323,879               --                 6                10             1               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                            34,480,403            1,853             1,950             1,759         1,987           1,914
------------------------------------------------------------------------------------------------------------------------------------

Ratification of auditors was reached as follows:
   For                              33,949,562            1,850             1,950             1,755         1,987           1,914
   Against                             103,630               --                --                 4            --              --
   Abstain                             427,211                3                --                --            --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                            34,480,403            1,853             1,950             1,759         1,987           1,914
------------------------------------------------------------------------------------------------------------------------------------

Report of Independent Auditors

The Board of Directors, Trustees and Shareholders
Nuveen Insured Quality Municipal Fund, Inc.
Nuveen Insured Municipal Opportunity Fund, Inc.
Nuveen Premier Insured Municipal Income Fund, Inc.
Nuveen Insured Premium Income Municipal Fund 2

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Insured Quality Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc. and Nuveen Insured Premium Income Municipal Fund 2 as of October 31, 1998, and the related statements of operations and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Insured Quality Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc. and Nuveen Insured Premium Income Municipal Fund 2 at October 31, 1998, and the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.


Ernst & Young LLP


Chicago, Illinois
December 11, 1998

                            Portfolio of Investments
                            Nuveen Insured Quality Municipal Fund, Inc. (NQI)
                            October 31, 1998
    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                Provisions*   Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Alabama - 1.0%

$   8,500,000   The Special Care Facilities Financing Authority of the City of Birmingham-
                 Medical Center East, Health Care Facility Revenue Refunding Bonds,
                 Medical Center East, Series 1986 (Birmingham, Alabama),
                 7.250%, 7/01/15                                                           No Opt. Call       AAA       $8,528,220
------------------------------------------------------------------------------------------------------------------------------------
                Alaska - 0.6%

    5,000,000   Municipality of Anchorage, Alaska, Senior Lien Refunding Electric
                 Revenue Bonds, Series 1989, 7.125%, 6/01/06                                6/99 at 102       AAA         5,215,800
------------------------------------------------------------------------------------------------------------------------------------
                Arizona - 5.1%

    5,000,000   City of Phoenix (Arizona), Civic Improvement Corporation, Wastewater
                 System Lease Revenue Bonds, Series 1993, 6.125%, 7/01/23
                 (Pre-refunded to 7/01/03)                                                  7/03 at 102       AAA         5,584,650

   10,000,000   Industrial Development Authority of The County of Pima (Arizona),
                 Health Care System Revenue Bonds, Carondelet Health Services, Inc.,
                 St. Joseph's and St. Mary's Hospitals and Health Centers Issue,
                 Series 1991, 6.750%, 7/01/16                                               7/01 at 102       AAA        10,888,900

                Business Development Finance Corporation, Tucson (Arizona),
                Local Development Lease Revenue Refunding Bonds, Series 1992:
    3,020,000    6.250%, 7/01/08 (Pre-refunded to 7/01/02)                                  7/02 at 102       AAA        3,339,546
    6,980,000    6.250%, 7/01/08                                                            7/02 at 102       AAA        7,669,066

   15,250,000   City of Tucson, Arizona, Water System Revenue Bonds, Series 1991,
                 7.100%, 7/01/18 (Pre-refunded to 7/01/01)                                  7/01 at 102       AAA       16,881,903
------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 2.3%

    9,450,000   Arkansas Development Finance Authority, Single Family Mortgage Revenue
                 Bonds, 1995 Series B (Mortgage-Backed Securities Program),
                 6.700%, 7/01/27 (Alternative Minimum Tax)                                  7/05 at 102       AAA       10,234,256

                Pope County, Arkansas, Solid Waste Disposal Revenue Bonds,
                Series 1991 (Arkansas Power & Light Company Project):
    6,400,000    8.000%, 1/01/21 (Alternative Minimum Tax)                                  1/01 at 102       BBB+       6,937,984
    2,250,000    8.000%, 1/01/21 (Alternative Minimum Tax)                                  1/01 at 102       AAA        2,472,638
------------------------------------------------------------------------------------------------------------------------------------
                California - 11.6%

    9,650,000   Certificates of Participation (1991 Financing Project), County of Alameda,
                 California, Alameda County Public Facilities Corporation, 6.000%, 9/01/21  9/06 at 102       AAA       10,648,100

   12,695,000   Antioch Area Public Facilities Financing Agency, Community Facilities
                 District No. 1989-1, Series 1993 Special Tax Bonds, 5.000%, 8/01/18        8/02 at 102       AAA       12,736,132

   11,000,000   California Health Facilities Financing Authority, Kaiser Permanente
                  Revenue Bonds, Series 1998A, 5.000%, 6/01/24                              6/08 at 102       AAA       10,960,180

    8,500,000   California Health Facilities Financing Authority, Insured Revenue Bonds
                (Sutter Health), Series 1998A, 5.000%, 8/15/37                              8/08 at 101       AAA        8,420,185

                California Housing Finance Agency, Home Mortgage Revenue Bonds,
                 1997 Series E:
    3,000,000    5.650%, 8/01/17 (Alternative Minimum Tax)                                  8/07 at 102       AAA        3,145,140
   14,075,000    5.750%, 2/01/29 (Alternative Minimum Tax)                                  8/07 at 102       AAA       14,788,040

    5,500,000   California Statewide Communities Development Authority, Certificates of
                 Participation, The Salk Institute for Biological Studies, San Diego,
                 California, 6.200%, 7/01/24                                                7/04 at 102       AAA        6,123,040

    5,000,000   Inland Empire Solid Waste Financing Authority, Revenue Bonds, 1996
                 Series B 0 (Landfill Improvement Financing Project), 6.000%, 8/01/16
                 (Alternative Minimum Tax)                                                  8/06 at 102       AAA         5,427,95

   11,270,000   Los Angeles County Metropolitan Transportation Authority (California),
                 Proposition A, Sales Tax Revenue Refunding Bonds, Series 1993-A,
                 5.000%, 7/01/21                                                            7/03 at 100       AAA       11,261,660

    Principal                                                                              Optional Call                  Market
       Amount   Description                                                                Provisions*    Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------------
                California (continued)

$   6,910,000   Ontario Redevelopment Financing Authority (San Bernardino County,
                 California), 1993 Revenue Bonds (Ontario Redevelopment Project No. 1),
                 5.850%, 8/01/22                                                            8/03 at 102       AAA       $7,350,651

    8,500,000   Airports Commission, City and County of San Francisco, California,
                 San Francisco International Airport, Second Series Revenue Bonds,
                 Issue 11 (Noise Insulation Program), 6.250%, 5/01/26
                 (Alternative Minimum Tax)                                                  5/05 at 101       AAA        9,366,490
------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 3.0%

    1,600,000   Adams County, Colorado, Single Family Revenue Refunding Bonds,
                 1991 Series A-2, 8.700%, 6/01/12                                           6/01 at 103       AAA        1,727,312

    5,630,000   E-470 Public Highway Authority, Arapahoe County, Colorado, Capital
                 Improvement Trust Fund Highway Revenue Bonds (E-470 Project), Vehicle
                 Registration Fee Bonds, 6.150%, 8/31/26                                    8/05 at 103       AAA        6,375,919

                Colorado Health Facilities Authority, Insured Hospital Revenue
                Bonds (PSL Healthcare System Project), Series 1991 A:
    5,000,000    7.250%, 2/15/16 (Pre-refunded to 2/15/01)                                  2/01 at 102       AAA        5,490,350
    4,500,000    6.250%, 2/15/21 (Pre-refunded to 2/15/01)                                  2/01 at 102       AAA        4,845,285

    6,500,000   Colorado Health Facilities Authority, Revenue Bonds, Series 1998 (Sisters
                 of Charity of Leavenworth Health Services Corporation), 5.000%, 12/01/25   6/08 at 101       AAA        6,390,800

      155,000   El Paso County, Colorado, Colorado Local Single Family Mortgage Revenue
                 Bonds, 1990 Series A, 7.850%, 9/01/09 (Alternative Minimum Tax)            9/00 at 102       AAA          161,941

      815,000   Jefferson County, Colorado, Single Family Revenue Refunding Bonds,
                 Series 1991A, 8.875%, 10/01/13                                             4/01 at 103       AAA          869,923
------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 1.3%

   10,000,000   District of Columbia (Washington, D.C.), General Obligation Bonds
                 (Series 1990B), 7.500%, 6/01/10 (Pre-refunded to 6/01/00)                  6/00 at 102       AAA       10,804,800
------------------------------------------------------------------------------------------------------------------------------------
                Florida - 1.2%

    9,845,000   Florida Housing Finance Agency, Single Family Mortgage Revenue Bonds,
                 1994 Series B, 6.650%, 7/01/26 (Alternative Minimum Tax)                   7/04 at 102       AAA       10,558,763
------------------------------------------------------------------------------------------------------------------------------------
                Hawaii - 2.9%

    6,130,000   Department of Budget and Finance of the State of Hawaii, Special Purpose
                 Revenue Bonds (Hawaiian Electric Company, Inc. and Subsidiaries
                 Projects), Series 1992, 6.550%, 12/01/22 (Alternative Minimum Tax)        12/02 at 103       AAA        6,774,999

   16,180,000   Department of Budget and Finance of the State of Hawaii, Special Purpose
                 Revenue Bonds (Hawaii Electric Company, Inc. and Subsidiaries Project),
                 Series 1996A, 6.200%, 5/01/26 (Alternative Minimum Tax)                    5/06 at 101       AAA       17,851,556
------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 11.3%

    5,000,000   Central Lake County Joint Action Water Agency, Lake County, Illinois,
                 Water Revenue Bonds, Series 1991, 7.000%, 5/01/20
                 (Pre-refunded to 5/01/01)                                                  5/01 at 102       AAA        5,495,500

   10,000,000   City of Chicago, General Obligation Bonds, Project Series 1995,
                 6.125%, 1/01/16                                                            7/05 at 102       AAA        11,152,00

                Chicago School Reform Board of Trustees of the Board of Education of the
                City of Chicago, Illinois, Unlimited Tax General Obligation
                Bonds (Dedicated Tax Revenues), Series 1997A:
   20,000,000    5.250%, 12/01/27                                                          12/07 at 102       AAA       20,293,000
   10,000,000    5.250%, 12/01/30                                                          12/07 at 102       AAA       10,146,500

    6,000,000   City of Chicago (Illinois), Chicago-O'Hare International Airport, General
                 Airport Second Lien Revenue Refunding Bonds, 1994 Series A,
                 6.375%, 1/01/12                                                            1/05 at 102       AAA        6,713,340

    6,280,000   Public Building Commission of Chicago (Illinois), Building Revenue Bonds,
                 Series A of 1990 (Board of Education of the City of Chicago),
                 7.125%, 1/01/15                                                            1/00 at 102       AAA        6,725,252

    6,825,000   Public Building Commission of Chicago (Illinois), Building Revenue Bonds,
                 Series A of 1993 (Board of Education of the City of Chicago),
                 5.750%, 12/01/18                                                          12/03 at 102       AAA        7,310,121

   18,880,000   Illinois Health Facilities Authority, FHA Insured Mortgage Revenue Bonds,
                 Series 1996 (Sinai Health System), 6.000%, 2/15/24                         2/06 at 102       AAA       20,864,288

    Principal                                                                              Optional Call                    Market
       Amount   Description                                                                Provisions*      Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------------
                Illinois (continued)

$     305,000   City of Moline, Illinois, City of Rock Island, Illinois, City of Urbana,
                 Illinois, Single Family Mortgage Revenue Bonds (GNMA Mortgage-Backed
                 Securities Program), Series 1990, 8.050%, 8/01/23
                 (Alternative Minimum Tax)                                                  8/00 at 102       AAA        $ 319,210

    7,700,000   Board of Trustees of Southern Illinois University, Southern Illinois
                 University Medical Facilities System Revenue Bonds, Series 1997,
                 5.875%, 4/01/23                                                            4/07 at 102       AAA        8,369,053
------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 6.1%

    9,050,000   Indiana Development Finance Authority, Environmental Revenue Bonds,
                 Series 1993B (PSI Energy, Inc.), 5.750%, 2/15/28
                 (Alternative Minimum Tax)                                                  2/03 at 102       AAA        9,478,880

    1,900,000   Indiana Housing Finance Authority, Residential Mortgage Bonds,
                 1988 Series R-A, 8.375%, 1/01/20 (Alternative Minimum Tax)             1/99 at 102 1/2       Aa         1,952,117

    7,855,000   Indiana Housing Finance Authority, Single Family Mortgage Revenue Bonds
                 (GNMA Collateralized Home Mortgage Program), 1990 Series C,
                 7.800%, 1/01/22 (Alternative Minimum Tax)                                  7/00 at 102       Aaa        8,216,487

    6,000,000   Jasper County, Indiana, Collateralized Pollution Control Refunding
                 Revenue Bonds (Northern Indiana Public Service Company Project),
                 Series 1991, 7.100%, 7/01/17                                               7/01 at 102       AAA        6,565,980

    9,645,000   Marion County Convention and Recreational Facilities Authority (Indiana),
                 Excise Taxes Lease Rental Revenue Bonds, Series 1991B, 7.000%, 6/01/21
                 (Pre-refunded to 6/01/01)                                                  6/01 at 102       AAA       10,622,135

    4,230,000   City of Rockport, Indiana, Pollution Control Revenue Refunding Bonds
                 (Indiana Michigan Power Company Project), Series B, 7.600%, 3/01/16        3/01 at 102       AAA        4,639,887

   10,000,000   Hospital Authority of St. Joseph County (Indiana), Fixed Rate Hospital
                 Revenue Refunding Bonds, Series 1991A (Memorial Hospital of South Bend
                 Project), 7.000%, 8/15/20 (Pre-refunded to 8/15/01)                        8/01 at 102       AAA       11,067,200
------------------------------------------------------------------------------------------------------------------------------------
                Iowa - 0.7%

    5,305,000   City of Mason, Iowa, Hospital Revenue Bonds (Sisters of Mercy Health
                 Corporation), 1991 Series L, 7.000%, 8/15/21 (Pre-refunded to 8/15/01)     8/01 at 102       AAA        5,875,659
------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 2.6%

    2,005,000   Louisiana Housing Finance Agency, GNMA Collateralized Single Family
                 Mortgage Revenue Bonds, Series 1988, 8.300%, 11/01/20
                 (Alternative Minimum Tax)                                                 11/00 at 100       Aaa        2,069,200

   13,170,000   City of New Orleans, Louisiana, General Obligation Refunding Bonds,
                 Series 1995, 6.200%, 10/01/21                                             10/05 at 102       AAA       14,848,385

    5,275,000   Orleans Levee District (A Political Subdivision of the State of
                 Louisiana), Public Improvement Bonds, Series 1986, 5.950%, 11/01/15       12/05 at 103       AAA        5,814,211
------------------------------------------------------------------------------------------------------------------------------------
                Maine - 1.6%

   12,745,000   Maine State Housing Authority, Mortgage Purchase Bonds, 1991 Series A,
                 7.400%, 11/15/22                                                           5/01 at 102       AAA       13,527,543
------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 2.0%

    7,100,000   Massachusetts Housing Financing Agency, Single Family Housing
                 Revenue Bonds, Series 12, 7.500%, 12/01/13                                 6/99 at 102       AAA        7,376,687

   10,000,000   Massachusetts Turnpike Authority, Metropolitan Highway System
                 Revenue Bonds, 1997 Series C (Senior), 5.000%, 1/01/37                     1/07 at 102       AAA        9,774,300
------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 2.4%

    4,380,000   Board of Control of Grand Valley State University, Michigan, General
                 Revenue and Refunding Bonds, Series 1997, 5.250%, 10/01/22                10/07 at 101       AAA        4,462,913

   16,500,000   Michigan State Hospital Finance Authority, Revenue and Refunding Bonds
                 (St. John Health System), Series 1998A, 5.000%, 5/15/28                    5/08 at 101       AAA       16,138,320
------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 1.3%

    9,775,000   Minneapolis/Saint Paul Housing Finance Board (Single Family Mortgage
                 Revenue Bonds (Minneapolis/Saint Paul Family Housing Program, Phase VI),
                 8.300%, 8/01/21 (Alternative Minimum Tax)                                  8/00 at 100       AAA        9,993,276

    1,403,000   City of St. Louis Park, Minnesota, Single Family Residential Mortgage
                 Revenue Refunding Bonds (GNMA Mortgage-Backed Securities Program),
                 Series 1991-A, 7.250%, 4/20/23                                             4/01 at 102       Aaa        1,478,538

    Principal                                                                              Optional Call                Market
       Amount   Description                                                                Provisions*   Ratings**       Value
--------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 2.6%

$   2,545,000   Harrison County, Wastewater Management District (Mississippi), Wastewater
                 Treatment Facilities Revenue Refunding Bonds, Series 1991A,
                 8.500%, 2/01/13                                                           No Opt. Call    AAA      $3,557,477

    2,715,000   Harrison County, Wastewater Management District (Mississippi), Wastewater Treatment
                 Facilities Revenue Refunding Bonds, Series 1991B, 7.750%, 2/01/14         No Opt. Call    AAA       3,604,868

    4,725,000   Mississippi Housing Finance Corporation, Single Family Mortgage Purchase
                 Revenue Bonds, Series 1989 (GNMA Mortgage-Backed Securities Program),
                 8.250%, 10/15/18 (Alternative Minimum Tax)                                10/99 at 102    AAA       4,932,428

    8,700,000   Mississippi Home Corporation, Single Family Mortgage Revenue Bonds,
                 Series 1996C, 7.600%, 6/01/29 (Alternative Minimum Tax)                    6/06 at 105    Aaa       9,939,576
--------------------------------------------------------------------------------------------------------------------------------
                Missouri - 0.6%

    5,000,000   St. Louis Municipal Finance Corporation, City Justice Center, Leasehold
                 Revenue Improvement Bonds, Series 1996A (City of St. Louis, Missouri,
                 Lessee), 6.000%, 2/15/19                                                   2/06 at 102    AAA       5,591,800
--------------------------------------------------------------------------------------------------------------------------------
                Nevada - 2.1%

    3,270,000   Clark County, Nevada, Industrial Development Revenue Bonds (Nevada Power
                 Company Project), Series 1990, 7.800%, 6/01/20 (Alternative Minimum Tax)   6/00 at 102    AAA       3,522,869

   13,185,000   Washoe County, Nevada, Hospital Refunding Revenue Bonds (Washoe Medical
                 Center, Inc. Project), Series 1994A, 6.000%, 6/01/19                       6/04 at 102    AAA      14,470,801
--------------------------------------------------------------------------------------------------------------------------------
                New Jersey - 0.5%

    3,750,000   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
                 Monmouth Medical Center Issue, Series C, 6.250%, 7/01/24                   7/04 at 102    AAA       4,176,113
--------------------------------------------------------------------------------------------------------------------------------
                New Mexico - 2.6%

    5,000,000   City of Albuquerque, New Mexico, Airport Revenue Bonds, Series 1995A,
                 6.600%, 7/01/16 (Alternative Minimum Tax)                                  7/00 at 105    AAA       5,441,150

    6,000,000   City of Farmington, New Mexico, Pollution Control Refunding Revenue Bonds
                 (Southern California Edison Company Four Corners Project),
                 1991 Series A, 7.200%, 4/01/21                                             4/01 at 102     A+       6,520,140

    3,850,000   New Mexico Mortgage Finance Authority, Multifamily Housing Refunding
                 Revenue Bonds, 1990 Series A - Tax-Exempt (Fannie Mae Collateralized),
                 7.625%, 1/01/24                                                            1/01 at 102    AAA       4,110,145

    5,750,000   City of Santa Fe, New Mexico, Revenue Bonds, Series 1994A,
                 6.300%, 6/01/24 (Pre-refunded to 6/01/04)                                  6/04 at 100    AAA       6,437,988
--------------------------------------------------------------------------------------------------------------------------------
                New York - 12.4%

                The City of New York, General Obligation Bonds, Fiscal 1991 Series A:
    2,000,000    8.000%, 3/15/11                                                        3/00 at 101 1/2    AAA       2,144,200
    6,000,000    7.250%, 3/15/19                                                        3/00 at 101 1/2    AAA       6,364,140

   17,700,000   New York City Housing Development Corporation, Multi-Unit Mortgage
                 Refunding Bonds (FHA Insured Mortgage Loans), 1991 Series A,
                 7.250%, 6/01/19                                                            6/01 at 102    AAA      18,947,496

   10,335,000   New York City, New York, Municipal Water Finance Authority, Water and
                 Sewer System Revenue Bonds, Fiscal 1996 Series A, 6.000%, 6/15/25
                 (Pre-refunded to 6/15/05)                                                  6/05 at 101    AAA      11,648,268

    5,000,000   New York City Transit Authority, Transit Facilities Revenue Bonds,
                 Series 1990 (Livingston Plaza Project), 7.500%, 1/01/20
                 (Pre-refunded to 1/01/00)                                                  1/00 at 102    AAA       5,330,950

    7,000,000   New York State Energy Research and Development Authority, Facilities
                 Refunding Revenue Bonds, Series 1995 A (Consolidated Edison Company
                 of New York, Inc. Project), 6.100%, 8/15/20                                7/05 at 102     A+       7,634,480

   11,950,000   New York State Finance Agency, Housing  Project Mortgage Revenue Bonds,
                 1996 Series A Refunding, 6.125%, 11/01/20                                  5/06 at 102    AAA      13,033,985

   20,250,000   New York State Medical Care Facilities Finance Agency,
                 St. Luke's-Roosevelt Hospital Center FHA-Insured Mortgage Revenue Bonds,
                 1989 Series B, 7.450%, 2/15/29 (Pre-refunded to 2/15/00)                   2/00 at 102    AAA      21,663,248

   12,000,000   New York State Medical Care Facilities Finance Agency, New York Hospital
                 FHA-Insured Mortgage Revenue Bonds, 1994 Series A, 6.900%, 8/15/34
                 (Pre-refunded to 2/15/05)                                                  2/05 at 102    AAA      14,118,960

    6,055,000   New York State Medical Care Facilities Finance Agency, Hospital and
                 Nursing Home Insured Mortgage Revenue Bonds, 1989 Series A,
                 7.600%, 2/15/29                                                            2/99 at 102    AA        6,246,883

    Principal                                                                              Optional Call                    Market
       Amount   Description                                                                Provisions*     Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                North Dakota - 3.3%

$  21,075,000   Mercer County, North Dakota, Pollution Control Refunding Revenue Bonds,
                 Second 1995 Series (Basin Electric Power Cooperative-Antelope Valley
                 Unit 1 and Common Facilities), 6.050%, 1/01/19                             1/05 at 102       AAA      $23,286,821

    5,000,000   Oliver County, North Dakota (Square Butte Electric Cooperative),
                 Pollution Control Revenue Refunding Bonds, Series 1998A, 5.300%, 1/01/27   1/09 at 102       AAA        5,128,250
------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 0.6%

    5,000,000   County of Lucas, Ohio, Hospital Improvement and Refunding Revenue Bonds,
                 Series 1993 (The Toledo Hospital), 5.000%, 11/15/22                       11/03 at 102       AAA        4,907,300
------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 1.4%
    1,365,000   Oklahoma Housing Finance Agency, Single Family Mortgage Revenue Bonds,
                 1991 Series A, 7.200%, 3/01/11                                             3/01 at 102       AAA        1,440,061

    9,900,000   Pottawatomie County Development Authority, Water Revenue Bonds,
                 Series 1990 (North Deer Creek Reservoir Project), 7.375%, 7/01/26
                 (Pre-refunded to 7/01/00)                                                  7/00 at 102       AAA       10,716,552
------------------------------------------------------------------------------------------------------------------------------------
                Oregon - 1.2%

   10,000,000   Oregon Health Sciences University, Insured Revenue Bonds, 1995 Series B,
                 5.250%, 7/01/25                                                            7/06 at 102       AAA       10,101,200
------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 5.1%

    7,000,000   County of Allegheny, Pennsylvania, Airport Revenue Refunding Bonds,
                 Series 1997A (Pittsburgh International Airport), 5.250%, 1/01/16
                 (Alternative Minimum Tax)                                                  1/08 at 101       AAA        7,157,290

    7,000,000   Berks County Municipal Authority (Pennsylvania), Hospital Revenue Bonds
                 (The Reading Hospital and Medical Center Project), Series B of 1994,
                 6.100%, 10/01/23                                                          10/04 at 102       AAA        7,766,710

    7,250,000   Lehigh County Industrial Development Authority, Pollution Control Revenue
                 Refunding Bonds, 1995 Series A (Pennsylvania Power and Light Company
                 Project), 6.150%, 8/01/29                                                  8/05 at 102       AAA        8,148,493

   14,190,000   City of Philadelphia, Pennsylvania, Water and Sewer Revenue Bonds,
                 Sixteenth Series, 7.000%, 8/01/21 (Pre-refunded to 8/01/01)                8/01 at 102       AAA       15,704,641

    5,000,000   Health Care Facilities Authority of Sayre (Pennsylvania), Series 1991A
                 Revenue Bonds, Guthrie Healthcare System, 7.100%, 3/01/17                  3/01 at 102       AAA        5,435,200
------------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 2.3%

   12,500,000   Rhode Island Depositors Economic Protection Corporation, Special
                 Obligation Bonds, 1991 Series A, 7.500%, 8/01/14
                 (Pre-refunded to 8/01/01)                                                  8/01 at 102       AAA       13,989,625

    5,050,000   Rhode Island Port Authority and Economic Development Corporation, Airport
                 Revenue Bonds, 1994 Series A, 6.625%, 7/01/24 (Alternative Minimum Tax)    7/04 at 102       AAA        5,677,412
------------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 0.6%

    5,170,000   The Health, Educational and Housing Facilities Board of the County of
                 Sullivan, Tennessee, Hospital Revenue Bonds, Series 1993 (Holston Valley
                 Health Care, Inc.), 5.750%, 2/15/13                                        2/03 at 102       AAA        5,581,635
------------------------------------------------------------------------------------------------------------------------------------
                Texas - 3.9%

    8,000,000   Abilene Health Facilities Development Corporation (Texas), Hospital
                 Revenue Refunding and Improvement Bonds (Hendrick Medical Center
                 Project), Series 1995C, 6.150%, 9/01/25                                    9/05 at 102       AAA        8,949,680

    4,000,000   Brazos County Health Facilities Development Corporation (Texas),
                 Franciscan Services Corporation, Obligated Group Revenue Bonds,
                 Series 1997A, 5.375%, 1/01/22                                              7/07 at 102       AAA        4,097,640

                Brazos River Authority (Texas), Revenue Refunding Bonds (Houston
                 Industries Incorporated Project), Series 1998C:
    1,750,000    5.125%, 5/01/19                                                           11/08 at 102       AAA        1,754,532
    2,000,000    5.125%, 11/01/20                                                          11/08 at 102       AAA        1,999,999

                Harris County Hospital District, Refunding Revenue Bonds, Series 1990:
    3,000,000    7.500%, 2/15/03                                                           No Opt. Call       AAA        3,297,059
    5,000,000    7.400%, 2/15/10                                                           No Opt. Call       AAA        6,080,999

    7,450,000   Matagorda County Navigation, District Number One (Texas), Pollution
                 Control Revenue Refunding Bonds (Central Power and Light Company
                 Project), Series 1995, 6.100%, 7/01/28                                     7/00 at 102       AAA        7,857,216

    Principal                                                                              Optional Call                    Market
       Amount   Description                                                                Provisions*   Ratings**           Value
----------------------------------------------------------------------------------------------------------------------------------
                Utah - 2.0%

$  10,770,000   Intermountain Power Agency (Utah), Power Supply Revenue Refunding Bonds,
                 1993 Series A, 5.000%, 7/01/23                                             7/03 at 100         A+     $10,464,454

    6,000,000   Salt Lake City, Utah, Hospital Revenue Refunding Bonds
                 (IHC Hospitals, Inc.), Series 1988 A, 8.000%, 5/15/07                      5/00 at 100        AAA       7,218,479
----------------------------------------------------------------------------------------------------------------------------------
                Vermont - 0.1%

    1,230,000   Vermont Housing Finance Agency, Single Family Housing Bonds, Series 9,
                 6.000%, 5/01/37 (Alternative Minimum Tax)                              6/07 at 101 1/2        AAA       1,304,119
----------------------------------------------------------------------------------------------------------------------------------

$ 789,113,000   Total Investments - (cost $777,485,367) - 98.3%                                                        848,625,493
=============   ------------------------------------------------------------------------------------------------------------------
                Temporary Investments in Short-Term Municipal Securities - 0.2%

$   1,600,000   Geisinger Authority Health System, Series 1998B, Variable Rate
                Demand Bonds, 3.700%, 8/15/28+                                                              VMIG-1       1,600,000

      500,000   Illinois Health Facilities Authority, The University of Chicago Hospitals,
                 Series 1998, Variable Rate Demand Bonds, 3.700%, 8/01/26+
                                                                                                            VMIG-1         500,000
----------------------------------------------------------------------------------------------------------------------------------
$  2,100,000    Total Temporary Investments - 0.2%                                                                       2,100,000
============    ------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                    12,453,858
                ------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $863,179,351
                ==================================================================================================================

All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance, or are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities, any of which ensure the timely payment of principal and interest.

* Optional Call Provisions (not covered by the report of independent auditors):
Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                See accompanying notes to financial statements.

                        Portfolio of Investments
                        Nuveen Insured Municipal Opportunity Fund, Inc. (NIO)
                        October 31, 1998
    Principal                                                                              Optional Call                    Market
       Amount   Description                                                                Provisions*        Ratings**      Value
------------------------------------------------------------------------------------------------------------------------------------
                Alabama - 2.2%

$   3,850,000   Alabama Housing Finance Authority, Multifamily Housing Revenue Refunding
                 Bonds (GNMA Collateralized - Royal Hills), 1995 Series F,
                 6.500%, 7/20/30                                                            7/05 at 103       Aaa       $4,207,665

   11,000,000   The Special Care Facilities Financing Authority of the City of
                 Birmingham (Alabama), Baptist Medical Centers Revenue Bonds,
                 Series 1995-B (Baptist Health System, Inc.) , 5.875%, 11/15/20             5/05 at 102       AAA       11,414,370

                The Special Care Facilities Financing Authority of the City of
                Birmingham (Alabama), Baptist Medical Centers Revenue Bonds,
                Series 1996-A (Baptist Health System, Inc.):
    7,465,000    5.875%, 11/15/19                                                          11/06 at 102       AAA        7,736,875
   10,000,000    5.875%, 11/15/26                                                          11/06 at 102       AAA       10,325,100

    3,745,000   City of Demopolis, Alabama, General Obligation Warrants,
                 Series 1991, 6.900%, 6/01/16 (Pre-refunded to 6/01/01)                     6/01 at 102       AAA        4,120,511

    4,250,000   County Board of Education of Shelby County, Alabama, Capital Outlay
                 Refunding School Warrants, Series 1995, 5.875%, 2/01/17                    2/05 at 102       AAA        4,577,463
------------------------------------------------------------------------------------------------------------------------------------
                Alaska - 1.1%

    4,000,000   Alaska Energy Authority, Power Revenue Bonds, Second Series
                 (Bradley Lake Hydroelectric Project), 7.250%, 7/01/21                      7/00 at 102       AAA        4,292,280

   15,950,000   Alaska State Housing Finance Corporation, Governmental Purpose Bonds,
                 1995 Series A, 5.875%, 12/01/30                                           12/05 at 102       AAA       16,815,447
------------------------------------------------------------------------------------------------------------------------------------
                Arizona - 1.0%

    5,000,000   Coconino County, Arizona, Pollution Control Corporation, Pollution
                 Control Revenue Refunding Bonds (Arizona Public Service Company),
                 1993 Series A, 5.875%, 8/15/28                                             8/03 at 102        A-        5,181,900

   11,625,000   The Industrial Development Authority of the County of Pima (Arizona),
                 Industrial Development Lease Obligation Refunding Revenue Bonds,
                 1988 Series A (Irvington Project), 7.250%, 7/15/10                         1/02 at 103       AAA       13,004,771
------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 0.7%

   11,920,000   Arkansas Development Finance Authority, Single Family Mortgage Revenue
                 Bonds, 1990 Series A (GNMA-Backed Securities Program), 7.400%, 9/01/23
                 (Alternative Minimum Tax)                                                  9/01 at 102       AAA       12,723,408
------------------------------------------------------------------------------------------------------------------------------------
                California - 10.0%

    6,135,000   California Housing Finance Agency, Housing Revenue Bonds (Insured),
                 1994 Series C, 6.250%, 8/01/25                                             8/04 at 102       AAA        6,548,806

    5,000,000   California Housing Finance Agency, Multifamily Housing Revenue
                 Bonds III, 1998 Series B, 5.500%, 8/01/39 (Alternative Minimum Tax)    8/08 at 101 1/2       AAA        5,125,800

                California Health Facilities Financing Authority, Insured Health
                Facility Revenue Bonds, 1991 Series D (Catholic Healthcare
                West):
    9,000,000    6.500%, 7/01/16 (Pre-refunded to 7/01/01)                                  7/01 at 102       AAA        9,861,750
   14,000,000    6.650%, 7/01/21 (Pre-refunded to 7/01/01)                                  7/01 at 102       AAA       15,393,560

                California Rural Home Mortgage Finance Authority, Single Family
                Mortgage Revenue Bonds (Mortgage-Backed Securities Program),
                1996 Series A:
    3,475,000    7.550%, 11/01/26 (Alternative Minimum Tax)                                No Opt. Call       AAA        3,975,921
    2,885,000    7.750%, 5/01/27 (Alternative Minimum Tax)                                 No Opt. Call       AAA        3,354,793

    7,000,000   California Statewide Communities Development Authority, Certificates of Participation,
                 Huntington Memorial Hospital, 5.800%, 7/01/26                              7/06 at 102       AAA        7,477,260

    3,100,000   Campbell Union School District, Santa Clara County, California, 1994 General Obligation Bonds,
                 Series A, 6.250%, 8/01/19 (Pre-refunded to 8/01/04)                        8/04 at 102       AAA        3,555,359

    8,200,000   Castaic Lake Water Agency (California), Refunding Revenue Certificates of Participation
                 (Water System Improvement Projects), Series 1994A, 6.300%, 8/01/20         8/04 at 102       AAA        9,180,228

   11,750,000   East Bay Municipal Utility District (Alameda and Contra Costa Counties, California), Water System
                Subordinated Revenue Refunding Bonds, Series 1993A, 5.000%, 6/01/21         6/03 at 102       AAA       11,741,540

    Principal                                                                              Optional Call                    Market
       Amount   Description                                                                Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                California (continued)

$   5,500,000   Fallbrook Union High School District (San Diego County, California),
                 1994 General Obligation Bonds, Series A, 6.250%, 9/01/19
                 (Pre-refunded to 9/01/04)                                                  9/04 at 102       AAA       $6,317,025

    6,530,000   La Quinta Financing Authority, Local Agency Revenue Bonds, Series 1991
                 (City Hall Project), 6.650%, 10/01/18 (Pre-refunded to 10/01/00)          10/00 at 102       AAA        7,061,803

    9,000,000   County of Orange, California, Refunding Recovery Bonds, 1995 Series A,
                 5.750%, 6/01/15                                                            6/05 at 102       AAA        9,777,060

   12,500,000   County of Orange, California, 1996 Recovery Certificates of Participation,
                 Series A, 6.000%, 7/01/26                                                  7/06 at 102       AAA       14,033,500

    6,500,000   City of Salinas, California, Housing Facility Refunding Revenue Bonds,
                 Series 1994A (GNMA Collateralized - Villa Serra Project),
                 6.600%, 7/20/30                                                            7/04 at 102       AAA        7,034,950

   18,000,000   Airports Commission, City and County of San Francisco, California,
                 San Francisco International Airport, Second Series Revenue Bonds,
                 Issue 13B, 5.500%, 5/01/26 (Alternative Minimum Tax)                       5/06 at 101       AAA       18,623,520

    8,500,000   Airports Commission, City and County of San Francisco, California,
                 San Francisco International Airport, Second Series Revenue Bonds,
                 Issue 11 (Noise Insulation Program), 6.250%, 5/01/26
                 (Alternative Minimum Tax)                                                  5/05 at 101       AAA        9,366,490

   20,395,000   San Joaquin Hills Transportation Corridor Agency, Toll Road Refunding
                 Revenue Bonds, Series 1997A, 5.250%, 1/15/30                               1/07 at 102       AAA       20,903,855

   11,000,000   Santa Ana Financing Authority, Police Administration and Housing Facility
                 Lease Revenue Bonds, Series 1994A, 6.250%, 7/01/24                        No Opt. Call       AAA       13,218,810

    5,500,000   Santa Clara County Financing Authority, Lease Revenue Bonds (VMC Facility
                 Replacement Project), 1994 Series A, 6.750%, 11/15/20
                 (Pre-refunded to 11/15/04)                                                11/04 at 102       AAA        6,487,140
------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 0.8%

   14,150,000   Board of Water Commissioners, City and County of Denver, Colorado,
                 Certificates of Participation, Series 1991, 6.625%, 11/15/11              11/01 at 101       AAA       15,403,266
------------------------------------------------------------------------------------------------------------------------------------
                Connecticut - 0.2%

    2,500,000   State of Connecticut, Health and Educational Facilities Authority,
                 Revenue Bonds, Choate Rosemary Hall Issue, Series A, 7.000%, 7/01/25
                 (Pre-refunded to 7/01/04)                                                  7/04 at 101       AAA        2,915,550
------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 2.2%

   19,355,000   District of Columbia (Washington, D.C.), General Obligation Bonds
                 (Series 1989A), 7.500%, 6/01/09 (Pre-refunded to 6/01/99)                  6/99 at 102       AAA       20,245,717

    6,000,000   District of Columbia, Hospital Improvement and Refunding Revenue Bonds
                 (Children's Hospital Issue), Series 1992A, 6.250%, 7/15/19                 7/02 at 102       AAA        6,534,780

    4,860,000   District of Columbia Housing Finance Agency, Collateralized Single
                 Family Mortgage Revenue Bonds, Series 1988C, 7.850%, 12/01/22
                 (Alternative Minimum Tax)                                                  6/00 at 102       AAA        5,067,716

    4,820,000   District of Columbia Housing Finance Agency, Collateralized Single
                 Family Mortgage Revenue Bonds, Series 1990B, 7.100%, 12/01/24
                 (Alternative Minimum Tax)                                                 12/01 at 102       AAA        5,093,439

    5,000,000   District of Columbia, Revenue Bonds (The American College of
                 Obstetricians and Gynecologists Issue), Series 1991, 6.500%, 8/15/18       8/01 at 102       AAA        5,433,600
------------------------------------------------------------------------------------------------------------------------------------
                Florida - 1.2%

    2,189,000   Housing Finance Authority of Dade County (Florida), Single Family
                 Mortgage Revenue Refunding Bonds, 1991 Series D, 6.950%, 12/15/12         12/01 at 102       AAA        2,327,454

    2,745,000   Escambia County Housing Finance Authority (Florida), Single Family
                 Mortgage Revenue Bonds (Multi-County Program), Series 1995,
                 6.950%, 10/01/27 (Alternative Minimum Tax)                                 4/05 at 102       AAA        2,980,878

    8,800,000   Florida Housing Finance Agency, Home Ownership Revenue Refunding Bonds,
                 1987 Series G1, 8.595%, 11/01/17                                          No Opt. Call       AAA       10,419,024

    7,000,000   City of South Miami (Florida), Health Facilities Revenue Bonds,
                 Series 1998 (Baptist Health Systems Obligated Group),
                 5.000%, 11/15/28 (WI)                                                     11/08 at 101       AAA        6,908,720
------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 1.0%

    8,315,000   The Fulton-De Kalb Hospital Authority, Georgia, Revenue Certificates,
                 Series 1991 (Grady Memorial Hospital), 6.900%, 1/01/15
                 (Pre-refunded to 1/01/01)                                                  1/01 at 102       AAA        9,039,569

    Principal                                                                              Optional Call                    Market
       Amount   Description                                                                Provisions*       Ratings**       Value
------------------------------------------------------------------------------------------------------------------------------------
                Georgia (continued)

$   5,000,000   The Hospital Authority of Hall County and The City of Gainesville,
                 Revenue Anticipation Certificates (Northeast Georgia Healthcare
                 Project), Series 1995, 6.000%, 10/01/20                                   10/05 at 102         AAA     $5,554,500

    5,000,000   The Glynn-Brunswick Memorial Hospital Authority, Revenue Anticipation
                 Certificates (Southeast Georgia Health Systems Project), Series 1996,
                 5.250%, 8/01/13                                                            8/06 at 102         AAA      5,218,750
------------------------------------------------------------------------------------------------------------------------------------
                Hawaii - 1.4%

   24,250,000   Department of Budget and Finance of the State of Hawaii, Special Purpose
                 Revenue Bonds (Hawaii Electric Company, Inc. and Subsidiaries Project),
                 Series 1996A, 6.200%, 5/01/26 (Alternative Minimum Tax)                    5/06 at 101         AAA     26,755,268
------------------------------------------------------------------------------------------------------------------------------------
                Idaho - 0.6%

                Idaho Housing Agency, Single Family Mortgage Bonds, 1994 Series B:
    2,870,000    6.750%, 7/01/22                                                           No Opt. Call          Aa      3,234,347
    2,755,000    6.900%, 7/01/26 (Alternative Minimum Tax)                                 No Opt. Call          Aa      3,157,230

    4,305,000   Idaho Housing Agency, Single Family Mortgage Bonds, 1995 Series B,
                 6.600%, 7/01/27 (Alternative Minimum Tax)                                  1/05 at 102         Aaa      4,615,778
------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 9.7%

    6,515,000    City of Berwyn, Illinois, Revenue Bonds, Series 1991 (MacNeal
                 Memorial Hospital Association Project), 7.000%, 6/01/15
                 (Pre-refunded to 6/01/01)                                                  6/01 at 102         AAA      7,173,341

    4,055,000   Central Lake County Joint Action Water Agency, Lake County, Illinois,
                 General Obligation Water Refunding Bonds, Series 1992, 6.000%, 2/01/19     2/03 at 102          Aa      4,313,385

   10,000,000   City of Chicago (Illinois), General Obligation Adjustable Rate Bonds,
                 Central Public Library Project, Series C of 1988, 6.850%, 1/01/17
                 (Pre-refunded to 7/01/02)                                              7/02 at 101 1/2         AAA     11,209,700

   15,000,000   Chicago School Reform Board of Trustees of the Board of Education
                 of the City of Chicago, Illinois, Unlimited Tax General Obligation Bonds
                 (Dedicated Tax Revenues), Series 1997A, 5.250%, 12/01/27                  12/07 at 102         AAA     15,219,750

    6,500,000   City of Chicago (Illinois), Chicago Midway Airport Revenue Bonds,
                 Series 1998A, 5.125%, 1/01/31 (Alternative Minimum Tax)                    1/09 at 101         AAA      6,339,450

    5,750,000   City of Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 1990,
                 6.500%, 1/01/16 (Pre-refunded to 1/01/01)                                  1/01 at 100         AAA      6,098,968

    8,000,000   City of Chicago, Water Revenue Bonds, Series 1995,
                 5.000%, 11/01/25                                                          11/06 at 102         AAA      7,854,640

                The County of Cook, Illinois, General Obligation Bonds, Series 1991:
   18,430,000    6.750%, 11/01/18 (Pre-refunded to 11/01/01)                               11/01 at 102         AAA     20,400,720
   26,475,000    6.250%, 11/01/21 (Pre-refunded to 11/01/01)                               11/01 at 102         AAA     28,932,145

    6,370,000   City of Decatur, Macon County, Illinois (Decatur Memorial Hospital),
                 Hospital Facility Revenue Bonds, Series 1991B, 7.750%, 10/01/21
                 (Pre-refunded to 10/01/01)                                                10/01 at 102         AAA      7,204,279

                Board of Governors of State Colleges and Universities, Eastern
                Illinois University, Auxiliary Facilities System Revenue Bonds,
                Series 1989:
   12,355,000    0.000%, 10/01/09                                                      10/04 at 74 1/16         AAA      6,943,757
   16,470,000    0.000%, 4/01/16                                                       10/04 at 47 1/16         AAA      5,750,501

    2,065,000   Illinois Housing Development Authority, Residential Mortgage Revenue
                 Bonds, 1989 Series A, 7.400%, 2/01/20 (Alternative Minimum Tax)            8/99 at 102         Aa1      2,123,708

   20,000,000   Illinois Health Facilities Authority, Brokaw-Mennonite Association,
                 Revenue Refunding Bonds, Series 1992 (BroMenn Healthcare),
                 6.250%, 8/15/18                                                            8/02 at 102         AAA     21,811,400

    3,500,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1990
                 (Alexian Brothers Medical Center, Inc. Project), 7.125%, 1/01/21           1/01 at 102         AAA      3,787,175

    2,500,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1991
                 (Memorial Medical Center System Project), Springfield, Illinois,
                 7.100%, 10/01/21 (Pre-refunded to 10/01/01)                               10/01 at 102         AAA      2,783,250

                State of Illinois, Civic Center Bonds (Dedicated Tax Revenue),
                Series 1990-A:
    1,385,000    7.000%, 12/15/10 (Pre-refunded to 12/15/00)                               12/00 at 102         AAA      1,510,800
    3,615,000    7.000%, 12/15/10                                                          12/00 at 102         AAA      3,925,022


    Principal                                                                              Optional Call                      Market
       Amount   Description                                                                Provisions*           Ratings**    Value

------------------------------------------------------------------------------------------------------------------------------------
                Illinois (continued)

                Participations, The State of Illinois, Department of Central Management
                Services, Illinois Student Assistance Commission:
$   2,965,000    6.875%, 7/01/07                                                            7/02 at 102           AAA     $3,317,301
    6,085,000    6.950%, 7/01/13                                                            7/02 at 102           AAA      6,777,960

    4,560,000   County of Macon, Illinois, Revenue Bonds, Millikin University,
                 Series 1995, 6.250%, 10/01/16                                             10/05 at 100           AAA      5,105,923

    5,000,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry
                 and Will Counties, Illinois, General Obligation Bonds, Series 1994D,
                 6.750%, 6/01/25 (Pre-refunded to 6/01/04)                                  6/04 at 102           AAA      5,790,850

------------------------------------------------------------------------------------------------------------------------------------
                Indiana -4.8%

   10,500,000   Hospital Authority of the City of Fort Wayne, Indiana, Revenue Bonds,
                 Series 1992 (Parkview Memorial Hospital, Inc. Project), 6.400%, 11/15/22  11/02 at 102            A+     11,358,270

    7,750,000   Indiana Health Facility Financing Authority Hospital Revenue Bonds,
                 Series 1997A (Sisters of St. Francis Health Services, Inc. Project),
                 5.375%, 11/01/27                                                          11/07 at 102           AAA      7,878,805

    2,600,000   Indiana Health Facility Financing Authority, Hospital Revenue Bonds,
                 Series 1991 (Community Hospitals of Indiana), 7.000%, 7/01/21
                 (Pre-refunded to 7/01/01)                                                  7/01 at 102           AAA      2,868,424

   10,000,000   Indiana Health Facility Financing Authority, Hospital Revenue Refunding
                 and Improvement Bonds, Series 1995 (Community Hospitals Projects),
                 5.700%, 5/15/22                                                            5/06 at 102           AAA     10,599,800

    1,875,000   Indiana Housing Finance Authority, Single Family Mortgage Revenue Bonds
                 (GNMA Collateralized Home Mortgage Program), 1990 Series B,
                 7.800%, 1/01/22 (Alternative Minimum Tax)                                  7/00 at 102           Aaa      1,963,125

      685,000   Indiana Housing Finance Authority, Single Family Mortgage Revenue Bonds
                 (GNMA Collateralized Home Mortgage Program), 1990 Series D,
                 7.800%, 1/01/22 (Alternative Minimum Tax)                                  7/00 at 102           Aaa        715,633

   12,250,000   City of Lawrenceburg, Indiana, Pollution Control Revenue Refunding Bonds
                 (Indiana Michigan Power Company Project), Series D, 7.000%, 4/01/15        4/02 at 102           AAA     13,570,918

   12,950,000   Marion County Convention and Recreational Facilities Authority (Indiana),
                 Excise Taxes Lease Rental Revenue Bonds, Series 1991B, 7.000%, 6/01/21
                 (Pre-refunded to 6/01/01)                                                  6/01 at 102           AAA     14,261,965

    9,545,000   New Prairie School Building Corporation (LaPonte and St. Joseph Counties,
                 Indiana), First Mortgage Bonds, Series 1994, 7.200%, 7/15/21
                 (Pre-refunded to 7/15/04)                                                  7/04 at 102           AAA     11,282,954

   14,000,000   Holy Cross Health System Corporation, Indiana Hospital Revenue Bonds
                 Issues, Hospital Authority of St. Joseph County, Hospital Revenue
                 Refunding Bonds, Series 1991 (Holy Cross Parkview Hospital, Inc.),
                 7.000%, 12/01/12 (Pre-refunded to 12/01/01)                               12/01 at 102           AAA     15,610,420

------------------------------------------------------------------------------------------------------------------------------------
                Iowa - 1.3%

    5,000,000   City of Davenport, Iowa, Hospital Facility Revenue Bonds (Mercy Hospital
                 Project), Series 1992, 6.250%, 7/01/22 (Pre-refunded to 7/01/02)           7/02 at 102           AAA      5,521,750

   11,400,000   City of Davenport, Iowa, Insured Hospital Revenue Bonds (St. Luke's
                 Hospital), 1990 Series A, 7.400%, 7/01/20 (Pre-refunded to 7/01/00)        7/00 at 102           AAA     12,338,790

    7,000,000   Polk County, Iowa, Health Facilities Revenue Bonds, Catholic Health
                 Corporation (Mercy Health Center of Central Iowa Project), Series 1991,
                 6.750%, 11/01/15 (Pre-refunded to 11/01/01)                               11/01 at 101           AAA      7,685,580

------------------------------------------------------------------------------------------------------------------------------------
                Kansas - 0.1%

    1,880,000   Sedgwick County, Kansas, and Shawnee County, Kansas, GNMA Collateralized
                 Mortgage Revenue Bonds, Senior 1991 Series A, 7.300%, 12/01/12             6/01 at 103           Aaa      1,997,199

------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 1.2%

   10,000,000   City of Danville, Kentucky, Multi-City Lease Revenue Bonds (Louisville
                 and Jefferson County Metropolitan Sewer District Sewer and Drainage
                 System Revenue Project), Series 1991-G, 6.800%, 3/01/19
                 (Pre-refunded to 3/01/02)                                                  3/02 at 102           AAA     11,156,300

   53,000,000   Jefferson County, Kentucky, Capital Projects Corporation, Lease
                 Revenue Bonds, Series 1989B, 0.000%, 8/15/19
                 (Pre-refunded to 2/15/01)                                             2/01 at 24 11/16           AAA     11,999,730

------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 2.7%

   15,650,000   Louisiana Public Facilities Authority, Hospital Revenue Refunding Bonds
                 (Southern Baptist Hospital Project), Series 1992, 6.800%, 5/15/12
                 (Pre-refunded to 5/15/02)                                                  5/02 at 102           AAA     17,533,947

    Principal                                                                              Optional Call                   Market
       Amount   Description                                                                Provisions*        Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------
                Louisiana (continued)

$   5,670,000   Louisiana Public Facilities Authority, Hospital Revenue Bonds
                 (Franciscan Missionaries of Our Lady Health System Project),
                 Series 1998A, 5.000%, 7/01/25                                              7/08 at 101       AAA       $5,567,146

    5,775,000   Louisiana Public Facilities Authority, Hospital Revenue Bonds
                 (Franciscan Missionaries of Our Lady Health System Project),
                 Series 1998C, 5.000%, 7/01/28                                              7/08 at 101       AAA        5,665,102

    5,340,000   Public Improvement Bonds, Issue of 1992, City of New Orleans, Louisiana,
                 7.000%, 9/01/19 (Pre-refunded to 9/01/02)                                  9/02 at 100       AAA        5,966,916

    8,995,000   Orleans Levee District (A Political Subdivision of the State of
                 Louisiana), Public Improvement Bonds, Series 1986, 5.950%, 11/01/15       12/05 at 103       AAA        9,914,469

    3,000,000   Parish of St. Charles, State of Louisiana, Pollution Control Revenue
                 Bonds (Louisiana Power and Light Company Project), Series 1991,
                 7.500%, 6/01/21 (Alternative Minimum Tax)                                  6/01 at 102       AAA        3,302,040

    3,500,000   Hospital Service District No. 1 of the Parish of Tangipahoa,
                 State of Louisiana, Hospital Revenue Bonds (Series 1994),
                 6.250%, 2/01/24                                                            2/04 at 102       AAA        3,876,180

------------------------------------------------------------------------------------------------------------------------------------
                Maine - 0.6%

   10,500,000   Maine Health and Higher Educational Facilities Authority, Revenue Bonds,
                 Series 1991, 6.375%, 7/01/21                                               7/01 at 102       AAA       11,320,575

------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 4.8%

    5,050,000   Massachusetts Health and Educational Facilities Authority, Revenue
                 Bonds, Fallon Healthcare System Issue, Series A, 6.750%, 6/01/20
                 (Pre-refunded to 6/01/01)                                                  6/01 at 102       AAA        5,532,023

    6,000,000   Massachusetts Health and Educational Facilities Authority, Revenue
                 Bonds, Brigham and Women's Hospital Issue, Series D,
                 6.750%, 7/01/24 (Pre-refunded to 7/01/01)                                  7/01 at 102       AAA        6,589,680

   10,500,000   Massachusetts Health and Educational Facilities Authority, Revenue
                 Bonds, New England Medical Center Hospitals Issue, Series F,
                 6.625%, 7/01/25                                                            7/02 at 102       AAA       11,580,555

    5,850,000   Massachusetts Health and Educational Facilities Authority, Revenue
                 Bonds, South Shore Hospital Issue, Series D, 6.500%, 7/01/22               7/02 at 102       AAA        6,427,337

    8,400,000   Massachusetts Health and Educational Facilities Authority, Revenue
                 Bonds, Berkshire Health Systems Issue, Series D, 6.000%, 10/01/13         10/05 at 102       AAA        9,278,388

    7,000,000   Massachusetts Health and Educational Facilities Authority Revenue
                 Bonds, Baystate Medical Center Issue, Series E, 6.000%, 7/01/26            7/06 at 102       AAA        7,810,040

   20,000,000   Massachusetts Health and Educational Facilities Authority, Revenue
                 Bonds, Boston Medical Center Issue, Series A, 5.000%, 7/01/29              7/08 at 101       AAA       19,583,800

   13,590,000   Massachusetts Housing Finance Agency, Single Family Housing Revenue
                 Bonds, Series 17, 7.150%, 12/01/24 (Alternative Minimum Tax)               6/01 at 102        Aa       14,311,901

    4,020,000   Massachusetts Housing Finance Agency, Single Family Housing Revenue
                 Bonds, Series 11, 7.750%, 12/01/20 (Alternative Minimum Tax)               6/99 at 102       Aa3        4,180,076

    4,865,000   Massachusetts Housing Finance Agency, Housing Revenue Refunding
                 Bonds, 1995 Series A, 6.100%, 12/01/16                                    12/05 at 102       AAA        5,164,149

------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 5.9%

    5,930,000   Cheboygan Area Schools, Counties of Cheboygan and Presque Isle,
                 State of Michigan, 1996 School Building and State Bonds (General
                 Obligation - Unlimited Tax), 5.700%, 5/01/16                               5/07 at 100       AAA        6,408,610

   11,245,000   The Economic Development Corporation of the City of Detroit, Resource
                 Recovery Revenue Bonds, Series 1991A, 6.875%, 5/01/09
                 (Alternative Minimum Tax)                                                  5/01 at 102       AAA       12,172,038

   20,300,000   City of Detroit, Michigan, Sewage Disposal System Revenue Bonds,
                 Series 1991, 6.625%, 7/01/21 (Pre-refunded to 7/01/01)                     7/01 at 102       AAA       22,231,139

   13,500,000   City of Detroit, Michigan, Water Supply System Revenue and Revenue
                 Refunding Bonds, Series 1993, 5.000%, 7/01/23                              7/04 at 102       AAA       13,320,045

    8,000,000   Gaylord Community Schools, Counties of Otsego and Antrim,
                 State of Michigan, 1992 School Building and Site and Refunding Bonds,
                 0.000%, 5/01/21 (Pre-refunded to 5/01/07)                               5/07 at 37 3/4       AAA        2,111,920

    8,500,000   County of Jackson Hospital Finance Authority, Hospital Revenue Refunding
                 Bonds (W. A. Foote Memorial Hospital, Jackson Michigan),
                 Series 1993A, 5.250%, 6/01/23                                              6/03 at 102       AAA        8,548,960

   10,880,000   Lincoln Consolidated School District, Counties of Washtenaw and Wayne,
                 State of Michigan, 1998 School Building and Site Bonds (General
                 Obligation - Unlimited Tax), 5.000%, 5/01/28 (WI)                          5/08 at 100       AAA       10,649,279

    Principal                                                                              Optional  Call                  Market
       Amount   Description                                                                Provisions*      Ratings**       Value
------------------------------------------------------------------------------------------------------------------------------------
                Michigan (continued)

$   3,000,000   Michigan State Hospital Finance Authority, Revenue and Refunding Bonds
                 (MidMichigan Obligated Group), Series 1997A, 5.125%, 6/01/24              12/07 at 102       AAA       $2,957,790

    3,640,000   Michigan State Housing Development Authority, Rental Housing Revenue
                 Bonds, 1991 Series A, 7.150%, 4/01/10 (Alternative Minimum Tax)            1/02 at 102       AA-        3,920,862

   10,000,000   Michigan Strategic Fund Limited Obligation Refunding Revenue Bonds
                 (The Detroit Edison Company Pollution Control Bonds Project),
                 Collateralized Series 1991DD, 6.875%, 12/01/21                            12/01 at 102       AAA       10,981,600

   27,000,000   Okemos Public School, County of Ingham, State of Michigan, 1991 School
                 Building and Site Bonds, Series I, 0.000%, 5/01/21
                 (Pre-refunded to 5/01/06)                                             5/06 at 34 17/32       AAA        6,838,020

    2,975,000   Tecumseh Public Schools, County of Lenawee, State of Michigan,
                 1998 School Building and Site Bonds (General Obligation -
                 Unlimited Tax), 5.000%, 5/01/21 (DD)                                       5/08 at 100       AAA        2,941,323

    7,590,000   Western Townships Utilities Authority, Sewage Disposal System Refunding
                 Bonds, Series 1991, 6.500%, 1/01/19                                        1/02 at 100       AAA        8,154,924

------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 0.7%

    6,635,000   Minnesota Housing Finance Agency, Single Family Mortgage Bonds,
                 1994 Series M, 6.700%, 7/01/26 (Alternative Minimum Tax)                   1/04 at 102        AA        7,101,042

    5,000,000   Minnesota Housing Finance Agency, Single Family Mortgage Bonds,
                 1992 Series E, 6.850%, 1/01/24 (Alternative Minimum Tax)                   7/02 at 102       AA+        5,315,000

------------------------------------------------------------------------------------------------------------------------------------
                Missouri - 0.5%

    2,965,000   Missouri Housing Development Commission, Single Family Mortgage
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program),
                 Series 1989A, 7.900%, 2/01/21 (Alternative Minimum Tax)                    2/99 at 102       AAA        3,039,362

    5,295,000   Missouri Housing Development Commission, Single Family Mortgage
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program),
                 1991 Series C, 6.900%, 7/01/18                                             1/02 at 102       AAA        5,633,192

------------------------------------------------------------------------------------------------------------------------------------
                Montana - 1.5%

   26,000,000   City of Forsyth, Rosebud County, Montana, Pollution Control Revenue
                 Refunding Bonds (Puget Sound Power and Light Company Colstrip Project),
                 Series 1992, 6.800%, 3/01/22                                               3/02 at 102       AAA       28,590,380

------------------------------------------------------------------------------------------------------------------------------------
                Nebraska - 0.2%

    4,000,000   Hospital Authority No.1 of Lancaster County, Nebraska, Hospital Revenue
                 Bonds, Series 1997B (Bryan Memorial Hospital Project), 5.375%, 6/01/22     6/08 at 101       AAA        4,114,560

------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 2.9%

   29,775,000   Clark County, Nevada, Industrial Development Revenue Bonds (Nevada Power
                 Company Project), Series 1990, 7.800%, 6/01/20 (Alternative Minimum Tax)   6/00 at 102       AAA       32,077,501

   11,000,000   Clark County, Nevada, Las Vegas-McCarran International Airport Passenger
                 Facility Charge Revenue Bonds, 1992 Series A, 6.000%, 7/01/22
                 (Pre-refunded to 7/01/02)                                                  7/02 at 102       AAA       12,058,310

    5,725,000   Nevada Housing Division, Single Family Program Bonds, 1994 Issue B-1
                 Senior Bonds, 6.700%, 10/01/17                                             4/04 at 102       Aa2        6,125,407

    4,415,000   Nevada Housing Division, 6.950%, 10/01/26 (Alternative Minimum Tax)         4/04 at 102       Aa2        4,749,039


------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 0.3%

    4,950,000   New Hampshire Higher Educational and Health Facilities Authority,
                 Hospital Revenue Bonds, Lakes Region Hospital Association Issue,
                 Series 1993, 5.750%, 1/01/11                                               1/03 at 102       AAA        5,336,447

------------------------------------------------------------------------------------------------------------------------------------
                New York - 5.1%

   10,000,000   Long Island Power Authority (New York), Electric System General Revenue
                 Bonds, Series 1998A, 5.250%, 12/01/26                                      6/08 at 101       AAA       10,248,400

    8,265,000   The City of New York, General Obligation Bonds, Fiscal 1992 Series C,
                 Fixed Rate Bonds, Subseries C-1, 6.250%, 8/01/10
                 (Pre-refunded to 8/01/02)                                              8/02 at 101 1/2       AAA        9,111,667

   10,000,000   The City of New York, General Obligation Bonds, Fiscal 1998 Series H,
                 5.125%, 8/01/25                                                            8/08 at 101       AAA       10,034,300

   10,000,000   New York City (New York), Municipal Water Finance Authority, Water and
                 Sewer System Revenue Bonds, Fiscal 1996 Series B, 5.750%, 6/15/26          6/06 at 101       AAA       10,760,600

    Principal                                                                              Optional Call                   Market
       Amount   Description                                                                Provisions*       Ratings**      Value
------------------------------------------------------------------------------------------------------------------------------------
                New York (continued)

                Dormitory Authority of the State of New York, City University
                System Consolidated, Third General Resolution Revenue Bonds,
                1994 Series 2:
$   3,000,000    6.250%, 7/01/19 (Pre-refunded to 7/01/04)                                  7/04 at 100       AAA       $3,359,340
    6,400,000    6.750%, 7/01/24 (Pre-refunded to 7/01/04)                                  7/04 at 102       AAA        7,431,040

   18,220,000   New York State Energy Research and Development Authority, Electric
                 Facilities Revenue Bonds, Series 1989 C (Consolidated Edison Company
                 of New York, Inc. Project), 7.250%, 11/01/24 (Alternative Minimum Tax)    11/00 at 100       AAA       18,459,046

    7,000,000   New York State Energy Research and Development Authority, Electric
                 Facilities Revenue Bonds, Series 1990 A (Consolidated Edison of
                 New York, Inc. Project), 7.500%, 7/01/25 (Alternative Minimum Tax)         7/99 at 101       AAA        7,250,880

    3,000,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,
                 Series KK, 7.800%, 10/01/20 (Alternative Minimum Tax)                     10/99 at 102       Aa2        3,115,980

   15,600,000   Port Authority of New York and New Jersey, Consolidated Revenue Bonds,
                 Ninety-Seventh Series, 6.650%, 1/15/23 (Alternative Minimum Tax)           1/05 at 101       AAA       17,620,200

------------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 2.6%

   45,000,000   City of Charlotte, North Carolina, Certificates of Participation,
                 Series 1991 (Convention Facility Project), 6.750%, 12/01/21
                 (Pre-refunded to 12/01/01)                                                12/01 at 102       AAA       49,934,700

------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 3.3%

   12,550,000    City of Cleveland, Ohio, Waterworks Improvement First Mortgage
                 Revenue Bonds, Series F, 1992 A, 6.500%, 1/01/21 (Pre-refunded
                 to 1/01/02)                                                                1/02 at 102       AAA       13,836,375

    5,000,000   Columbus Municipal Airport Authority (Ohio), Airport Improvement Revenue
                 Bonds (Port Columbus International Airport Project), Series 1998B,
                 5.000%, 1/01/28                                                            1/08 at 101       AAA        4,935,400

    9,000,000   County of Lucas, Ohio, Hospital Improvement Revenue Bonds, Series 1992
                 (St. Vincent Medical Center), 6.625%, 8/15/22 (Pre-refunded to 8/15/02)    8/02 at 102       AAA        9,982,800

    9,105,000   Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds (GNMA
                 Mortgage-Backed Securities Program), 1995 Series A-2, 6.625%, 3/01/26
                 (Alternative Minimum Tax)                                                  3/05 at 102       AAA        9,830,942

                Ohio Air Quality Development Authority, Air Quality Development
                Revenue Refunding Bonds (JMG Funding Limited Partnership
                Project), Series 1994:
   13,750,000    6.375%, 1/01/29 (Alternative Minimum Tax)                                 10/04 at 102       AAA       15,314,063
    8,000,000    6.375%, 4/01/29 (Alternative Minimum Tax)                                 10/04 at 102       AAA        8,910,000

------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 2.7%

    3,360,000   Norman Regional Hospital Authority (Norman, Oklahoma), Hospital
                 Revenue Bonds, Series 1991, 6.900%, 9/01/21 (Pre-refunded to 9/01/01)      9/01 at 102       AAA        3,716,160

      680,000   Oklahoma Housing Finance Agency, Single Family Mortgage Revenue Bonds,
                 1991 Series A, 7.150%, 3/01/07                                             3/01 at 102       AAA          716,652

   37,625,000   Oklahoma Housing Finance Agency, GNMA Collateralized Single Family
                 Mortgage Revenue Bonds, Series 1987A, 7.997%, 8/01/18
                 (Alternative Minimum Tax)                                                 No Opt. Call       AAA       44,305,319

    1,365,000   Tulsa County Home Finance Authority, GNMA Collateralized Mortgage
                 Revenue Bonds, Series 1991C, 7.100%, 6/01/22 (Alternative Minimum Tax)    12/01 at 102       AAA        1,441,645

------------------------------------------------------------------------------------------------------------------------------------
                Oregon - 0.3%

    5,500,000   State of Oregon, Housing and Community Services Department Mortgage
                 Revenue Bonds (Single-Family Mortgage Program), 1995 Series A,
                 6.450%, 7/01/26 (Alternative Minimum Tax)                                  7/05 at 102       Aa2        5,934,995

------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 5.7%

   14,700,000   County of Allegheny, Pennsylvania Airport Revenue Bonds, Series 1992A
                 and 1992B (Greater Pittsburgh International Airport), 6.625%, 1/01/22
                 (Alternative Minimum Tax)                                                  1/02 at 102       AAA       16,011,093

    7,000,000   Beaver County (Pennsylvania), Industrial Development Authority, Pollution
                 Control Revenue Refunding Bonds, 1991 Series A, Pennsylvania Power
                 Company, Mansfield Project), 7.150%, 9/01/21                               9/01 at 102       AAA        7,698,740

   24,800,000   Butler County Hospital Authority (Butler County, Pennsylvania), Hospital
                 Revenue Bonds, Series 1991 A (North Hills Passavant Hospital),
                 7.000%, 6/01/22 (Pre-refunded to 6/01/01)                                  6/01 at 102       AAA       27,312,488

    Principal                                                                              Optional Call                  Market
       Amount   Description                                                                Provisions*      Ratings**       Value
------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania (continued)

                Delaware County Industrial Development Authority, Pollution
                Control Revenue Refunding Bonds, 1991 Series A (Philadelphia
                Electric Company Project):
$   5,000,000    7.375%, 4/01/21                                                            4/01 at 102       BBB+       $5,382,050
    5,000,000    7.375%, 4/01/21                                                            4/01 at 102       AAA        5,471,600

   10,000,000   The Harrisburg Authority (Dauphin County, Pennsylvania), Commonwealth
                 of Pennsylvania Lease Bonds, Series of 1991, 6.625%, 6/01/13
                 (Pre-refunded to 6/01/01)                                                  6/01 at 101       AAA       10,837,900

    7,120,000   Lehigh County, Pennsylvania, General  Purpose Authority, Hospital
                 Revenue Bonds (Lehigh Valley Hospital, Inc.), Series A of 1994,
                 6.250%, 7/01/22 (Pre-refunded to 7/01/04)                                  7/04 at 102       AAA        8,079,562

    9,000,000   Montgomery County Higher Education and Health Authority (Pennsylvania),
                 Hospital Revenue Bonds, Series 1998A (Abington Memorial Hospital),
                 5.000%, 6/01/28                                                            6/08 at 101       AAA        8,802,360

    8,950,000   Montgomery County Industrial Development Authority, Pollution Control
                 Revenue Refunding Bonds, 1992 Series A (Philadelphia Electric Company
                 Project), 6.625%, 6/01/22                                                  6/02 at 102       AAA        9,855,651

    7,000,000   Certificates of Participation, Commonwealth of Pennsylvania, Harristown
                 Development Corporation, 6.250%, 5/01/16                                  11/01 at 102       AAA        7,581,350

------------------------------------------------------------------------------------------------------------------------------------
                Puerto Rico - 1.3%

   25,400,000   Puerto Rico Highway and Transportation Authority, Transportation Revenue
                 Bonds (Series A), 5.000%, 7/01/28                                          7/08 at 101       AAA       25,409,398

------------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 3.8%

   38,650,000   The Convention Center Authority (Rhode Island), Revenue Bonds,
                 1991 Series A, 6.700%, 5/15/20 (Pre-refunded to 5/15/01)                   5/01 at 102       AAA       42,235,561

    2,195,000   Providence Housing Development Corporation (Rhode Island), Mortgage
                 Revenue Refunding Bonds, Series 1994A, FHA Insured Mortgage
                 Loan-Barbara Jordan Apartments Project), 6.750%, 7/01/25                   7/04 at 102       AAA        2,384,911

    5,140,000   Rhode Island Depositor's Economic Protection Corporation, Special
                 Obligation Bonds, 1991 Series A, 7.100%, 8/01/18
                 (Pre-refunded to 8/01/01)                                                  8/01 at 102       AAA        5,699,952

   20,475,000   Rhode Island Depositor's Economic Protection Corporation, Special
                 Obligation Refunding Bonds, 1992 Series B, 5.250%, 8/01/21
                 (Pre-refunded to 2/01/11)                                                  2/11 at 100       AAA       21,593,140

------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 1.1%

    5,275,000   Lexington County Health Services District, Inc., South Carolina,
                 Hospital Revenue Bonds, Series 1991, 6.750%, 10/01/18
                 (Pre-refunded to 10/01/01)                                                10/01 at 102       AAA        5,831,882

   22,000,000   Piedmont Municipal Power Agency (South Carolina), Electric Revenue
                 Bonds, 1988 Refunding Series, 0.000%, 1/01/13                             No Opt. Call       AAA       11,187,386

    3,775,000   South Carolina Jobs-Economic Development Authority, Hospital Facilities
                 Revenue Bonds, Series 1995 (Oconee Memorial Hospital, Inc.),
                 6.150%, 3/01/15                                                            3/05 at 102       AAA        4,125,985

------------------------------------------------------------------------------------------------------------------------------------
                South Dakota - 0.1%

    1,635,000   South Dakota Health and Educational Facilities Authority, Revenue Bonds,
                 Series 1989 (Rapid City Regional Hospital), 7.000%, 9/01/14                9/99 at 102       AAA        1,713,644

------------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 0.6%

    2,250,000   Chattanooga-Hamilton County Hospital Authority, Hospital Revenue Bonds
                 (Erlanger Medical Center), Series 1998A, 5.000%, 10/01/28                  4/08 at 101       AAA        2,220,660

    7,500,000   Metropolitan Nashville Airport Authority (Tennessee), Airport Improvement
                 Revenue Bonds, Refunding Series 1991C, 6.600%, 7/01/15                     7/01 at 102       AAA        8,148,450

------------------------------------------------------------------------------------------------------------------------------------
                Texas - 4.9%

    6,000,000   Brazos County Health Facilities Development Corporation (Texas),
                 Franciscan Services Corporation, Obligated Group Revenue Bonds,
                 Series 1997A, 5.375%, 1/01/28                                              7/07 at 102       AAA        6,146,460

    9,500,000   Coastal Bend Health Facilities Development Corporation (Texas),
                 Incarnate Word Health Services Revenue Bonds, Series 1993-A,
                 6.000%, 11/15/22                                                          11/02 at 102       AAA       10,351,200

      165,000   East Texas Housing Finance Corporation, Single Family Mortgage
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program), Series 1990,
                 7.750%, 6/01/17 (Alternative Minimum Tax)                                  6/00 at 103       AA+          173,545

    Principal                                                                              Optional Call                    Market
       Amount   Description                                                                Provisions*      Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------------
                Texas (continued)

$   1,480,000   Gulf Coast Water Authority (Texas), Water System Contract Revenue
                 Bonds (South Project), Series 1998B, 5.000%, 8/15/22                       8/08 at 100       AAA       $1,460,627

                Harris County, Texas, Toll Road Senior Lien Revenue Bonds,
                Series 1989:
    9,000,000    0.000%, 8/15/18 (Pre-refunded to 8/15/09)                             8/09 at 53 27/32       AAA        3,035,610
   39,000,000    0.000%, 8/15/19 (Pre-refunded to 8/15/09)                               8/09 at 50 1/4       AAA       12,279,540
    7,280,000    0.000%, 8/15/20 (Pre-refunded to 8/15/09)                             8/09 at 46 29/32       AAA        2,139,810
    5,085,000    0.000%, 8/15/21 (Pre-refunded to 8/15/09)                             8/09 at 43 25/32       AAA        1,395,222

    3,250,000   Harris County (Texas), Health Facilities Development Corporation,
                 Hospital Revenue Bonds (Memorial Hermann Hospital System Project),
                 Series 1998, 5.125%, 6/01/22                                               6/08 at 101       AAA        3,210,415

   14,160,000   City of Houston, Texas, Water and Sewer System, Junior Lien Revenue
                 Refunding Bonds, Series 1991C, 6.375%, 12/01/17
                 (Pre-refunded to 12/01/01)                                                12/01 at 102       AAA       15,366,432

   13,500,000   Matagorda County Navigation District Number One (Texas), Pollution
                 Control Revenue Refunding Bonds (Central Power and Light Company
                 Project), Series 1996, 6.125%, 5/01/30 (Alternative Minimum Tax)           5/06 at 102       AAA       14,863,500

    3,945,000   Ratama Development Corporation, Special Facilities Revenue Bonds
                 (Retama Park Racetrack Project), Series 1993, 10.000%, 12/15/17           No Opt. Call       AAA        6,427,194

   14,590,000   Texas Department of Housing and Community Affairs, Single Family
                 Mortgage Revenue Bonds, 1996 Series D, 6.250%, 9/01/28
                 (Alternative Minimum Tax)                                                  9/06 at 102       AAA       15,571,323

------------------------------------------------------------------------------------------------------------------------------------
                Utah - 0.9%

    6,130,000   Utah Housing Finance Agency, Multifamily Housing Refunding Bonds,
                 1992 Issue A (FHA Insured Mortgage Loans), 7.400%, 7/01/24                 1/02 at 102       AAA        6,613,596

    3,480,000   Utah Housing Finance Agency, Single Family Mortgage Bonds, 1994
                 Issue D (Federally Insured or Guaranteed Mortgage Loans),
                 6.750%, 1/01/27 (Alternative Minimum Tax)                                  7/04 at 102       Aaa        3,713,891

    7,185,000   Utah Water Finance Agency, Revenue Bonds (Timpanos Loan Financing
                 Program), Series 1998B, 5.000%, 6/01/19                                    6/08 at 100       AAA        7,170,917

------------------------------------------------------------------------------------------------------------------------------------
                Virginia - 0.5%

    8,000,000   Industrial Development Authority of Loudoun County, Virginia, Hospital
                 Revenue Bonds (Loudoun Hospital Center), Series 1995, 5.800%, 6/01/20      6/05 at 102       AAA        8,548,480

------------------------------------------------------------------------------------------------------------------------------------
                Washington - 2.2%

    2,515,000   Public Utility District No. 1 of Douglas County, Washington, Wells
                 Hydro-Electric Revenue Bonds, Series of 1990, 7.800%, 9/01/18
                 (Alternative Minimum Tax)                                                  9/00 at 102        A+        2,706,970

    4,250,000   Public Utility District No. 1 of Snohomish County, Washington, Generation
                 System Revenue Bonds, Series 1989, 6.650%, 1/01/16                        No Opt. Call       AAA        4,701,988

   19,750,000   Washington Health Care Facilities Authority, Revenue Bonds, Series 1989
                 (Group Health Cooperative of Puget Sound, Seattle), 7.200%, 12/01/15      12/99 at 102       AAA       20,872,788

    4,100,000   Washington Public Power Supply System, Nuclear Project No. 1 Refunding
                 Revenue Bonds, Series 1992A, 6.250%, 7/01/17                               7/02 at 102       Aaa        4,477,405

    8,500,000   Washington Public Power Supply System, Nuclear Project No. 3 Refunding
                 Revenue Bonds, Series 1993B, 5.600%, 7/01/17                               7/03 at 102       AAA        8,805,575

------------------------------------------------------------------------------------------------------------------------------------
                West Virginia - 1.1%

   10,000,000   The County Commission of Harrison County, West Virginia, Solid Waste
                 Disposal Revenue Bonds (West Penn Power Company Harrison Station
                 Project), Series B, 6.300%, 5/01/23 (Alternative Minimum Tax)              5/03 at 102        A+       10,703,600

    4,100,000   West Virginia Water Development Authority, Water Development Revenue
                 Refunding Bonds (Loan Program), 1991 Series A, 7.000%, 11/01/25           11/01 at 102       AAA        4,532,959

    5,050,000   State of West Virginia, University of West Virginia Board of Trustees,
                 Dormitory Revenue Bonds (West Virginia University Project),
                 1992 Series A, 6.750%, 5/01/17 (Pre-refunded to 5/01/02)                   5/02 at 100       AAA        5,556,009

------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 3.4%

    8,270,000   Wisconsin Housing and Economic Development Authority, Housing
                 Revenue Bonds, 1992 Series A, 6.850%, 11/01/12                            11/02 at 102       AAA        8,935,072

    Principal                                                                              Optional Call                   Market
       Amount   Description                                                                Provisions*      Ratings**       Value
------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin (continued)

$   8,150,000   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,
                 Series 1991 (St. Luke's Medical Center Project), 7.100%, 8/15/19
                 (Pre-refunded to 8/15/01)                                                  8/01 at 102       AAA       $9,042,587

   17,710,000   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,
                 Series 1991-B (Novus Health Group), 6.750%, 12/15/20
                 (Pre-refunded to 12/15/01)                                                12/01 at 102       AAA       19,648,004

   10,000,000   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,
                 Series 1990A (Marshfield Clinic Project), 7.250%, 8/01/15
                 (Pre-refunded to 8/01/00)                                                  8/00 at 102       AAA       10,828,899

   15,000,000   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,
                 Series 1997 (Marshfield Clinic Project), 5.750%, 2/15/27                   2/07 at 102       AAA       16,000,949
------------------------------------------------------------------------------------------------------------------------------------
$1,877,174,000  Total Investments - (cost $1,711,830,329) - 99.2%                                                    1,877,624,142
==============
------------------------------------------------------------------------------------------------------------------------------------
                 Temporary Investments in Short-Term Municipal Securities - 0.6%

   5,200,000    Roanoke Industrial Development Authority, Hospital Revenue Bonds,
                 Series B (Carilion Health System), Variable Rate Demand Bonds,
                 3.700%, 7/01/19+                                                                          VMIG-1        5,200,000

   4,400,000    Roanoke Industrial Development Authority, Hospital Revenue Bonds,
                 Series 1995A (Carilion Health System), Variable Rate Demand Bonds,
                 3.700%, 7/01/19+                                                                          VMIG-1        4,400,000

   1,300,000     Schuykill County Industrial Development Authority, Schuykill
                 County, Pennsylvania, Resource Recovery Refunding Revenue Binds
                 (Northeastern Power Company Project), Series 1997B, Variable
                 Rate Demand Bonds, 3.850%, 12/01/22+ (Alternative Minimum Tax)                              A-1+        1,300,000
------------------------------------------------------------------------------------------------------------------------------------
$ 10,900,000    Total Temporary Investments -0.6%                                                                       10,900,000
============
------------------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities -0.2%                                                                      4,064,593
------------------------------------------------------------------------------------------------------------------------------------
                Net Assets -100%                                                                                    $1,892,588,735
====================================================================================================================================


All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance, or are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities, any of which ensure the timely payment of principal and interest.

* Optional Call Provisions (not covered by the report of independent auditors):
Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

(WI) Security purchased on a when-issued basis (note 1).

(DD) Security purchased on a delayed delivery basis (note 1).

                 See accompanying notes to financial statements.

                           Portfolio of Investments
           Nuveen Premier Insured Municipal Income Fund, Inc. (NIF)
                               October 31, 1998

    Principal                                                                              Optional Call                   Market
       Amount   Description                                                                Provisions*        Ratings**     Value
------------------------------------------------------------------------------------------------------------------------------------
                Alabama - 1.6%

$   2,250,000   BMC Special Care Facilities Financing Authority of the City of
                 Montgomery, Revenue Bonds, Series 1992-A (Baptist Medical Center),
                 5.750%, 1/01/22                                                            1/02 at 100       AAA       $2,325,015

    3,000,000   BMC Special Care Facilities Financing Authority of the City of
                 Montgomery, Revenue Bonds, Series 1992-B (Baptist Medical Center),
                 6.700%, 12/01/10                                                          12/02 at 102       AAA        3,350,070

                Water Revenue Bonds, Series 1996 of West Morgan-East Lawrence
                Water Authority:
    1,000,000    5.625%, 8/15/21                                                            8/06 at 102       AAA        1,068,210
      400,000    5.625%, 8/15/25                                                            8/06 at 102       AAA          427,604

------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 1.3%

    5,555,000   Sebastian County (Arkansas), Community Junior College District, General
                 Obligation Refunding and Improvement Bonds, Series 1997, 5.600%, 4/01/17   4/07 at 101       Aaa        5,925,907

------------------------------------------------------------------------------------------------------------------------------------
                California - 18.6%

    4,000,000   State of California Veteran's General Obligation Bonds, Series BH,
                 5.400%, 12/01/16 (Alternative Minimum Tax)                                12/08 at 101       AAA        4,117,560

    1,090,000   Housing Authority of the County of Kern, Guaranteed Tax-Exempt Mortgage
                 Obligations, 1994 Series A, Subseries I, 7.150%, 12/30/24
                 (Alternative Minimum Tax)                                                 No Opt. Call       AAA        1,290,211

      595,000   Housing Authority of the County of Kern, Guaranteed Tax-Exempt Mortgage
                 Obligations, 1994 Series A Subseries III, 7.450%, 6/30/25
                 (Alternative Minimum Tax)                                                 No Opt. Call       AAA          695,043

    6,045,000   La Verne - Grand Terrace Housing Finance Agency, Single Family
                 Residential Mortgage Revenue Bonds, 1984 Series A, 10.250%, 7/01/17       No Opt. Call       AAA        9,231,984

    5,840,000   Lancaster Redevelopment Agency, Lancaster Residential Redevelopment
                 Project Area, Tax Allocation Refunding Bonds, Issue of 1992,
                 6.100%, 8/01/19                                                            8/01 at 102       AAA        6,290,614

    5,040,000   Northern California Power Agency, Hydroelectric Project Number One
                 Revenue Bonds, 1992 Refunding Series A, 10.000%, 7/01/04                  No Opt. Call       AAA        6,600,233

    5,000,000   Ontario Redevelopment Financing Authority (San Bernardino County,
                 California), 1995 Revenue Refunding Bonds (Ontario Redevelopment
                 Project No. 1), 7.400%, 8/01/25                                           No Opt. Call       AAA        6,884,700

    1,340,000   Pomona Public Financing Authority, California, 1992 Revenue Bonds,
                 Series A, (Water Treatment Project), 6.100%, 7/01/17                       7/02 at 102       AAA        1,460,895

    8,880,000   City of Pomona, California, Single Family Mortgage Revenue Refunding
                 Bonds (GNMA and FHLMC Mortgage-Backed Securities), Series 1990B,
                 7.500%, 8/01/23                                                           No Opt. Call       AAA       11,773,814

   10,305,000   City of San Bernardino, California, Single Family Mortgage Revenue
                 Refunding Bonds (GNMA Mortgage Backed Securities), Series 1990A,
                 7.500%, 5/01/23                                                           No Opt. Call       AAA       13,265,523

   14,755,000   County of San Bernardino, California, Single Family Mortgage Revenue
                 Bonds (GNMA Mortgage-Backed Securities), 1988 Series A, 8.300%, 9/01/14
                 (Alternative Minimum Tax)                                                 No Opt. Call       AAA       19,750,600

    2,000,000   City of Santa Barbara, California, Certificates of Participation
                 (1992 Water System Improvement Project and Refunding), 6.700%, 4/01/27     4/02 at 102       AAA        2,200,080

------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 0.3%

    1,225,000   Summit School District RE-1, Summit County, Colorado, General
                 Obligation Improvement Bonds, Series 1994, 6.700%, 12/01/14
                 (Pre-refunded to 12/01/04)                                                12/04 at 100       AAA        1,410,980

------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 1.2%

    2,000,000   District of Columbia (Washington, D.C.), Hospital Revenue Bonds
                 (National Rehabilitation Hospital, Inc. Issue), Series 1989A, Medlantic
                 Healthcare Group, 7.125%, 11/01/19 (Pre-refunded to 11/01/99)             11/99 at 102       AAA        2,118,220

    3,385,000   District of Columbia (Washington, D.C.), General Obligation Bonds
                 (Series 1998A), 5.000%, 6/01/17                                            6/08 at 101       AAA        3,358,563


    Principal                                                                              Optional Call                   Market
       Amount   Description                                                                Provisions*      Ratings**       Value
------------------------------------------------------------------------------------------------------------------------------------
                Florida - 3.5%

$   3,750,000   Florida Housing Finance Agency, Housing Revenue Bonds, 1997 Series J-1
                 (Willow Lake Apartment Project), 5.350%, 7/01/27
                 (Alternative Minimum Tax)                                                  1/08 at 102       AAA       $3,828,788

    6,750,000   Polk County Industrial Development Authority, Industrial Development
                 Variable Rate Revenue Bonds, 1985 Series  2 (Winter Haven Hospital
                 Project), 6.250%, 9/01/15                                                  9/02 at 103       AAA        7,439,513

    4,200,000   Financing Corporation for the School Board of Sarasota County, Florida,
                 Lease Revenue Bonds, Series 1990, 7.250%, 7/01/10
                 (Pre-refunded to 7/01/00)                                                  7/00 at 101       AAA        4,501,476

------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 3.6%

                Development Authority of Burke County, Georgia, Pollution
                Control Revenue Bonds (Oglethorpe Power Corporation Vogtle
                Project):
    3,555,000    7.800%, 1/01/08 (Pre-refunded to 1/01/03)                                  1/03 at 103       AAA        4,190,172
   10,000,000    8.000%, 1/01/15 (Pre-refunded to 1/01/03)                                  1/03 at 103       AAA       11,863,200

------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 9.6%

   10,000,000   City of Chicago (Illinois), General Obligation Adjustable Rate
                 Bonds, Central Public Library Project, Series C of 1988,
                 6.850%, 1/01/17 (Pre-refunded to 7/01/02)                              7/02 at 101 1/2       AAA       11,209,700

    8,200,000   Board of Education of the City of Chicago, General Obligation
                 Lease Certificates, 1992 Series A, 6.250%, 1/01/15                        No Opt. Call       AAA        9,571,614

    2,600,000   The County of Cook, Illinois, General Obligation Bonds, Series 1991,
                 6.250%, 11/01/21 (Pre-refunded to 11/01/01)                               11/01 at 102       AAA        2,841,306

   10,150,000   Onterie Center Housing Finance Corporation (An Illinois Not For
                 Profit Corporation), Mortgage Revenue Refunding Bonds, Series 1992A
                 (FHA Insured Mortgage Loan-Onterie Center Project), 7.050%, 7/01/27        7/02 at 102       AAA       10,891,255

    3,225,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry
                 and Will Counties, Illinois, General Obligation Bonds, Series 1992A,
                 9.000%, 6/01/09                                                           No Opt. Call       AAA        4,481,202

    4,000,000   Public Building Commission of St. Clair County, Illinois,
                 St. Clair County, Illinois, Public Building Revenue Bonds, Series 1992,
                 6.350%, 12/01/09 (Alternative Minimum Tax)                                12/02 at 102       AAA        4,371,640

------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 4.8%

    2,000,000   Fremont Middle School Building Corporation, First Mortgage Bonds,
                 Series 1992, Fremont, Indiana, 6.750%, 3/15/13
                 (Pre-refunded to 3/15/02)                                                  3/02 at 101       AAA        2,210,580

    2,500,000   Indiana Bond Bank, Special Program Bonds, Series 1985A, 9.000%, 8/01/09
                 (Pre-refunded to 2/01/99)                                              2/99 at 101 1/2       AAA        2,648,775

    5,375,000   Indiana Health Facility Financing Authority, Hospital Revenue Refunding
                 and Improvement Bonds, Series 1992 (Community Hospitals Projects),
                 6.400%, 5/01/12                                                            5/02 at 102       AAA        5,847,194

    7,000,000   Southwest Allen Multi School Building Corporation, First Mortgage
                 Refunding Bonds, Series 1992B, Ft. Wayne, Indiana, 6.375%, 1/15/09         1/02 at 101       AAA        7,574,210

    3,000,000   Wheeler-Union Township School Building Corporation (Porter County,
                 Indiana), First Mortgage Bonds, Series 1997A, 5.625%, 1/15/15              7/07 at 102       AAA        3,213,930

------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 1.6%

    6,500,000   County of Daviess, Kentucky, Insured Hospital Revenue Bonds, 1992
                 (ODCH, Inc. Project), Series A, 6.250%, 8/01/22                            8/02 at 102       AAA        7,108,140

------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 2.2%

                Louisiana Public Facilities Authority, Hospital Revenue Bonds
                (Our Lady of Lourdes Regional Medical Center Project), Series
                1992:
    5,000,000    6.375%, 2/01/12 (Pre-refunded to 2/01/03)                                  2/03 at 102       AAA        5,585,000
    4,000,000    6.450%, 2/01/22 (Pre-refunded to 2/01/03)                                  2/03 at 102       AAA        4,483,040

------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 4.7%

    3,000,000   Framingham Housing Authority, GNMA Collateralized Mortgage Revenue Bonds
                 (Beaver Terrace Apartments), 6.650%, 2/20/32                               8/01 at 102       AAA        3,206,940

    8,335,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,
                 New England Medical Center Hospitals Issue, Series F, 6.625%, 7/01/25      7/02 at 102       AAA        9,192,755

  Principal                                                                               Optional Call                 Market
    Amount     Description                                                                  Provisions*   Ratings**      Value
------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts (continued)

$   8,270,000   Massachusetts Housing Finance Authority, Single Family Housing
                 Revenue Bonds, Series 59, 5.500%, 12/01/30 (Alternative Minimum Tax)       6/08 at 101       AAA       $8,584,177


------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 0.5%

    2,000,000   Paw Paw Public Schools, County of Van Buren, State of Michigan,
                 1995 School Building and Site Bonds, 5.625%, 5/01/25
                 (Pre-refunded to 5/01/05)                                                  5/05 at 100       AAA        2,188,660


------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 0.4%

    1,770,000   Minnesota Housing Finance Agency, Rental Housing Bonds, 1995 Series D
                 (Non-AMT), 5.950%, 2/01/18                                                 2/05 at 102       AAA        1,872,589


------------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 0.6%

    2,360,000   Mississippi Home Corporation, Single Family Senior Revenue Refunding
                 Bonds, Series 1990A, 9.250%, 3/01/12                                       9/00 at 103       AAA        2,524,610


------------------------------------------------------------------------------------------------------------------------------------
                Missouri - 3.9%

    7,495,000   The Industrial Development Authority of Jefferson County, Missouri,
                 Housing Revenue Bonds (Richardson Road Apartments Project),
                 Series 1985, 11.000%, 12/15/15 (Pre-refunded to 8/15/07)                   8/07 at 100       AAA       11,176,694

    4,000,000   Health and Educational Facilities Authority of the State of Missouri,
                 Educational Facilities Revenue Bonds (Saint Louis University),
                 Series 1996, 5.200%, 10/01/26                                             10/06 at 102       AAA        4,041,520

    2,250,000   The Industrial Development Authority of The City of University City,
                 Missouri, Multifamily Housing Revenue Refunding Bonds (GNMA
                 Collateralized-Canterbury Gardens Project), Series 1995A,
                 6.000%, 12/20/30                                                          12/05 at 102       AAA        2,357,775


------------------------------------------------------------------------------------------------------------------------------------
                Montana - 3.2%

   13,000,000   City of Forsyth, Rosebud County, Montana, Pollution Control
                 Revenue Refunding Bonds (Puget Sound Power and Light Company
                 Colstrip Project), Series 1992, 6.800%, 3/01/22                            3/02 at 102       AAA       14,295,190


------------------------------------------------------------------------------------------------------------------------------------
                Nebraska - 0.6%

    2,500,000   Nebraska Investment Finance Authority, Multifamily Housing Revenue
                 Bonds (Cambury Hills Apartments Project), Series 1997,
                 5.875%, 10/01/29 (Alternative Minimum Tax)                                10/07 at 101       AAA        2,601,050


------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 3.7%

   10,250,000   Humboldt County, Nevada, Variable Rate Demand Pollution Control
                 Refunding Revenue Bonds (Sierra Pacific Power Company Project),
                 Series 1987, 6.550%, 10/01/13                                              5/02 at 102       AAA       11,281,765

    5,050,000   Washoe County, Nevada, Variable Rate Demand Gas and Water Facilities
                 Refunding Revenue Bonds (Sierra Pacific Power Company Project),
                 Series 1987, 6.300%, 12/01/14                                              7/02 at 102       AAA        5,503,339


------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 0.7%

    3,000,000   New Hampshire Higher Educational and Health Facilities Authority,
                 Hospital Revenue Bonds, Concord Hospital Issue, Series 1996,
                 6.000%, 10/01/26                                                          10/06 at 102       AAA        3,355,080


------------------------------------------------------------------------------------------------------------------------------------
                New Jersey - 1.4%

    6,000,000   The Union County Utilities Authority (New Jersey), Solid Waste Bonds,
                 County Deficiency Agreement, Series 1998A, 5.350%, 6/01/23
                 (Alternative Minimum Tax)                                                  6/08 at 101       AAA        6,100,800


------------------------------------------------------------------------------------------------------------------------------------
                New York - 5.5%

    7,645,000   Metropolitan Transportation Authority, Transit Facilities Revenue
                 Bonds, Series J, 9.100%, 7/01/05                                          No Opt. Call       AAA        9,856,163

    1,425,000   The City of New York, General Obligation Bonds, Fiscal 1990 Series H,
                 7.875%, 8/01/00                                                           No Opt. Call       AAA        1,531,818

                The City of New York, General Obligation Bonds, 1992 Series C:
    6,910,000    6.625%, 8/01/14 (Pre-refunded to 8/01/02)                              8/02 at 101 1/2       AAA        7,707,898
       90,000    6.625%, 8/01/14                                                        8/02 at 101 1/2       AAA           99,863

                The City of New York, General Obligation Bonds, Fiscal 1992
                Series C, Subseries C-1:
    4,950,000    6.625%, 8/01/15 (Pre-refunded to 8/01/02)                              8/02 at 101 1/2       AAA        5,521,577
       50,000    6.625%, 8/01/15                                                        8/02 at 101 1/2       AAA           55,202


  Principal                                                                               Optional Call                 Market
    Amount     Description                                                                  Provisions*   Ratings**      Value
------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 0.6%

$   2,690,000   County of Cuyahoga, Ohio, Hospital lmprovement and Refunding
                 Revenue Bonds, Series 1997 (The MetroHealth System Project),
                 5.500%, 2/15/27                                                            2/07 at 102       AAA       $2,822,348


------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma -  2.8%

    7,975,000   Oklahoma Housing Finance Agency, GNMA Collateralized Single Family
                 Mortgage Revenue Bonds, Series 1987A, 7.997%, 8/01/18
                 (Alternative Minimum Tax)                                                 No Opt. Call       AAA        9,390,961

    3,000,000   Tulsa Industrial Authority, Multifamily Housing Revenue Refunding Bonds
                 (GNMA Collateralized - Country Club of Woodland Hills Development),
                 Series 1995, 6.250%, 11/01/27                                             11/05 at 103       Aaa        3,223,890


------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 6.4%

    8,000,000   Allegheny County Hospital Development Authority, Health Center
                 Revenue Refunding Bonds, Series 1998B (UPMC Health System),
                 5.000%, 11/01/18                                                          10/08 at 101       Aaa        7,915,200

   19,140,000   Montgomery County Industrial Development Authority, Pollution Control
                 Revenue Refunding Bonds, 1992 Series A (Philadelphia Electric Company
                 Project), 6.625%, 6/01/22                                                  6/02 at 102       AAA       21,076,777


------------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 3.6%

    1,900,000   The Convention Center Authority (Rhode Island), Revenue Bonds,
                 1991 Series A, 6.700%, 5/15/20 (Pre-refunded to 5/15/01)                   5/01 at 102       AAA        2,076,263

   12,750,000   Rhode Island Depositor's Economic Corporation, Special Obligation
                 Bonds, 1992 Series A, 6.625%, 8/01/19 (Pre-refunded to 8/01/02)            8/02 at 102       AAA       14,277,833


------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 2.3%

    9,450,000   South Carolina Public Service Authority, Santee Cooper, Revenue
                 Bonds, 1991 Series D, 6.500%, 7/01/24 (Pre-refunded to 7/01/02)            7/02 at 102       AAA       10,533,726


------------------------------------------------------------------------------------------------------------------------------------
                South Dakota - 0.5%

    2,100,000   South Dakota Health and Educational Facilities Authority, Vocational
                 Education Program Revenue Bonds, Series 1993B, 5.700%, 8/01/23             8/03 at 102       AAA        2,244,039


------------------------------------------------------------------------------------------------------------------------------------
                Texas - 4.4%

    5,000,000   Brazos River Authority (Texas), Collateralized Pollution Control
                 Revenue Bonds (Texas Utilities Electric Company Project),
                 Series 1993A, 6.050%, 4/01/25 (Alternative Minimum Tax)                    4/03 at 102       AAA        5,392,550

    1,645,000   Corpus Christi (Texas), Housing Finance Corporation, Single Family
                 Mortgage Senior Revenue Refunding Bonds, Series 1991A,
                 7.700%, 7/01/11                                                            7/01 at 103       AAA        1,807,822

    1,510,000   City of El Paso (Texas), Property Finance Authority, Inc., Single
                 Family Mortgage Revenue Bonds (GNMA Mortgage-Backed Securities
                 Program), Series 1992A, 8.700%, 12/01/18 (Alternative Minimum Tax)         6/02 at 103       Aaa        1,628,022

    5,210,000   Harris County, Texas, Toll Road Senior Lien Revenue Refunding Bonds,
                 Series 1992A, 6.500%, 8/15/17 (Pre-refunded to 8/15/02)                    8/02 at 102       AAA        5,816,496

    1,600,000   Harris County, Texas, Toll Road Senior Lien Revenue Refunding Bonds,
                 Series 1992B, 6.625%, 8/15/17                                              1/99 at 101       AAA        1,620,512

    3,145,000   Rio Grande Valley Health Facilities Development Corporation (Texas),
                 Hospital Revenue Bonds (Valley Baptist Medical Center Project),
                 Series 1992A, 6.375%, 8/01/22                                              8/02 at 102       AAA        3,452,801


------------------------------------------------------------------------------------------------------------------------------------
                Utah - 0.3%

    1,490,000   State Board of Regents of the State of Utah, Weber State University,
                 Student Facilities System Revenue Bonds, Series 1992,
                 6.250%, 4/01/10 (Pre-refunded to 4/01/02)                                  4/02 at 100       AAA        1,612,180


------------------------------------------------------------------------------------------------------------------------------------
                Washington - 2.3%

    1,085,000   North Franklin School District No. J51-162, Franklin and Adams
                 Counties, Washington, Unlimited Tax General Obligation Bonds,
                 Series 1992, 6.700%, 12/01/10 (Pre-refunded to 12/01/02)                  12/02 at 100       AAA        1,208,950

                Puyallup School District No. 3, Pierce County, Washington, Unlimited
                Tax General Obligation and Refunding Bonds, 1992 Series A:
    2,000,000    6.650%, 12/01/07 (Pre-refunded to 12/01/02)                               12/02 at 100       AAA        2,223,120
    4,750,000    6.700%, 12/01/09 (Pre-refunded to 12/01/02)                               12/02 at 100       AAA        5,288,840

    1,325,000   City of Richland, Washington, Electric Revenue Bonds, 1992,
                 6.700%, 11/01/11 (Pre-refunded to 11/01/02)                               11/02 at 100       AAA        1,472,565


  Principal                                                                               Optional Call                 Market
    Amount     Description                                                                  Provisions*   Ratings**      Value
------------------------------------------------------------------------------------------------------------------------------------
                West Virginia - 1.5%

$   6,000,000   Mason County, West Virginia, Pollution Control Revenue Bonds
                 (Appalachian Power Company Project), Series I, 6.850%, 6/01/22             6/02 at 102       AAA       $6,641,100
------------------------------------------------------------------------------------------------------------------------------------
$ 387,625,000   Total Investments - (cost $399,242,939) - 98.2%                                                        442,188,021
=============
                Temporary Investments in Short-Term Municipal Securities - 0.4%

$  1,900,000    Geisinger Authority Health System, Series 1998B, Variable Rate
============     Demand Bonds, 3.300%, 8/15/28+                                                            VMIG-1        1,900,000

------------------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.4%                                                                     6,378,006

------------------------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $450,466,027

====================================================================================================================================

All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance, or are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities, any of which ensure the timely payment of principal and interest.

* Optional Call Provisions (not covered by the report of independent auditors):
Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                See accompanying notes to financial statements.

                            Portfolio of Investments
              Nuveen Insured Premium Income Municipal Fund 2 (NPX)
                                October 31, 1998

  Principal                                                                               Optional Call                 Market
    Amount     Description                                                                  Provisions*   Ratings**      Value
------------------------------------------------------------------------------------------------------------------------------------
                Alabama - 2.1%

$  10,000,000   The Health Care Authority of the City of Huntsville, Health Care
                 Facilities Revenue Bonds, Series 1994-A, 4.650%, 6/01/24                   6/04 at 110       AAA      $10,267,800

    2,500,000   City of Mobile, Alabama, General Obligation Refunding Warrants,
                 Series 1996, 5.750%, 2/15/16                                               2/06 at 102       AAA        2,706,425

    1,600,000   City of Northport (Alabama), General Obligation Warrants,
                 Series 1996-B, 5.700%, 3/01/21                                             3/06 at 102       AAA        1,719,312

    2,000,000   City of Scottsboro (Alabama), General Obligation School Warrants,
                 Series 1996-B, 5.750%, 7/01/14                                             7/06 at 102       AAA        2,189,620


------------------------------------------------------------------------------------------------------------------------------------
                Alaska - 0.9%

    3,940,000   Alaska Housing Finance Corporation, Mortgage Revenue Bonds,
                 1996 Series A, 6.050%, 12/01/17                                            6/06 at 102       AAA        4,217,731

    3,000,000   Municipality of Anchorage, Alaska, 1989 General Obligation Refunding
                 Water Bonds, 6.250%, 6/01/23                                               6/99 at 100       AAA        3,050,730


------------------------------------------------------------------------------------------------------------------------------------
                California - 6.5%

    6,450,000   California Housing Finance Agency, Multi-Unit Rental Housing Revenue
                 Bonds, 1992 Series A, 6.625%, 2/01/24 (Alternative Minimum Tax)            2/03 at 102       Aa2        6,823,520

    6,500,000   California Housing Finance Agency, Multifamily Housing Revenue
                 Bonds III, 1997 Series A, 5.950%, 8/01/28 (Alternative Minimum Tax)        2/07 at 102       AAA        6,867,185

    2,500,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,
                 1996 Series D, 6.150%, 8/01/28 (Alternative Minimum Tax)                   8/07 at 102       AAA        2,691,375

   10,355,000   State of California Various Purpose General Obligation Bonds,
                 11.000%, 8/01/03                                                          No Opt. Call       AAA       13,602,121

    3,000,000   M-S-R Public Power Agency, California, San Juan Project Revenue Bonds,
                 Series F, 6.000%, 7/01/20                                                  7/03 at 102       AAA        3,296,850

    3,500,000   Northern California Power Agency, Hydroelectric Project Number One
                 Revenue Bonds, 1993 Refunding Series A, 5.500%, 7/01/16                    7/03 at 102       AAA        3,663,590

    6,850,000   County of Orange, California, 1996 Recovery Certificates of
                 Participation, Series A, 6.000%, 7/01/26                                   7/06 at 102       AAA        7,690,358

                San Leandro Housing Finance Corporation, Mortgage Revenue
                Refunding Bonds, Series 1993A (FHA-Insured Mortgage Loan-Ashland
                Village Apartments Section 8 Assisted Project):
    1,735,000    6.550%, 1/01/12                                                            1/02 at 102       AAA        1,835,630
    5,100,000    6.650%, 1/01/25                                                            1/02 at 102       AAA        5,395,137


------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 1.3%

    9,425,000   Town of Castle Rock, Colorado, Multifamily Housing Revenue Bonds
                 (The Pines at Castle Rock Project (Phase II), 1996 Series A,
                 6.200%, 12/01/28 (Alternative Minimum Tax)                                12/06 at 101       AAA       10,057,889


------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 3.7%

    5,000,000   District of Columbia (Washington, D.C.), General Obligation Refunding
                 Bonds, Series 1993B, 5.500%, 6/01/12                                      No Opt. Call       AAA        5,432,200

    5,000,000   District of Columbia, Hospital Improvement and Refunding Revenue
                 Bonds (Children's Hospital Issue), Series 1992A, 6.250%, 7/15/19           7/02 at 102       AAA        5,445,650

      245,000   District of Columbia (Washington D.C.), General Obligation Refunding
                 Bonds, 1994 Series A-1, 6.500%, 6/01/09                                   No Opt. Call       AAA          291,707

    4,755,000   District of Columbia (Washington, D.C.), General Obligation Refunding
                 Bonds, Series 1994A, 6.500%, 6/01/09                                      No Opt. Call       AAA        5,559,641

    3,775,000   District of Columbia Housing Finance Agency, Collateralized Single
                 Family Mortgage Revenue Bonds, Series 1990C-4, 6.350%, 12/01/24
                 (Alternative Minimum Tax)                                                  6/03 at 102       AAA        3,982,021

    4,030,000   District of Columbia Housing Finance Agency, Mortgage Revenue
                 Refunding Bonds, Series 1993A (FHA-Insured Mortgage Loan-Southview
                 Apartments II Section 8 Assisted Project), 6.000%, 1/01/25                 7/03 at 102       AAA        4,186,404

    4,885,000   Washington Convention Center Authority (Washington, D.C.), Senior
                 Lien Dedicated Tax Revenue Bonds, Series 1998, 5.000%, 10/01/18           10/08 at 101       AAA        4,827,162

  Principal                                                                               Optional Call                 Market
    Amount     Description                                                                  Provisions*   Ratings**      Value
------------------------------------------------------------------------------------------------------------------------------------
                Florida - 2.0%

$  16,425,000   Miami - Dade County, Florida, Subordinate Special Obligation Bonds,
                 Series 1997B, 5.000%, 10/01/37                                             4/08 at 102       AAA      $16,298,856


------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 0.5%

      645,000   Housing Authority of Fulton County, Georgia, Single Family Mortgage
                 Revenue Refunding Bonds (GNMA Mortgage-Backed Securities Program),
                 Series 1996A, 6.200%, 9/01/27 (Alternative Minimum Tax)                    9/06 at 102       AAA          686,454

    3,000,000   Municipal Electric Authority of Georgia, Power Revenue Bonds, Series EE,
                 6.000%, 1/01/22                                                            1/04 at 102       AAA        3,299,010


------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 24.6%

    2,500,000   City of Aurora, Kane, DuPage, Kendall and Will Counties, Illinois,
                 General Obligation Corporate Purpose Bonds, Series 1996,
                 5.800%, 1/01/14 (Pre-refunded to 1/01/05)                                  1/05 at 100       AAA        2,748,725

    1,500,000   City of Chicago, General Obligation Bonds, Series 1995, 6.125%, 1/01/16     7/05 at 102       AAA        1,672,800

                City of Chicago, Chicago Midway Airport Revenue Bonds, 1994 Series A:
    1,100,000    6.100%, 1/01/08 (Alternative Minimum Tax)                                  1/04 at 102       AAA        1,203,378
    2,750,000    6.250%, 1/01/14 (Alternative Minimum Tax)                                  1/04 at 102       AAA        3,025,990

    9,000,000   City of Chicago, Chicago-O'Hare International Airport, International
                 Terminal Special Revenue Bonds, Series 1992, 6.750%, 1/01/18
                 (Alternative Minimum Tax)                                                  1/02 at 102       AAA        9,835,740

    8,235,000   City of Chicago (Illinois), Chicago-O'Hare International Airport,
                 General Airport Second Lien Revenue Refunding Bonds,
                 1994 Series A, 6.375%, 1/01/15                                             1/05 at 102       AAA        9,218,835

    1,735,000   City of Chicago Sales Tax Revenue Bonds, Series 1997, 6.000%, 1/01/08      No Opt. Call       AAA        1,959,943

                City of Chicago Tax Increment Allocation Bonds (Central Loop
                Redevelopment Project), Series 1997A:
    6,000,000    5.250%, 6/01/06                                                           No Opt. Call       AAA        6,451,800
   12,250,000    5.250%, 6/01/07                                                           No Opt. Call       AAA       13,182,470

                The County of Cook, Illinois, General Obligation Bonds,
                Series 1992A, 6.500%:
   14,815,000    6.500%, 11/15/12 (Pre-refunded to 11/15/02)                               11/02 at 102       AAA       16,624,949
   30,000,000    6.600%, 11/15/22 (Pre-refunded to 11/15/02)                               11/02 at 102       AAA       33,776,700

    3,000,000   Community College District No. 508, Cook County, Illinois,
                 Certificates of Participation, 8.750%, 1/01/06                            No Opt. Call       AAA        3,847,500

    2,000,000   Illinois Development Finance Authority, Mortgage Revenue Refunding
                 Bonds, Series 1997A (FHA-Insured Mortgage Loans Section 8 Assisted
                 Projects), 5.750%, 7/01/18                                                 7/07 at 102       Aaa        2,104,120

                Illinois Development Finance Authority, School District Program
                Revenue Bonds, Series 1995 (Indian Prairie Community Unit School
                District Number 204 Project):
    3,635,000    7.750%, 12/30/03                                                          No Opt. Call       AAA        4,298,424
    4,340,000    7.750%, 12/30/04                                                          No Opt. Call       AAA        5,241,592

    1,950,000   Illinois Health Facilities Authority, Health Facilities Refunding
                 Revenue Bonds (SSM Health Care), Series 1992AA, 6.550%, 6/01/14           No Opt. Call       AAA        2,334,540

                Illinois Health Facilities Authority (Lutheran General HealthSystem),
                Revenue Bonds, Series 1993A:
    4,355,000    6.125%, 4/01/12                                                           No Opt. Call       AAA        4,847,855
    5,000,000    6.250%, 4/01/18                                                           No Opt. Call       AAA        5,593,250

    5,000,000   Illinois Health Facilities Authority, FHA-Insured Mortgage Revenue
                 Bonds, Series 1996 (Sinai Health System), 6.000%, 2/15/24                  2/06 at 102       AAA        5,525,500

    3,765,000   Illinois Housing Development Authority, Housing Development Bonds,
                 1993 Series A, 6.000%, 7/01/18                                             1/04 at 102       A+        3,922,452

    1,770,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1991
                 (Elmhurst Memorial Hospital), 6.625%, 1/01/22                              1/02 at 102       AAA        1,930,628

    4,000,000   The Illinois State Toll Highway Authority, Toll Highway Priority
                 Revenue Bonds, 1992 Series A, 6.200%, 1/01/16                              1/03 at 102       AAA        4,372,480

   13,825,000   School District Number 46, Kane, Cook and DuPage Counties, Illinois
                 (Elgin School District Number U-46), School Bonds, Series 1997,
                 7.800%, 1/01/12                                                           No Opt. Call       Aaa       18,252,871

    2,600,000   Community Unit School District Number 115, Kendall and Kane Counties,
                 Illinois (Yorkville), School Bonds, Series 1996, 7.000%, 1/01/07          No Opt. Call       AAA        3,082,040

    4,035,000   Community Consolidated School District Number 41 (Lake Villa),
                 Lake County, Illinois, General Obligation School Bonds, Series 1997,
                 8.750%, 11/01/14                                                          No Opt. Call       AAA        5,808,584

    4,035,000   Community High School District No. 157, McHenry and Lake Counties,
                 Illinois, (Richmond-Burton), General Obligation School Bonds,
                 Series 1998, 9.000%, 12/01/17                                             No Opt. Call       AAA        6,001,699


  Principal                                                                               Optional Call                 Market
    Amount     Description                                                                  Provisions*   Ratings**      Value
------------------------------------------------------------------------------------------------------------------------------------
                Illinois (continued)

$   6,000,000   Metropolitan Pier and Exposition Authority (Illinois), Dedicated
                 State Tax Revenue Bonds (McCormick Place Expansion), Series A 1993,
                 6.500%, 6/15/07 (Pre-refunded to 6/15/03)                                  6/03 at 102       AAA       $6,783,060

                Metropolitan Pier and Exposition Authority (Illinois), McCormick
                Place Expansion Project Bonds, Series 1992A:
    6,335,000    6.500%, 6/15/22 (Pre-refunded to 6/15/03)                                  6/03 at 102       AAA        7,161,781
      165,000    6.500%, 6/15/22                                                            6/03 at 102       AAA          183,625

    3,680,000   City of Peoria, City of Moline and City of Freeport, Illinois,
                 Collateralized Single Family Mortgage Revenue Bonds, Series 1995A,
                 7.600%, 4/01/27 (Alternative Minimum Tax)                                 10/05 at 105       AAA        4,209,589



------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 2.6%

    1,000,000   Fort Wayne South Side School Building Corp., First Mortgage Bonds,
                 Series 1994, Allen County, Indiana, 6.125%, 1/15/12
                 (Pre-refunded to 1/15/04)                                                  1/04 at 102       AAA        1,119,990

                Indiana Health Facility Financing Authority, Hospital Revenue Bonds,
                Series 1997A (Sisters of St. Francis Health Services, Inc. Project):
    2,170,000    5.500%, 11/01/06                                                          No Opt. Call       AAA        2,368,533
    2,005,000    5.500%, 11/01/07                                                          No Opt. Call       AAA        2,191,645

    2,220,000   Indiana Municipal Power Agency, Power Supply System Revenue Bonds,
                 1993 Series A, 6.125%, 1/01/19                                             1/03 at 102       AAA        2,420,422

    2,000,000   Indiana Transportation Finance Authority, Highway Revenue Refunding
                 Bonds, Series 1996B, 6.000%, 12/01/06                                     No Opt. Call       AAA        2,265,820

    9,770,000   Northwest Allen Building Corporation, First Mortgage Bonds, Series 1995
                 Allen County, Indiana, 5.500%, 6/01/15                                     6/05 at 102       AAA       10,305,982


------------------------------------------------------------------------------------------------------------------------------------
                Kansas - 0.6%
    1,970,000   City of Olathe, Kansas and Labette County, Kansas, Collateralized
                 Single Family Mortgage Refunding Revenue Bonds, Series A-I,
                 8.100%, 8/01/23 (Alternative Minimum Tax)                                  2/05 at 105       Aaa        2,221,884

    2,330,000   Sedgwick County, Kansas and Shawnee County, Kansas, Collateralized
                 Single Family Mortgage Refunding Revenue Bonds, Series A-II,
                 8.050%, 5/01/24 (Alternative Minimum Tax)                                 11/04 at 105       Aaa        2,622,811


------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 1.9%
   15,000,000   County of Jefferson, Kentucky, Health System Revenue Bonds, Series 1998
                 (Alliant Health System, Inc.), 5.125%, 10/01/18(DD)                       10/08 at 101       AAA       15,052,500


------------------------------------------------------------------------------------------------------------------------------------
                Maine - 0.7%
    3,250,000   Finance Authority of Maine, Electric Rate Stabilization Revenue
                 Refunding Bonds, Series 1998A (Penobscot Energy Recovery Company, LP),
                 5.000%, 7/01/18                                                            7/08 at 102       AAA        3,235,668

    1,745,000   Maine Turnpike Authority, Turnpike Revenue Bonds, Series 1994,
                 7.500%, 7/01/09                                                           No Opt. Call       AAA        2,214,370


------------------------------------------------------------------------------------------------------------------------------------
                Maryland - 0.5%

    3,575,000   Maryland Transportation Authority, Special Obligation Revenue Bonds,
                 Baltimore/Washington International Airport Projects, Series 1994-A
                 (Qualified Airport Bonds), 6.400%, 7/01/19 (Alternative Minimum Tax)       7/04 at 102       AAA        3,811,057


------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 2.5%

    5,000,000   Massachusetts Housing Finance Agency, Housing Project Revenue,
                 6.150%, 10/01/15                                                           4/03 at 102       AAA        5,299,500

    8,300,000   Massachusetts Housing Finance Agency, Single Family Housing
                 Revenue Bonds, Series 48, 6.350%, 6/01/26 (Alternative Minimum Tax)        6/06 at 102       AAA        8,902,829

    5,000,000   Massachusetts Housing Finance Authority, Single Family Housing Revenue
                 Bonds, Series 53, 6.150%, 12/01/29 (Alternative Minimum Tax)               6/07 at 102       AAA        5,344,850


------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 3.3%
    4,425,000   Central Michigan University Board of Trustees, General Revenue
                 Bonds, Series 1998, 5.000%, 10/01/27                                      10/08 at 100       AAA        4,368,139

   10,000,000   Michigan State Housing Development Authority, Rental Housing Revenue
                 Bonds, 1997 Series A, 6.000%, 4/01/16 (Alternative Minimum Tax)            4/07 at 102       AAA       10,695,000

   10,000,000   County of Monroe, Michigan, Pollution Control Revenue Bonds (The Detroit
                 Edison Company Project), Series CC-1992, 6.550%, 9/01/24
                 (Alternative Minimum Tax)                                                  9/03 at 103       AAA       11,123,500


  Principal                                                                               Optional Call                 Market
    Amount     Description                                                                  Provisions*   Ratings**      Value
------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 0.8%

$   4,425,000   Minnesota Housing Finance Agency, Rental Housing Bonds, 1995 Series D
                 (Non-AMT), 5.950%, 2/01/18                                                 2/05 at 102       AAA       $4,681,473

    1,850,000   Minnesota Housing Finance Agency, Single Family Mortgage Bonds,
                 1996 Series H, 6.000%, 1/01/21                                             1/06 at 102       AA        1,941,557


------------------------------------------------------------------------------------------------------------------------------------
                Missouri - 3.0%
    1,000,000   The Industrial Development Authority of the City of Hazelwood, Missouri,
                 Multifamily Housing Revenue Refunding Bonds (GNMA Collateralized - The
                 Lakes Apartments Project), Series 1996, 6.000%, 9/20/16                    9/06 at 102       AAA        1,066,760

    8,000,000   City of Kansas City, Missouri, General Improvement Airport Refunding
                 Revenue Bonds, Series 1995, 6.750%, 9/01/09                                9/05 at 101       AAA        9,307,600

    4,500,000   Land Clearance For Redevelopment Authority of Kansas City, Missouri,
                 Lease Revenue Bonds (Municipal Auditorium and Muehlebach Hotel
                 Redevelopment Project), Series 1995A, 5.900%, 12/01/18                    12/05 at 102       AAA        4,914,495

    1,000,000   Kansas City Municipal Assistance Corporation, Leasehold Revenue
                 Capital Improvement Bonds (Kansas City, Missouri, Lessee),
                 Series 1996B, 5.750%, 1/15/14                                              1/06 at 101       AAA        1,085,660

    1,030,000   Missouri Housing Development Commission, Multifamily Housing
                 Revenue Bonds (Brookstone Village Apartments Project),
                 1996 Series A, 6.000%, 12/01/16 (Alternative Minimum Tax)                 12/06 at 102       AAA        1,091,501

    3,415,000   Health and Educational Facilities Authority of the State of Missouri,
                 Health Facilities Revenue Bonds (Health Midwest), Series 1992B,
                 6.250%, 2/15/22                                                            2/02 at 102       AAA        3,705,617

    2,700,000   The Industrial Development Authority of the County of St. Louis,
                 Missouri, Multifamily Housing Revenue Refunding Bonds (GNMA
                 Collateralized - South Summit Apartments Project), Series 1997A,
                 6.050%, 4/20/27                                                            4/07 at 102       AAA        2,892,483


------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 3.4%

    2,905,000   Clark County, Nevada, General Obligation - Limited Tax (Additionally
                 Secured with Pledged Revenues), Airport Bonds, Series June 1, 1991,
                 10.000%, 6/01/01                                                          No Opt. Call       AAA        3,354,955

    5,000,000   Clark County, Nevada, Industrial Development Revenue Bonds (Nevada Power
                 Company Project), Series 1992A, 6.700%, 6/01/22
                 (Alternative Minimum Tax)                                                  6/02 at 102       AAA        5,483,100

                Clark County School District, Nevada, General Obligation
                (Limited Tax), School Improvement Bonds, Series May 1, 1995A:
    7,295,000    7.250%, 6/15/03                                                           No Opt. Call       AAA        8,324,252
    8,320,000    7.250%, 6/15/04                                                           No Opt. Call       AAA        9,673,997


------------------------------------------------------------------------------------------------------------------------------------
                New York - 13.1%

                Long Island Power Authority, Electric System General Revenue Bonds,
                Series 1998A:
   25,000,000    5.000%, 12/01/18                                                           6/08 at 101       AAA       25,097,250
   20,000,000    5.250%, 12/01/26                                                           6/08 at 101       AAA       20,496,800

    4,090,000   Metropolitan Transportation Authority, Commuter Facilities Revenue
                 Bonds, Series 1994A, 8.000%, 7/01/07                                      No Opt. Call       AAA        5,200,721

    5,000,000   Metropolitan Transportation Authority, Transit Facilities Revenue Bonds,
                 Series K, 6.300%, 7/01/06                                                 No Opt. Call       AAA        5,726,150

    4,985,000   Metropolitan Transportation Authority, Transit Facilities Revenue Bonds,
                 Series O, 8.000%, 7/01/07                                                 No Opt. Call       AAA        6,338,776

    4,000,000   The City of New York, General Obligation Bonds, Fiscal 1995 Series E,
                 8.000%, 8/01/05                                                           No Opt. Call       AAA        4,918,320

    5,000,000   The City of New York General Obligation Bonds, Fiscal 1997 Series E,
                 6.000%, 8/01/08                                                        8/06 at 101 1/2       AAA        5,617,700

                The City of New York General Obligation Bonds, Fiscal 1993 Series A, 5.750%:
      320,000    5.750%, 8/01/10 (Pre-refunded to 8/01/02)                              8/02 at 101 1/2       AAA          347,222
    2,180,000    5.750%, 8/01/10                                                        8/02 at 101 1/2       AAA        2,348,318

    5,230,000   Dormitory Authority of the State of New York, Maimonides Medical Center,
                 FHA-Insured Mortgage Hospital Revenue Bonds, Series 1996A,
                 5.750%, 8/01/14                                                            2/06 at 102       AAA        5,700,962

    4,000,000   Dormitory Authority of the State of New York, St. John's University,
                 Insured Revenue Bonds, Series 1998, 5.250%, 7/01/25                        7/08 at 101       AAA        4,099,760

                New York State Medical Care Facilities Finance Agency, New York
                Hospital FHA-Insured Mortgage Revenue Bonds, 1994 Series A:
    3,000,000    6.750%, 8/15/14 (Pre-refunded to 2/15/05)                                  2/05 at 102       AAA        3,506,010
    2,500,000    6.800%, 8/15/24 (Pre-refunded to 2/15/05)                                  2/05 at 102       AAA        2,928,275

    6,150,000  New York State Medical Care Facilities Finance Agency, Mental Health Services
                Facilities Improvement Revenue Bonds, 1995 Series C, 6.000%, 8/15/15        2/05 at 102       AAA        6,744,890

    Principal                                                                              Optional Call                  Market
       Amount   Description                                                                Provisions*    Ratings**        Value

------------------------------------------------------------------------------------------------------------------------------------
                New York (continued)

$   3,000,000   New York State Thruway Authority, Highway and Bridge Trust Fund Bonds,
                 Series 1995B, 6.000%, 4/01/05                                             No Opt. Call       AAA       $3,332,130

    1,070,000   City of Niagara Falls, Niagara County, New York, Public Improvement Serial
                 Bonds, Series 1994, 7.500%, 3/01/09                                       No Opt. Call       AAA        1,361,971


------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 2.8%

                City of Cleveland, Ohio, Waterworks Improvement First Mortgage
                Revenue Bonds, Series F, 1992:
    1,915,000    6.250%, 1/01/15 (Pre-refunded to 1/01/02)                                  1/02 at 102       AAA        2,097,078
       85,000    6.250%, 1/01/15                                                            1/02 at 102       AAA           91,909

    5,000,000   Fairfield City School District, County of Butler, Ohio, School
                 Improvement Bonds, Series 1995, 6.000%, 12/01/20                          12/05 at 100       AAA        5,471,150

    2,250,000   Hamilton County, Ohio, Sewer System Improvement and Refunding Revenue
                 Bonds, 1993 Series A (The Metropolitan Sewer District of Greater
                 Cincinnati), 5.450%, 12/01/09                                             No Opt. Call       AAA        2,489,783

    5,805,000   Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds
                 (GNMA Mortgage-Backed Securities Program), 1989 Series A,
                 7.650%, 3/01/29 (Alternative Minimum Tax)                                  9/99 at 102       AAA        5,972,126

    5,500,000   Ohio Air Quality Development Authority, State of Ohio, Collateralized
                 Pollution Control Revenue Refunding Bonds, Series 1992 (The Cleveland
                 Electric Illuminating Company Project), 8.000%, 12/01/13                   6/02 at 103       AAA        6,355,965


------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 2.5%

    8,425,000   McGee Creek Authority (Oklahoma), Water Revenue Bonds, Series 1992,
                 6.000%, 1/01/23                                                           No Opt. Call       AAA        9,722,113

    6,000,000   Norman Regional Hospital Authority (Norman, Oklahoma), Hospital Revenue
                 Bonds, Series 1991, 6.900%, 9/01/21 (Pre-refunded to 9/01/01)              9/01 at 102       AAA        6,636,000

    3,500,000   Oklahoma Turnpike System, Second Senior Revenue Bonds, Series 1998B,
                 5.250%, 1/01/28                                                            1/09 at 100       AAA        3,564,645


------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 4.1%

    3,755,000   Allegheny County Residential Finance Authority, Single Family Mortgage
                 Revenue Bonds, 1996 Series AA, 6.450%, 5/01/28
                 (Alternative Minimum Tax)                                                 11/06 at 102       Aaa        4,032,607

    6,000,000   Cambria County Industrial Development Authority (Pennsylvania), Pollution
                 Control Revenue Refunding Bonds, 1995 Series A (Pennsylvania Electric
                 Company Project), 5.800%, 11/01/20                                        11/05 at 102       AAA        6,494,220

    4,750,000   Lehigh County Industrial Development Authority, Pollution Control Revenue
                 Refunding Bonds, 1992 Series A (Pennsylvania Power and Light Company
                 Project), 6.400%, 11/01/21                                                11/02 at 102       AAA        5,251,695

    1,000,000   Luzerne County Industrial Development Authority, Exempt Facilities
                 Revenue Refunding Bonds, 1994 Series A (Pennsylvania Gas and Water
                 Company Project), 7.000%, 12/01/17 (Alternative Minimum Tax)              12/04 at 102       AAA        1,150,770

    2,680,000   The School District of Philadelphia, Pennsylvania, General Obligation
                 Refunding Bonds, Series A of 1995, 6.250%, 9/01/08                        No Opt. Call       AAA        3,096,552

                University of Pittsburgh - of the Commonwealth System of Higher
                Education, University Capital Project Bonds (Pennsylvania), 1992
                Series A:
    1,395,000    6.125%, 6/01/21 (Pre-refunded to 6/01/02)                                  6/02 at 102       AAA        1,533,440
    4,105,000    6.125%, 6/01/21                                                            6/02 at 102       AAA        4,466,938

    5,750,000   York County Solid Waste and Refuse Authority (Commonwealth of
                 Pennsylvania), Solid Waste System Refunding Revenue Bonds (County
                 Guaranteed), Series of 1997, 5.500%, 12/01/07                             No Opt. Call       AAA        6,339,260


------------------------------------------------------------------------------------------------------------------------------------
                Puerto Rico - 2.0%

   13,000,000   Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,
                 Series W, 7.000%, 7/01/07                                                 No Opt. Call       AAA       15,795,260


------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 0.9%

    6,500,000   Piedmont Municipal Power Agency (South Carolina), Electric Revenue Bonds,
                 1992 Refunding Series, 6.300%, 1/01/22 (Pre-refunded to 1/01/03)           1/03 at 102       AAA        7,243,860


------------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 0.2%

    1,500,000   Knoxville's Community Development Corporation, Multifamily Mortgage
                 Revenue Bonds (GNMA Mortgage-Backed Security Program-Morningside Gardens
                 Project) Series 1993, 6.200%, 7/20/28                                      7/03 at 101       AAA        1,571,790

    Principal                                                                              Optional Call                  Market
       Amount Description                                                                  Provisions*    Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------------
                Texas - 1.4%

                State of Texas, Veteran's Housing Assistance Bonds, Series 1993,
                General Obligation Bonds:
$   8,295,000    6.800%, 12/01/23 (Alternative Minimum Tax)                                12/03 at 102       AAA       $8,981,660
    1,655,000    6.800%, 12/01/23 (Alternative Minimum Tax)                                12/03 at 102        AA        1,788,145


------------------------------------------------------------------------------------------------------------------------------------
                Utah - 0.5%

    3,600,000   State Board of Regents of the State of Utah, Student Loan Revenue Bonds,
                 Series 1993B, 5.900%, 11/01/13 (Alternative Minimum Tax)                  11/03 at 102       Aaa        3,812,328


------------------------------------------------------------------------------------------------------------------------------------
                Virginia - 0.3%

    2,250,000   Virginia Housing Development Authority, Multifamily Housing Revenue Bonds,
                 Series B, 6.050%, 5/01/17 (Alternative Minimum Tax)                        5/08 at 102       AAA        2,412,270


------------------------------------------------------------------------------------------------------------------------------------
                Washington - 6.3%

    2,500,000   City of Tacoma, Washington, Sewer Revenue Bonds, 1995 Series B,
                 6.375%, 12/01/15                                                          12/05 at 100       AAA        2,816,300

    8,100,000   Washington Health Care Facilities Authority, Revenue Bonds, Series 1992
                 (Virginia Mason Obligated Group, Seattle), 6.300%, 2/15/17                 2/03 at 102       AAA        8,868,042

    6,130,000   Washington Health Care Facilities Authority, Revenue Bonds, Series 1992
                 (Swedish Hospital Medical Center, Seattle), 6.300%, 11/15/22
                 (Pre-refunded to 11/15/02)                                                11/02 at 102       AAA        6,828,330

    3,750,000   Washington Public Power Supply System, Nuclear Project No. 1 Refunding
                 Revenue Bonds, Series 1993B, 5.600%, 7/01/15                               7/03 at 102       AAA        3,924,225

   10,500,000   Washington Public Power Supply System, Nuclear Project No. 1 Refunding
                 Revenue Bonds, Series 1996A (Bonneville Power Administration),
                 5.750%, 7/01/11                                                            7/06 at 102       AAA       11,502,645

    2,000,000   Washington Public Power Supply System, Nuclear Project No. 1 Refunding
                 Revenue Bonds, Series 1997A, 5.125%, 7/01/14                               7/07 at 102       AAA        2,039,400

                Washington Public Power Supply System, Nuclear Project No. 3 Refunding
                Revenue Bonds, Series 1989A:
    6,295,000    5.600%, 7/01/17                                                            7/03 at 102       AAA        6,521,305
    5,535,000    6.000%, 7/01/18 (Pre-refunded to 7/01/99)                                  7/99 at 100       AAA        5,647,471

    1,465,000   Yakima School District No. 7, Yakima County, Washington, Unlimited Tax
                 General Obligation Bonds, Series 1995, 6.250%, 12/01/07                   No Opt. Call       AAA        1,650,220


------------------------------------------------------------------------------------------------------------------------------------
                West Virginia - 2.8%

   20,000,000   The County Commission of Pleasants County, West Virginia, Pollution
                 Control Revenue Bonds (Monongahela Power Company Pleasants Station
                 Project), 1995 Series C, 6.150%, 5/01/15                                   5/05 at 102       AAA       22,183,999


------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 1.0%

    2,000,000   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,
                 Series 1992 (Children's Hospital of Wisconsin, Inc. Project),
                 6.500%, 8/15/10 (Pre-refunded to 8/15/02)                                  8/02 at 102       AAA        2,231,319

    5,000,000   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,
                 Series 1995 (Mercy Health System Corporation), 6.125%, 8/15/13             8/05 at 102       AAA        5,527,399

------------------------------------------------------------------------------------------------------------------------------------
$ 710,305,000   Total Investments - (cost $734,136,902) - 98.8%                                                         784,252,722
=============
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.2%                                                                      9,608,856

                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $793,861,578

                ====================================================================================================================

All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance, or are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities, any of which ensure the timely payment of principal and interest.

* Optional Call Provisions (not covered by the report of independent auditors):
Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

(DD) Security purchased on a delayed delivery basis (note 1).

                See accompanying notes to financial statements.

Statement of Net Assets
October 31, 1998
                                                                Insured              Insured             Premier           Insured
                                                                Quality          Opportunity      Insured Income  Premium Income 2
------------------------------------------------------------------------------------------------------------------------------------
Assets
 Investments in municipal securities,
   at market value (note 1)                                $848,625,493       $1,877,624,142        $442,188,021       $784,252,722
Temporary investments in short-term municipal securities,
   at amortized cost, which approximates market value (note 1)2,100,000           10,900,000           1,900,000                 --
 Cash                                                           233,160               51,026              37,578                 --
Receivables:
   Interest                                                  15,825,315           36,652,932           8,053,438         15,480,890
   Investments sold                                             230,481            2,396,130             150,000         14,500,348
Other assets                                                     29,921               66,047              17,576             24,721
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                          867,044,370        1,927,690,277         452,346,613        814,258,681
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
 Cash overdraft                                                      --                   --                  --          2,090,059
 Payable for investments purchased                                   --           26,880,201                  --         15,037,548
 Accrued expenses:
   Management fees (note 6)                                     459,876              987,138             243,817            423,793
   Other                                                        420,075              683,951             150,091            498,471
 Preferred share dividends payable                              104,275              183,809              47,560             94,270
 Common share dividends payable                               2,880,793            6,366,443           1,439,118          2,252,962
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                       3,865,019           35,101,542           1,880,586         20,397,103
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                        $863,179,351       $1,892,588,735        $450,466,027       $793,861,578
====================================================================================================================================

Preferred shares, at liquidation value                     $260,000,000       $  600,000,000        $140,000,000       $268,900,000
====================================================================================================================================

Preferred shares outstanding                                     10,400               24,000               5,600             10,756
====================================================================================================================================

Common shares outstanding                                    37,657,429           80,587,879          19,188,247         37,239,037
====================================================================================================================================

Net asset value per Common share outstanding (net assets less Preferred shares at liquidation value, divided by Common shares
   outstanding)                                            $      16.02       $        16.04         $     16.18        $     14.10
====================================================================================================================================

                See accompanying notes to financial statements.

Statement of Operations
Year Ended October 31, 1998
                                                                Insured              Insured             Premier           Insured
                                                                Quality          Opportunity      Insured Income  Premium Income 2
------------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                  $51,360,720         $111,523,378        $25,867,304         $41,732,808
------------------------------------------------------------------------------------------------------------------------------------
Expenses
 Management fees (note 6)                                     5,352,056           11,494,612          2,835,848           4,915,697
 Preferred shares - auction fees                                628,629            1,500,000            349,999             672,250
 Preferred shares - dividend disbursing agent fees               36,712               59,999             19,998              50,001
 Shareholders' servicing agent fees and expenses                123,850              194,523             48,722              71,909
 Custodian's fees and expenses                                  109,252              207,864             71,300             105,602
 Directors'/Trustees' fees and expenses (note 6)                  7,918               17,391              4,140               7,239
 Professional fees                                               21,458               24,613             20,148              21,829
 Shareholders' reports - printing and mailing expenses          192,621              410,450            100,973             182,501
 Stock exchange listing fees                                     32,748               68,007             24,262              32,547
 Portfolio insurance expense                                    121,940              236,890                 --              27,453
 Investor relations expense                                      73,107              150,947             36,126              61,980
 Other expenses                                                  42,867               88,032             26,325              41,391
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                6,743,158           14,453,328          3,537,841           6,190,399
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        44,617,562           97,070,050         22,329,463          35,542,409
------------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions
 (notes 1 and 4)                                              6,071,593            4,892,106            980,248           5,306,267
Net change in unrealized appreciation or
 depreciation of investments                                  7,097,066           17,252,534          6,160,462          14,400,072
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                    13,168,659           22,144,640          7,140,710          19,706,339
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                  $57,786,221         $119,214,690        $29,470,173         $55,248,748
====================================================================================================================================


                See accompanying notes to financial statements.

Statement of Changes in Net Assets

                                                                    Insured Quality                       Insured Opportunity
---------------------------------------------------------------------------------------------------------------------------------
                                                             Year Ended           Year Ended         Year Ended        Year Ended
                                                               10/31/98             10/31/97           10/31/98          10/31/97
---------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                      $ 44,617,562         $ 45,571,378       $ 97,070,050     $  98,183,669
Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                             6,071,593              448,311          4,892,106          (765,609)
Net change in unrealized appreciation
 or depreciation of investments                               7,097,066           10,103,347         17,252,534        23,097,394
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                   57,786,221           56,123,036        119,214,690       120,515,454
---------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Common shareholders                                      (35,204,129)         (36,606,433)       (77,561,303)      (78,482,463)
   Preferred shareholders                                    (9,554,564)          (9,532,872)       (20,642,256)      (20,702,910)
From accumulated net realized gains
 from investment transactions:
   Common shareholders                                         (453,849)          (2,596,924)                --        (1,903,809)
   Preferred shareholders                                       (19,266)            (659,152)                --          (488,200)
---------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders   (45,231,808)         (49,395,381)       (98,203,559)     (101,577,382)
---------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from Common shares issued to shareholders due to
   reinvestment of distributions                              2,263,160            2,330,125          9,806,987         5,101,250
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                   14,817,573            9,057,780         30,818,118        24,039,322
Net assets at beginning of year                             848,361,778          839,303,998      1,861,770,617     1,837,731,295
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $863,179,351         $848,361,778     $1,892,588,735    $1,861,770,617
=================================================================================================================================
Balance of undistributed net investment income
 at end of year                                            $    607,620         $    748,751     $    1,000,488    $    2,133,997
=================================================================================================================================

                See accompanying notes to financial statements.

                                                               Premier Insured Income                 Insured Premium Income 2
------------------------------------------------------------------------------------------------------------------------------
                                                             Year Ended           Year Ended        Year Ended      Year Ended
                                                               10/31/98             10/31/97          10/31/98        10/31/97
------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                      $ 22,329,463         $ 22,687,584      $ 35,542,409    $ 37,191,148
Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                               980,248              647,328         5,306,267       6,081,917
Net change in unrealized appreciation or
  depreciation of investments                                 6,160,462            6,330,640        14,400,072      14,037,201
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                   29,470,173           29,665,552        55,248,748      57,310,266
------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Common shareholders                                      (17,721,831)         (17,900,403)      (27,350,824)    (27,035,440)
   Preferred shareholders                                    (4,817,384)          (4,895,368)       (9,249,566)     (9,390,887)
From accumulated net realized gains
  from investment transactions:
   Common shareholders                                         (400,607)                  --                --              --
   Preferred shareholders                                      (110,068)                  --                --              --
------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders   (23,049,890)         (22,795,771)      (36,600,390)    (36,426,327)
------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from Common shares issued to shareholders due to
   reinvestment of distributions                                872,626              168,892                --              --
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                    7,292,909            7,038,673        18,648,358      20,883,939
Net assets at beginning of year                             443,173,118          436,134,445       775,213,220     754,329,281
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $450,466,027         $443,173,118      $793,861,578    $775,213,220
==============================================================================================================================
Balance of undistributed net investment
  income at end of year                                    $    295,556         $    505,308      $    715,168    $  1,773,149
==============================================================================================================================


                See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies
The National Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Insured Quality Municipal Fund, Inc.
(NQI), Nuveen Insured Municipal Opportunity Fund, Inc. (NIO), Nuveen Premier Insured Municipal Income Fund, Inc. (NIF) and Nuveen Insured Premium Income Municipal Fund 2 (NPX).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At October 31, 1998, Insured Opportunity and Insured Premium Income 2 had outstanding when-issued and delayed delivery purchase commitments of $20,498,995 and $15,037,548, respectively. There were no such outstanding purchase commitments in either of the other Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended October 31, 1998, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent, except for Insured Quality Series F which has lengthened its current dividend period from seven days to five years. The number of Preferred shares outstanding, by Series and in total, at October 31, 1998, is as follows:

                                                                                     Premier      Insured
                                                           Insured      Insured      Insured      Premium
                                                           Quality  Opportunity       Income     Income 2
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                                  2,600        4,000           --        2,080
   Series T                                                  2,600        4,000           --        2,200
   Series W                                                  2,600        4,000           --        2,080
   Series Th                                                    --        4,000        2,800        2,200
   Series Th2                                                   --        4,000           --           --
   Series F                                                  2,600        4,000        2,800        2,196
---------------------------------------------------------------------------------------------------------
Total                                                       10,400       24,000        5,600       10,756
=========================================================================================================

Insurance
The Funds invest in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Funds' shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 1998.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Common shares were as follows:

                                                             Insured Quality        Insured Opportunity
----------------------------------------------------------------------------------------------------------
                                                        Year Ended   Year Ended   Year Ended    Year Ended
                                                          10/31/98     10/31/97     10/31/98      10/31/97
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment
   of distributions                                        140,631      150,998      606,605       324,092
==========================================================================================================

                                                         Premier Insured Income   Insured Premium Income 2
----------------------------------------------------------------------------------------------------------
                                                        Year Ended   Year Ended   Year Ended    Year Ended
                                                          10/31/98     10/31/97     10/31/98      10/31/97
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment
   of distributions                                         54,102       10,669           --            --
==========================================================================================================

3. Distributions to Common Shareholders
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 1, 1998, to shareholders of record on November 15, 1998, as follows:

                                                                                     Premier      Insured
                                                           Insured      Insured      Insured      Premium
                                                           Quality  Opportunity       Income     Income 2
---------------------------------------------------------------------------------------------------------
Dividend per share                                          $.0765       $.0790       $.0750       $.0605
=========================================================================================================

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended October 31, 1998, were as follows:

                                                                                     Premier      Insured
                                                           Insured      Insured      Insured      Premium
                                                           Quality  Opportunity       Income     Income 2
---------------------------------------------------------------------------------------------------------
Purchases:
   Investments in municipal securities                $132,375,226 $237,987,109  $45,783,278 $254,232,375
   Temporary municipal investments                      84,610,000  127,200,000   27,600,000  132,150,000
Sales and Maturities:
   Investments in municipal securities                 134,100,294  214,493,687   47,608,241  236,318,289
   Temporary municipal investments                      85,410,000  117,700,000   25,700,000  132,150,000
=========================================================================================================

At October 31, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At October 31, 1998, Insured Premium Income 2 had unused capital loss carryforwards of $16,029,037 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $1,918,696 of the carryforward will expire in the year 2002, $12,029,555 will expire in the year 2003 and $2,080,786 will expire in the year 2004.

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 1998, were as follows:

                                                                                  Premier         Insured
                                                   Insured         Insured        Insured         Premium
                                                   Quality     Opportunity         Income        Income 2
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                $71,155,290    $165,793,813    $43,029,882     $50,132,941
   depreciation                                    (15,164)             --        (84,800)        (17,121)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation                    $71,140,126    $165,793,813    $42,945,082     $50,115,820
=========================================================================================================

6. Management Fee and Other Transactions with Affiliates Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund:

Average Daily Net Asset Value                                    Management Fee
-------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5875 of 1
===============================================================================

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. Composition of Net Assets At October 31, 1998, net assets consisted of:

                                                                                           Premier        Insured
                                                           Insured          Insured        Insured        Premium
                                                           Quality      Opportunity         Income       Income 2
-----------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                               $260,000,000   $  600,000,000   $140,000,000   $268,900,000
Common shares, $.01 par value per share                    376,574          805,879        191,882        372,390
Paid-in surplus                                        525,010,838    1,120,862,058    266,053,774    489,883,197
Balance of undistributed net investment income             607,620        1,000,488        295,556        715,168
Accumulated net realized gain (loss) from
   investment transactions                               6,044,193        4,126,497        979,733    (16,124,997)
Net unrealized appreciation of investments              71,140,126      165,793,813     42,945,082     50,115,820
-----------------------------------------------------------------------------------------------------------------
Net assets                                            $863,179,351   $1,892,588,735   $450,466,027   $793,861,578
=================================================================================================================
Authorized shares:
   Common                                              200,000,000      200,000,000    200,000,000      Unlimited
   Preferred                                             1,000,000        1,000,000      1,000,000      Unlimited
-----------------------------------------------------------------------------------------------------------------

8. Investment Composition
At October 31, 1998, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:

                                                                                     Premier     Insured
                                                           Insured      Insured      Insured     Premium
                                                           Quality  Opportunity       Income    Income 2
----------------------------------------------------------------------------------------------------------
Education and Civic Organizations                              2%           1%            1%          2%
Health Care                                                   19           16            12           9
Housing/Multifamily                                            4            3             6           9
Housing/Single Family                                         13           12             6           6
Tax Obligation/General                                         8            4             4          17
Tax Obligation/Limited                                         8            5            10          12
Transportation                                                 5            5             3           8
U.S. Guaranteed                                               24           34            40          15
Utilities                                                     16           15            17          20
Water and Sewer                                                1            5             1           2
----------------------------------------------------------------------------------------------------------
                                                             100%         100%          100%        100%
========================================================================================================

All of the long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

All of the temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

Financial Highlights

Selected data for a Common share outstanding throughout each period is as follows:

                                           Investment Operations
                                      ----------------------------------
                                                    Net Realized/
                         Beginning    Net           Unrealized
                         Net Asset    Investment    Investment
                         Value        Income        Gain (Loss)   Total
Insured Quality
Year Ended 10/31:
         1998            $15.68       $1.18         $ .36         $ 1.54
         1997             15.50        1.22           .28           1.50
         1996             15.79        1.24          (.12)          1.12
         1995             14.50        1.27          1.32           2.59
         1994             16.58        1.27         (2.04)          (.77)

Insured Opportunity
Year Ended 10/31:
         1998             15.78        1.21           .28           1.49
         1997             15.54        1.23           .28           1.51
         1996             15.60        1.24           .02           1.26
         1995             14.04        1.25          1.60           2.85
         1994             16.24        1.24         (2.18)          (.94)

Premier Insured Income
Year Ended 10/31:
         1998             15.84        1.16           .38           1.54
         1997             15.49        1.19           .36           1.55
         1996             15.53        1.19          (.03)          1.16
         1995             14.05        1.20          1.51           2.71
         1994             16.28        1.19         (2.21)         (1.02)

Insured Premium Income 2
Year Ended 10/31:
         1998             13.60         .95           .53           1.48
         1997             13.04        1.00           .54           1.54
         1996             13.03         .99            --            .99
         1995             10.99        1.00          2.08           3.08
         1994             14.29         .98         (3.16)         (2.18)




                                                 Less Distributions
                         -------------------------------------------------------------------
                         Net           Net
                         Investment    Investment     Capital       Capital
                         Income        Income         Gains         Gains
                         To Common     To Preferred   To Common     To Preferred
                         Shareholders  Shareholders+  Shareholders  Shareholders+    Total
Insured Quality
Year Ended 10/31:
         1998            $  (.94)      $(.25)         $(.01)        $--              $(1.20)
         1997               (.98)       (.25)          (.07)        (.02)             (1.32)
         1996               (.98)       (.25)          (.14)        (.04)             (1.41)
         1995              (1.01)       (.29)            --          --               (1.30)
         1994              (1.04)       (.26)          (.01)         --               (1.31)

Insured Opportunity
Year Ended 10/31:
         1998               (.97)       (.26)            --          --               (1.23)
         1997               (.98)       (.26)          (.02)        (.01)             (1.27)
         1996               (.98)       (.26)          (.06)        (.02)             (1.32)
         1995               (.98)       (.31)            --          --               (1.29)
         1994              (1.00)       (.25)          (.01)         --               (1.26)

Premier Insured Income
Year Ended 10/31:
         1998               (.92)       (.25)          (.02)        (.01)             (1.20)
         1997               (.94)       (.26)            --           --              (1.20)
         1996               (.94)       (.26)            --           --              (1.20)
         1995               (.94)       (.29)            --           --              (1.23)
         1994               (.96)       (.25)            --           --              (1.21)

Insured Premium Income 2
Year Ended 10/31:
         1998               (.73)       (.25)            --           --               (.98)
         1997               (.73)       (.25)            --           --               (.98)
         1996               (.71)       (.27)            --           --               (.98)
         1995               (.75)       (.29)            --           --              (1.04)
         1994               (.78)       (.20)            --           --               (.98)



                                                                                  Total Returns
                                                                         --------------------------------
                         Organization and
                         Offering Costs and
                         Preferred Share       Ending
                         Underwriting       Net Asset         Ending         Based on       Based on Net
                         Discounts              Value   Market Value     Market Value*       Asset Value*
Insured Quality
Year Ended 10/31:
         1998            $--                $16.02      $15.6250          6.13%              8.43%
         1997             --                 15.68       15.6250         10.57               8.22
         1996             --                 15.50       15.1250          8.54               5.49
         1995             --                 15.79       15.0000         22.62              16.43
         1994             --                 14.50       13.1250        (19.13)             (6.43)

Insured Opportunity
Year Ended 10/31:
         1998             --                 16.04       16.6250         12.03               7.99
         1997             --                 15.78       15.7500         10.18               8.32
         1996             --                 15.54       15.2500          9.77               6.50
         1995             --                 15.60       14.8750         22.78              18.74
         1994             --                 14.04       13.0000        (13.60)             (7.59)

Premier Insured Income
Year Ended 10/31:
         1998             --                 16.18       16.8750         14.06               8.35
         1997             --                 15.84       15.6875         12.09               8.56
         1996             --                 15.49       14.8750          9.23               5.93
         1995             --                 15.53       14.5000         24.14              17.73
         1994             --                 14.05       12.5000        (14.53)             (8.06)

Insured Premium Income 2
Year Ended 10/31:
         1998             --                 14.10       13.6875         16.35               9.28
         1997             --                 13.60       12.4375         15.45              10.15
         1996             --                 13.04       11.4380          6.95               5.70
         1995             --                 13.03       11.3750         23.46              26.20
         1994            (.14)               10.99        9.8750        (23.99)            (18.24)


                                      Ratios/Supplemental Data
                         --------------------------------------------------
                                                    Ratio of Net
                                      Ratio of      Investment
                         Ending       Expenses to   Income to     Portfolio
                         Net Assets   Average       Average       Turnover
                         (000)        Net Assets++  Net Assets++  Rate
Insured Quality
Year Ended 10/31:
         1998            $  863,179   .79%          5.21%         16%
         1997               848,362   .79           5.44           8
         1996               839,304   .80           5.50          33
         1995               849,583   .81           5.73          30
         1994               801,482   .82           5.64          22

Insured Opportunity
Year Ended 10/31:
         1998             1,892,589   .77           5.17          12
         1997             1,861,771   .78           5.34           8
         1996             1,837,731   .78           5.38          18
         1995             1,841,780   .79           5.59          16
         1994             1,717,023   .79           5.44          20

Premier Insured Income
Year Ended 10/31:
         1998               450,466   .79           5.00          10
         1997               443,173   .80           5.18           4
         1996               436,134   .80           5.22           3
         1995               436,920   .81           5.40           5
         1994               408,690   .81           5.30           4

Insured Premium Income 2
Year Ended 10/31:
         1998               793,862   .79           4.53          31
         1997               775,213   .80           4.89          37
         1996               754,329   .86           4.78          32
         1995               427,908   .83           5.07          30
         1994               385,692   .83           4.83          25


* Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

+ The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders.

Building a Better Portfolio Can Make You a Successful Investor

Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth
Nuveen Rittenhouse
Growth Fund

Growth and Income
European Value Fund

Growth and
Income Stock Fund

Balanced Stock
and Bond Fund

Balanced Municipal
and Stock Fund

Tax-Free Income

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin


Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals

Exchange-Traded Funds
Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)
Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Mutual Funds
Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier AdvisersSM including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management
Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios
Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Fund Information

Board of Directors/Trustees
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Custodian, Transfer Agent
and Shareholder Services
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Auditors
Ernst & Young LLP
Chicago, IL



Year 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, our trading, fund management and pricing systems at Nuveen - the systems that directly affect our investors and their financial advisers - have been updated or replaced to address the Year 2000 concerns.

We continue to work closely with our transfer agent, custodian and other service partners to monitor readiness and address other remaining systems issues. Our initial testing indicates we are on schedule, and we have targeted year-end 1998 to complete verification of vendor compliance and service partner readiness. However, we can give no complete assurance at this time that the steps we have taken will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds.


Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended October 31, 1998. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations Photo of: John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


LOGO:
NUVEEN   1898    1998
OUR SECOND CENTURY
helping investors sustain the wealth of a lifetime(tm).

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

                                   APPENDIX A

                             RATINGS OF INVESTMENTS

STANDARD & POOR'S RATINGS GROUP -- A brief description of the applicable Standard & Poor's Ratings Group ("S&P") rating symbols and their meanings (as published by S&P) follows:

LONG TERM DEBT

         An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         2.  Nature of and provisions of the obligation;

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

AAA    Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA     Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A      Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB    Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATING

       Debt rated "BB", "B", "CCC", "CLARK CURBO" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB     Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B      Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC    Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CLARK CURBO The rating "CLARK CURBO" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C      The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI     The rating "CI" is reserved for income bonds on which no interest is being paid.

D      Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L      The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately collateralized.* In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

NR     Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL NOTES

       An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

       -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

       -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

NOTE RATING SYMBOLS ARE AS FOLLOWS:

SP-1   Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2   Satisfactory capacity to pay principal and interest.

SP-3   Speculative capacity to pay principal and interest.

       A note rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

COMMERCIAL PAPER

       An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1    This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2    Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3    Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

B      Issues rated "B" are regarded as having only speculative capacity for timely payment.

C      This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D      Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

       A commercial paper rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

MOODY'S INVESTORS SERVICE, INC -- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

MUNICIPAL BONDS

AAA    Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A     Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA    Bonds that are rated Baa are considered as medium grade obligations,
i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA     Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B      Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA    Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA     Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C      Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CON(-) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

NOTE: Those bonds in the Aa, A, Baa, Ba, and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

SHORT-TERM LOANS

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G.          This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

COMMERCIAL PAPER

          Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

       -- Leading market positions in well established industries.

       -- High rates of return on funds employed.

       -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

       -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

          Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

          Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                   APPENDIX B

                   NUVEEN INSURED QUALITY MUNICIPAL FUND, INC.

                  STATEMENT ESTABLISHING AND FIXING THE RIGHTS
                               AND PREFERENCES OF
                             MUNICIPAL AUCTION RATE
                 CUMULATIVE PREFERRED STOCK ("MUNIPREFERRED(R)"),

                                   SERIES TH

     Nuveen Insured Quality Municipal Fund, Inc., a Minnesota corporation (the "Corporation"), hereby certifies to the Secretary of State of Minnesota as follows:

     First: Pursuant to authority expressly vested in the Board of Directors of the Corporation by its amended and restated articles of incorporation, the Board of Directors has, by resolution duly adopted on December 18, 1998, authorized the issuance of a series of its authorized Preferred Stock designated as its Municipal Auction Rate Cumulative Preferred Stock, Series TH.

     Second: The rights and preferences of the shares of such series of stock are as follows:

                   NUVEEN INSURED QUALITY MUNICIPAL FUND, INC.

                                TABLE OF CONTENTS

                                                                                                       PAGE
DEFINITIONS.............................................................................................B-1
   "AA" COMPOSITE COMMERCIAL PAPER RATE.................................................................B-1
   ACCOUNTANT'S CONFIRMATION............................................................................B-2
   AFFILIATE............................................................................................B-2
   AGENT MEMBER.........................................................................................B-2
   ANTICIPATION NOTES...................................................................................B-2
   APPLICABLE RATE......................................................................................B-2
   ARTICLES.............................................................................................B-2
   AUCTION..............................................................................................B-2
   AUCTION AGENCY AGREEMENT.............................................................................B-2
   AUCTION AGENT........................................................................................B-2
   AUCTION DATE,........................................................................................B-2
   AUCTION PROCEDURES...................................................................................B-2
   AVAILABLE MUNIPREFERRED..............................................................................B-3
   BENCHMARK RATE.......................................................................................B-3
   BENEFICIAL OWNER.....................................................................................B-3
   BID AND BIDS.........................................................................................B-3
   BIDDER AND BIDDERS...................................................................................B-3
   BOARD OF DIRECTORS...................................................................................B-3
   BROKER-DEALER........................................................................................B-3
   BROKER-DEALER AGREEMENT..............................................................................B-3
   BUSINESS DAY.........................................................................................B-3
   CODE.................................................................................................B-3
   COMMERCIAL PAPER DEALERS.............................................................................B-3
   COMMON STOCK.........................................................................................B-3
   CURE DATE............................................................................................B-3
   DATE OF ORIGINAL ISSUE...............................................................................B-3
   DEPOSIT SECURITIES...................................................................................B-3
   DISCOUNTED VALUE.....................................................................................B-4
   DIVIDEND PAYMENT DATE................................................................................B-4
   DIVIDEND PERIOD......................................................................................B-4
   EXISTING HOLDER......................................................................................B-4
   FAILURE TO DEPOSIT...................................................................................B-4
   FEDERAL TAX RATE INCREASE............................................................................B-4
   FUND.................................................................................................B-4
   GROSS-UP PAYMENT.....................................................................................B-5
   HOLDER...............................................................................................B-5
   HOLD ORDER AND HOLD ORDERS...........................................................................B-5
   INDEPENDENT ACCOUNTANT...............................................................................B-5
   INITIAL RATE PERIOD..................................................................................B-5
   INTEREST EQUIVALENT..................................................................................B-5
   ISSUE TYPE CATEGORY..................................................................................B-5
   KENNY INDEX..........................................................................................B-5
   LATE CHARGE..........................................................................................B-5
   LIQUIDATION PREFERENCE...............................................................................B-5
   MARKET VALUE.........................................................................................B-5
   MAXIMUM POTENTIAL GROSS-UP PAYMENT LIABILITY.........................................................B-5

   MAXIMUM RATE........................................................................................B-5
   MINIMUM RATE PERIOD.................................................................................B-6
   MOODY'S.............................................................................................B-6
   MOODY'S DISCOUNT FACTOR.............................................................................B-6
   MOODY'S ELIGIBLE ASSET..............................................................................B-7
   MOODY'S EXPOSURE PERIOD.............................................................................B-7
   MOODY'S VOLATILITY FACTOR...........................................................................B-7
   MUNIPREFERRED.......................................................................................B-7
   MUNIPREFERRED BASIC MAINTENANCE AMOUNT,.............................................................B-7
   MUNIPREFERRED BASIC MAINTENANCE CURE DATE,..........................................................B-8
   MUNIPREFERRED BASIC MAINTENANCE REPORT..............................................................B-9
   MUNICIPAL OBLIGATIONS...............................................................................B-9
   1940 ACT............................................................................................B-9
   1940 ACT CURE DATE,.................................................................................B-9
   1940 ACT MUNIPREFERRED ASSET COVERAGE...............................................................B-9
   NOTICE OF REDEMPTION................................................................................B-9
   NOTICE OF SPECIAL RATE PERIOD.......................................................................B-9
   ORDER...............................................................................................B-9
   ORIGINAL ISSUE INSURANCE,...........................................................................B-9
   OTHER ISSUES,.......................................................................................B-9
   OUTSTANDING.........................................................................................B-9
   PERMANENT INSURANCE,................................................................................B-9
   PERSON..............................................................................................B-10
   PORTFOLIO INSURANCE,................................................................................B-10
   POTENTIAL BENEFICIAL OWNER,.........................................................................B-10
   POTENTIAL HOLDER,...................................................................................B-10
   PREFERRED STOCK.....................................................................................B-10
   QUARTERLY VALUATION DATE............................................................................B-10
   RATE MULTIPLE.......................................................................................B-10
   RATE PERIOD.........................................................................................B-10
   RATE PERIOD DAYS....................................................................................B-10
   RECEIVABLES FOR MUNICIPAL OBLIGATIONS SOLD..........................................................B-10
   REDEMPTION PRICE....................................................................................B-10
   REFERENCE RATE......................................................................................B-11
   REGISTRATION STATEMENT..............................................................................B-11
   S&P.................................................................................................B-11
   S&P DISCOUNT FACTOR.................................................................................B-11
   S&P ELIGIBLE ASSET..................................................................................B-11
   S&P EXPOSURE PERIOD.................................................................................B-11
   S&P VOLATILITY FACTOR...............................................................................B-11
   SECONDARY MARKET INSURANCE..........................................................................B-11
   SECURITIES DEPOSITORY...............................................................................B-11
   SELL ORDER" AND "SELL ORDERS........................................................................B-11
   SPECIAL RATE PERIOD.................................................................................B-11
   SPECIAL REDEMPTION PROVISIONS.......................................................................B-11
   SUBMISSION DEADLINE.................................................................................B-11
   SUBMITTED BID" AND "SUBMITTED BIDS..................................................................B-12
   SUBMITTED HOLD ORDER" AND "SUBMITTED HOLD ORDERS....................................................B-12
   SUBMITTED ORDER" AND "SUBMITTED ORDERS..............................................................B-12
   SUBMITTED SELL ORDER" AND "SUBMITTED SELL ORDERS....................................................B-12
   SUBSEQUENT RATE PERIOD..............................................................................B-12
   SUBSTITUTE COMMERCIAL PAPER DEALER..................................................................B-12
   SUBSTITUTE U.S. GOVERNMENT SECURITIES DEALER........................................................B-12
   SUFFICIENT CLEARING BIDS............................................................................B-12

   TAXABLE ALLOCATION............................................................................................B-12
   TAXABLE INCOME................................................................................................B-12
   TAXABLE EQUIVALENT OF THE SHORT-TERM MUNICIPAL BOND RATE......................................................B-12
   TREASURY BILL.................................................................................................B-13
   TREASURY BILL RATE............................................................................................B-13
   TREASURY NOTE.................................................................................................B-13
   TREASURY NOTE RATE............................................................................................B-13
   U.S. GOVERNMENT SECURITIES DEALER.............................................................................B-14
   VALUATION DATE................................................................................................B-14
   VOLATILITY FACTOR.............................................................................................B-14
   VOTING PERIOD.................................................................................................B-14
   WINNING BID RATE..............................................................................................B-14

PART I...........................................................................................................B-15
   1.  NUMBER OF AUTHORIZED SHARES...............................................................................B-15
   2.  DIVIDENDS.................................................................................................B-15
           (a)  RANKING..........................................................................................B-15
           (b)  CUMULATIVE CASH DIVIDENDS........................................................................B-15
           (c)  DIVIDENDS CUMULATIVE FROM DATE OF ORIGINAL ISSUE.................................................B-15
           (d)  DIVIDEND PAYMENT DATES AND ADJUSTMENT THEREOF....................................................B-15
           (e)  DIVIDEND RATES AND CALCULATION OF DIVIDENDS......................................................B-16
                    (i)  DIVIDEND RATES..........................................................................B-16
                    (ii) CALCULATION OF DIVIDENDS................................................................B-17
           (f)  CURING A FAILURE TO DEPOSIT......................................................................B-18
           (g)  DIVIDEND PAYMENTS BY FUND TO AUCTION AGENT.......................................................B-18
           (h)  AUCTION AGENT AS TRUSTEE OF DIVIDEND PAYMENTS BY FUND............................................B-18
           (i)  DIVIDENDS PAID TO HOLDERS........................................................................B-18
           (j)  DIVIDENDS CREDITED AGAINST EARLIEST ACCUMULATED BUT UNPAID DIVIDENDS.............................B-18
           (k)  DIVIDENDS DESIGNATED AS EXEMPT-INTEREST DIVIDENDS................................................B-18
   3.  GROSS-UP PAYMENTS.........................................................................................B-18
           (a)  MINIMUM RATE PERIODS AND SPECIAL RATE PERIODS OF 28 RATE PERIOD DAYS OR FEWER....................B-19
           (b)  SPECIAL RATE PERIODS OF MORE THAN 28 RATE PERIOD DAYS............................................B-19
           (c)  NO GROSS-UP PAYMENTS IN THE EVENT OF A REALLOCATION..............................................B-19
   4.  DESIGNATION OF SPECIAL RATE PERIODS.......................................................................B-19
           (a)  LENGTH OF AND PRECONDITIONS FOR SPECIAL RATE PERIOD..............................................B-19
           (b)  ADJUSTMENT OF LENGTH OF SPECIAL RATE PERIOD......................................................B-19
           (c)  NOTICE OF PROPOSED SPECIAL RATE PERIOD...........................................................B-20
           (d)  NOTICE OF SPECIAL RATE PERIOD....................................................................B-20
           (e)  FAILURE TO DELIVER NOTICE OF SPECIAL RATE PERIOD.................................................B-21
   5.  VOTING RIGHTS.............................................................................................B-21
           (a)  ONE VOTE PER SHARE OF MUNIPREFERRED..............................................................B-21
           (b)  VOTING FOR ADDITIONAL DIRECTORS..................................................................B-21
                    (i) VOTING PERIOD............................................................................B-21
                    (ii)  NOTICE OF SPECIAL MEETING..............................................................B-22
                    (iii)  TERMS OF OFFICE OF EXISTING DIRECTORS.................................................B-22
                    (iv)  TERMS OF OFFICE OF CERTAIN DIRECTORS TO TERMINATE UPON TERMINATION OF VOTING PERIOD....B-22
           (c)  HOLDERS OF MUNIPREFERRED TO VOTE ON CERTAIN OTHER MATTERS........................................B-23
                    (i)  INCREASES IN CAPITALIZATION.............................................................B-23
                    (ii)  1940 ACT MATTERS.......................................................................B-23
           (d)  BOARD MAY TAKE CERTAIN ACTIONS WITHOUT SHAREHOLDER APPROVAL......................................B-24
           (e)  VOTING RIGHTS SET FORTH HEREIN ARE SOLE VOTING RIGHTS............................................B-24

           (f)  NO PREEMPTIVE RIGHTS OR CUMULATIVE VOTING...................................................  B-24
           (g)  VOTING FOR DIRECTORS SOLE REMEDY FOR FUND'S FAILURE TO PAY DIVIDENDS........................  B-25
           (h)  HOLDERS ENTITLED TO VOTE....................................................................  B-25
   6.  1940 ACT MUNIPREFERRED ASSET COVERAGE................................................................  B-25
   7.  MUNIPREFERRED BASIC MAINTENANCE AMOUNT...............................................................  B-25
   8.  [RESERVED]...........................................................................................  B-27
   9.  RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS....................................................  B-27
           (a)  DIVIDENDS ON PREFERRED STOCK OTHER THAN MUNIPREFERRED.......................................  B-27
           (b)  DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO COMMON STOCK UNDER THE 1940 ACT...........  B-27
           (c)  OTHER RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS.....................................  B-27
   10.  RATING AGENCY RESTRICTIONS..........................................................................  B-28
   11.  REDEMPTION..........................................................................................  B-29
           (a) OPTIONAL REDEMPTION..........................................................................  B-29
           (b)  MANDATORY REDEMPTION........................................................................  B-30
           (c)  NOTICE OF REDEMPTION........................................................................  B-30
           (d)  NO REDEMPTION UNDER CERTAIN CIRCUMSTANCES...................................................  B-31
           (e)  ABSENCE OF FUNDS AVAILABLE FOR REDEMPTION...................................................  B-31
           (f)  AUCTION AGENT AS TRUSTEE OF REDEMPTION PAYMENTS BY FUND.....................................  B-31
           (g)  SHARES FOR WHICH NOTICE OF REDEMPTION HAS BEEN GIVEN ARE NO LONGER OUTSTANDING..............  B-31
           (h)  COMPLIANCE WITH APPLICABLE LAW..............................................................  B-32
           (i)  ONLY WHOLE SHARES OF MUNIPREFERRED MAY BE REDEEMED..........................................  B-32
   12.  LIQUIDATION RIGHTS..................................................................................  B-32
           (a)  RANKING.....................................................................................  B-32
           (b)  DISTRIBUTIONS UPON LIQUIDATION..............................................................  B-32
           (c)  PRO RATA DISTRIBUTIONS......................................................................  B-33
           (d)  RIGHTS OF JUNIOR STOCK......................................................................  B-33
           (e)  CERTAIN EVENTS NOT CONSTITUTING LIQUIDATION.................................................  B-33
   13.  MISCELLANEOUS.......................................................................................  B-33
           (a)  AMENDMENT OF APPENDIX A TO ADD ADDITIONAL SERIES............................................  B-33
           (b)  APPENDIX A INCORPORATED BY REFERENCE........................................................  B-33
           (c)  NO FRACTIONAL SHARES........................................................................  B-33
           (d)  STATUS OF SHARES OF MUNIPREFERRED REDEEMED, EXCHANGED OR OTHERWISE ACQUIRED BY THE FUND.....  B-33
           (e)  BOARD MAY RESOLVE AMBIGUITIES...............................................................  B-34
           (F)  HEADINGS NOT DETERMINATIVE..................................................................  B-34
           (G)  NOTICES.....................................................................................  B-34

PART II.....................................................................................................  B-35
      1.  ORDERS............................................................................................  B-35
      2.  SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT...........................................  B-36
      3.  DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE...................  B-38
      4.  ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES.....  B-39
      5.  NOTIFICATION OF ALLOCATIONS.......................................................................  B-42
      6.  AUCTION AGENT.....................................................................................  B-42
      7.  TRANSFER OF SHARES OF MUNIPREFERRED...............................................................  B-42
      8.  GLOBAL CERTIFICATE................................................................................  B-43

Appendix A..................................................................................................  B-1
   SECTION 1.  DESIGNATION AS TO SERIES.....................................................................  B-1

   SECTION 2.  NUMBER OF AUTHORIZED SHARES PER SERIES...........................................................B-2
   SECTION 3.  EXCEPTIONS TO CERTAIN DEFINITIONS................................................................B-2
   SECTION 4.  CERTAIN DEFINITIONS..............................................................................B-2
   SECTION 5.  INITIAL RATE PERIODS.............................................................................B-7
   SECTION 6.  DATE FOR PURPOSES OF PARAGRAPH (YYY) CONTAINED UNDER THE HEADING "DEFINITIONS" IN THIS STATEMENT.B-8
   SECTION 7.  PARTY NAMED FOR PURPOSES OF THE DEFINITION OF "RATE MULTIPLE" IN THIS STATEMENT..................B-8
   SECTION 8.  ADDITIONAL DEFINITIONS...........................................................................B-8
   SECTION 9.  DIVIDEND PAYMENT DATES...........................................................................B-8
   SECTION 10. AMOUNT FOR PURPOSES OF SUBPARAGRAPH (C)(I) OF SECTION 5 OF PART I OF THIS STATEMENT..............B-8
   SECTION 11.  REDEMPTION PROVISIONS APPLICABLE TO INITIAL RATE PERIODS........................................B-8
   SECTION 12. APPLICABLE RATE FOR PURPOSES OF SUBPARAGRAPH(B)(III) OF SECTION 3 OF PART II OF THIS STATEMENT...B-8

         NUVEEN INSURED QUALITY MUNICIPAL FUND, INC., a Minnesota corporation (the "Fund"), certifies to the Secretary of State of the State of Minnesota that:

         First: Pursuant to authority expressly vested in the Board of Directors of the Fund by Article FIFTH of the Fund's Articles of Incorporation, as amended (which, as hereafter restated or amended from time to time are, together with this Statement, herein called the "Articles"), the Board of Directors has, by resolution, authorized the issuance of shares of the Fund's authorized Preferred Stock, par value $.01 per share, liquidation preference $25,000 per share, having such designation or designations as to series as is set forth in Section 1 of APPENDIX A hereto and such number of shares per such series as is set forth in Section 2 of APPENDIX A hereto.

         Second: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the shares of each series of MuniPreferred described in Section 1 of APPENDIX A hereto are as follows (each such series being referred to herein as a series of MuniPreferred, and shares of all such series being referred to herein individually as a share of MuniPreferred and collectively as shares of MuniPreferred):

                                   DEFINITIONS

         Except as otherwise specifically provided in Section 3 of APPENDIX A hereto, as used in Parts I and II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

                  (a) ""AA" COMPOSITE COMMERCIAL PAPER RATE," on any date for any Rate Period of shares of a series of MuniPreferred, shall mean (i)
         (A) in the case of any Minimum Rate Period or any Special Rate Period of fewer than 49 Rate Period Days, the interest equivalent of the 30-day rate; PROVIDED, HOWEVER, that if such Rate Period is a Minimum Rate Period and the "AA" Composite Commercial Paper Rate is being used to determine the Applicable Rate for shares of such series when all of the Outstanding shares of such series are subject to Submitted Hold Orders, then the interest equivalent of the seven-day rate, and (B) in the case of any Special Rate Period of (1) 49 or more but fewer than 70 Rate Period Days, the interest equivalent of the 60-day rate; (2) 70 or more but fewer than 85 Rate Period Days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates; (3) 85 or more but fewer than 99 Rate Period Days, the interest equivalent of the 90-day rate; (4) 99 or more but fewer than 120 Rate Period Days, the arithmetic average of the interest equivalent of the 90-day and 120-day rates; (5) 120 or more but fewer than 141 Rate Period Days, the interest equivalent of the 120-day rate; (6) 141 or more but fewer than 162 Rate Period Days, the arithmetic average of the 120-day and 180-day rates; and (7) 162 or more but fewer than 183 Rate Period Days, the interest equivalent of the 180-day rate, in each case on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day next preceding such date; or (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Fund does not select any such Substitute

         Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

                  (b) "ACCOUNTANT'S CONFIRMATION" shall have the meaning specified in paragraph (c) of Section 7 of Part I of this Statement.

                  (c) "AFFILIATE" shall mean, for purposes of the definition of "Outstanding," any Person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; PROVIDED, HOWEVER, that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation one of the directors, trustees or executive officers of which is a director of the Fund be deemed to be an Affiliate solely because such director, trustee or executive officer is also a director of the Fund.

                  (d) "AGENT MEMBER" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

                  (e) "ANTICIPATION NOTES" shall mean Tax Anticipation Notes
         (TANs), Revenue Anticipation Notes (RANs), Tax and Revenue Anticipation Notes (TRANs), Grant Anticipation Notes (GANs) that are rated by S&P and Bond Anticipation Notes (BANs) that are rated by S&P.

                  (f) "APPLICABLE RATE" shall have the meaning specified in subparagraph (e)(i) of Section 2 of Part I of this Statement.

                  (g) "ARTICLES" shall have the meaning specified on the first page of this Statement.

                  (h) "AUCTION" shall mean each periodic implementation of the Auction Procedures.

                  (i) "AUCTION AGENCY AGREEMENT" shall mean the agreement between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of a series of MuniPreferred so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

                  (j) "AUCTION AGENT" shall mean the entity appointed as such by a resolution of the Board of Directors in accordance with Section 6 of
         Part II of this Statement.

                  (k) "AUCTION DATE," with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

                  (l) "AUCTION PROCEDURES" shall mean the procedures for conducting Auctions set forth in Part II of this Statement.

                  (m) "AVAILABLE MUNIPREFERRED" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

                  (n) "BENCHMARK RATE" shall have the meaning specified in
         Section 12 of APPENDIX A hereto.

                  (o) "BENEFICIAL OWNER," with respect to shares of a series of MuniPreferred, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

                  (p) "BID" and "BIDS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

                  (q) "BIDDER" and "BIDDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement; PROVIDED, HOWEVER, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

                  (r) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Fund or any duly authorized committee thereof.

                  (s) "BROKER-DEALER" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of this Statement, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

                  (t) "BROKER-DEALER AGREEMENT" shall mean an agreement among the Fund, the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of this Statement.

                  (u) "BUSINESS DAY" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.

                  (v) "CODE" means the Internal Revenue Code of 1986, as amended.

                  (w) "COMMERCIAL PAPER DEALERS" shall mean Lehman Commercial Paper Incorporated, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer.

                  (x) "COMMON STOCK" shall mean the common stock, par value $.01 per share, of the Fund.

                  (y) "CURE DATE" shall mean the MuniPreferred Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

                  (z) "DATE OF ORIGINAL ISSUE," with respect to shares of a series of MuniPreferred, shall mean the date on which the Fund initially issued such shares.

                  (aa) "DEPOSIT SECURITIES" shall mean cash and Municipal Obligations rated at least A-1+ or SP-1+ by S&P, except that, for purposes of subparagraph (a)(v) of Section 11 of Part I of this Statement, such Municipal Obligations shall be considered "Deposit Securities" only if they are also rated P-1, MIG-1 or VMIG-1 by Moody's.

                  (bb) "DISCOUNTED VALUE," as of any Valuation Date, shall mean,
         (i) with respect to an S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor and (ii)
         (a) with respect to a Moody's Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of the Market Value thereof divided by the applicable Moody's Discount Factor, or (b) with respect to a Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (1) the lesser of the Market Value or call price thereof, including any call premium, divided by (2) the applicable Moody's Discount Factor.

                  (cc)  [Reserved]

                  (dd)  [Reserved]

                  (ee) "DIVIDEND PAYMENT DATE," with respect to shares of a series of MuniPreferred, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (d) of Section 2 of Part I of this Statement.

                  (ff) "DIVIDEND PERIOD," with respect to shares of a series of MuniPreferred, shall mean the period from and including the Date of Original Issue of shares of such series to but excluding the initial Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series.

                  (gg) "EXISTING HOLDER," with respect to shares of a series of MuniPreferred, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of shares of such series.

                  (hh) "FAILURE TO DEPOSIT," with respect to shares of a series of MuniPreferred, shall mean a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is mailed pursuant to paragraph (c) of Section 11 of Part I of this Statement; PROVIDED, HOWEVER, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of shares of MuniPreferred when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

                  (ii) "FEDERAL TAX RATE INCREASE" shall have the meaning specified in the definition of "Moody's Volatility Factor."

                  (jj) "FUND" shall mean the entity named on the first page of this Statement, which is the issuer of the shares of MuniPreferred.

                  (kk) "GROSS-UP PAYMENT" shall have the meaning specified in
         Section 4 of APPENDIX A hereto.

                  (ll) "HOLDER," with respect to shares of a series of MuniPreferred, shall mean the registered holder of such shares as the same appears on the stock books of the Fund.

                  (mm) "HOLD ORDER" and "HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

                  (nn) "INDEPENDENT ACCOUNTANT" shall mean a nationally recognized accountant, or firm of accountants, that is with respect to the Fund an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

                  (oo) "INITIAL RATE PERIOD," with respect to shares of a series of MuniPreferred, shall have the meaning specified with respect to shares of such series in Section 5 of APPENDIX A hereto.

                  (pp) "INTEREST EQUIVALENT" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

                  (qq) "ISSUE TYPE CATEGORY," if defined in Section 4 of APPENDIX A hereto, shall have the meaning specified in that section.

                  (rr) "KENNY INDEX" shall have the meaning specified in the definition of "Taxable Equivalent of the Short-Term Municipal Bond Rate."

                  (ss) "LATE CHARGE" shall have the meaning specified in subparagraph (e)(1)(B) of Section 2 of Part I of this Statement.

                  (tt) "LIQUIDATION PREFERENCE," with respect to a given number of shares of MuniPreferred, means $25,000 times that number.

                  (uu) "MARKET VALUE" of any asset of the Fund shall mean the market value thereof determined by the pricing service designated from time to time by the Board of Directors. Market Value of any asset shall include any interest accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations.

                  (vv) "MAXIMUM POTENTIAL GROSS-UP PAYMENT LIABILITY," as of any Valuation Date, shall mean the aggregate amount of Gross-up Payments that would be due if the Fund were to make Taxable Allocations, with respect to any taxable year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Fund, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Gross-up Payments are fully taxable.

                  (ww) "MAXIMUM RATE," for shares of a series of MuniPreferred on any Auction Date for shares of such series, shall mean:

                       (i) in the case of any Auction Date which is not the
                  Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Fund pursuant to Section 4 of Part I of this Statement, the product of (A) the Reference Rate on such Auction Date for the next Rate Period of shares of such series and (B) the Rate Multiple on such Auction Date, unless shares of such series have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period of shares of such series after such Special Rate Period, in which case the higher of:

                           (A) the dividend rate on shares of such series for
                  the then-ending Rate Period; and

                                    (B) the product of (1) the higher of (x) the
                           Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, and (y) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period of shares of such series, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (2) the Rate Multiple on such Auction Date; or

                           (ii) in the case of any Auction Date which is the
                  Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Fund pursuant to Section 4 of Part I of this Statement, the product of (A) the highest of (1) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days,
                  (2) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and (3) the Reference Rate on such Auction Date for Minimum Rate Periods and (B) the Rate Multiple on such Auction Date.

                  (xx)  [Reserved]

                  (yy) "MINIMUM RATE PERIOD" shall mean any Rate Period consisting of 7 Rate Period Days.

                  (zz) "MOODY'S" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

                  (aaa) "MOODY'S DISCOUNT FACTOR" shall have the meaning specified in Section 4 of APPENDIX A hereto.

                  (bbb) "MOODY'S ELIGIBLE ASSET" shall have the meaning specified in Section 4 of APPENDIX A hereto.

                  (ccc) "MOODY'S EXPOSURE PERIOD" shall mean the period commencing on a given Valuation Date and ending 56 days thereafter.

                  (ddd) "MOODY'S VOLATILITY FACTOR" shall mean, as of any Valuation Date, (i) in the case of any Minimum Rate Period, any Special Rate Period of 28 Rate Period Days or fewer, or any Special Rate Period of 57 Rate Period Days or more, a multiplicative factor equal to 275%, except as otherwise provided in the last sentence of this definition;
         (ii) in the case of any Special Rate Period of more than 28 but fewer than 36 Rate Period Days, a multiplicative factor equal to 203%; (iii) in the case of any Special Rate Period of more than 35 but fewer than 43 Rate Period Days, a multiplicative factor equal to 217%; (iv) in the case of any Special Rate Period of more than 42 but fewer than 50 Rate Period Days, a multiplicative factor equal to 226%; and (v) in the case of any Special Rate Period of more than 49 but fewer than 57 Rate Period Days, a multiplicative factor equal to 235%. If, as a result of the enactment of changes to the Code, the greater of the maximum marginal Federal individual income tax rate applicable to ordinary income and the maximum marginal Federal corporate income tax rate applicable to ordinary income will increase, such increase being rounded up to the next five percentage points (the "Federal Tax Rate Increase"), until the effective date of such increase, the Moody's Volatility Factor in the case of any Rate Period described in (i) above in this definition instead shall be determined by reference to the following table:

                      FEDERAL                       VOLATILITY
                 TAX RATE INCREASE                    FACTOR
                 -----------------                    ------
                         5%                            295%
                        10%                            317%
                        15%                            341%
                        20%                            369%
                        25%                            400%
                        30%                            436%
                        35%                            477%
                        40%                            525%

                  (eee) "MUNIPREFERRED" shall have the meaning set forth on the first page of this Statement.

                  (fff) "MUNIPREFERRED BASIC MAINTENANCE AMOUNT," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of shares of MuniPreferred outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of Preferred Stock outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to shares of MuniPreferred (or other Preferred Stock) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for shares of MuniPreferred outstanding that follow such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding shares of Preferred Stock to, but not including, the first respective dividend payment dates for such other shares that follow such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of MuniPreferred outstanding from such first respective Dividend Payment Date therefor through the 56th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment Date) for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 4(d)(i) of this Part I with respect to shares of such series, such Maximum Rate shall be the higher of (a) the Maximum Rate for the Special Rate Period of shares of such series to commence on such Dividend Payment Date and
         (b) the Maximum Rate for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, multiplied by the Volatility Factor applicable to a Minimum Rate Period, or, in the event the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 4(d)(i) of this Part I with respect to shares of such series designating a Special Rate Period consisting of 56 Rate Period Days or more, the Volatility Factor applicable to a Special Rate Period of that length (plus the aggregate amount of dividends that would accumulate at the maximum dividend rate or rates on any other shares of Preferred Stock outstanding from such respective dividend payment dates through the 56th day after such Valuation Date, as established by or pursuant to the respective statements establishing and fixing the rights and preferences of such other shares of Preferred Stock) (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of shares of Preferred Stock other than MuniPreferred, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph
         (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of shares of Preferred Stock other than MuniPreferred, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be) in respect of those days);
         (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of the Fund's Maximum Potential Gross-up Payment Liability in respect of shares of MuniPreferred (and similar amounts payable in respect of other shares of Preferred Stock pursuant to provisions similar to those contained in
         Section 3 of Part I of this Statement) as of such Valuation Date; and
         (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any payables for Municipal Obligations purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) the value (i.e., for purposes of current Moody's guidelines, the face value of cash, short-term Municipal Obligations rated MIG-1, VMIG-1 or P-1, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through (i)(F) become payable, otherwise the Moody's Discounted Value) of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (i)(A) through (i)(F).

                  (ggg) "MUNIPREFERRED BASIC MAINTENANCE CURE DATE," with respect to the failure by the Fund to satisfy the MuniPreferred Basic Maintenance Amount (as required by paragraph (a) of Section 7 of Part I of this Statement) as of a given Valuation Date, shall mean the seventh Business Day following such Valuation Date.

                  (hhh) "MUNIPREFERRED BASIC MAINTENANCE REPORT" shall mean a report signed by the President, Treasurer or any Senior Vice President or Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the MuniPreferred Basic Maintenance Amount.

                  (iii) "MUNICIPAL OBLIGATIONS" shall mean "Municipal Obligations" as defined in the Fund's registration statement on Form N-2 on file with the Securities and Exchange Commission, as such registration statement may be amended from time to time (the "Registration Statement").

                  (jjj) "1940 ACT" shall mean the Investment Company Act of 1940, as amended from time to time.

                  (kkk) "1940 ACT CURE DATE," with respect to the failure by the Fund to maintain the 1940 Act MuniPreferred Asset Coverage (as required by Section 6 of Part I of this Statement) as of the last Business Day of each month, shall mean the last Business Day of the following month.

                  (lll) "1940 ACT MUNIPREFERRED ASSET COVERAGE" shall mean asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all outstanding shares of MuniPreferred (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock).

                  (mmm) "NOTICE OF REDEMPTION" shall mean any notice with respect to the redemption of shares of MuniPreferred pursuant to paragraph (c) of Section 11 of Part I of this Statement.

                  (nnn) "NOTICE OF SPECIAL RATE PERIOD" shall mean any notice with respect to a Special Rate Period of shares of MuniPreferred pursuant to subparagraph (d)(i) of Section 4 of Part I of this Statement.

                  (ooo) "ORDER" and "ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

                  (ppp) "ORIGINAL ISSUE INSURANCE," if defined in Section 4 of APPENDIX A hereto, shall have the meaning specified in that section.

                  (qqq) "OTHER ISSUES," if defined in Section 4 of APPENDIX A hereto, shall have the meaning specified in that section.

                  (rrr) "OUTSTANDING" shall mean, as of any Auction Date with respect to shares of a series of MuniPreferred, the number of shares of such series theretofore issued by the Fund except, without duplication,
         (i) any shares of such series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Fund, (ii) any shares of such series as to which the Fund or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

                  (sss) "PERMANENT INSURANCE," if defined in Section 4 of APPENDIX A hereto, shall have the meaning specified in that section.

                  (ttt) "PERSON" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

                  (uuu) "PORTFOLIO INSURANCE," if defined in Section 4 of APPENDIX A hereto, shall have the meaning specified in that section.

                  (vvv) "POTENTIAL BENEFICIAL OWNER," with respect to shares of a series of MuniPreferred, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

                  (www) "POTENTIAL HOLDER," with respect to shares of a series of MuniPreferred, shall mean a Broker-Dealer (or any such other person as may be permitted by the Fund) that is not an Existing Holder of shares of such series or that is an Existing Holder of shares of such series that wishes to become the Existing Holder of additional shares of such series.

                  (xxx) "PREFERRED STOCK" shall mean the preferred stock of the Fund, and includes the shares of MuniPreferred.

                  (yyy) "QUARTERLY VALUATION DATE" shall mean the last Business Day of each February, May, August and November of each year, commencing on the date set forth in Section 6 of APPENDIX A hereto.

                  (zzz) "RATE MULTIPLE" shall have the meaning specified in
         Section 4 of APPENDIX A hereto.

                  (aaaa) "RATE PERIOD," with respect to shares of a series of MuniPreferred, shall mean the Initial Rate Period of shares of such series and any Subsequent Rate Period, including any Special Rate Period, of shares of such series.

                  (bbbb) "RATE PERIOD DAYS," for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of paragraph (d) of Section 2 of Part I of this Statement or paragraph (b) of Section 4 of Part I of this Statement.

                  (cccc) "RECEIVABLES FOR MUNICIPAL OBLIGATIONS SOLD" shall mean
         (A) for purposes of calculation of Moody's Eligible Assets as of any Valuation Date, no more than the aggregate of the following: (i) the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (y) with counterparties having a Moody's long-term debt rating of at least Baa3; and (ii) the Moody's Discounted Value of Municipal Obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five business days of such Valuation Date but do not comply with either of the conditions specified in (i) above, and (B) for purposes of calculation of S&P Eligible Assets as of any Valuation Date, the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date.

                  (dddd) "REDEMPTION PRICE" shall mean the applicable redemption price specified in paragraph (a) or (b) of Section 11 of Part I of this Statement.

                  (eeee) "REFERENCE RATE" shall mean (i) the higher of the Taxable Equivalent of the Short-Term Municipal Bond Rate and the "AA" Composite Commercial Paper Rate in the case of Minimum Rate Periods and Special Rate Periods of 28 Rate Period Days or fewer; (ii) the "AA" Composite Commercial Paper Rate in the case of Special Rate Periods of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and
         (iii) the Treasury Bill Rate in the case of Special Rate Periods of more than 182 Rate Period Days but fewer than 365 Rate Period Days.

                  (ffff) "REGISTRATION STATEMENT" has the meaning specified in the definition of "Municipal Obligations."

                  (gggg) "S&P" shall mean Standard & Poor's Corporation, a New York corporation, and its successors.

                  (hhhh) "S&P DISCOUNT FACTOR" shall have the meaning specified in Section 4 of APPENDIX A hereto.

                  (iiii) "S&P ELIGIBLE ASSET" shall have the meaning specified in Section 4 of APPENDIX A hereto.

                  (jjjj) "S&P EXPOSURE PERIOD" shall mean the maximum period of time following a Valuation Date that the Fund has under this Statement to cure any failure to maintain, as of such Valuation Date, the Discounted Value for its portfolio at least equal to the MuniPreferred Basic Maintenance Amount (as described in paragraph (a) of Section 7 of
         Part I of this Statement).

                  (kkkk) "S&P VOLATILITY FACTOR" shall mean, as of any Valuation Date, a multiplicative factor equal to (i) 305% in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer; (ii) 268% in the case of any Special Rate Period of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) 204% in the case of any Special Rate Period of more than 182 Rate Period Days.

                  (llll) "SECONDARY MARKET INSURANCE," if defined in Section 4 of APPENDIX A hereto, shall have the meaning specified in that section.

                  (mmmm) "SECURITIES DEPOSITORY" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund which agrees to follow the procedures required to be followed by such securities depository in connection with shares of MuniPreferred.

                  (nnnn) "SELL ORDER" and "SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

                  (oooo) "SPECIAL RATE PERIOD," with respect to shares of a series of MuniPreferred, shall have the meaning specified in paragraph
         (a) of Section 4 of Part I of this Statement.

                  (pppp) "SPECIAL REDEMPTION PROVISIONS" shall have the meaning specified in subparagraph (a)(i) of Section 11 of Part I of this Statement.

                  (qqqq) "SUBMISSION DEADLINE" shall mean 1:30 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

                  (rrrr) "SUBMITTED BID" and "SUBMITTED BIDS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

                  (ssss) "SUBMITTED HOLD ORDER" and "SUBMITTED HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of
         Section 3 of Part II of this Statement.

                  (tttt) "SUBMITTED ORDER" and "SUBMITTED ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

                  (uuuu) "SUBMITTED SELL ORDER" and "SUBMITTED SELL ORDERS" shall have the respective meanings specified in paragraph (a) of
         Section 3 of Part II of this Statement.

                  (vvvv) "SUBSEQUENT RATE PERIOD," with respect to shares of a series of MuniPreferred, shall mean the period from and including the first day following the Initial Rate Period of shares of such series to but excluding the next Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; PROVIDED, HOWEVER, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

                  (wwww) "SUBSTITUTE COMMERCIAL PAPER DEALER" shall mean The First Boston Company or Morgan Stanley & Co. Incorporated or their respective affiliates or successors, if such entity is a commercial paper dealer; PROVIDED, HOWEVER, that none of such entities shall be a Commercial Paper Dealer.

                  (xxxx) "SUBSTITUTE U.S. GOVERNMENT SECURITIES DEALER" shall mean The First Boston Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated or their respective affiliates or successors, if such entity is a U.S. Government securities dealer; PROVIDED, HOWEVER, that none of such entities shall be a U.S. Government Securities Dealer.

                  (yyyy) "SUFFICIENT CLEARING BIDS" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

                  (zzzz) "TAXABLE ALLOCATION" shall have the meaning specified in Section 3 of Part I of this Statement.

                  (aaaaa) "TAXABLE INCOME" shall have the meaning specified in
         Section 12 of APPENDIX A hereto.

                  (bbbbb) "TAXABLE EQUIVALENT OF THE SHORT-TERM MUNICIPAL BOND RATE," on any date for any Minimum Rate Period or Special Rate Period of 28 Rate Period Days or fewer, shall mean 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30 day High Grade Index or any successor index (the "Kenny Index") (PROVIDED, HOWEVER, that any such successor index must be approved by Moody's (if Moody's is then rating the shares of MuniPreferred) and S&P (if S&P is then rating the shares of MuniPreferred)), made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor thereto, based upon 30-day yield evaluations at par of short-term bonds the interest on which is excludable for regular Federal income tax purposes under the Code of "high grade" component issuers selected by Kenny S&P Evaluation Services or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds, but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57(a)(5) of the Code, or successor provisions, for purposes of the "alternative minimum tax," divided by
         (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater; PROVIDED, HOWEVER, that if the Kenny Index is not made so available by 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater.

                  (ccccc) "TREASURY BILL" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

                  (ddddd) "TREASURY BILL RATE," on any date for any Rate Period, shall mean (i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent.

                  (eeeee) "TREASURY NOTE" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days.

                  (fffff) "TREASURY NOTE RATE," on any date for any Rate Period, shall mean (i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Bill Rate or the Treasury Note Rate, the Treasury Bill Rate or the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

                  (ggggg) "U.S. GOVERNMENT SECURITIES DEALER" shall mean Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc and Morgan Guaranty Trust Company of New York or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

                  (hhhhh) "VALUATION DATE" shall mean, for purposes of determining whether the Fund is maintaining the MuniPreferred Basic Maintenance Amount, each Business Day.

                  (iiiii) "VOLATILITY FACTOR" shall mean, as of any Valuation Date, the greater of the Moody's Volatility Factor and the S&P Volatility Factor.

                  (jjjjj) "VOTING PERIOD" shall have the meaning specified in paragraph (b) of Section 5 of Part I of this Statement.

                  (kkkkk) "WINNING BID RATE" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

         Any additional definitions specifically set forth in Section 8 of APPENDIX A hereto shall be incorporated herein and made part hereof by reference thereto.

                                     PART I

         1.  NUMBER OF AUTHORIZED SHARES.

         The number of authorized shares constituting a series of MuniPreferred shall be as set forth with respect to such series in Section 2 of APPENDIX A hereto.

         2.  DIVIDENDS.

         (a) RANKING. The shares of a series of MuniPreferred shall rank on a parity with each other, with shares of any other series of MuniPreferred and with shares of any other series of Preferred Stock as to the payment of dividends by the Fund.

         (b) CUMULATIVE CASH DIVIDENDS. The Holders of shares of MuniPreferred of any series shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in paragraph (e) of this Section 2, and no more (except to the extent set forth in Section 3 of this Part I), payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph (d) of this
Section 2. Holders of shares of MuniPreferred shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided, on shares of MuniPreferred. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on shares of MuniPreferred which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this
Section 2, no additional sum of money shall be payable in respect of any such arrearage.

         (c) DIVIDENDS CUMULATIVE FROM DATE OF ORIGINAL ISSUE. Dividends on shares of MuniPreferred of any series shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

         (d) DIVIDEND PAYMENT DATES AND ADJUSTMENT THEREOF. The Dividend Payment Dates with respect to shares of a series of MuniPreferred shall be as set forth with respect to shares of such series in Section 9 of APPENDIX A hereto; PROVIDED, HOWEVER, that:

                  (i) (A) in the case of a series of MuniPreferred designated as "Series F MuniPreferred" or "Series M MuniPreferred" in Section 1 of APPENDIX A hereto, if the Monday or Tuesday, as the case may be, on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such Monday or Tuesday, as the case may be, and (B) in the case of a series of MuniPreferred designated as "Series T MuniPreferred," "Series W MuniPreferred" or "Series TH MuniPreferred" in Section 1 of APPENDIX A hereto, if the Wednesday, Thursday or Friday, as the case may be, on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls prior to such Wednesday, Thursday or Friday, as the case may be; and

                  (ii) notwithstanding Section 9 of APPENDIX A hereto, the Fund in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period of shares of a series of MuniPreferred consisting of more than 28 Rate Period Days; PROVIDED, HOWEVER, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Fund; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section 4 of this Part I.

         (e) DIVIDEND RATES AND CALCULATION OF DIVIDENDS. (i) DIVIDEND RATES. The dividend rate on shares of MuniPreferred of any series during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Rate Period of shares of such series shall be equal to the rate per annum set forth with respect to shares of such series under "Designation" in Section 1 of APPENDIX A hereto. For each Subsequent Rate Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Rate Period; PROVIDED, HOWEVER, that if:

                  (A) an Auction for any such Subsequent Rate Period is not held for any reason other than as described below, the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date therefor;

                  (B) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2 and the Fund shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of Section 11 of this Part I, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, no Auction will be held in respect of shares of such series for the Subsequent Rate Period thereof and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period;

                  (C) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Fund shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below "ba3'/BB-"); or

                  (D) any Failure to Deposit shall have occurred with respect to shares of such series during a Special Rate Period thereof consisting of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or, in the event Moody's is then rating such shares, the Fund shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (D), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Rate Period (x) consisting of more than 182 Rate Period Days but fewer than 365 Rate Period Days and (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), no Auction will be held in respect of shares of such series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below "ba3'/BB-") (the rate per annum at which dividends are payable on shares of a series of MuniPreferred for any Rate Period thereof being herein referred to as the "Applicable Rate" for shares of such series).

                  (ii) CALCULATION OF DIVIDENDS. The amount of dividends per share payable on shares of a series of MuniPreferred on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

         (f) CURING A FAILURE TO DEPOSIT. A Failure to Deposit with respect to shares of a series of MuniPreferred shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make the required payment to the Auction Agent) with respect to any Rate Period of shares of such series if, within the respective time periods described in subparagraph
(e)(i) of this Section 2, the Fund shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such series and (B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of
Section 11 of Part I of this Statement; PROVIDED, HOWEVER, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of shares of MuniPreferred when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

         (g) DIVIDEND PAYMENTS BY FUND TO AUCTION AGENT. The Fund shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on the Business Day next preceding each Dividend Payment Date for shares of a series of MuniPreferred, an aggregate amount of funds available on the next Business Day in The City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

         (h) AUCTION AGENT AS TRUSTEE OF DIVIDEND PAYMENTS BY FUND. All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were so to have been applied.

         (i) DIVIDENDS PAID TO HOLDERS. Each dividend on shares of MuniPreferred shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the stock books of the Fund on the Business Day next preceding such Dividend Payment Date.

         (j) DIVIDENDS CREDITED AGAINST EARLIEST ACCUMULATED BUT UNPAID DIVIDENDS. Any dividend payment made on shares of MuniPreferred shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the stock books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors.

         (k) DIVIDENDS DESIGNATED AS EXEMPT-INTEREST DIVIDENDS. Dividends on shares of MuniPreferred shall be designated as exempt-interest dividends up to the amount of tax-exempt income of the Fund, to the extent permitted by, and for purposes of, Section 852 of the Code.

         3.  GROSS-UP PAYMENTS.

         Holders of shares of MuniPreferred shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, dividends in an amount equal to the aggregate Gross-up Payments as follows:

         (a) MINIMUM RATE PERIODS AND SPECIAL RATE PERIODS OF 28 RATE PERIOD DAYS OR FEWER. If, in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Fund allocates any net capital gains or other income taxable for Federal income tax purposes to a dividend paid on shares of MuniPreferred without having given advance notice thereof to the Auction Agent as provided in Section 5 of Part II of this Statement (such allocation being referred to herein as a "Taxable Allocation") solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding shares of MuniPreferred or the liquidation of the Fund, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each Holder of such shares that was entitled to such dividend payment during such calendar year at such Holder's address as the same appears or last appeared on the stock books of the Fund.

         (b) SPECIAL RATE PERIODS OF MORE THAN 28 RATE PERIOD DAYS. If, in the case of any Special Rate Period of more than 28 Rate Period Days, the Fund makes a Taxable Allocation to a dividend paid on shares of MuniPreferred, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each Holder of shares that was entitled to such dividend payment during such calendar year at such Holder's address as the same appears or last appeared on the stock books of the Fund.

         (c) NO GROSS-UP PAYMENTS IN THE EVENT OF A REALLOCATION. The Fund shall not be required to make Gross-up Payments with respect to any net capital gains or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from that allocated by the Fund.

         4.  DESIGNATION OF SPECIAL RATE PERIODS.

         (a) LENGTH OF AND PRECONDITIONS FOR SPECIAL RATE PERIOD. The Fund, at its option, may designate any succeeding Subsequent Rate Period of shares of a series of MuniPreferred as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820, subject to adjustment as provided in paragraph (b) of this Section 4. A designation of a Special Rate Period shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (c) and subparagraph
(d)(i) of this Section 4, (B) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction, and (C) if any Notice of Redemption shall have been mailed by the Fund pursuant to paragraph (c) of Section 11 of this Part I with respect to any shares of such series, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent. In the event the Fund wishes to designate any succeeding Subsequent Rate Period for shares of a series of MuniPreferred as a Special Rate Period consisting of more than 28 Rate Period Days, the Fund shall notify S&P (if S&P is then rating such series) and Moody's (if Moody's is then rating such series) in advance of the commencement of such Subsequent Rate Period that the Fund wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide S&P (if S&P is then rating such series) and Moody's (if Moody's is then rating such series) with such documents as either may request.

         (b) ADJUSTMENT OF LENGTH OF SPECIAL RATE PERIOD. In the event the Fund wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not (a) a Tuesday that is a Business Day in the case of a series of MuniPreferred designated as "Series M MuniPreferred" in Section 1 of APPENDIX A hereto, (b) a Wednesday that is a Business Day in the case of a series of MuniPreferred designated as "Series T MuniPreferred" in Section 1 of APPENDIX A hereto, (c) a Thursday that is a Business Day in the case of a series of MuniPreferred designated as "Series W MuniPreferred" in Section 1 of APPENDIX A hereto, (d) a Friday that is a Business Day in the case of a series of MuniPreferred designated as "Series TH MuniPreferred" in Section 1 of APPENDIX A hereto, (e) a Monday that is a Business Day in the case of a series of MuniPreferred designated as "Series F MuniPreferred" in Section 1 of APPENDIX A hereto, then the Fund shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending (a) on the first Monday that is followed by a Tuesday that is a Business Day preceding what would otherwise be such last day, in the case of Series M MuniPreferred, (b) on the first Tuesday that is followed by a Wednesday that is a Business Day preceding what would otherwise be such last day, in the case of Series T MuniPreferred,
(c) on the first Wednesday that is followed by a Thursday that is a Business Day preceding what would otherwise be such last day, in the case of Series W MuniPreferred, (d) on the first Thursday that is followed by a Friday that is a Business Day preceding what would otherwise be such last day, in the case of Series TH MuniPreferred, and (e) on the first Sunday that is followed by a Monday that is a Business Day preceding what would otherwise be such last day, in the case of Series F MuniPreferred.

         (c) NOTICE OF PROPOSED SPECIAL RATE PERIOD. If the Fund proposes to designate any succeeding Subsequent Rate Period of shares of a series of MuniPreferred as a Special Rate Period pursuant to paragraph (a) of this Section 4, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Auction Agent) nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be (i) published or caused to be published by the Fund in a newspaper of general circulation to the financial community in The City of New York, New York, which carries financial news, and (ii) mailed by the Fund by first-class mail, postage prepaid, to the Holders of shares of such series. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Rate Period of shares of such series as a Special Rate Period, specifying the first day thereof and
(B) that the Fund will, by 11:00 A.M., New York City time, on the second Business Day next preceding such date (or by such later time or date, or both, as may be agreed to by the Auction Agent) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

         (d) NOTICE OF SPECIAL RATE PERIOD. No later than 11:00 A.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period of shares of a series of MuniPreferred as to which notice has been given as set forth in paragraph (c) of this Section 4 (or such later time or date, or both, as may be agreed to by the Auction Agent), the Fund shall deliver to the Auction Agent either:

                  (i) a notice ("Notice of Special Rate Period") stating (A) that the Fund has determined to designate the next succeeding Rate Period of shares of such series as a Special Rate Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) an Auction for shares of such series shall not be held on such Auction Date for any reason or
         (2) an Auction for shares of such series shall be held on such Auction Date but Sufficient Clearing Bids for shares of such series shall not exist in such Auction, (D) the scheduled Dividend Payment Dates for shares of such series during such Special Rate Period and (E) the Special Redemption Provisions, if any, applicable to shares of such series in respect of such Special Rate Period; such notice to be accompanied by a MuniPreferred Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, Moody's Eligible Assets (if Moody's is then rating such series) and S&P Eligible Assets (if S&P is then rating such series) each have an aggregate Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period, and (b) the Moody's Discount Factors applicable to Moody's Eligible Assets are determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definition of Moody's Discount Factor herein); or

                  (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period of shares of such series and that the next succeeding Rate Period of shares of such series shall be a Minimum Rate Period.

         (e) FAILURE TO DELIVER NOTICE OF SPECIAL RATE PERIOD. If the Fund fails to deliver either of the notices described in subparagraphs (d)(i) or (d)(ii) of this Section 4 (and, in the case of the notice described in subparagraph (d)(i) of this Section 4, a MuniPreferred Basic Maintenance Report to the effect set forth in such subparagraph (if either Moody's or S&P is then rating the series in question)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Auction Agent), the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in subparagraph
(d)(ii) of this Section 4. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(i) of this Section 4, it shall file a copy of such notice with the Secretary of the Fund, and the contents of such notice shall be binding on the Fund. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(ii) of this Section 4, the Fund will provide Moody's (if Moody's is then rating the series in question) and S&P (if S&P is then rating the series in question) a copy of such notice.

         5.  VOTING RIGHTS.

         (a) ONE VOTE PER SHARE OF MUNIPREFERRED. Except as otherwise provided in the Articles or as otherwise required by law, (i) each Holder of shares of MuniPreferred shall be entitled to one vote for each share of MuniPreferred held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding shares of Preferred Stock, including each share of MuniPreferred, and of shares of Common Stock shall vote together as a single class; PROVIDED, HOWEVER, that, at any meeting of the shareholders of the Fund held for the election of directors, the holders of outstanding shares of Preferred Stock, including MuniPreferred, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of capital stock of the Fund, to elect two directors of the Fund, each share of Preferred Stock, including each share of MuniPreferred, entitling the holder thereof to one vote. Subject to paragraph
(b) of this Section 5, the holders of outstanding shares of Common Stock and Preferred Stock, including MuniPreferred, voting together as a single class, shall elect the balance of the directors.

         (b) VOTING FOR ADDITIONAL DIRECTORS. (i) VOTING PERIOD. During any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of directors constituting the Board of Directors shall be automatically increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of Preferred Stock, including shares of MuniPreferred, would constitute a majority of the Board of Directors as so increased by such smallest number; and the holders of shares of Preferred Stock, including MuniPreferred, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of capital stock of the Fund), to elect such smallest number of additional directors, together with the two directors that such holders are in any event entitled to elect. A Voting Period shall commence:

                  (A) if at the close of business on any dividend payment date accumulated dividends (whether or not earned or declared) on any outstanding share of Preferred Stock, including MuniPreferred, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

                  (B) if at any time holders of shares of Preferred Stock are entitled under the 1940 Act to elect a majority of the directors of the Fund.

Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).

         (ii) NOTICE OF SPECIAL MEETING. As soon as practicable after the accrual of any right of the holders of shares of Preferred Stock to elect additional directors as described in subparagraph (b)(i) of this Section 5, the Fund shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of shares of Preferred Stock held during a Voting Period at which directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Fund), shall be entitled to elect the number of directors prescribed in subparagraph (b)(i) of this Section 5 on a one-vote-per-share basis.

         (iii) TERMS OF OFFICE OF EXISTING DIRECTORS. The terms of office of all persons who are directors of the Fund at the time of a special meeting of Holders and holders of other Preferred Stock to elect directors shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of directors that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent directors elected by the Holders and such other holders of Preferred Stock and the remaining incumbent directors elected by the holders of the Common Stock and Preferred Stock, shall constitute the duly elected directors of the Fund.

         (iv) TERMS OF OFFICE OF CERTAIN DIRECTORS TO TERMINATE UPON TERMINATION OF VOTING PERIOD. Simultaneously with the termination of a Voting Period, the terms of office of the additional directors elected by the Holders and holders of other Preferred Stock pursuant to subparagraph (b)(i) of this Section 5 shall terminate, the remaining directors shall constitute the directors of the Fund and the voting rights of the Holders and such other holders to elect additional directors pursuant to subparagraph (b)(i) of this Section 5 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this Section 5.

         (c) HOLDERS OF MUNIPREFERRED TO VOTE ON CERTAIN OTHER MATTERS. (i) INCREASES IN CAPITALIZATION. So long as any shares of MuniPreferred are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the shares of MuniPreferred outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of stock ranking prior to or on a parity with shares of MuniPreferred with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or authorize, create or issue additional shares of any series of MuniPreferred (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Directors, without the vote or consent of the Holders of MuniPreferred, may from time to time authorize and create, and the Fund may from time to time issue, additional shares of any series of MuniPreferred or classes or series of Preferred Stock ranking on a parity with shares of MuniPreferred with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund; PROVIDED, HOWEVER, that if Moody's or S&P is not then rating the shares of MuniPreferred, the aggregate liquidation preference of all Preferred Stock of the Fund outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed the amount set forth in Section 10 of APPENDIX A hereto) or (b) amend, alter or repeal the provisions of the Articles, including this Statement, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such shares of MuniPreferred or the Holders thereof; PROVIDED, HOWEVER, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of a share of MuniPreferred will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of shares of MuniPreferred and (iii) the authorization, creation and issuance of classes or series of stock ranking junior to shares of MuniPreferred with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating shares of MuniPreferred and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act MuniPreferred Asset Coverage or the MuniPreferred Basic Maintenance Amount. So long as any shares of MuniPreferred are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the shares of MuniPreferred outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. To the extent that shares of MuniPreferred constitute a series of stock under Minnesota law and to the extent the Holders of such shares are empowered under the Minnesota Business Corporation Act to vote as a class on the actions set forth above in this subparagraph (c)(i), the Fund shall not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of MuniPreferred of such series outstanding at the time, in person or by proxy, either in writing or at a meeting (voting as a separate class).

         (ii) 1940 ACT MATTERS. Unless a higher percentage is provided for in the Articles, (A) the affirmative vote of the Holders of at least a majority of the shares of Preferred Stock, including MuniPreferred, outstanding at the time, voting as a separate class, shall be required to approve any conversion of the Fund from a closed-end to an open-end investment company and
(B) the affirmative vote of the Holders of a "majority of the outstanding shares of Preferred Stock," including MuniPreferred, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares. The affirmative vote of the Holders of a "majority of the outstanding shares of Preferred Stock," including MuniPreferred, voting as a separate class, shall be required to approve any action not described in the first sentence of this Section 5(c)(ii) requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purpose of the foregoing, "majority of the outstanding shares of Preferred Stock" means (i) 67% or more of such shares present at a meeting, if the Holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders of MuniPreferred is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the shares of MuniPreferred) and S&P (if S&P is then rating the shares of MuniPreferred) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Fund shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the shares of MuniPreferred) of the results of such vote.

         (d) BOARD MAY TAKE CERTAIN ACTIONS WITHOUT SHAREHOLDER APPROVAL. The Board of Directors, without the vote or consent of the shareholders of the Fund, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, or any provision of this Statement viewed by Moody's or S&P as a predicate for any such definition, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of shares of MuniPreferred or the Holders thereof; PROVIDED, HOWEVER, that the Board of Directors receives written confirmation from Moody's (such confirmation being required to be obtained only in the event Moody's is rating the shares of MuniPreferred and in no event being required to be obtained in the case of the definitions of (x) Deposit Securities, Discounted Value, Receivables for Municipal Obligations Sold, Issue Type Category and Other Issues as such terms apply to S&P Eligible Assets and (y) S&P Discount Factor, S&P Eligible Asset, S&P Exposure Period and S&P Volatility Factor) and S&P (such confirmation being required to be obtained only in the event S&P is rating the shares of MuniPreferred and in no event being required to be obtained in the case of the definitions of (x) Discounted Value, Receivables for Municipal Obligations Sold, Issue Type Category and Other Issues as such terms apply to Moody's Eligible Assets, and (y) Moody's Discount Factor, Moody's Eligible Asset, Moody's Exposure Period and Moody's Volatility Factor) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's or S&P, as the case may be, to shares of MuniPreferred:

     Deposit Securities                                  Moody's Exposure Period
     Discounted Value                                    Moody's Volatility Factor
     Issue Type Category                                 1940 Act Cure Date
     Market Value                                        1940 Act MuniPreferred Asset Coverage
     Maximum Potential Gross-up                          Other Issues
        Payment Liability                                Quarterly Valuation Date
     MuniPreferred Basic Maintenance Amount              Receivables for Municipal Obligations Sold
     MuniPreferred Basic Maintenance Cure                S&P Discount Factor
     Date                                                S&P Eligible Asset
     MuniPreferred Basic Maintenance Report              S&P Exposure Period
     Moody's Discount Factor                             S&P Volatility Factor
     Moody's Eligible Asset                              Valuation Date
                                                         Volatility Factor


         (e) VOTING RIGHTS SET FORTH HEREIN ARE SOLE VOTING RIGHTS. Unless otherwise required by law, the Holders of shares of MuniPreferred shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

         (f) NO PREEMPTIVE RIGHTS OR CUMULATIVE VOTING. The Holders of shares of MuniPreferred shall have no preemptive rights or rights to cumulative voting.

         (g) VOTING FOR DIRECTORS SOLE REMEDY FOR FUND'S FAILURE TO PAY DIVIDENDS. In the event that the Fund fails to pay any dividends on the shares of MuniPreferred, the exclusive remedy of the Holders shall be the right to vote for directors pursuant to the provisions of this Section 5.

         (h) HOLDERS ENTITLED TO VOTE. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Articles, by statute or otherwise, no Holder shall be entitled to vote any share of MuniPreferred and no share of MuniPreferred shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 11 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No share of MuniPreferred held by the Fund or any affiliate of the Fund (except for shares held by a Broker-Dealer that is an affiliate of the Fund for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

         6.  1940 ACT MUNIPREFERRED ASSET COVERAGE.

         The Fund shall maintain, as of the last Business Day of each month in which any share of MuniPreferred is outstanding, the 1940 Act MuniPreferred Asset Coverage.

         7.  MUNIPREFERRED BASIC MAINTENANCE AMOUNT.

         (a) So long as shares of MuniPreferred are outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, (i) S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the MuniPreferred Basic Maintenance Amount (if S&P is then rating the shares of MuniPreferred) and (ii) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the MuniPreferred Basic Maintenance Amount (if Moody's is then rating the shares of MuniPreferred).

         (b) On or before 5:00 P.M., New York City time, on the third Business Day after a Valuation Date on which the Fund fails to satisfy the MuniPreferred Basic Maintenance Amount, and on the third Business Day after the MuniPreferred Basic Maintenance Cure Date with respect to such Valuation Date, the Fund shall complete and deliver to S&P (if S&P is then rating the shares of MuniPreferred), Moody's (if Moody's is then rating the shares of MuniPreferred) and the Auction Agent (if either S&P or Moody's is then rating the shares of MuniPreferred) a MuniPreferred Basic Maintenance Report as of the date of such failure or such MuniPreferred Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Fund mails to the Auction Agent for delivery on the next Business Day the full MuniPreferred Basic Maintenance Report. The Fund shall also deliver a MuniPreferred Basic Maintenance Report to (i) the Auction Agent (if either Moody's or S&P is then rating the shares of MuniPreferred) as of (A) the fifteenth day of each month (or, if such day is not a Business Day, the next succeeding Business Day) and (B) the last Business Day of each month, (ii) Moody's (if Moody's is then rating the shares of MuniPreferred) and S&P (if S&P is then rating the shares of MuniPreferred) as of any Quarterly Valuation Date, in each case on or before the third Business Day after such day, and (iii) S&P, if and when requested for any Valuation Date, on or before the third Business Day after such request. A failure by the Fund to deliver a MuniPreferred Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a MuniPreferred Basic Maintenance Report indicating the Discounted Value for all assets of the Fund is less than the MuniPreferred Basic Maintenance Amount, as of the relevant Valuation Date.

         (c) Within ten Business Days after the date of delivery of a MuniPreferred Basic Maintenance Report in accordance with paragraph (b) of this
Section 7 relating to a Quarterly Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the shares of MuniPreferred), Moody's (if Moody's is then rating the shares of MuniPreferred) and the Auction Agent (if either S&P or Moody's is then rating the shares of MuniPreferred) (i) the mathematical accuracy of the calculations reflected in such Report (and in any other MuniPreferred Basic Maintenance Report, randomly selected by the Independent Accountant, that was delivered by the Fund during the quarter ending on such Quarterly Valuation Date) and (ii) that, in such Report (and in such randomly selected Report), the Fund determined in accordance with this Statement whether the Fund had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly-selected Report), S&P Eligible Assets (if S&P is then rating the shares of MuniPreferred) of an aggregate Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount and Moody's Eligible Assets (if Moody's is then rating the shares of MuniPreferred) of an aggregate Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount (such confirmation being herein called the "Accountant's Confirmation").

         (d) Within ten Business Days after the date of delivery of a MuniPreferred Basic Maintenance Report in accordance with paragraph (b) of this
Section 7 relating to any Valuation Date on which the Fund failed to satisfy the MuniPreferred Basic Maintenance Amount, and relating to the MuniPreferred Basic Maintenance Cure Date with respect to such failure to satisfy the MuniPreferred Basic Maintenance Amount, the Fund shall cause the Independent Accountant to provide to S&P (if S&P is then rating the shares of MuniPreferred), Moody's (if Moody's is then rating the shares of MuniPreferred) and the Auction Agent (if either S&P or Moody's is then rating the shares of MuniPreferred) an Accountant's Confirmation as to such MuniPreferred Basic Maintenance Report.

         (e) If any Accountant's Confirmation delivered pursuant to paragraph
(c) or (d) of this Section 7 shows that an error was made in the MuniPreferred Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all S&P Eligible Assets (if S&P is then rating the shares of MuniPreferred) or Moody's Eligible Assets (if Moody's is then rating the shares of MuniPreferred), as the case may be, of the Fund was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the MuniPreferred Basic Maintenance Report to S&P (if S&P is then rating the shares of MuniPreferred), Moody's (if Moody's is then rating the shares of MuniPreferred) and the Auction Agent (if either S&P or Moody's is then rating the shares of MuniPreferred) promptly following receipt by the Fund of such Accountant's Confirmation.

         (f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of any shares of MuniPreferred, the Fund shall complete and deliver to S&P (if S&P is then rating the shares of MuniPreferred) and Moody's (if Moody's is then rating the shares of MuniPreferred) a MuniPreferred Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the shares of MuniPreferred) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the Discounted Value of S&P Eligible Assets reflected thereon equals or exceeds the MuniPreferred Basic Maintenance Amount reflected thereon.

         (g) On or before 5:00 p.m., New York City time, on the third Business Day after either (i) the Fund shall have redeemed Common Stock or (ii) the ratio of the Discounted Value of S&P Eligible Assets or the Discounted Value of Moody's Eligible Assets to the MuniPreferred Basic Maintenance Amount is less than or equal to 105%, the Fund shall complete and deliver to S&P (if S&P is then rating the shares of MuniPreferred) or Moody's (if Moody's is then rating the shares of MuniPreferred), as the case may be, a MuniPreferred Basic Maintenance Report as of the date of either such event.

         8.  [RESERVED]

         9.  RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS.

         (a) DIVIDENDS ON PREFERRED STOCK OTHER THAN MUNIPREFERRED. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of stock ranking, as to the payment of dividends, on a parity with shares of MuniPreferred for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of MuniPreferred through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of MuniPreferred through its most recent Dividend Payment Date or upon the shares of any other class or series of stock ranking on a parity as to the payment of dividends with shares of MuniPreferred through their most recent respective dividend payment dates, all dividends declared upon shares of MuniPreferred and any other such class or series of stock ranking on a parity as to the payment of dividends with shares of MuniPreferred shall be declared pro rata so that the amount of dividends declared per share on shares of MuniPreferred and such other class or series of stock shall in all cases bear to each other the same ratio that accumulated dividends per share on the shares of MuniPreferred and such other class or series of stock bear to each other (for purposes of this sentence, the amount of dividends declared per share of MuniPreferred shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

         (b) DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO COMMON STOCK UNDER THE 1940 ACT. The Board of Directors shall not declare any dividend (except a dividend payable in shares of Common Stock), or declare any other distribution, upon shares of Common Stock, or purchase shares of Common Stock, unless in every such case the shares of Preferred Stock have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

         (c) OTHER RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. For so long as any share of MuniPreferred is outstanding, and except as set forth in paragraph (a) of this Section 9 and paragraph (c) of Section 12 of this Part I,
(A) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Stock or other stock, if any, ranking junior to the shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Stock or any other stock of the Fund ranking junior to or on a parity with the shares of MuniPreferred as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or any other such junior stock (except by conversion into or exchange for stock of the Fund ranking junior to the shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity stock (except by conversion into or exchange for stock of the Fund ranking junior to or on a parity with MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each series of MuniPreferred through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Fund has redeemed the full number of shares of MuniPreferred required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Stock or other stock, if any, ranking junior to shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Stock or any other stock of the Fund ranking junior to shares of MuniPreferred as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or any other such junior stock (except by conversion into or exchange for stock of the Fund ranking junior to shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the shares of MuniPreferred) and S&P Eligible Assets (if S&P is then rating the shares of MuniPreferred) would each at least equal the MuniPreferred Basic Maintenance Amount.

         10.  RATING AGENCY RESTRICTIONS.

         For so long as any shares of MuniPreferred are outstanding and Moody's or S&P, or both, are rating such shares, the Fund will not, unless it has received written confirmation from Moody's or S&P, or both, as appropriate, that any such action would not impair the ratings then assigned by such rating agency to such shares, engage in any one or more of the following transactions:

                  (a)  buy or sell futures or write put or call options;

                  (b) borrow money, except that the Fund may, without obtaining the written confirmation described above, borrow money for the purpose of clearing securities transactions if (i) the MuniPreferred Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and (ii) such borrowing (A) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or (B) is for "temporary purposes," is evidenced by a promissory note or other evidence of indebtedness and is in an amount not exceeding 5 per centum of the value of the total assets of the Fund at the time of the borrowing; for purposes of the foregoing, "temporary purpose" means that the borrowing is to be repaid within sixty days and is not to be extended or renewed;

                  (c) issue additional shares of any series of MuniPreferred or any class or series of stock ranking prior to or on a parity with shares of MuniPreferred with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any shares of MuniPreferred previously purchased or redeemed by the Fund;

                  (d)  engage in any short sales of securities;

                  (e)  lend securities;

                  (f) merge or consolidate into or with any other corporation;

                  (g) change the pricing service (currently J.J. Kenny) referred to in the definition of Market Value; or

                  (h) enter into reverse repurchase agreements.

         11.  REDEMPTION.

         (a) OPTIONAL REDEMPTION. (i) Subject to the provisions of subparagraph
(v) of this paragraph (a), shares of MuniPreferred of any series may be redeemed, at the option of the Fund, as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date for shares of such series, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; PROVIDED, HOWEVER, that (1) shares of a series of MuniPreferred may not be redeemed in part if after such partial redemption fewer than 500 shares of such series remain outstanding; (2) unless otherwise provided in
Section 11 of APPENDIX A hereto, shares of a series of MuniPreferred are redeemable by the Fund during the Initial Rate Period thereof only on the second Business Day next preceding the last Dividend Payment Date for such Initial Rate Period; and (3) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period of shares of a series of MuniPreferred, as delivered to the Auction Agent and filed with the Secretary of the Fund, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein ("Special Redemption Provisions").

         (ii) A Notice of Special Rate Period relating to shares of a series of MuniPreferred for a Special Rate Period thereof may contain Special Redemption Provisions only if the Fund's Board of Directors, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of shares of such series, determines that such Special Redemption Provisions are in the best interest of the Fund.

         (iii) If fewer than all of the outstanding shares of a series of MuniPreferred are to be redeemed pursuant to subparagraph (i) of this paragraph
(a), the number of shares of such series to be redeemed shall be determined by the Board of Directors, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

         (iv) Subject to the provisions of subparagraph (v) of this paragraph
(a), shares of any series of MuniPreferred may be redeemed, at the option of the Fund, as a whole but not in part, out of funds legally available therefor, on the first day following any Dividend Period thereof included in a Rate Period consisting of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equalled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

         (v) The Fund may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 11 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (a) the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of shares of MuniPreferred by reason of the redemption of such shares on such redemption date and (b) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the shares of MuniPreferred) and the Discounted Value of S&P Eligible Assets (if S&P is then rating the shares of MuniPreferred) each at least equal the MuniPreferred Basic Maintenance Amount, and would at least equal the MuniPreferred Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. For purposes of determining in clause (b) of the preceding sentence whether the Discounted Value of Moody's Eligible Assets at least equals the MuniPreferred Basic Maintenance Amount, the Moody's Discount Factors applicable to Moody's Eligible Assets shall be determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definition of Moody's Discount Factor herein.

         (b) MANDATORY REDEMPTION. The Fund shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Directors for redemption, certain of the shares of MuniPreferred, if the Fund fails to have either Moody's Eligible Assets with a Discounted Value or S&P Eligible Assets with a Discounted Value greater than or equal to the MuniPreferred Basic Maintenance Amount or fails to maintain the 1940 Act MuniPreferred Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the shares of MuniPreferred, and such failure is not cured on or before the MuniPreferred Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be. The number of shares of MuniPreferred to be redeemed shall be equal to the lesser of (i) the minimum number of shares of MuniPreferred, together with all shares of other Preferred Stock subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Fund's having both Moody's Eligible Assets with a Discounted Value and S&P Eligible Assets with a Discounted Value greater than or equal to the MuniPreferred Basic Maintenance Amount or maintaining the 1940 Act MuniPreferred Asset Coverage, as the case may be, on such Cure Date (PROVIDED, HOWEVER, that if there is no such minimum number of shares of MuniPreferred and shares of other Preferred Stock the redemption or retirement of which would have had such result, all shares of MuniPreferred and Preferred Stock then outstanding shall be redeemed), and (ii) the maximum number of shares of MuniPreferred, together with all shares of other Preferred Stock subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor. In determining the shares of MuniPreferred required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed to satisfy the MuniPreferred Basic Maintenance Amount or the 1940 Act MuniPreferred Asset Coverage, as the case may be, pro rata among shares of MuniPreferred and other Preferred Stock (and, then, pro rata among each series of MuniPreferred) subject to redemption or retirement. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than 20 days nor later than 40 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of shares of MuniPreferred and shares of other Preferred Stock which are subject to redemption or retirement or the Fund otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Fund shall redeem those shares of MuniPreferred and shares of other Preferred Stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of MuniPreferred are to be redeemed pursuant to this paragraph (b), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

         (c) NOTICE OF REDEMPTION. If the Fund shall determine or be required to redeem shares of a series of MuniPreferred pursuant to paragraph (a) or (b) of this Section 11, it shall mail a Notice of Redemption with respect to such redemption by first class mail, postage prepaid, to each Holder of the shares of such series to be redeemed, at such Holder's address as the same appears on the stock books of the Fund on the record date established by the Board of Directors. Such Notice of Redemption shall be so mailed not less than 20 nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of shares of MuniPreferred to be redeemed and the series thereof; (iii) the CUSIP number for shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and (vii) the provisions of this Section 11 under which such redemption is made. If fewer than all shares of a series of MuniPreferred held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 11 that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

         (d) NO REDEMPTION UNDER CERTAIN CIRCUMSTANCES. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 11, if any dividends on shares of a series of MuniPreferred (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such series; PROVIDED, HOWEVER, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.

         (e) ABSENCE OF FUNDS AVAILABLE FOR REDEMPTION. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem shares of MuniPreferred shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; PROVIDED, HOWEVER, that the foregoing shall not apply in the case of the Fund's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed shares of MuniPreferred for which a Notice of Redemption has been mailed, dividends may be declared and paid on shares of MuniPreferred and shall include those shares of MuniPreferred for which a Notice of Redemption has been mailed.

         (f) AUCTION AGENT AS TRUSTEE OF REDEMPTION PAYMENTS BY FUND. All moneys paid to the Auction Agent for payment of the Redemption Price of shares of MuniPreferred called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

         (g) SHARES FOR WHICH NOTICE OF REDEMPTION HAS BEEN GIVEN ARE NO LONGER OUTSTANDING. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 11, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the shares of MuniPreferred that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I and in Section 3 of this Part I. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Auction Agent to the Holders of shares of MuniPreferred subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the shares of MuniPreferred called for redemption on such date and (ii) all other amounts to which Holders of shares of MuniPreferred called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of shares of MuniPreferred so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

         (h) COMPLIANCE WITH APPLICABLE LAW. In effecting any redemption pursuant to this Section 11, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and Minnesota law, but shall effect no redemption except in accordance with the 1940 Act and Minnesota law.

         (i) ONLY WHOLE SHARES OF MUNIPREFERRED MAY BE REDEEMED. In the case of any redemption pursuant to this Section 11, only whole shares of MuniPreferred shall be redeemed, and in the event that any provision of the Articles would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

         12.  LIQUIDATION RIGHTS.

         (a) RANKING. The shares of a series of MuniPreferred shall rank on a parity with each other, with shares of any other series of MuniPreferred and with shares of any other series of Preferred Stock as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

         (b) DISTRIBUTIONS UPON LIQUIDATION. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of shares of MuniPreferred then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Stock or on any other class of stock of the Fund ranking junior to the MuniPreferred upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same-day funds, together with any payments required to be made pursuant to Section 3 of this
Part I in connection with the liquidation of the Fund. After the payment to the Holders of the shares of MuniPreferred of the full preferential amounts provided for in this paragraph (b), the Holders of MuniPreferred as such shall have no right or claim to any of the remaining assets of the Fund.

         (c) PRO RATA DISTRIBUTIONS. In the event the assets of the Fund available for distribution to the Holders of shares of MuniPreferred upon any dissolution, liquidation, or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 12, no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the shares of MuniPreferred with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of MuniPreferred, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

         (d) RIGHTS OF JUNIOR STOCK. Subject to the rights of the holders of shares of any series or class or classes of stock ranking on a parity with the shares of MuniPreferred with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the shares of MuniPreferred as provided in paragraph (b) of this Section 12, but not prior thereto, any other series or class or classes of stock ranking junior to the shares of MuniPreferred with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the shares of MuniPreferred shall not be entitled to share therein.

         (e) CERTAIN EVENTS NOT CONSTITUTING LIQUIDATION. Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 12.

         13.  MISCELLANEOUS.

         (a) AMENDMENT OF APPENDIX A TO ADD ADDITIONAL SERIES. Subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Directors may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend APPENDIX A hereto to (1) reflect any amendments hereto which the Board of Directors is entitled to adopt pursuant to the terms of this Statement without shareholder approval and (2) add additional series of MuniPreferred or additional shares of a series of MuniPreferred (and terms relating thereto) to the series and shares of MuniPreferred theretofore described thereon. Each such additional series and all such additional shares shall be governed by the terms of this Statement.

         (b) APPENDIX A INCORPORATED BY REFERENCE. APPENDIX A hereto is incorporated in and made a part of this Statement by reference thereto.

         (c) NO FRACTIONAL SHARES. No fractional shares of MuniPreferred shall be issued.

         (d) STATUS OF SHARES OF MUNIPREFERRED REDEEMED, EXCHANGED OR OTHERWISE ACQUIRED BY THE FUND. Shares of MuniPreferred which are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued shares of Preferred Stock without designation as to series. Upon the redemption, exchange or other acquisition by the Fund of all outstanding shares of a series of MuniPreferred, all provisions of the Articles relating to such series (including, without limitation, all provisions of this Statement relating to such series) shall cease to be of further effect and shall cease to be part of the Articles. Upon the occurrence of any such event, the Board of Directors shall have the power, pursuant to Minnesota Statutes Section 302A.135, Subdivision 5 or any successor provision and without shareholder action, to cause restated articles of incorporation of the Fund or other appropriate documents to be prepared and filed with the Secretary of State of the State of Minnesota which reflect such removal from the Articles of all such provisions relating to such series or, if appropriate, the cancellation of this Statement, or both.

         (e) BOARD MAY RESOLVE AMBIGUITIES. To the extent permitted by applicable law, the Board of Directors may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Statement with respect to any series of MuniPreferred prior to the issuance of shares of such series.

         (f) HEADINGS NOT DETERMINATIVE. The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this Statement.

         (g) NOTICES. All notices or communications, unless otherwise specified in the By-Laws of the Fund or this Statement, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.

                                     PART II

         1. ORDERS. (a) Prior to the Submission Deadline on each Auction Date for shares of a series of MuniPreferred:

                  (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

                           (A) the number of Outstanding shares, if any, of such
                  series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such shares;

                           (B) the number of Outstanding shares, if any, of such
                  series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

                           (C) the number of Outstanding shares, if any, of such
                  series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series; and

                  (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause
(i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

         (b)(i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of MuniPreferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                  (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

                  (B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph
         (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

                  (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

         (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of MuniPreferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                  (A) the number of Outstanding shares of such series specified in such Sell Order; or

                  (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist;

PROVIDED, HOWEVER, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of MuniPreferred shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 7 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

         (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of MuniPreferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                  (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

                  (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

         (c) No Order for any number of shares of MuniPreferred other than whole shares shall be valid.

         2. SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT. (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for shares of MuniPreferred of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

                  (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

                  (ii) the aggregate number of shares of such series that are the subject of such Order;

                  (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

                           (A) the number of shares, if any, of such series
                  subject to any Hold Order of such Existing Holder;

                           (B) the number of shares, if any, of such series
                  subject to any Bid of such Existing Holder and the rate specified in such Bid; and

                           (C) the number of shares, if any, of such series
                  subject to any Sell Order of such Existing Holder; and

                  (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

         (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

         (c) If an Order or Orders covering all of the Outstanding shares of MuniPreferred of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; PROVIDED, HOWEVER, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

         (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding shares of MuniPreferred of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

                  (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

                  (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause
         (i) above;

                           (B) subject to subclause (A), if more than one Bid of
                  an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

                           (C) subject to subclauses (A) and (B), if more than
                  one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                           (D) in any such event, the number, if any, of such
                  Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

                  (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

         (e) If more than one Bid for one or more shares of a series of MuniPreferred is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

         (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

         3. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE. (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of MuniPreferred, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

                  (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available MuniPreferred" of such series);

                  (ii) from the Submitted Orders for shares of such series whether:

                           (A) the number of Outstanding shares of such series
                  subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series;

         exceeds or is equal to the sum of:

                           (B) the number of Outstanding shares of such series
                  subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such series; and

                           (C) the number of Outstanding shares of such series
                  subject to Submitted Sell Orders

         (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

                  (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

                           (A)(I) each such Submitted Bid of Existing Holders
                  specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

                           (B)(I) each such Submitted Bid of Potential Holders
                  specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

         would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause
         (B) above, would equal not less than the Available MuniPreferred of such series.

         (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Maximum Rate for shares of the series of MuniPreferred for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:

                  (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

                  (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or

                  (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be as set forth in Section 12 of APPENDIX A hereto.

         4. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES. Existing Holders shall continue to hold the shares of MuniPreferred that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

         (a) If Sufficient Clearing Bids for shares of a series of MuniPreferred have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

                  (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the shares of MuniPreferred subject to such Submitted Bids;

                  (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the shares of MuniPreferred subject to such Submitted Bids;

                  (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

                  (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the shares of MuniPreferred subject to such Submitted Bid, unless the number of Outstanding shares of MuniPreferred subject to all such Submitted Bids shall be greater than the number of shares of MuniPreferred ("remaining shares") in the excess of the Available MuniPreferred of such series over the number of shares of MuniPreferred subject to Submitted Bids described in clauses (ii) and
         (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold shares of MuniPreferred subject to such Submitted Bid, but only in an amount equal to the number of shares of MuniPreferred of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding shares of MuniPreferred held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of MuniPreferred subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

                  (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available MuniPreferred of such series over the number of shares of MuniPreferred subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding shares of MuniPreferred subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of MuniPreferred subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

         (b) If Sufficient Clearing Bids for shares of a series of MuniPreferred have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

                  (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the shares of MuniPreferred subject to such Submitted Bids;

                  (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

                  (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph
         (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

         (c) If all of the Outstanding shares of a series of MuniPreferred are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

         (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of MuniPreferred on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of shares of MuniPreferred of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of MuniPreferred.

         (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of MuniPreferred on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate shares of MuniPreferred of such series for purchase among Potential Holders so that only whole shares of MuniPreferred of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing shares of MuniPreferred of such series on such Auction Date.

         (f) Based on the results of each Auction for shares of a series of MuniPreferred, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, shares of MuniPreferred of such series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a series of MuniPreferred with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of shares of MuniPreferred that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

         (g) Neither the Fund nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver shares of MuniPreferred of any series or to pay for shares of MuniPreferred of any series sold or purchased pursuant to the Auction Procedures or otherwise.

         5. NOTIFICATION OF ALLOCATIONS. Whenever the Fund intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on shares of MuniPreferred, the Fund shall, in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its Beneficial Owners and Potential Beneficial Owners of shares of MuniPreferred believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

         6. AUCTION AGENT. For so long as any shares of MuniPreferred are outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its affiliates (which however, may engage or have engaged in business transactions with the Fund or its affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any shares of MuniPreferred are outstanding, the Board of Directors shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of shares of a series of MuniPreferred shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for shares of a series of MuniPreferred and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

         7. TRANSFER OF SHARES OF MUNIPREFERRED. Unless otherwise permitted by the Fund, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of shares of MuniPreferred only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; PROVIDED, HOWEVER, that (a) a sale, transfer or other disposition of shares of MuniPreferred from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 7 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

         8. GLOBAL CERTIFICATE. Prior to the commencement of a Voting Period,
(i) all of the shares of a series of MuniPreferred outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of MuniPreferred shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee. The foregoing restriction on registration of transfer shall be conspicuously noted on the face or back of the certificates of MuniPreferred in such a manner as to comply with the requirements of Minnesota Statute Section 302A.429, Subd. 2, and Section 8-204 of the Uniform Commercial Code as in effect in the State of Minnesota, or any successor provisions.

         IN WITNESS WHEREOF, NUVEEN INSURED QUALITY MUNICIPAL FUND, INC., has caused these presents to be signed in its name and on its behalf by its Vice
President on May   , 1999.


                                    NUVEEN INSURED QUALITY MUNICIPAL FUND, INC.


                                    By:
                                       ----------------------------------------
                                       Gifford R. Zimmerman

                                       Vice President and Secretary

                   NUVEEN INSURED QUALITY MUNICIPAL FUND, INC.

                                   APPENDIX A

SECTION 1.  DESIGNATION AS TO SERIES.

         SERIES F: A series of 10,000 shares of Preferred Stock, par value $.01 per share, liquidation preference $25,000 per share, is hereby designated "Municipal Auction Rate Cumulative Preferred Stock, Series TH." Each share of
Series F MuniPreferred shall be issued on May   , 1999; have an Applicable
Rate for its Initial Rate Period equal to     % per annum; have an initial
Dividend Payment Date of May   , 1999; and have such other preferences,
limitations and relative voting rights, in addition to those required by applicable law or set forth in the Articles applicable to Preferred Stock of the Fund, as set forth in Part I and Part II of this Statement. The Series TH MuniPreferred shall constitute a separate series of Preferred Stock of the Fund, and each share of Series TH MuniPreferred shall be identical except as provided in Section 11 of Part I of this Statement.

SECTION 2.  NUMBER OF AUTHORIZED SHARES PER SERIES.

         The number of authorized shares constituting Series TH MuniPreferred is 10,000.

SECTION 3.  EXCEPTIONS TO CERTAIN DEFINITIONS.

         Notwithstanding the definitions contained under the heading "Definitions" in this Statement, the following terms shall have the following meanings for purposes of this Statement:

         Not applicable.

SECTION 4.  CERTAIN DEFINITIONS.

         For purposes of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

                  "GROSS-UP PAYMENT" means payment to a Holder of shares of MuniPreferred of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Holder to which such Gross-up Payment relates, would cause such Holder's dividends in dollars (after Federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such Holder if the amount of such aggregate Taxable Allocations would have been excludable from the gross income of such Holder. Such Gross-up Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Holder of shares of MuniPreferred is subject to the Federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each Holder of shares of MuniPreferred at the maximum marginal regular Federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

                  "MOODY'S DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined by reference to (i) (A) in the event such Municipal Obligation is covered by an Original Issue Insurance Policy or a Portfolio Insurance policy which does not provide the Fund with the option to obtain Permanent Insurance with respect to such Municipal Obligation, or is not covered by bond insurance, the Moody's or S&P rating on such Municipal Obligation, (B) in the event such Municipal Obligation is covered by a Secondary Market Insurance Policy, the Moody's insurance claims-paying ability rating of the issuer of the policy, or (C) in the event such Municipal Obligation is covered by a Portfolio Insurance policy which provides the Fund with the option to obtain Permanent Insurance with respect to such Municipal Obligation, at the Fund's option, the Moody's or S&P rating on such Municipal Obligation or the Moody's insurance claims-paying ability rating of the issuer of the Portfolio Insurance policy and (ii) the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below:


                           RATING CATEGORY
------------------------------------------

                                                                                           (V)MIG SP-1
    EXPOSURE PERIOD                             AAA*       AA*          A*         BAA*     OTHER**       -1***        +***
    ------------------------------------------------------------------------------------------------------------------------
7 weeks                                         151%       159%        168%        202%        229%       136%          148%
8 weeks or less but greater
  than seven weeks                              154        164         173         205         235        137           149
9 weeks or less but greater
  than eight weeks                              158        169         179         209         242        138           150

*        Moody's rating.

**       Municipal Obligations not rated by Moody's but rated BBB by S&P.

*** Municipal Obligations rated MIG-1 or VMIG-1 or, if not rated by Moody's, rated SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.


                  If the Moody's Discount Factor used to discount a particular Municipal Obligation is determined by reference to the insurance claims-paying ability rating of the insurer of such Municipal Obligation, such Moody's Discount Factor will be increased by an amount equal to 50% of the difference between (i) the percentage set forth in the above table under the applicable rating category, and (ii) the percentage set forth in the above table under the rating category that is one rating category below the applicable rating category. Notwithstanding the foregoing, (i) the Moody's Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least MIG-1, VMIG-1 or P-1 by Moody's and mature or have a demand feature at par exercisable in 30 days or less or 125% as long as such Municipal Obligations are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable in 30 days or less and (ii) no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

                  "MOODY'S ELIGIBLE ASSET" shall mean cash, Receivables for Municipal Obligations Sold or a Municipal Obligation that (i) pays interest in cash, (ii) is publicly rated Baa or higher by Moody's or, if not rated by Moody's but rated by S&P, is rated at least BBB by S&P (PROVIDED, HOWEVER, that for purposes of determining the Moody's Discount Factor applicable to any such S&P-rated Municipal Obligation, such Municipal Obligation (excluding any short-term Municipal Obligation) shall be deemed to have a Moody's rating which is one full rating category lower than its S&P rating), (iii) does not have its Moody's rating suspended by Moody's, and (iv) is part of an issue of Municipal Obligations of at least $10,000,000. Municipal Obligations issued by any one issuer and rated BBB by S&P may comprise no more than 4% of total Moody's Eligible Assets; such BBB-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated Baa by Moody's or A by S&P, may comprise no more than 6% of total Moody's Eligible Assets; such BBB, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated A by Moody's or AA by S&P, may comprise no more than 10% of total Moody's Eligible Assets; and such BBB, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated Aa by Moody's or AAA by S&P, may comprise no more than 20% of total Moody's Eligible Assets. For purposes of the foregoing sentence, any Municipal Obligation backed by the guaranty, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Municipal Obligation. Municipal Obligations issued by issuers located within a single state or territory and rated BBB by S&P may comprise no more than 12% of total Moody's Eligible Assets; such BBB-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated Baa by Moody's or A by S&P, may comprise no more than 20% of total Moody's Eligible Assets; such BBB, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated A by Moody's or AA by S&P, may comprise no more than 40% of total Moody's Eligible Assets; and such BBB, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of total Moody's Eligible Assets. For purposes of applying the foregoing requirements, a Municipal Obligation shall be deemed to be rated BBB by S&P if rated BBB-, BBB or BBB+ by S&P, Moody's Eligible Assets shall be calculated without including cash, and Municipal Obligations rated MIG-1, VMIG-1 or P-1 or, if not rated by Moody's, rated A-1+/AA or SP-1+/AA by S&P, shall be considered to have a long-term rating of A. When the Fund sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Moody's Eligible Assets, and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the MuniPreferred Basic Maintenance Amount. When the Fund purchases a Moody's Eligible Asset and agrees to sell it at a future date, such Eligible Asset shall be valued at the amount of cash to be received by the Fund upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A2 from Moody's and the transaction has a term of no more than 30 days, otherwise such Eligible Asset shall be valued at the Discounted Value of such Eligible Asset.

                  Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent it is (i) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by Nuveen Advisory Corp., The Chase Manhattan Bank, N.A. or the Auction Agent and (d) Liens by virtue of any repurchase agreement; or (ii) deposited irrevocably for the payment of any liabilities for purposes of determining the MuniPreferred Basic Maintenance Amount.

                  For purposes of determining as of any Valuation Date whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount, the Fund shall include as a liability in the calculation of the MuniPreferred Basic Maintenance Amount an amount calculated semi-annually equal to 150% of the estimated cost of obtaining Permanent Insurance with respect to Moody's Eligible Assets that are (i) covered by Portfolio Insurance policies which provide the Fund with the option to obtain such Permanent Insurance and (ii) discounted by a Moody's Discount Factor determined by reference to the insurance claims-paying ability rating of the issuer of such Portfolio Insurance policy.

                  "ORIGINAL ISSUE INSURANCE" shall mean "Original Issue Insurance" as defined in the Fund's Registration Statement.

                  "PERMANENT INSURANCE" shall mean "Permanent Insurance" as defined in the Fund's Registration Statement.

                  "PORTFOLIO INSURANCE" shall mean "Portfolio Insurance" as defined in the Fund's Registration Statement.

                  "RATE MULTIPLE," for shares of a series of MuniPreferred on any Auction Date for shares of such series, shall mean the percentage, determined as set forth below, based on the prevailing rating of shares of such series in effect at the close of business on the Business Day next preceding such Auction Date:


                  PREVAILING RATING                      PERCENTAGE
                  -----------------                      ----------
                  "aa3"/AA- or higher                       110%
                  "a3"/A-                                   125%
                  "baa3"/BBB-                               150%
                  "ba3"/BB-                                 200%
                  Below "ba3"/BB-                           250%

         PROVIDED, HOWEVER, that in the event the Fund has notified the Auction Agent of its intent to allocate income taxable for Federal income tax purposes to shares of such series prior to the Auction establishing the Applicable Rate for shares of such series, the applicable percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater.

                  For purposes of this definition, the "prevailing rating" of shares of a series of MuniPreferred shall be (i) "aa3"/AA- or higher if such shares have a rating of "aa3" or better by Moody's and AA- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (ii) if not "aa3"/AA- or higher, then "a3"/A- if such shares have a rating of "a3" or better by Moody's and A- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below,
         (iii) if not "aa3"/AA- or higher or "a3"/A-, then "baa3"/BBB- if such shares have a rating of "baa3" or better by Moody's and BBB- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iv) if not "aa3"/AA- or higher, "a3"/A- or "baa3"/BBB-, then "ba3"/BB- if such shares have a rating of "ba3" or better by Moody's and BB- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, and (v) if not "aa3"/AA- or higher, "a3"/A-, "baa3"/BBB-, or "ba3"/BB-, then Below "ba3"/BB-; PROVIDED, HOWEVER, that if such shares are rated by only one rating agency, the prevailing rating will be determined without reference to the rating of any other rating agency. The Fund shall take all reasonable action necessary to enable either S&P or Moody's to provide a rating for shares of MuniPreferred. If neither S&P nor Moody's shall make such a rating available, the party set forth in Section 7 of APPENDIX A or its successor shall select at least one nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time) to act as a substitute rating agency in respect of shares of the series of MuniPreferred set forth opposite such party's name in Section 7 of APPENDIX A and the Fund shall take all reasonable action to enable such rating agency to provide a rating for such shares.

                  "S&P DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any S&P Eligible Asset, the percentage determined by reference to (i)(A) in the event such Municipal Obligation is covered by an Original Issue Insurance policy or a Portfolio Insurance policy which does not provide the Fund with the option to obtain Permanent Insurance with respect to such Municipal Obligation, or is not covered by bond insurance, the S&P or Moody's rating on such Municipal Obligation, (B) in the event such Municipal Obligation is covered by a Secondary Market insurance policy, the S&P insurance claims-paying ability rating of the issuer of the policy, or
         (C) in the event such Municipal Obligation is covered by a Portfolio Insurance policy which provides the Fund with the option to obtain Permanent Insurance with respect to such Municipal Obligation, at the Fund's option, the S&P or Moody's rating on such Municipal Obligation or the S&P insurance claims-paying ability rating of the issuer of the Portfolio Insurance policy and (ii) the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the S&P Exposure Period, in accordance with the table set forth below:

                                                   RATING CATEGORY
--------------------------------------------------------------------------------
         EXPOSURE PERIOD            AAA*          AA*           A*         BBB*
--------------------------------------------------------------------------------
         40 Business Days             190%         195%         210%       250%
         22 Business Days             170          175          190        230
         10 Business Days             155          160          175        215
          7 Business Days             150          155          170        210
          3 Business Days             130          135          150        190

         *S&P rating.

                  Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable within 30 days or less, or 125% if such Municipal Obligations are not rated by S&P but are rated VMIG-1, P-1 or MIG-1 by Moody's; PROVIDED, HOWEVER, that any such Moody's-rated short-term Municipal Obligations which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-1+ from S&P; and further provided that such Moody's-rated short-term Municipal Obligations may comprise no more than 50% of short-term Municipal Obligations that qualify as S&P Eligible Assets; (ii) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, rated MIG-1 or VMIG-1 by Moody's, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Obligations.

                  "S&P ELIGIBLE ASSET" shall mean cash (excluding any cash irrevocably deposited by the Fund for the payment of any liabilities within the meaning of MuniPreferred Basic Maintenance Amount), Receivables for Municipal Obligations Sold or a Municipal Obligation owned by the Fund that (i) is interest bearing and pays interest at least semi-annually; (ii) is payable with respect to principal and interest in U.S. Dollars (PROVIDED, HOWEVER,, that such Moody's-rated Municipal Obligations will be included in S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 50% of the aggregate Market Value of S&P Eligible Assets; and FURTHER PROVIDED that, for purposes of determining the S&P Discount Factor applicable to any such Moody's-rated Municipal Obligation, such Municipal Obligation will be deemed to have an S&P rating which is one full rating category lower that its Moody's rating); (iii) is publicly rated BBB or higher by S&P or, if not rated by S&P but rated by Moody's, is rated at least A by Moody's; (iv) is not part of a private placement of Municipal Obligations; and (v) is part of an issue of Municipal Obligations with an original issue size of at least $20 million or, if of an issue with an original issue size below $20 million (but in no event below $10 million), is issued by an issuer with a total of at least $50 million of securities outstanding. Solely for purposes of this definition, the term "Municipal Obligation" means any obligation the interest on which is exempt from regular Federal income taxation and which is issued by any of the fifty

         United States, the District of Columbia or any of the territories of the United States, their subdivisions, counties, cities, towns, villages, school districts and agencies (including authorities and special districts created by the states), and federally sponsored agencies such as local housing authorities. Notwithstanding the foregoing limitations:

                           (1) Municipal Obligations of any one issuer or
                  guarantor (excluding bond insurers) shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 10% of the aggregate Market Value of S&P Eligible Assets, provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the Market Value of such Municipal Obligations exceeds 5% of the aggregate Market Value of S&P Eligible Assets;

                           (2) Long-Term Municipal Obligations issued by issuers
                  in any one state or territory shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 20% of the aggregate Market Value of S&P Eligible Assets.

                  For purposes of determining as of any Valuation Date whether the Fund has S&P Eligible Assets with an aggregate Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount, the Fund shall include as a liability in the calculation of the MuniPreferred Basic Maintenance Amount, an amount calculated semi-annually equal to 150% of the estimated cost of obtaining Permanent Insurance with respect to S&P Eligible Assets that are (i) covered by Portfolio Insurance policies which provide the Fund with the option to obtain such Permanent Insurance and (ii) discounted by an S&P Discount Factor determined by reference to the insurance claims-paying ability rating of the issuer of such Portfolio Insurance policy.

                  "SECONDARY MARKET INSURANCE" shall mean "Secondary Market Insurance" as defined in the Fund's Registration Statement.

SECTION 5.  INITIAL RATE PERIOD.

         The Initial Rate Period for shares of Series TH MuniPreferred shall be the period from and including the Date of Original Issue thereof to but
excluding, May   , 1999.

SECTION 6. DATE FOR PURPOSES OF PARAGRAPH (yyy) CONTAINED UNDER THE HEADING "DEFINITIONS" IN THIS STATEMENT.

            May 31, 1999 for Series TH.

SECTION 7. PARTY NAMED FOR PURPOSES OF THE DEFINITION OF "RATE MULTIPLE" IN THIS STATEMENT.

Party:   Series of MuniPreferred:

Salomon Smith Barney Inc.                                         Series TH


SECTION 8.  ADDITIONAL DEFINITIONS.

         Not applicable.

SECTION 9.  DIVIDEND PAYMENT DATES.

         Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall be payable on shares of:

         Series TH MuniPreferred on Friday, May   , 1999, and on each Friday
         thereafter.

SECTION 10. AMOUNT FOR PURPOSES OF SUBPARAGRAPH (c)(i) OF SECTION 5 OF PART I OF
            THIS STATEMENT.

         $260,000,000

SECTION 11. REDEMPTION PROVISIONS APPLICABLE TO INITIAL RATE PERIODS.

         Not applicable.

SECTION 12. APPLICABLE RATE FOR PURPOSES OF SUBPARAGRAPH(b)(iii) OF SECTION 3 OF
            PART II OF THIS STATEMENT.

         For purpose of subparagraph (b)(iii) of Section 3 of Part II of this Statement, the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be equal to the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of (A) (I) the "AA" Composite Commercial Paper Rate on such Auction Date for such Rate Period, if such Rate Period consists of fewer than 183 Rate Period Days; (II) the Treasury Bill Rate on such Auction Date for such Rate Period, if such Rate Period consists of more than 182 but fewer than 365 Rate Period Days; or (III) the Treasury Note Rate on such Auction Date for such Rate Period, if such Rate Period is more than 364 Rate Period Days (the rate described in the foregoing clause (A)(I), (II) or (III), as applicable, being referred to herein as the "Benchmark Rate") and (B) 1 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater; PROVIDED, HOWEVER, that if the Fund has notified the Auction Agent of its intent to allocate to shares of such series in such Rate Period any net capital gains or other income taxable for Federal income tax purposes ("Taxable Income"), the Applicable Rate for shares of such series for such Rate Period will be (i) if the Taxable Yield Rate (as defined below) is greater than the Benchmark Rate, then the Benchmark Rate, or (ii) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of the

Benchmark Rate multiplied by the factor set forth in the preceding clause (B) and (y) the product of the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield Rate. For purposes of the foregoing, Taxable Yield Rate means the rate determined by (a) dividing the amount of Taxable Income available for distribution per such share of MuniPreferred by the number of days in the Dividend Period in respect of which such Taxable Income is contemplated to be distributed, (b) multiplying the amount determined in (a) above by 365 (in the case of a Dividend Period of 7 Rate Period Days) or 360 (in the case of any other Dividend Period), and (c) dividing the amount determined in (b) above by $25,000.

                                  APPENDIX C:
                            DESCRIPTION OF INSURERS

Set forth below is information about the various municipal bond insurers with whom the Nuveen Insured Municipal Opportunity Fund, Inc. currently maintains specific insurance policies for particular municipal bonds or policies of portfolio insurance.

AMBAC ASSURANCE CORPORATION ("AMBAC ASSURANCE")

Ambac Assurance Corporation ("Ambac Assurance") is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of approximately $3,290,000,000 (unaudited) and statutory capital of approximately $1,920,000,000 (unaudited) as of December 31, 1998. Statutory capital consists of Ambac Assurance's policyholders' surplus and statutory contingency reserve. Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service and Fitch IBCA, Inc. have assigned a triple-A financial strength rating to Ambac Assurance.

Ambac Assurance has obtained a ruling from the Internal Revenue Service to the effect that the insuring of an obligation by Ambac Assurance will not affect the treatment for federal income tax purposes of interest on such obligation and that insurance proceeds representing maturing interest paid by Ambac Assurance under policy provisions substantially identical to those contained in its municipal bond insurance policy shall be treated for federal income tax purposes in the same manner as if such payments were made by the issuer of the bonds.

Ambac Assurance makes no representation regarding the bonds or the advisability of investing in the bonds and makes no representation regarding, nor has it participated in the preparation of, the Official Statement other than the information supplied by Ambac Assurance and presented under the heading "Ambac Assurance Corporation."

FINANCIAL SECURITY ASSURANCE INC. ("FINANCIAL SECURITY")

Financial Security is a monoline insurance company incorporated under the laws of the State of New York. Financial Security is licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia and Puerto Rico.

Financial Security is a wholly owned subsidiary of Financial Security
Assurance Holdings Ltd. ("Holdings"), a New York Stock Exchange listed company. Major shareholders of Holdings include Fund American Enterprise Holdings, Inc., XL Capital Ltd., MediaOne Group, Inc., and The Tokio Marine and Fire Insurance Co., Ltd. No shareholder is obligated to pay any debts of or any claims against Financial Security. Financial Security is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of December 31, 1998, the total policyholders' surplus and contingency reserves and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with statutory accounting principles, approximately $1,037,710,000 (audited) and $595,900,000 (audited), the total shareholders' equity and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with generally accepted accounting principles, approximately $1,104,591,000 (audited) and $504,603,000 (audited). Copies of Financial Security's financial statements may be obtained by writing to Financial Security at 350 Park Avenue, New York, New York 10022, Attention: Communications Department. Financial Security's telephone number is (212) 826-0100. Financial Security's financial statements are included as exhibits to the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission by Holdings and may be reviewed at Holdings' website:www.fsa.com.

MBIA INSURANCE CORPORATION ("MBIA")

The Insurer is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA Inc. is not obligated to pay the debts of or claims against the Insurer. The Insurer is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. The Insurer has two European branches, one in the Republic of France and the other in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rates and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by the Insurer, changes in control and transactions among affiliates. Additionally, the Insurer is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

As of December 31, 1997 the Insurer had admitted assets of $5.3 billion (audited), total liabilities of $3.5 billion (audited), and total capital and surplus of $1.8 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of September 30, 1998, the Insurer had admitted assets of $6.3 billion (unaudited), total liabilities of $4.1 billion (unaudited), and total capital and surplus of $2.2 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

Furthermore, copies of the Insurer's year end financial statements prepared in accordance with statutory accounting practices are available without charge from the Insurer. A copy of the Annual Report on Form 10-K of MBIA Inc. is available from the Insurer or the Securities and Exchange Commission. The address of the Insurer is 113 King Street, Armonk, New York 10504. The telephone number of the Insurer is (914) 273-4545.

The Insurer's policy of portfolio insurance unconditionally and irrevocably guarantees to Nuveen Insured Municipal Opportunity Fund, Inc. the full and complete payment required to be made by or on behalf of the issuer to the applicable paying agent or its successor of an amount equal to (i) the principal of (either at the stated maturity or by advancement of maturity pursuant to a mandatory sinking fund payment) and interest on, the Municipal Obligations as such payments shall become due but shall not be so paid (except that in the event of any acceleration of the due date of such principal by reason of mandatory or optional redemption or acceleration resulting from default or otherwise, other than any advancement of maturity pursuant to a mandatory sinking fund payment, the payments guaranteed by the Insurer's policy shall be made in such amounts and at such times as such payments of principal would have been due had there not been any such acceleration) and (ii) the reimbursement of any such payment which is subsequently recovered from the Fund pursuant to a final judgment by a court of competent jurisdiction that such payment constitutes an avoidable preference to the Fund within the meaning of any applicable bankruptcy law (a "Preference").

The Insurer's policy does not insure against loss of any prepayment premium which may at any time be payable with respect to any Municipal Obligation. The Insurer's policy does not, under any circumstance, insure against loss relating to: (i) optional or mandatory redemptions (other than mandatory sinking fund redemptions); (ii) any payments to be made on an accelerated basis; (iii) payments of the purchase price of Municipal Obligations upon tender thereof; or
(iv) any Preference relating to (i) through (iii) above. The Insurer's policy also does not insure against nonpayment of principal of or interest on the Municipal Obligations resulting from the insolvency, negligence or any other act or omission of any paying agent for the Municipal Obligations.

With respect to small issue industrial development bonds and pollution control revenue bonds covered by the policy, the Insurer guarantees the full and complete payments required to be made by or on behalf of an issuer of such bonds if there occurs pursuant to the terms of the bonds an event which results in the loss of the tax-exempt status of interest on such bonds, including principal, interest or premium payments payable thereon, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such bonds.

When the Insurer receives from the paying agent or the Fund, (1) telephonic or telegraphic notice (subsequently confirmed in writing by registered or certified mail), or (2) written notice by registered or certified mail, that a required payment of any insured amount which is then due has not been made, the Insurer on the due date of such payment or within one business day after receipt of notice of such nonpayment, whichever is later, will make a deposit of funds, in an account with State Street Bank and Trust Company, N.A., in New York, New York, or its successor, sufficient for the payment of any such insured amounts which are then due. Upon presentment and surrender of such Municipal Obligations or presentment of such other proof of ownership of the Municipal Obligations, together with any appropriate instruments of assignment to evidence the assignment of the insured amounts due on the Municipal Obligations as are paid by the Insurer, and appropriate instruments to effect the appointment of the Insurer as agent for the Fund in any legal proceeding related to payment of insured amounts on Municipal Obligations, such instruments being in a form satisfactory to State Street Bank and Trust

Company, N.A., State Street Bank and Trust Company, N.A. shall disburse to the Fund or the paying agent payment of the insured amounts due on such Municipal Obligations, less any amount held by the paying agent for the payment of such insured amounts and legally available therefor.

FINANCIAL GUARANTY INSURANCE COMPANY ("FINANCIAL GUARANTY")

The Portfolio Insurance Policy is non-cancellable except for failure to pay the premium. The premium rate for each purchase of a security covered by the Portfolio Insurance Policy is fixed for the life of the Insured Bond. The insurance premiums are payable monthly by the Fund and are adjusted for purchases, sales and payments prior to maturity of Insured Bonds during the month. In the event of a sale of any Insured Bond by the Fund or payment thereof prior to maturity, the Portfolio Insurance policy terminates as to such Insured Bond.

Under the provisions of the Portfolio Insurance Policy, Financial Guaranty unconditionally and irrevocably agrees to pay to State Street Bank and Trust Company, or its successor, as its agent (the "Fiscal Agent"), that portion of the principal of and interest on the Insured Bonds which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the Insured Bonds. The term "due for payment" means, when referring to the principal of an Insured Bond, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on an Insured Bond, the stated date for payment of interest. In addition, the Portfolio Insurance Policy covers nonpayment by the issuer that results from any payment of principal or interest made by such issuer on the Insured Bond to the Fund which has been recovered from the Fund or its shareholders pursuant to the United States Bankruptcy Code by a trustee in bankruptcy in accordance with a final, nonappealable order of a court having competent jurisdiction.

Financial Guaranty will make such payments to the Fiscal Agent on the date such principal or interest becomes due for payment or on the business day next following the day on which Financial Guaranty shall have received notice of nonpayment, whichever is later. The Fiscal Agent will disburse the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer, but only upon receipt by the Fiscal Agent of (i) evidence of the Trustee's right to receive payment of the principal or interest due for payment and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest due for payment thereupon shall vest in Financial Guaranty. Upon such disbursement, Financial Guaranty shall become the owner of the Insured Bond, appurtenant coupon or right to payment of principal or interest on such Insured Bond and shall be fully subrogated to all of the Trustee's rights thereunder, including the right to payment, thereof.

In determining whether to insure municipal securities held in the Fund, Financial Guaranty will apply its own standards which are not necessarily the same as the criteria used in regard to the selection of securities by the Fund.

Certain of the municipal securities insured under the Portfolio Insurance Policy may also be insured under an insurance policy obtained by the issuer of such municipal securities. The premium for any insurance policy or policies obtained by an issuer or Insured Bonds has been paid in advance by such issuer and any such policy or policies are non-cancellable and will continue in force so long as the Insured Bonds so insured are outstanding. Financial Guaranty has also agreed, if requested by the Funds on or before the fifth day preceding the 1st day of any month, to insure to maturity Insured Bonds sold by the Trustee during the month immediately following such request of the Funds. The premium for any such insurance to maturity provided by Financial Guaranty is paid by the Fund and any such insurance is non-cancellable and will continue in force so long as the Bonds so insured are outstanding.

Financial Guaranty is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a subsidiary of General Electric Capital Corporation. Financial Guaranty is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. As of December 31, 1998, the total capital and surplus of Financial Guaranty was $1,258,215,191. Financial Guaranty prepares financial statements on the basis of both statutory accounting principles and generally accepted accounting principles. Copies of such financial statements may be obtained by writing to Financial Guaranty at 115 Broadway, New York, New York 10006, Attention: Communications Department (telephone number: (212) 312-3000) or to the New York State Insurance Department at 25 Beaver Street, New York, New York 10004-2319, Attention: Financial Condition Property/Casualty Bureau (telephone number: (212) 480- 5187).

The policies of insurance obtained by the Fund from Financial Guaranty and the negotiations in respect thereof represent the only relationship between Financial Guaranty and the Fund. Otherwise neither Financial Guaranty nor its parent, FGIC Corporation, or any affiliate thereof has any significant relationship, direct or indirect, with the Fund or the Board of Trustees of the Fund.

The above municipal bond insurers have insurance claims-paying ability ratings of AAA from S&P and Aaa from Moody's. Financial Guaranty also has an insurance claims-paying ability rating of AAA from Fitch. An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with its terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time. A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is adjudged by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position.

An insurance claims-paying ability rating by S&P or Moody's does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment, nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

The assignment of ratings by S&P or Moody's to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process form the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

S&P's and Moody's ratings are not recommendations to buy, sell or hold the Municipal Obligations insured by policies issued by AMBAC Assurance, Financial Security, MBIA or Financial Guaranty and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Municipal Obligations insured by policies issued by AMBAC Assurance, Financial Security, MBIA or Financial Guaranty.

S&P's ratings of AMBAC Assurance, Financial Security, MBIA and Financial Guaranty should be evaluated independent of Moody's ratings. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. See Appendix A for more information about ratings by Moody's and S&P.

NUVEEN INSURED QUALITY MUNICIPAL FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

APRIL ______, 1999

                          PART C -- OTHER INFORMATION

ITEM 24: FINANCIAL STATEMENTS AND EXHIBITS

(1)  FINANCIAL STATEMENTS:
     Included in Part A of the Registration Statement

     Financial Highlights for each of the nine years ended October 31, 1998

     PART I

     Portfolio of Investments, October 31, 1998 (audited)
     Statement of Net Assets, October 31, 1998 (audited)
     Statement of Operations for the year ended October 31, 1998 (audited) Statement of Changes in Net Assets for the two years ended October 31, 1998 (audited)

(2)  EXHIBITS

     The exhibits to this Registration Statement are listed in the Exhibit Index located elsewhere herein.

ITEM 25: MARKETING ARRANGEMENTS

   See Sections 2(a) and 3(i) of the Purchase Agreement filed as an Exhibit herein.

ITEM 26: OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION



Securities and Exchange Commission fees                  $ 16,124
Printing and engraving expenses                            70,000
Legal fees                                                 65,000
Accounting expenses                                         5,000
Rating Agency fees                                         15,000
Blue Sky filing fees and expenses                          10,000
Miscellaneous expenses                                      5,000
                                                         --------
         Total*                                          $186,124
                                                         ========

[*Estimated]

ITEM 27: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Not applicable

ITEM 28: NUMBER OF HOLDERS OF SECURITIES

     At March 31, 1999:

                                                                  NUMBER OF
                 TITLE OF CLASS                                   RECORD HOLDERS
                 --------------                                   --------------
Common Stock, $.01 par value................................
                                                                    ---------
Preferred Stock, $.01 par value.............................
                                                                    ---------

ITEM 29: INDEMNIFICATION

     Article EIGHTH of the Registrant's Articles of Incorporation provides as follows:

     EIGHTH: To the maximum extent permitted by the Minnesota Business Corporation Act, as from time to time amended, the Corporation shall indemnify its currently acting and its former directors, officers, employees and agents, and those persons who, at the request of the Corporation, serve or have served another corporation, partnership, joint venture, trust or other enterprise in one or more such capacities. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification may otherwise be entitled.

     Expenses (including attorneys' fees) incurred in defending a civil or criminal action, suit or proceeding (including costs connected with the preparation of a settlement) may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding, if authorized by the Board of Directors in the specific case, upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay that amount of the advance which exceeds the amount which it is ultimately determined that he is entitled to receive from the Corporation by reason of indemnification as authorized herein; provided, however, that prior to making any such advance at least one of the following conditions shall have been met: (1) the indemnitee shall provide a security for his undertaking, (2) the Corporation shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party directors of the Corporation, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

     Nothing in these Articles of Incorporation or in the By-Laws shall be deemed to protect or provide indemnification to any director or officer of the Corporation against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"), and the Corporation shall not indemnify any of its officers or directors against any liability to the Corporation or to its security holders unless a determination shall have been made in the manner provided hereafter that such liability has not arisen from such officer's or director's disabling conduct. A determination that an officer or director is entitled to indemnification shall have been properly made if it is based upon (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the indemnitee was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in the Investment Company Act of 1940 nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

     The directors and officers of the Registrant are covered by Investment Trust Errors and Omission policies in the aggregate amount of $40,000,000 (with a maximum deductible of $500,000) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful).

     Section 7 of the Underwriting Agreement filed as Exhibit h to this Registration Statement provides for each of the parties thereto, including the Registrant and the Underwriters, to indemnify the others, their directors, certain of their officers and directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the Federal securities laws.

ITEM 30: BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Nuveen Advisory Corp. serves as investment adviser to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Municipal Trust, Nuveen Taxable Funds Inc., Nuveen California Tax-Free Fund, Inc., Nuveen Tax-Free Money Market Fund, Inc., Nuveen Tax-Exempt Money Market Fund, Inc., and Nuveen Tax-Free Reserves, Inc. It also serves as investment adviser to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc.,

Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, and Nuveen Insured Premium Income Municipal Fund 2. Nuveen Advisory Corp. has no other clients or business at the present time. The principal business address for all of these investment companies is 333 West Wacker Drive, Chicago, Illinois 60606.

ITEM 31: LOCATION OF ACCOUNTS AND RECORDS

     Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains Articles of Incorporation, By-Laws, minutes of directors and shareholders meetings, and contracts of the Registrant and all advisory material of the investment adviser.

     The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Advisory Corp. It also maintains all the required records in its capacity as transfer, dividend paying, and shareholder service agent for shares of the Registrant's Common Stock. Bankers Trust Company, 4 Albany Street, New

York, New York 10006, maintains all required records in its capacity as transfer agent, registrar, dividend disbursing agent and redemption agent for the Registrant's MuniPreferred shares.

ITEM 32: MANAGEMENT SERVICES

     Not applicable.

ITEM 33: UNDERTAKINGS

(1) Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not applicable

(3) Not applicable

(4) Not applicable

(5) Registrant undertakes that:

     (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as a part of a registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be a part of this Registration Statement as of the time it was declared effective.

     (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

(7) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding (is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, and State of Illinois, on the 29th day of April, 1999.


                  NUVEEN INSURED QUALITY MUNICIPAL FUND, INC.

                            /s/ GIFFORD R. ZIMMERMAN

                            --------------------------------------
                            Gifford R. Zimmerman, Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


                   SIGNATURE                             TITLE                                   DATE
                   ---------                             -----                                   ----

/s/ STEPHEN D. FOY                                   Vice President and                        April 29, 1999
-----------------------------------------            Controller (Principal
Stephen D. Foy                                       Financial and Accounting
                                                                     Officer)

Timothy R. Schwertfeger*                             Executive Officer

Robert P. Bremner*                                   Director

Lawrence H. Brown*                                   Director

Anne E. Impellizzeri*                                Director

Peter R. Sawers*                                     Director

William J. Schneider*                                Director

Judith M. Stockdale*                                 Director

                                            By
                                            /s/ GIFFORD R. ZIMMERMAN
                                            -----------------------
                                            Gifford R. Zimmerman
                                            Attorney-in-Fact
                                            April 29, 1999

----------------
* An original power of attorney authorizing, among others, Timothy R. Schwertfeger, Gifford R. Zimmerman, Larry W. Martin, and each of them, to execute this Registration Statement, and Amendments thereto, for each of the officers and directors of Registrant on whose behalf this Registration Statement is filed, have been executed and are filed herewith.

INDEX TO EXHIBITS

                                                              SEQUENTIALLY
EXHIBIT                                                       NUMBERED
NUMBER                                                        PAGE
-------                                                       ------------

a. Restated Articles of Incorporation of Registrant, as amended, including the Statement Establishing and Fixing the Rights and Preferences of
     Registrant's Municipal Auction Rate Cumulative Preferred Stock....

b.   By-Laws of Registrant ............................................

c.   Not applicable....................................................

d.1  Basic Terms of Auction Agency Agreement, including form of request and acceptance letter related thereto ................................

d.2  Basic Terms of Broker-Dealer Agreement, including form of request and acceptance letter related thereto ................................

d.3  Form of Letter of Representation to The Depository Trust Company relating to the Series of MuniPreferred ...................................

e.   Dividend Reinvestment Plan .......................................

f.   Not applicable....................................................

g.1  Investment Management Agreement ..................................

g.2  Renewal of Investment Management Agreement .......................

h.   Form of Underwriting Agreement ...................................

i.   Deferred Compensation Plan for Non-Employee Directors ............

j.1  Exchange-Traded Fund Custody Agreement ...........................

j.2  Fund Accounting Agreement ........................................

j.3  Letter of Succession to Agreements ...............................

k.   Not applicable....................................................
l.    Opinion and consent of Morgan, Lewis & Bockius LLP...............
m.   Not applicable....................................................
n.   Consent of Ernst & Young..........................................*

o.   Not applicable....................................................

p.   Not applicable....................................................

q.   Not applicable....................................................

r.   Financial Data Schedule ..........................................

s.   Powers of Attorney ...............................................


*to be filed by amendment